UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811- 09101

Exact name of registrant as specified in charter:	Prudential Investment Portfolios 9

Address of principal executive offices:	655 Broad Street, 17th Floor
Newark, New Jersey 07102

Name and address of agent for service:	Andrew R. French
655 Broad Street, 17th Floor
Newark, New Jersey 07102

Registrant’s telephone number, including area code:	800-225-1852

Date of fiscal year end:	10/31/2019

Date of reporting period:	10/31/2019

Item 1 – Reports to Stockholders

PGIM ABSOLUTE RETURN BOND FUND

ANNUAL REPORT

OCTOBER 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To seek positive returns over the long term, regardless of market conditions

Highlights (unaudited)

•

The Fund outperformed the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index over the reporting period, highlighted by strong duration positioning, sector allocation, security selection, and yield curve positioning. Currency selection hurt performance.

•

In sector allocation, positions in high yield bonds, collateralized loan obligations, and emerging markets debt were positive contributors. Security selection was a strong contributor to performance, led by positioning in sovereign and high yield bonds, non-agency mortgages, and commercial mortgage-backed securities.

•	Although overall security selection contributed to the Fund’s performance, positioning in interest-rate swaps, CLOs, and Treasuries limited results.

•

Within corporates, security selection in the upstream-energy and aerospace & defense sectors hurt performance. Detractors in upstream-energy included overweights in Antero Resources and Frontera Energy. Within aerospace & defense, a position in Bombardier was negative.

•	An overweight to Argentina was the largest detractor from performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Absolute Return Bond Fund	3

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Absolute Return Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Absolute Return Bond Fund

December 16, 2019

PGIM Absolute Return Bond Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	1.30	2.38	2.40 (3/30/11)
Class C	2.81	2.27	2.03 (3/30/11)
Class Z	5.00	3.32	3.07 (3/30/11)
Class R6	4.94	3.34	3.10 (3/30/11)
ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index
	2.68	1.27	0.88
Bloomberg Barclays US Aggregate Bond Index
	11.51	3.24	3.57

	Average Annual Total Returns as of 10/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	4.71	3.06	2.80 (3/30/11)
Class C	3.80	2.27	2.03 (3/30/11)
Class Z	5.00	3.32	3.07 (3/30/11)
Class R6	4.94	3.34	3.10 (3/30/11)
ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index
	2.68	1.27	0.88
Bloomberg Barclays US Aggregate Bond Index
	11.51	3.24	3.57

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index by portraying the initial account values at the commencement of operations for Class Z shares (March 30, 2011) and the account values at the end of the current fiscal year (October 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

PGIM Absolute Return Bond Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	For purchases on or after July 15, 2019: 3.25% of the public offering price. For purchases prior to July 15, 2019: 4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)

For purchases on or after July 15, 2019: 1.00% on sales of $500,000 or more made within 12 months of purchase. For purchases prior to July 15, 2019: 1.00% on sales of $1 million or more made within 12 months of purchase.

		1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index—The ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index is an unmanaged index that tracks the performance of a synthetic asset paying LIBOR to a stated maturity. The Index is based on the assumed purchase at par of a synthetic instrument having exactly its stated maturity and with a coupon equal to that current day fixing rate. That issue is assumed to be sold the following business day (priced at a yield equal to the current day fixing rate) and rolled into a new instrument.

Bloomberg Barclays US Aggregate Bond Index—The Bloomberg Barclays US Aggregate Bond Index is unmanaged and represents securities that are taxable and dollar denominated. It covers the US investment-grade fixed rate bond market, with index components for government and corporate securities, mortgage pass-through securities, and asset-backed securities.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Distributions and Yields as of 10/31/19
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.53	3.04	3.04
Class C	0.46	2.41	2.41
Class Z	0.56	3.42	3.39
Class R6	0.57	3.45	3.47

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 10/31/19 (%)
AAA	21.1
AA	7.4
A	4.9
BBB	13.1
BB	18.0
B	14.8
CCC	1.3
CC	0.1
C	0.1
Not Rated	3.3
Cash/Cash Equivalents	15.9
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by a NRSRO. Credit ratings are subject to change.

PGIM Absolute Return Bond Fund	9

Strategy and Performance Overview

How did the Fund Perform?

The PGIM Absolute Return Bond Fund’s Class Z shares returned 5.00% in the 12-month reporting period that ended October 31, 2019, outperforming the 2.68% return of the ICE BofAML US Dollar 3-Month Deposit Offered Rate Constant Maturity Index (the Index).

What were the market conditions?

•

The fourth quarter of 2018 represented a major shift in market sentiment across global asset classes. Interest rates peaked in early October and aggressively rallied as Brexit worries, fears of an escalating trade war, weaker economic data, and a hawkish Federal Reserve (Fed) punished risk assets, sending developed-market interest rates to yearly lows. As the fourth quarter concluded, the yield on 10-year German government bunds and Japanese government bonds (JGBs) plummeted to depths not seen in years, while the 10-year US Treasury note yield ended the quarter just above its low from early in 2018. Additionally, after beginning the quarter higher, the yield on Italy’s 10-year BTP government bond declined below 3% for the first time since September 2018 as Italy slowly moved its 2019 budget target closer to the European Commission’s suggestion. With signs of slowing global growth, the fourth quarter also brought the potential for further headwinds as Democrats won control of the US House of Representatives—thus mitigating the probability of further fiscal stimulus as a “fiscal cliff” approaches in 2020—and trade tensions with China intensified. Against this macro backdrop, Fed Chairman Jerome Powell and Vice Chairman Richard Clarida struck a more balanced tone prior to December’s Federal Open Market Committee (FOMC) meeting. In addition to the expected 25-basis point (bp) hike in its nominal federal funds target range, the FOMC decreased its median projection for additional hikes going forward by 25 bps. (One basis point is 0.01%.)

•

As the fourth quarter of 2018 concluded, the global economy and markets were on the ropes. Spreads were rising sharply, equity markets were falling, and the prospects for global growth seemed in serious jeopardy. Global real gross domestic product (GDP) growth in the first quarter of 2019 sagged to 3%, its weakest performance since mid-2016. The slowdown was broad-based and included the US, United Kingdom, Canada, China, Turkey, and Poland. In addition, global trade growth retreated, and other key measures of activity also showed weakness.

•

The 2019 second-quarter collapse in developed-market government bond yields seemingly confirmed a trend of mounting economic disappointment where growth and inflation simply remain too low. As the G3 (United States, European Union, and Japan) rate markets fell for the third consecutive quarter and pointed to the need for more central bank accommodation, the actual tipping points for the G3 institutions varied: The European Central Bank (ECB) was struck by the market’s drop in inflation expectations, while the Fed and Bank of Japan (BOJ) moved to easing biases as US-China trade

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tensions flared. Although no G3 central bank actually moved rates, the ECB and the Fed certainly appeared poised to act over the balance of the year, if not in the third quarter. While US-China trade tensions led to a pronounced hiccup in the risk markets in May 2019, these markets recovered by quarter-end, leaving returns for equities and riskier fixed income sectors in positive territory and even stronger year to date thanks to a banner first quarter. The return bounty certainly belied what many considered to be low levels of yields and spreads at the beginning of the year.

•

Positive total returns continued to accrue across the fixed income sectors in the third quarter, leading to some eye-popping double-digit gains in 2019 through the end of the reporting period. Yet, if bonds have managed to thrive in the current environment of economic and policy uncertainty, one only needs to recall a year earlier—the fourth quarter of 2018—for a reminder of how quickly market sentiment can change. Developed-market rates took another leg down in the third quarter of 2019 as central banks collectively eased policies to counter signs of mounting global economic weakness and uncertainty. It was the second consecutive quarter of double-digit basis point declines for US and German 10-year yields (down 35 bps and 25 bps to 1.67% and –0.57%, respectively), while the Japanese 10-year yield also fell deeper into negative territory (down 10 bps to –0.22%).

•

In October 2019, the trend of global monetary easing continued unabated, while some of the downside risks to the global outlook seemed to have lessened. In particular, risks of a hard Brexit seemed on the decline, and there seemed to be some intention for reaching some kind of an interim deal in the US-China trade war, although many of the more complex issues seemed to be excluded from the discussions. Although the global manufacturing sector and trade volumes remained in the doldrums, continued (albeit easing) resilience in the service sector prevented a sharper deceleration in global growth. Case in point: US real GDP growth eased only a tad to 1.9% in the third quarter (year over year), and euro-area growth came in at 1.1%, both somewhat better than expected. As was widely expected, the Fed cut its target range for the federal funds rate another 25 bp to 1.50%-1.75% at its meeting on October 29-30, 2019, citing the global backdrop and below-target inflation as reasons for the easing. It was the Fed’s third rate cut in 2019, effectively and quickly unwinding the lion’s share of last year’s 100 bps of hikes. Also as expected, the Fed appeared to shift to a wait-and-see mode, indicating that it will continue to “assess” the appropriate policy path going forward, which is a change from its stance in September that it “will act” as appropriate to sustain the expansion.

What worked?

•

The Fund outperformed the Index over the reporting period, highlighted by strong duration positioning, sector allocation, security selection, and yield curve positioning. Currency selection hurt performance. The Index does not include any bonds but closely

PGIM Absolute Return Bond Fund	11

Strategy and Performance Overview (continued)

tracks the Bank of America Merrill Lynch US Dollar LIBOR 3-Month Constant Maturity Index (LIBOR), the most widely used benchmark for short-term interest rates.

•

The Fund employs an absolute return strategy that seeks to mitigate (or even eliminate) interest-rate risk when appropriate. During the period, the Fund’s strategy to manage duration was a significant contributor to performance. Duration is a measure of the interest-rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years. The Fund’s long-duration positioning added to performance, as US-dollar (USD) rates were lower during the period. The Fund’s active duration positioning ranged from 0.4 years short to 1.2 years long during the period, ending it at the middle end of the range at +0.3 years.

•	In sector allocation, positions in high yield bonds, collateralized loan obligations (CLOs), and emerging markets debt were positive contributors.

•	Security selection was a strong contributor to performance, led by positioning in sovereign and high yield bonds, non-agency mortgages, and commercial mortgage-backed securities (CMBS).

•

Corporate positioning in the building materials & home construction sector and the foreign non-corporates sector added value. Within building materials & home construction, overweights to William Lyon Homes and Beazer Homes USA were positive. Contributors in foreign non-corporates included positions in Greece and Ukraine.

•	Also contributing positively was the Fund’s yield curve flattener positioning as the curve flattened over the period.

What didn’t work?

•	Although overall security selection contributed to the Fund’s performance, positioning in interest-rate swaps, CLOs, and Treasuries limited results.

•

Within corporates, security selection in the upstream-energy and aerospace & defense sectors hurt performance. Detractors in upstream-energy included overweights in Antero Resources Corp. and Frontera Energy Corp. Within aerospace & defense, a position in Bombardier Inc. was negative.

•	An overweight to Argentina was the largest detractor from performance.

•

The Fund occasionally features a modest notional exposure to non-USD currencies across a diversified basket of currencies in faster-growing emerging and developed countries. The Fund’s foreign-exchange currency market (FX) positioning hurt performance, with positions in the Norwegian krone, South African rand, and euro among the largest detractors.

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Did the Fund use derivatives?

The Fund uses derivatives when they facilitate implementation of the overall investment approach. During the reporting period, the Fund used interest-rate futures, options, and swaps to help manage duration positioning and yield curve exposure. Over the period, futures and swaps hurt performance while options added value. Credit default swaps and credit default swap index (CDX) positions were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure added value during the period. In addition, the Fund traded foreign-exchange derivatives, which had a negative impact on performance during the period.

Current outlook

•

PGIM Fixed Income’s base case assumes that the Fed will pause from adjusting rates for the foreseeable future as the impact of its rate cuts in 2019 continues to filter through the economy and the FOMC takes time to assess developments across the global economy.

•

PGIM Fixed Income maintains its positive view of fundamentals in the credit sectors of fixed income. As of the end of the reporting period, the Fund was overweight structured products, which include CMBS, CLOs, and asset-backed securities (ABS); emerging market debt; and high yield bonds. Within CMBS, PGIM Fixed Income continues to find value in high-quality securities of new-issue conduit deals. In ABS, the Fund is maintaining an up-in-quality focus (with some exceptions) as capital stack/issuer valuations remain compressed. PGIM Fixed Income is constructive on US high yield and continues to like independent power producers and US consumer-related names. PGIM Fixed Income remains cautious on commodities but is looking at unique opportunities in natural gas and health care. Within investment-grade corporates, as we enter the later stage of the credit cycle, PGIM Fixed Income continues to favor better-quality financials and electric utilities over industrials.

PGIM Absolute Return Bond Fund	13

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Absolute Return Bond Fund		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,023.70	1.03%	$5.25
	Hypothetical	$1,000.00	$1,020.01	1.03%	$5.24
Class C	Actual	$1,000.00	$1,018.80	1.79%	$9.11
	Hypothetical	$1,000.00	$1,016.18	1.79%	$9.10
Class Z	Actual	$1,000.00	$1,024.20	0.73%	$3.72
	Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72
Class R6	Actual	$1,000.00	$1,024.40	0.70%	$3.57
	Hypothetical	$1,000.00	$1,021.68	0.70%	$3.57

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM Absolute Return Bond Fund	15

Schedule of Investments

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

LONG-TERM INVESTMENTS 89.2%

ASSET-BACKED SECURITIES 28.5%

Automobiles 0.5%
OneMain Direct Auto Receivables Trust,
Series 2017-02A, Class E, 144A	4.740%		11/14/25	1,200	$1,219,882
Series 2019-01A, Class A, 144A	3.630		09/14/27	8,300	8,645,599
Series 2019-01A, Class B, 144A	3.950		11/14/28	1,700	1,786,434

					11,651,915

Collateralized Loan Obligations 19.7%
Anchorage Capital CLO Ltd. (Cayman Islands), Series 2015-06A, Class AR, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 0.000%)	3.271	(c)	07/15/30	1,750	1,741,369
ArrowMark Colorado Holdings (Cayman Islands), Series 2017-06A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	3.281	(c)	07/15/29	2,500	2,496,959
Atlas Senior Loan Fund Ltd. (Cayman Islands),
Series 2014-01A, Class AR2, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	3.261	(c)	07/16/29	2,000	1,997,367
Series 2017-08A, Class A, 144A, 3 Month LIBOR + 1.300% (Cap N/A, Floor 0.000%)	3.301	(c)	01/16/30	4,500	4,491,620
Bain Capital Credit CLO Ltd. (Cayman Islands), Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 0.960% (Cap N/A, Floor 0.000%)	2.894	(c)	04/23/31	5,000	4,927,790
Battalion CLO Ltd. (Cayman Islands), Series 2015-08A, Class A1R, 144A, 3 Month LIBOR + 1.340% (Cap N/A, Floor 0.000%)	3.343	(c)	07/18/30	2,000	1,995,948
Benefit Street Partners CLO Ltd. (Cayman Islands),
Series 2013-IIA, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	3.251	(c)	07/15/29	3,500	3,490,449
Series 2017-12A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	3.251	(c)	10/15/30	9,250	9,206,516
Brookside Mill CLO Ltd. (Cayman Islands), Series 2013-01A, Class BR, 144A, 3 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	3.352	(c)	01/17/28	4,000	3,912,502
Carlyle US CLO Ltd. (Cayman Islands), Series 2017-02A, Class A1B, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	3.186	(c)	07/20/31	3,000	2,984,300
Catamaran CLO Ltd. (Cayman Islands), Series 2014-01A, Class A1AR, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	3.213	(c)	04/22/30	10,500	10,439,778

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	17

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
CIFC Funding Ltd. (Cayman Islands), Series 2015-01A, Class ARR, 144A, 3 Month LIBOR + 1.110% (Cap N/A, Floor 1.110%)	3.063	%(c)	01/22/31	8,000	$7,944,216
Elevation CLO Ltd. (Cayman Islands), Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	3.221	(c)	07/15/30	4,000	3,972,993
Ellington CLO Ltd. (Cayman Islands), Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	3.858	(c)	02/15/29	20,000	20,044,176
Highbridge Loan Management Ltd. (Cayman Islands), Series 2015-06A, Class A1R, 144A, 3 Month LIBOR + 1.000% (Cap N/A, Floor 0.000%)	3.287	(c)	02/05/31	15,250	15,131,068
ICG US CLO Ltd. (Cayman Islands), Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	3.214	(c)	10/23/29	3,000	2,987,280
Jamestown CLO Ltd. (Cayman Islands),
Series 2019-01A, Class A1, 144A, 3 Month LIBOR + 1.470% (Cap N/A, Floor 1.470%)	3.436	(c)	04/20/32	14,750	14,692,333
Series 2019-01A, Class A2, 144A, 3 Month LIBOR + 2.150% (Cap N/A, Floor 2.150%)	4.116	(c)	04/20/32	17,000	16,952,556
KKR CLO Ltd. (Cayman Islands),
Series 11, Class AR, 144A, 3 Month LIBOR + 1.180% (Cap N/A, Floor 0.000%)	3.181	(c)	01/15/31	8,000	7,949,370
Series 18, Class A, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 0.000%)	3.273	(c)	07/18/30	8,000	7,973,498
KVK CLO Ltd. (Cayman Islands), Series 2018-01A, Class B, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	3.786	(c)	05/20/29	18,000	17,742,866
MidOcean Credit CLO (Cayman Islands),
Series 2014-03A, Class A1R, 144A, 3 Month LIBOR + 1.120% (Cap N/A, Floor 1.120%)	3.086	(c)	04/21/31	7,500	7,379,320
Series 2014-03A, Class BR, 144A, 3 Month LIBOR + 1.800% (Cap N/A, Floor 1.800%)	3.766	(c)	04/21/31	18,000	17,831,057
Mountain View CLO Ltd. (Cayman Islands),
Series 2015-09A, Class A2R, 144A, 3 Month LIBOR + 1.780% (Cap N/A, Floor 0.000%)	3.781	(c)	07/15/31	22,500	22,246,378
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	3.211	(c)	01/16/31	8,000	7,912,183
Series 2019-01A, Class B, 144A, 3 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	4.009	(c)	04/15/29	10,000	9,959,273

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
OCP CLO Ltd. (Cayman Islands), Series 2017-13A, Class A1A, 144A, 3 Month LIBOR + 1.260% (Cap N/A, Floor 0.000%)	3.261	%(c)	07/15/30	5,750	$5,733,335
OZLM Ltd. (Cayman Islands),
Series 2014-06A, Class A2AS, 144A, 3 Month LIBOR + 1.750% (Cap N/A, Floor 0.000%)	3.752	(c)	04/17/31	4,000	3,959,232
Series 2015-11A, Class A1R, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	3.186	(c)	10/30/30	3,000	2,984,237
Series 2016-15A, Class A1, 144A, 3 Month LIBOR + 1.490% (Cap N/A, Floor 0.000%)	3.456	(c)	01/20/29	22,750	22,722,909
Series 2018-20A, Class A2, 144A, 3 Month LIBOR + 1.650% (Cap N/A, Floor 0.000%)	3.616	(c)	04/20/31	3,000	2,949,570
Palmer Square CLO Ltd. (Cayman Islands),
Series 2014-01A, Class A1R2, 144A, 3 Month LIBOR + 1.130% (Cap N/A, Floor 1.130%)	3.132	(c)	01/17/31	10,000	9,946,395
Series 2015-02A, Class A1AR, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 0.000%)	3.236	(c)	07/20/30	5,750	5,728,508
Series 2018-02A, Class A1A, 144A, 3 Month LIBOR + 1.100% (Cap N/A, Floor 0.000%)	3.101	(c)	07/16/31	12,000	11,896,345
Regatta Funding Ltd. (Cayman Islands), Series 2017-01A, Class A, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	3.252	(c)	10/17/30	4,750	4,721,234
Romark CLO Ltd. (Cayman Islands), Series 2018-02A, Class A1, 144A, 3 Month LIBOR + 1.175% (Cap N/A, Floor 1.175%)	3.115	(c)	07/25/31	5,000	4,944,276
Romark WM-R Ltd. (Cayman Islands), Series 2018-01A, Class A1, 144A, 3 Month LIBOR + 1.030% (Cap N/A, Floor 0.000%)	2.996	(c)	04/20/31	1,500	1,475,426
Shackleton CLO Ltd. (Cayman Islands),
Series 2014-05RA, Class B, 144A, 3 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)	3.909	(c)	05/07/31	12,500	12,326,564
Series 2017-11A, Class A, 144A, 3 Month LIBOR + 1.270% (Cap N/A, Floor 0.000%)	3.428	(c)	08/15/30	2,500	2,503,495
Sound Point CLO Ltd. (Cayman Islands),
Series 2016-02A, Class AR, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 1.290%)	3.256	(c)	10/20/28	14,750	14,733,928
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.280% (Cap N/A, Floor 0.000%)	3.220	(c)	07/25/30	8,500	8,463,433
Series 2017-03A, Class A1B, 144A, 3 Month LIBOR + 1.220% (Cap N/A, Floor 0.000%)	3.186	(c)	10/20/30	8,750	8,700,356

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	19

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Collateralized Loan Obligations (cont’d.)
Strata CLO Ltd. (Cayman Islands), Series 2018-01A, Class A, 144A, 3 Month LIBOR + 1.590% (Cap N/A, Floor 1.590%)	3.591	%(c)	01/15/31	19,000	$18,817,583
TICP CLO Ltd. (Cayman Islands), Series 2017-07A, Class AS, 144A, 3 Month LIBOR + 1.230% (Cap N/A, Floor 1.230%)	3.231	(c)	07/15/29	5,500	5,488,510
Trinitas CLO Ltd. (Cayman Islands),
Series 2015-03A, Class BR, 144A, 3 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	3.401	(c)	07/15/27	12,880	12,735,144
Series 2017-07A, Class A, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	3.150	(c)	01/25/31	4,500	4,451,504
Series 2017-07A, Class B, 144A, 3 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	3.540	(c)	01/25/31	3,000	2,940,582
Tryon Park CLO Ltd. (Cayman Islands), Series 2013-01A, Class A2R, 144A, 3 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	3.501	(c)	04/15/29	4,000	3,937,106
Venture CLO Ltd. (Cayman Islands), Series 2015-21A, Class AR, 144A, 3 Month LIBOR + 0.880% (Cap N/A, Floor 0.000%)	2.881	(c)	07/15/27	7,196	7,176,002
Voya CLO Ltd. (Cayman Islands),
Series 2013-01A, Class A1AR, 144A, 3 Month LIBOR + 1.210% (Cap N/A, Floor 0.000%)	3.211	(c)	10/15/30	2,750	2,738,327
Series 2015-01A, Class A1R, 144A, 3 Month LIBOR + 0.900% (Cap N/A, Floor 0.900%)	2.903	(c)	01/18/29	9,000	8,936,236
Wellfleet CLO Ltd. (Cayman Islands),
Series 2017-02A, Class A1, 144A, 3 Month LIBOR + 1.250% (Cap N/A, Floor 0.000%)	3.216	(c)	10/20/29	7,000	6,982,648
Series 2017-03A, Class A1, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 1.150%)	3.152	(c)	01/17/31	10,500	10,384,993
York CLO Ltd. (Cayman Islands), Series 2015-01A, Class AR, 144A, 3 Month LIBOR + 1.150% (Cap N/A, Floor 0.000%)	3.103	(c)	01/22/31	3,000	2,980,321
Zais CLO Ltd. (Cayman Islands),
Series 2015-03A, Class A2R, 144A, 3 Month LIBOR + 2.190% (Cap N/A, Floor 0.000%)	4.191	(c)	07/15/31	12,800	12,426,839
Series 2017-01A, Class A1, 144A, 3 Month LIBOR + 1.370% (Cap N/A, Floor 0.000%)	3.371	(c)	07/15/29	8,750	8,692,677
Series 2017-02A, Class A, 144A, 3 Month LIBOR + 1.290% (Cap N/A, Floor 0.000%)	3.291	(c)	04/15/30	4,750	4,687,212

					465,568,092

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Consumer Loans 1.7%
Lendmark Funding Trust,
Series 2017-02A, Class C, 144A	4.330%		05/20/26	700	$701,159
Series 2018-02A, Class A, 144A	4.230		04/20/27	3,200	3,301,101
OneMain Financial Issuance Trust,
Series 2017-01A, Class A2, 144A, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.000%)	2.714	(c)	09/14/32	4,197	4,199,412
Series 2017-01A, Class C, 144A	3.350		09/14/32	700	704,063
Oportun Funding LLC,
Series 2017-B, Class B, 144A	4.260		10/10/23	7,500	7,561,150
Series 2018-B, Class A, 144A	3.910		07/08/24	2,050	2,082,160
Series 2018-B, Class B, 144A	4.500		07/08/24	500	508,063
Series 2018-B, Class C, 144A	5.430		07/08/24	1,000	1,012,609
Series 2018-C, Class A, 144A	4.100		10/08/24	3,200	3,281,171
Series 2018-C, Class B, 144A	4.590		10/08/24	1,300	1,332,214
Series 2018-C, Class C, 144A	5.520		10/08/24	2,000	2,055,151
Series 2018-D, Class A, 144A	4.150		12/09/24	2,300	2,362,920
Series 2018-D, Class B, 144A	4.830		12/09/24	1,200	1,229,866
Series 2019-A, Class B, 144A	3.870		08/08/25	4,860	4,896,374
PNMAC GMSR Issuer Trust,
Series 2018-GT01, Class A, 144A, 1 Month LIBOR + 2.850% (Cap N/A, Floor 2.850%)	4.673	(c)	02/25/23	1,650	1,660,208
Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	4.473	(c)	08/25/25	3,400	3,411,789

					40,299,410

Home Equity Loans 1.0%
ABFC Trust, Series 2004-OPT05, Class A1, 1 Month LIBOR + 0.700% (Cap N/A, Floor 0.350%)	2.523	(c)	06/25/34	1,077	1,072,274
Accredited Mortgage Loan Trust, Series 2004-03, Class 2A2, 1 Month LIBOR + 1.200% (Cap 13.000%, Floor 0.600%)	3.023	(c)	10/25/34	2,393	2,434,540
Argent Securities, Inc., Asset-Backed Pass-Through Certificates,
Series 2003-W05, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)	2.873	(c)	10/25/33	18	18,124
Series 2004-W06, Class AF	4.123		05/25/34	176	185,708
Series 2004-W06, Class AV5, 1 Month LIBOR + 0.800% (Cap N/A, Floor 0.400%)	2.623	(c)	05/25/34	577	569,102
Asset-Backed Securities Corp. Home Equity Loan Trust, Series 2003-HE06, Class A2, 1 Month LIBOR + 0.680% (Cap N/A, Floor 0.340%)	2.503	(c)	11/25/33	1,758	1,727,749

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	21

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Home Equity Loans (cont’d.)
Asset-Backed Securities Corp. Home Equity Loan Trust, (cont’d.)
Series 2003-HE06, Class A3B, 1 Month LIBOR + 0.960% (Cap N/A, Floor 0.480%)	2.783	%(c)	11/25/33	3,546	$3,488,164
Bear Stearns Asset-Backed Securities Trust,
Series 2002-02, Class A1, 1 Month LIBOR + 0.660% (Cap 11.000%, Floor 0.330%)	2.483	(c)	10/25/32	700	702,823
Series 2003-03, Class A2, 1 Month LIBOR + 1.180% (Cap 11.000%, Floor 0.590%)	3.003	(c)	06/25/43	98	99,138
Series 2003-HE01, Class M1, 1 Month LIBOR + 1.095% (Cap N/A, Floor 0.730%)	2.918	(c)	01/25/34	2,418	2,490,634
Series 2004-HE11, Class M2, 1 Month LIBOR + 1.575% (Cap N/A, Floor 1.050%)	3.398	(c)	12/25/34	2,075	2,097,727
Home Equity Asset Trust, Series 2004-07, Class A2, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.420%)	2.663	(c)	01/25/35	1,051	1,070,407
MASTR Asset-Backed Securities Trust, Series 2003-WMC02, Class M2, 1 Month LIBOR + 2.475% (Cap N/A, Floor 1.650%)	4.298	(c)	08/25/33	912	949,430
Merrill Lynch Mortgage Investors Trust, Series 2002-HE01, Class A1, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.500%)	2.823	(c)	08/25/32	2,360	2,354,165
Morgan Stanley ABS Capital I, Inc. Trust,
Series 2003-HE03, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 0.680%)	2.843	(c)	10/25/33	2,107	2,111,129
Series 2003-NC08, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)	2.873	(c)	09/25/33	504	504,473
Series 2003-NC10, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 0.680%)	2.843	(c)	10/25/33	561	557,624
Series 2004-HE05, Class M1, 1 Month LIBOR + 0.945% (Cap N/A, Floor 0.630%)	2.768	(c)	06/25/34	670	674,045
RASC Trust, Series 2005-KS11, Class M1, 1 Month LIBOR + 0.400% (Cap 14.000%, Floor 0.400%)	2.223	(c)	12/25/35	194	193,936
Securitized Asset-Backed Receivables LLC Trust, Series 2004-NC01, Class M1, 1 Month LIBOR + 0.780% (Cap N/A, Floor 0.520%)	2.603	(c)	02/25/34	925	925,123

					24,226,315

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

ASSET-BACKED SECURITIES (Continued)

Other 0.1%
PNMAC FMSR Issuer Trust, Series 2018-FT01, Class A, 144A, 1 Month LIBOR + 2.350% (Cap N/A, Floor 0.000%)	4.173	%(c)	04/25/23	3,200	$3,163,472

Residential Mortgage-Backed Securities 3.2%
Chase Funding Trust Series,
Series 2002-03, Class 2A1, 1 Month LIBOR + 0.640% (Cap N/A, Floor 0.320%)	2.463	(c)	08/25/32	312	307,308
Series 2003-04, Class 1A5	5.142		05/25/33	603	621,287
Citigroup Mortgage Loan Trust, Inc.,
Series 2005-OPT01, Class M1, 1 Month LIBOR + 0.630% (Cap N/A, Floor 0.420%)	2.453	(c)	02/25/35	273	271,609
Series 2005-WF01, Class A5	5.010	(cc)	11/25/34	8	8,559
Countrywide Asset-Backed Certificates,
Series 2003-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)	2.873	(c)	07/25/33	711	711,934
Series 2004-03, Class 1A, 1 Month LIBOR + 0.420% (Cap N/A, Floor 0.210%)	2.243	(c)	08/25/34	7,769	7,534,495
Series 2004-BC04, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)	2.873	(c)	11/25/34	450	451,217
Credit Suisse Mortgage Trust,
Series 2016-RPL01, Class A1, 144A, 1 Month LIBOR + 3.150% (Cap N/A, Floor 3.150%)	5.182	(c)	12/26/46	3,830	3,843,139
Series 2018-RPL08, Class A1, 144A	4.125	(cc)	07/25/58	7,685	7,756,933
Credit-Based Asset Servicing & Securitization LLC,
Series 2003-CB03, Class AF1	3.379		12/25/32	117	118,629
Series 2003-CB05, Class M1, 1 Month LIBOR + 1.020% (Cap N/A, Floor 0.680%)	2.843	(c)	11/25/33	640	636,056
CWABS, Inc., Asset-Backed Certificates, Series 2004-01, Class M1, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.500%)	2.573	(c)	03/25/34	83	83,570
Finance America Mortgage Loan Trust, Series 2003-01, Class M1, 1 Month LIBOR + 1.050% (Cap N/A, Floor 0.700%)	2.873	(c)	09/25/33	1,665	1,646,518
First Franklin Mortgage Loan Trust, Series 2004-FF05, Class A2, 1 Month LIBOR + 0.760% (Cap N/A, Floor 0.530%)	2.583	(c)	08/25/34	747	746,435
Fremont Home Loan Trust, Series 2004-04, Class M1, 1 Month LIBOR + 0.795% (Cap N/A, Floor 0.530%)	2.618	(c)	03/25/35	2,476	2,461,824

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	23

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Residential Mortgage-Backed Securities (cont’d.)
GSAMP Trust,
Series 2003-HE02, Class A1A, 144A, 1 Month LIBOR + 0.600% (Cap N/A, Floor 0.300%)	2.423	%(c)	08/25/33		600	$591,118
Series 2004-AR01, Class A2B, 1 Month LIBOR + 1.200% (Cap N/A, Floor 0.600%)	3.023	(c)	06/25/34		1,323	1,327,191
Series 2004-NC02, Class A1B, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.450%)	2.723	(c)	10/25/34		1,787	1,750,232
JPMorgan Mortgage Acquisition Corp., Series 2005-OPT02, Class M1, 1 Month LIBOR + 0.430% (Cap N/A, Floor 0.430%)	2.253	(c)	12/25/35		7	7,265
Long Beach Mortgage Loan Trust,
Series 2003-04, Class AV1, 1 Month LIBOR + 0.620% (Cap N/A, Floor 0.310%)	2.443	(c)	08/25/33		1,351	1,363,266
Series 2004-02, Class A1, 1 Month LIBOR + 0.440% (Cap N/A, Floor 0.220%)	2.263	(c)	06/25/34		925	908,191
Morgan Stanley ABS Capital I, Inc. Trust, Series 2004-NC05, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)	2.723	(c)	05/25/34		232	229,596
Park Place Securities, Inc., Asset-Backed Pass-Through Certificates, Series 2005-WCH01, Class M3, 1 Month LIBOR + 0.840% (Cap N/A, Floor 0.560%)	2.663	(c)	01/25/36		234	234,154
Specialty Underwriting & Residential Finance Trust,
Series 2003-BC04, Class M1, 1 Month LIBOR + 0.900% (Cap N/A, Floor 0.600%)	2.723	(c)	11/25/34		1,088	1,076,438
Series 2004-BC02, Class M1, 1 Month LIBOR + 0.825% (Cap N/A, Floor 0.550%)	2.648	(c)	05/25/35		1,693	1,697,323
Structured Asset Investment Loan Trust,
Series 2004-BNC01, Class A2, 1 Month LIBOR + 1.000% (Cap N/A, Floor 0.500%)	2.823	(c)	09/25/34		2,908	2,918,895
Series 2005-03, Class M2, 1 Month LIBOR + 0.660% (Cap N/A, Floor 0.440%)	2.483	(c)	04/25/35		510	510,315
TFS (Spain), Series 2018-03, Class A1, 1 Month EURIBOR + 2.900%	2.900	(c)	03/16/23	EUR	12,056	13,419,391
Towd Point Mortgage Trust,
Series 2017-04, Class A1, 144A	2.750	(cc)	06/25/57		1,985	2,008,346
Series 2018-02, Class A1, 144A	3.250	(cc)	03/25/58		12,536	12,814,833
Series 2018-03, Class A1, 144A	3.750	(cc)	05/25/58		7,670	7,968,981

						76,025,048

See Notes to Financial Statements.

24

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

Student Loans 2.3%
Laurel Road Prime Student Loan Trust,
Series 2018-D, Class A, 144A	0.000	%(cc)	11/25/43		10,256	$10,656,599
Series 2019-A, Class R, 144A	0.000		10/25/48		8,200	577,712
SLM Student Loan Trust,
Series 2004-02X, Class A6, 3 Month EURIBOR + 0.550% (Cap N/A, Floor 0.000%)	0.148	(c)	07/25/39	EUR	7,950	8,587,811
Series 2007-02, Class B, 3 Month LIBOR + 0.170% (Cap N/A, Floor 0.000%)	2.110	(c)	07/25/25		11,503	10,452,208
SoFi Alternative Trust,
Series 2019-B, Class PT, 144A	—	(p)	12/15/45		11,176	11,572,982
Series 2019-D, Class 1PT, 144A	2.460	(cc)	01/16/46		12,100	12,499,532

						54,346,844

TOTAL ASSET-BACKED SECURITIES (cost $675,297,511)						675,281,096

BANK LOANS 2.2%

Chemicals 0.1%
Avantor, Inc. (United Kingdom), Initial B-2 Euro Term Loan, 1 Month EURIBOR + 3.250%	3.250	(c)	11/21/24	EUR	526	593,414
Starfruit Finco BV (Netherlands),
Initial Dollar Term Loan, 1 Month LIBOR + 3.250%	5.190	(c)	10/01/25		485	472,403
Initial Euro Term Loan, 3 Month EURIBOR + 3.750%	3.750	(c)	10/01/25	EUR	1,580	1,757,219

						2,823,036

Computers 0.1%
McAfee LLC,
Second Lien Initial Loan, 1 Month LIBOR + 8.500%	10.305	(c)	09/29/25		1,706	1,711,937
Term B USD Loan, 1 Month LIBOR + 3.750%	5.555	(c)	09/30/24		1,171	1,169,794

						2,881,731

Foods 0.2%
Sigma Bidco BV (Netherlands), Facility B-4 Loan, 1 Month GBP LIBOR + 4.000%	4.714	(c)	07/02/25	GBP	3,700	4,660,993

Healthcare-Products 0.1%
Ceva Sante Animale SA (United Kingdom), Term Loan, 3 Month EURIBOR + 4.750%	4.750	(c)	04/13/26	EUR	2,125	2,376,783

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	25

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

BANK LOANS (Continued)

Household Products/Wares 0.2%
Diamond BC BV, Initial Euro Term Loan, 1 - 3 Month EURIBOR + 3.250%	3.250	%(c)	09/06/24	EUR	4,226	$4,454,123

Leisure Time 0.2%
HNVR Holdco Ltd. (United Kingdom), Facility C, 6 Month EURIBOR + 4.500%	4.500	(c)	09/12/25	EUR	2,525	2,816,133
Richmond UK Bidco Ltd. (United Kingdom), Facility B, 1 Month GBP LIBOR + 4.250%	4.963	(c)	03/03/24	GBP	358	447,087

						3,263,220

Pharmaceuticals 0.1%
Nidda Healthcare Holding AG (Germany), Facility C GBP, 3 Month GBP LIBOR + 4.500%	5.264	(c)	08/21/24	GBP	1,700	2,205,766

Retail 0.9%
BBD Bidco Ltd. (United Kingdom), Term Loan	—	(p)	09/30/26		2,400	3,121,794
EG America LLC (United Kingdom), Second Lien Facility (USD), 3 Month LIBOR + 8.000%	10.104	(c)	04/20/26		746	704,592
EG Finco Ltd. (United Kingdom),
Second Lien Term Loan, 1 - 3 Month EURIBOR + 7.750%^	8.750	(c)	04/20/26	EUR	421	464,890
Term B, 3 Month GBP LIBOR + 4.750%	5.508	(c)	02/06/25	GBP	1,108	1,373,806
Term B-1, 3 Month EURIBOR + 4.000%	4.000	(c)	02/07/25	EUR	2,442	2,627,156
Stonegate Pub Co. Ltd., Term Loan^	—	(p)	10/31/27	GBP	10,900	13,836,929

						22,129,167

Telecommunications 0.3%
Sprint Communications, Inc., Initial Term Loan, 1 Month LIBOR + 2.500%	4.313	(c)	02/02/24		3,940	3,891,794
West Corp., Initial Term B Loan, 1 - 3 Month LIBOR + 4.000%	5.857	(c)	10/10/24		2,743	2,283,565

						6,175,359

TOTAL BANK LOANS (cost $51,533,702)						50,970,178

See Notes to Financial Statements.

26

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

COMMERCIAL MORTGAGE-BACKED SECURITIES 8.4%
20 Times Square Trust,
Series 2018-20TS, Class G, 144A	3.100	%(cc)	05/15/35	2,700	$2,618,087
Series 2018-20TS, Class H, 144A	3.100	(cc)	05/15/35	2,700	2,571,209
BBCMS Mortgage Trust, Series 2018-TALL, Class D, 144A, 1 Month LIBOR + 1.449% (Cap N/A, Floor 1.449%)	3.362	(c)	03/15/37	11,875	11,867,596
BX Commercial Mortgage Trust,
Series 2018-IND, Class G, 144A, 1 Month LIBOR + 2.050% (Cap N/A, Floor 2.050%)	3.964	(c)	11/15/35	2,929	2,941,943
Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	4.650	(c)	10/15/36	14,650	14,677,634
COMM Mortgage Trust,
Series 2012-CR01, Class XA, IO	1.858	(cc)	05/15/45	11,016	428,954
Series 2015-LC19, Class XB, IO, 144A	0.262	(cc)	02/10/48	123,049	1,622,586
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE04, Class F, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	4.564	(c)	05/15/36	15,000	15,075,263
Credit Suisse Mortgage Trust,
Series 2017-LSTK, Class D, 144A	3.331	(cc)	04/05/33	6,850	6,849,034
Series 2017-LSTK, Class E, 144A	3.331	(cc)	04/05/33	12,575	12,512,873
CSAIL Commercial Mortgage Trust, Series 2018-CX11, Class A3	4.095		04/15/51	9,000	9,743,714
DBGS Mortgage Trust,
Series 2018-BIOD, Class E, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	3.614	(c)	05/15/35	3,365	3,377,431
Series 2018-BIOD, Class F, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	3.914	(c)	05/15/35	12,994	13,056,389
DBWF Mortgage Trust, Series 2016-85T, Class E, 144A	3.808	(cc)	12/10/36	15,500	15,499,003
FHLMC Multifamily Structured Pass-Through Certificates,
Series K007, Class X1, IO	1.030	(cc)	04/25/20	3,081	5,375
Series K008, Class X1, IO	1.480	(cc)	06/25/20	17,229	94,328
Series K010, Class X1, IO	0.129	(cc)	10/25/20	17,401	19,646
Series K018, Class X1, IO	1.306	(cc)	01/25/22	14,587	325,444
Series K020, Class X1, IO	1.393	(cc)	05/25/22	19,344	578,134
Series K021, Class X1, IO	1.428	(cc)	06/25/22	3,986	128,283
Series K025, Class X1, IO	0.823	(cc)	10/25/22	87,200	1,873,522
Series K055, Class X1, IO	1.365	(cc)	03/25/26	22,918	1,699,063
Series K066, Class X1, IO	0.752	(cc)	06/25/27	235,124	11,720,580
Series KC02, Class X1, IO	0.374	(cc)	03/25/24	142,181	2,240,103
GS Mortgage Securities Corp., Series 2013-GC10, Class XB, IO, 144A	0.482	(cc)	02/10/46	103,126	1,626,689

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	27

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

COMMERCIAL MORTGAGE-BACKED SECURITIES (Continued)
GS Mortgage Securities Trust, Series 2014-GC20, Class XB, IO	0.436	%(cc)	04/10/47		28,307	$526,929
Independence Plaza Trust, Series 2018-INDP, Class E, 144A	4.996		07/10/35		5,200	5,529,804
JPMBB Commercial Mortgage Securities Trust,
Series 2014-C21, Class XB, IO	0.317	(cc)	08/15/47		45,056	712,583
Series 2015-C27, Class XB, IO	0.444	(cc)	02/15/48		52,766	1,086,763
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2018-AON, Class E, 144A	4.613	(cc)	07/05/31		25,950	27,223,089
JPMorgan Chase Commercial Mortgage Securities Trust, Series 2013-LC11, Class XB, IO	0.512	(cc)	04/15/46		34,956	618,736
Morgan Stanley Bank of America Merrill Lynch Trust,
Series 2012-C05, Class XB, IO, 144A	0.235	(cc)	08/15/45		65,968	473,980
Series 2013-C08, Class XB, IO, 144A	0.497	(cc)	12/15/48		68,276	923,296
Salus European Loan Conduit DAC (United Kingdom), Series 33A, Class A, 144A, 3 Month GBP LIBOR + 1.500% (Cap 5.000%, Floor 0.000%)	2.279	(c)	01/23/29	GBP	9,500	12,347,665
UBS-Barclays Commercial Mortgage Trust, Series 2013-C06, Class XB, IO, 144A	0.379	(cc)	04/10/46		140,883	1,826,210
Wells Fargo Commercial Mortgage Trust,
Series 2017-C39, Class A4	3.157		09/15/50		10,000	10,518,723
Series 2017-C40, Class A3	3.317		10/15/50		3,380	3,591,650

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $193,054,179)						198,532,311

CORPORATE BONDS 34.1%

Advertising 0.2%
National CineMedia LLC,
Sr. Sec’d. Notes	6.000		04/15/22		775	782,828
Sr. Unsec’d. Notes	5.750		08/15/26		2,925	2,859,187

						3,642,015

Aerospace & Defense 0.7%
Bombardier, Inc. (Canada),
Sr. Unsec’d. Notes, 144A	7.500		12/01/24		9,325	9,039,422
Sr. Unsec’d. Notes, 144A	7.875		04/15/27		6,750	6,378,750

						15,418,172

Agriculture 0.0%
Vector Group Ltd.,
Sr. Sec’d. Notes, 144A	6.125		02/01/25		529	507,840

See Notes to Financial Statements.

28

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Airlines 0.2%
American Airlines 2013-1 Class A Pass-Through Trust, Pass-Through Certificates(a)	4.000%		01/15/27		2,091	$2,214,047
Continental Airlines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	5.983		10/19/23		790	836,758
Continental Airlines 2012-2 Class A Pass-Through Trust, Pass-Through Certificates	4.000		04/29/26		87	92,495
Delta Air Lines 2007-1 Class A Pass-Through Trust, Pass-Through Certificates	6.821		02/10/24		593	650,068
United Airlines 2013-1 Class A, Pass-Through Trust, Pass-Through Certificates	4.300		02/15/27		1,844	1,988,156

						5,781,524

Apparel 0.1%
PVH Corp., Sr. Unsec’d. Notes, 144A	3.125		12/15/27	EUR	2,175	2,696,040

Auto Manufacturers 0.6%
BMW US Capital LLC (Germany), Gtd. Notes, 144A, 3 Month LIBOR + 0.410%	2.411	(c)	04/12/21		820	821,271
Ford Motor Credit Co. LLC, Sr. Unsec’d. Notes	3.350		11/01/22		5,685	5,702,381
General Motors Co., Sr. Unsec’d. Notes	6.250		10/02/43		1,555	1,720,288
Volkswagen Group of America Finance LLC (Germany),
Gtd. Notes, 144A	3.875		11/13/20		2,150	2,189,029
Gtd. Notes, 144A	4.000		11/12/21		2,810	2,912,304

						13,345,273

Auto Parts & Equipment 0.9%
Adient Global Holdings Ltd., Gtd. Notes, 144A	4.875		08/15/26		2,700	2,119,500
Adient US LLC, Sr. Sec’d. Notes, 144A(a)	7.000		05/15/26		1,400	1,473,500
American Axle & Manufacturing, Inc.,
Gtd. Notes(a)	6.250		03/15/26		3,200	3,040,000
Gtd. Notes(a)	6.500		04/01/27		2,650	2,510,875
Cooper-Standard Automotive, Inc., Gtd. Notes, 144A(a)	5.625		11/15/26		3,525	2,996,250

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	29

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Auto Parts & Equipment (cont’d.)
Lear Corp., Sr. Unsec’d. Notes	5.250%		01/15/25			5,375	$5,542,271
Nemak SAB de CV (Mexico), Sr. Unsec’d. Notes(a)	4.750		01/23/25			2,800	2,891,000

							20,573,396

Banks 4.9%
Banco do Brasil SA (Brazil), Gtd. Notes	3.875		10/10/22			3,000	3,066,750
Banco Nacional de Costa Rica (Costa Rica), Sr. Unsec’d. Notes, 144A	5.875		04/25/21			750	757,500
Bank of America Corp.,
Jr. Sub. Notes, Series AA	6.100	(ff)	—	(rr)		8,820	9,761,844
Sr. Unsec’d. Notes, GMTN	3.593	(ff)	07/21/28			1,555	1,648,522
Sr. Unsec’d. Notes, MTN	3.824	(ff)	01/20/28			1,905	2,051,453
Sr. Unsec’d. Notes, MTN(a)	4.271	(ff)	07/23/29			1,450	1,611,120
Banque Centrale de Tunisie International Bond (Tunisia),
Sr. Unsec’d. Notes	6.750		10/31/23		EUR	950	1,067,905
Sr. Unsec’d. Notes, 144A	6.375		07/15/26		EUR	2,755	2,996,757
Citigroup, Inc.,
Jr. Sub. Notes, Series Q	5.950	(ff)	—	(rr)		12,685	12,964,070
Sr. Unsec’d. Notes	3.200		10/21/26			1,145	1,189,586
Sr. Unsec’d. Notes	3.887	(ff)	01/10/28			980	1,054,777
Sr. Unsec’d. Notes	8.125		07/15/39			620	1,017,940
Sub. Notes	4.400		06/10/25			405	439,067
Sub. Notes	4.750		05/18/46			395	465,807
Credit Suisse AG (Switzerland), Sr. Unsec’d. Notes, MTN	3.625		09/09/24			2,375	2,525,637
Credit Suisse Group Funding Guernsey Ltd. (Switzerland), Gtd. Notes	3.750		03/26/25			1,200	1,266,473
Danske Bank A/S (Denmark), Sr. Unsec’d. Notes, 144A(a)	3.001	(ff)	09/20/22			5,460	5,511,741
Development Bank of the Republic of Belarus JSC (Belarus), Sr. Unsec’d. Notes, 144A	6.750		05/02/24			5,495	5,766,343
Discover Bank,
Sr. Unsec’d. Notes	4.200		08/08/23			5,500	5,871,276
Sub. Notes(a)	7.000		04/15/20			800	816,976

See Notes to Financial Statements.

30

Description	Interest Rate		Maturity Date		Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Banks (cont’d.)
Goldman Sachs Group, Inc. (The),
Jr. Sub. Notes, Series M	5.375	%(ff)	—	(rr)	5,225	$5,301,128
Sr. Unsec’d. Notes	3.814	(ff)	04/23/29		1,595	1,694,335
Sr. Unsec’d. Notes(h)	3.850		01/26/27		3,940	4,199,101
Sr. Unsec’d. Notes	4.223	(ff)	05/01/29		170	186,005
JPMorgan Chase & Co.,
Jr. Sub. Notes, Series I, 3 Month LIBOR + 3.470%	5.406	(c)	—	(rr)	64	64,384
Jr. Sub. Notes, Series Q	5.150	(ff)	—	(rr)	3,725	3,860,031
Jr. Sub. Notes, Series R	6.000	(ff)	—	(rr)	7,707	8,272,077
Jr. Sub. Notes, Series X	6.100	(ff)	—	(rr)	3,400	3,732,588
Morgan Stanley,
Jr. Sub. Notes, Series H, 3 Month LIBOR + 3.610%	5.611	(c)	—	(rr)	13,110	13,188,660
Sr. Unsec’d. Notes(a)	4.375		01/22/47		1,260	1,495,794
Sr. Unsec’d. Notes, GMTN	3.772	(ff)	01/24/29		1,750	1,872,744
Sr. Unsec’d. Notes, GMTN(a)	3.875		01/27/26		605	653,035
Sr. Unsec’d. Notes, GMTN	4.431	(ff)	01/23/30		2,135	2,396,525
Sr. Unsec’d. Notes, MTN	3.591	(ff)	07/22/28		1,125	1,189,120
Sub. Notes, MTN(a)	4.100		05/22/23		1,710	1,812,063
People’s United Bank NA, Sub. Notes	4.000		07/15/24		325	340,082
State Street Corp., Jr. Sub. Notes, Series F	5.250	(ff)	—	(rr)	2,555	2,617,700
Turkiye Garanti Bankasi AS (Turkey), Sr. Unsec’d. Notes, 144A	5.875		03/16/23		2,435	2,469,075

						117,195,991

Beverages 0.0%
Anheuser-Busch InBev Worldwide, Inc. (Belgium), Gtd. Notes	8.200		01/15/39		250	398,254

Biotechnology 0.1%
Celgene Corp., Sr. Unsec’d. Notes	4.350		11/15/47		2,100	2,450,340

Building Materials 0.3%
Griffon Corp., Gtd. Notes	5.250		03/01/22		1,975	1,984,875
U.S. Concrete, Inc., Gtd. Notes(a)	6.375		06/01/24		4,725	4,918,347

						6,903,222

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	31

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Chemicals 2.1%
Ashland LLC, Gtd. Notes	6.875%	05/15/43		4,100	$4,674,000
Braskem Netherlands Finance BV (Brazil), Gtd. Notes, 144A	5.875	01/31/50		2,300	2,287,350
CF Industries, Inc.,
Gtd. Notes(a)	4.950	06/01/43		1,765	1,767,206
Gtd. Notes	5.375	03/15/44		1,300	1,332,500
Gtd. Notes	7.125	05/01/20		59	60,417
Chemours Co. (The), Gtd. Notes	4.000	05/15/26	EUR	1,500	1,506,575
CNAC HK Finbridge Co. Ltd. (China), Gtd. Notes	3.500	07/19/22		3,525	3,579,046
Eurochem Finance DAC (Switzerland), Gtd. Notes, 144A	5.500	03/13/24		5,980	6,428,500
Hexion, Inc., Gtd. Notes, 144A(a)	7.875	07/15/27		1,575	1,515,938
LYB International Finance BV,
Gtd. Notes	4.875	03/15/44		165	181,978
Gtd. Notes	5.250	07/15/43		10	11,457
Monitchem HoldCo 2 SA (Luxembourg), Gtd. Notes, 144A	9.500	09/15/26	EUR	1,000	1,104,147
NOVA Chemicals Corp. (Canada), Sr. Unsec’d. Notes, 144A	5.250	06/01/27		4,625	4,752,188
Nutrien Ltd. (Canada),
Sr. Unsec’d. Notes	4.900	06/01/43		1,350	1,503,877
Sr. Unsec’d. Notes	6.125	01/15/41		170	211,064
OCI NV (Netherlands), Sr. Sec’d. Notes	5.000	04/15/23	EUR	700	813,110
Orbia Advance Corp. SAB de CV (Mexico), Gtd. Notes, 144A	5.500	01/15/48		480	486,720
Sasol Financing International Ltd. (South Africa), Gtd. Notes	4.500	11/14/22		5,885	6,061,550
Sherwin-Williams Co. (The), Sr. Unsec’d. Notes(a)	3.450	08/01/25		635	671,319
Starfruit Finco BV/Starfruit US Holdco LLC (Netherlands), Sr. Unsec’d. Notes(a)	6.500	10/01/26	EUR	7,650	8,606,700
TPC Group, Inc., Sr. Sec’d. Notes, 144A	10.500	08/01/24		1,700	1,802,000

					49,357,642

See Notes to Financial Statements.

32

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Commercial Services 2.0%
ERAC USA Finance LLC,
Gtd. Notes, 144A	6.700%	06/01/34		110	$149,590
Gtd. Notes, 144A	7.000	10/15/37		1,725	2,444,922
Laureate Education, Inc., Gtd. Notes, 144A	8.250	05/01/25		6,350	6,889,750
Loxam SAS (France),
Sr. Sec’d. Notes, 144A	2.875	04/15/26	EUR	1,400	1,530,192
Sr. Sub. Notes(a)	5.750	07/15/27	EUR	5,000	5,378,534
Sr. Sub. Notes, 144A	4.500	04/15/27	EUR	1,500	1,543,296
Nielsen Co. Luxembourg SARL (The), Gtd. Notes, 144A(a)	5.500	10/01/21		1,675	1,679,187
Refinitiv US Holdings, Inc.,
Sr. Sec’d. Notes	4.500	05/15/26	EUR	3,500	4,226,569
Sr. Unsec’d. Notes	6.875	11/15/26	EUR	7,700	9,707,506
Techem Verwaltungsgesellschaft 674 mbH (Germany), Sr. Sec’d. Notes	6.000	07/30/26	EUR	2,843	3,439,682
United Rentals North America, Inc.,
Gtd. Notes	4.625	10/15/25		2,450	2,502,062
Gtd. Notes(a)	4.875	01/15/28		5,979	6,173,317
Gtd. Notes(a)	5.250	01/15/30		1,050	1,103,813
Gtd. Notes(a)	5.500	05/15/27		1,600	1,687,000

					48,455,420

Computers 0.2%
Everi Payments, Inc., Gtd. Notes, 144A	7.500	12/15/25		3,575	3,767,156

Diversified Financial Services 0.4%
Avolon Holdings Funding Ltd. (Ireland), Gtd. Notes, 144A(a)	5.500	01/15/23		2,000	2,158,200
Jefferies Group LLC, Sr. Unsec’d. Notes	6.500	01/20/43		175	206,170
Nationstar Mortgage Holdings, Inc.,
Gtd. Notes, 144A(a)	8.125	07/15/23		2,450	2,597,000
Gtd. Notes, 144A	9.125	07/15/26		3,700	4,051,500

					9,012,870

Electric 1.6%
AES Panama SRL (Panama), Sr. Unsec’d. Notes, 144A	6.000	06/25/22		3,015	3,103,973

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	33

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Electric (cont’d.)
Calpine Corp., Sr. Unsec’d. Notes(a)	5.750%	01/15/25		10,700	$10,967,500
Duke Energy Carolinas LLC, First Mortgage	4.000	09/30/42		50	55,691
Eskom Holdings SOC Ltd. (South Africa),
Gov’t. Gtd. Notes, 144A, MTN	6.350	08/10/28		1,225	1,295,754
Sr. Unsec’d. Notes	5.750	01/26/21		5,755	5,792,177
Sr. Unsec’d. Notes, 144A	5.750	01/26/21		2,900	2,918,734
Sr. Unsec’d. Notes, 144A	7.125	02/11/25		5,635	5,791,991
Sr. Unsec’d. Notes, 144A, MTN	6.750	08/06/23		200	205,164
FirstEnergy Transmission LLC, Sr. Unsec’d. Notes, 144A	5.450	07/15/44		800	1,016,212
Mong Duong Finance Holdings BV (Vietnam), Sr. Sec’d. Notes	5.125	05/07/29		2,150	2,186,540
NextEra Energy Capital Holdings, Inc., Gtd. Notes	3.625	06/15/23		1,575	1,646,490
NRG Energy, Inc.,
Gtd. Notes	6.625	01/15/27		175	189,656
Gtd. Notes, 144A(a)	5.250	06/15/29		950	1,018,875
Vistra Operations Co. LLC, Gtd. Notes, 144A	5.000	07/31/27		1,570	1,624,950
Westar Energy, Inc., First Mortgage	4.100	04/01/43		325	366,613

					38,180,320

Electrical Components & Equipment 0.5%
Energizer Gamma Acquisition BV,
Gtd. Notes	4.625	07/15/26	EUR	6,700	7,878,925
Gtd. Notes, 144A	4.625	07/15/26	EUR	2,600	3,057,493

					10,936,418

Electronics 0.3%
Jabil, Inc.,
Sr. Unsec’d. Notes	4.700	09/15/22		80	84,730
Sr. Unsec’d. Notes	5.625	12/15/20		5,400	5,608,601
Sensata Technologies BV, Gtd. Notes, 144A	5.000	10/01/25		955	1,029,204

					6,722,535

See Notes to Financial Statements.

34

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Energy-Alternate Sources 0.1%
Neerg Energy Ltd. (Mauritius), Sr. Sec’d. Notes	6.000%	02/13/22		850	$838,518
Rio Energy SA/UGEN SA/UENSA SA (Argentina), Sr. Sec’d. Notes, 144A	6.875	02/01/25		3,220	1,867,632

					2,706,150

Engineering & Construction 0.2%
Delhi International Airport Ltd. (India), Sr. Sec’d. Notes, 144A	6.450	06/04/29		1,375	1,471,250
Mexico City Airport Trust (Mexico), Sr. Sec’d. Notes, 144A	3.875	04/30/28		3,000	2,998,500

					4,469,750

Entertainment 1.0%
AMC Entertainment Holdings, Inc.,
Gtd. Notes(a)	5.750	06/15/25		1,908	1,812,791
Gtd. Notes(a)	5.875	11/15/26		1,150	1,047,938
Gtd. Notes	6.375	11/15/24	GBP	2,625	3,249,191
Caesars Resort Collection LLC/CRC Finco, Inc., Gtd. Notes, 144A	5.250	10/15/25		4,025	4,120,594
Codere Finance 2 Luxembourg SA (Spain), Sr. Sec’d. Notes	6.750	11/01/21	EUR	3,000	2,893,735
CPUK Finance Ltd. (United Kingdom),
Sec’d. Notes, 144A	4.250	02/28/47	GBP	550	721,364
Sec’d. Notes, 144A	4.875	02/28/47	GBP	200	265,549
Eldorado Resorts, Inc., Gtd. Notes	7.000	08/01/23		3,233	3,374,444
Pinewood Finance Co. Ltd. (United Kingdom), Sr. Sec’d. Notes, 144A	3.250	09/30/25	GBP	1,900	2,516,541
Scientific Games International, Inc.,
Gtd. Notes	6.250	09/01/20		2,500	2,503,125
Gtd. Notes	10.000	12/01/22		875	900,156
Gtd. Notes, 144A	8.250	03/15/26		450	475,875

					23,881,303

Foods 1.1%
Co-operative Group Holdings 2011 Ltd. (United Kingdom), Gtd. Notes	7.500	07/08/26	GBP	3,400	5,017,036

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	35

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Foods (cont’d.)
Ingles Markets, Inc., Sr. Unsec’d. Notes(a)	5.750%		06/15/23		1,325	$1,353,156
JBS USA LUX SA/JBS USA Finance, Inc., Gtd. Notes, 144A	5.875		07/15/24		1,428	1,472,625
JBS USA LUX SA/JBS USA Food Co./JBS USA Finance, Inc.,
Gtd. Notes, 144A	6.500		04/15/29		325	361,572
Sr. Unsec’d. Notes, 144A	5.500		01/15/30		100	107,750
Kraft Heinz Foods Co.,
Gtd. Notes, 144A	4.625		10/01/39		440	451,356
Gtd. Notes, 144A	4.875		10/01/49		4,135	4,262,080
Mars, Inc.,
Gtd. Notes, 144A(a)(h)	3.875		04/01/39		995	1,115,479
Gtd. Notes, 144A	4.200		04/01/59		865	1,005,067
Picard Bondco SA (Luxembourg), Gtd. Notes(a)	5.500		11/30/24	EUR	3,300	3,533,270
Picard Groupe SAS (France), Sr. Sec’d. Notes, 144A, 3 Month EURIBOR + 3.000% (Cap N/A, Floor 3.000%)	3.000	(c)	11/30/23	EUR	2,075	2,267,963
Pilgrim’s Pride Corp., Gtd. Notes, 144A	5.750		03/15/25		1,425	1,478,437
Post Holdings, Inc., Gtd. Notes, 144A(a)	5.625		01/15/28		2,567	2,746,690

						25,172,481

Forest Products & Paper 0.0%
Georgia-Pacific LLC,
Gtd. Notes, 144A	5.400		11/01/20		35	36,172
Sr. Unsec’d. Notes	7.375		12/01/25		400	507,905

						544,077

Gas 0.2%
AmeriGas Partners LP/AmeriGas Finance Corp., Sr. Unsec’d. Notes	5.500		05/20/25		2,900	3,110,540
CenterPoint Energy Resources Corp., Sr. Unsec’d. Notes	5.850		01/15/41		700	907,158

See Notes to Financial Statements.

36

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Gas (cont’d.)
Dominion Energy Gas Holdings LLC, Sr. Unsec’d. Notes(a)	4.600%	12/15/44		125	$148,512
Southern Co. Gas Capital Corp., Gtd. Notes(a)	4.400	06/01/43		1,375	1,534,388

					5,700,598

Healthcare-Products 0.2%
Medtronic Global Holdings SCA,
Gtd. Notes	1.625	03/07/31	EUR	500	617,095
Gtd. Notes	2.250	03/07/39	EUR	705	921,433
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes, EMTN	1.500	10/01/39	EUR	1,250	1,352,586
Sr. Unsec’d. Notes, EMTN	1.875	10/01/49	EUR	825	875,129

					3,766,243

Healthcare-Services 0.9%
Aetna, Inc.,
Sr. Unsec’d. Notes	2.750	11/15/22		450	456,483
Sr. Unsec’d. Notes	4.500	05/15/42		530	564,619
Anthem, Inc.,
Sr. Unsec’d. Notes	4.101	03/01/28		700	761,176
Sr. Unsec’d. Notes	4.650	01/15/43		120	133,021
Sr. Unsec’d. Notes	5.100	01/15/44		515	596,781
HCA, Inc., Gtd. Notes	5.375	02/01/25		6,325	6,949,594
Laboratory Corp. of America Holdings, Sr. Unsec’d. Notes	3.200	02/01/22		25	25,590
Memorial Sloan-Kettering Cancer Center, Sr. Unsec’d. Notes	4.125	07/01/52		75	89,422
RegionalCare Hospital Partners Holdings, Inc./LifePoint Health, Inc., Gtd. Notes, 144A(a)	9.750	12/01/26		3,700	4,060,750
Tenet Healthcare Corp.,
Sec’d. Notes, 144A(a)	6.250	02/01/27		875	924,219
Sr. Sec’d. Notes, 144A	5.125	11/01/27		1,500	1,563,720
Sr. Unsec’d. Notes(a)	7.000	08/01/25		4,300	4,439,750
Sr. Unsec’d. Notes	8.125	04/01/22		1,475	1,596,687

					22,161,812

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	37

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Home Builders 2.1%
Beazer Homes USA, Inc., Sr. Unsec’d. Notes, 144A(a)	7.250%	10/15/29		3,625	$3,815,313
Brookfield Residential Properties, Inc./Brookfield Residential US Corp. (Canada), Gtd. Notes, 144A(a)	6.125	07/01/22		5,000	5,081,250
KB Home, Gtd. Notes	7.500	09/15/22		3,425	3,861,688
M/I Homes, Inc., Gtd. Notes	6.750	01/15/21		5,850	5,909,611
Mattamy Group Corp. (Canada),
Sr. Unsec’d. Notes, 144A	6.500	10/01/25		2,500	2,643,750
Sr. Unsec’d. Notes, 144A	6.875	12/15/23		4,000	4,145,000
Meritage Homes Corp.,
Gtd. Notes	5.125	06/06/27		3,692	3,978,130
Gtd. Notes	6.000	06/01/25		1,275	1,424,813
New Home Co., Inc. (The), Gtd. Notes	7.250	04/01/22		3,125	2,958,984
PulteGroup, Inc., Gtd. Notes	5.500	03/01/26		4,000	4,481,000
Taylor Morrison Communities, Inc., Gtd. Notes, 144A	5.875	06/15/27		2,700	3,015,090
William Lyon Homes, Inc., Gtd. Notes	5.875	01/31/25		7,625	7,758,437

					49,073,066

Home Furnishings 0.1%
Tempur Sealy International, Inc., Gtd. Notes(a)	5.500	06/15/26		1,540	1,611,225

Household Products/Wares 0.3%
Diamond BC BV, Sr. Unsec’d. Notes(a)	5.625	08/15/25	EUR	7,760	7,920,807

Insurance 0.7%
Hartford Financial Services Group, Inc. (The),
Sr. Unsec’d. Notes(a)	5.950	10/15/36		215	281,693
Sr. Unsec’d. Notes	6.100	10/01/41		280	380,176
Liberty Mutual Group, Inc.,
Gtd. Notes, 144A	3.951	10/15/50		2,530	2,611,395
Gtd. Notes, 144A	4.250	06/15/23		436	462,798
Gtd. Notes, 144A	4.569	02/01/29		1,614	1,823,886

See Notes to Financial Statements.

38

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Insurance (cont’d.)
Lincoln National Corp., Sr. Unsec’d. Notes	7.000%	06/15/40	695	$998,598
Markel Corp.,
Sr. Unsec’d. Notes	4.900	07/01/22	2,020	2,157,739
Sr. Unsec’d. Notes	5.000	03/30/43	3,125	3,443,535
Principal Financial Group, Inc., Gtd. Notes	4.350	05/15/43	975	1,093,385
Swiss Re Treasury US Corp. (Switzerland), Gtd. Notes, 144A	4.250	12/06/42	795	912,304
Teachers Insurance & Annuity Association of America,
Sub. Notes, 144A	4.270	05/15/47	640	737,178
Sub. Notes, 144A	4.900	09/15/44	1,950	2,449,007
Sub. Notes, 144A	6.850	12/16/39	54	80,067

				17,431,761

Lodging 0.4%
Jack Ohio Finance LLC/Jack Ohio Finance 1 Corp., Sr. Sec’d. Notes, 144A(a)	6.750	11/15/21	5,750	5,872,187
Marriott International, Inc.,
Sr. Unsec’d. Notes	3.250	09/15/22	75	77,290
Sr. Unsec’d. Notes	7.150	12/01/19	550	551,947
Sands China Ltd. (Macau), Sr. Unsec’d. Notes(a)	5.125	08/08/25	1,000	1,102,650
Studio City Co. Ltd. (Macau),
Sr. Sec’d. Notes	7.250	11/30/21	500	512,600
Sr. Sec’d. Notes, 144A	7.250	11/30/21	1,200	1,230,240

				9,346,914

Machinery-Diversified 0.0%
Xylem, Inc., Sr. Unsec’d. Notes	4.875	10/01/21	50	52,542

Media 1.6%
CCO Holdings LLC/CCO Holdings Capital Corp.,
Sr. Unsec’d. Notes, 144A	4.750	03/01/30	1,300	1,324,375
Sr. Unsec’d. Notes, 144A	5.125	05/01/23	2,625	2,687,344
Sr. Unsec’d. Notes, 144A	5.375	06/01/29	2,100	2,241,750
Sr. Unsec’d. Notes, 144A(a)	5.875	05/01/27	2,975	3,153,500

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	39

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Media (cont’d.)
Charter Communications Operating LLC/Charter Communications Operating Capital,
Sr. Sec’d. Notes	6.384%	10/23/35	1,525	$1,873,931
Sr. Sec’d. Notes	6.834	10/23/55	485	617,735
Clear Channel Worldwide Holdings, Inc., Gtd. Notes, 144A(a)	9.250	02/15/24	1,914	2,105,400
Comcast Corp.,
Gtd. Notes(h)	4.150	10/15/28	2,605	2,943,652
Gtd. Notes	4.250	10/15/30	890	1,025,646
Diamond Sports Group LLC/Diamond Sports Finance Co., Gtd. Notes, 144A(a)	6.625	08/15/27	1,260	1,297,800
DISH DBS Corp., Gtd. Notes(a)	7.750	07/01/26	7,300	7,364,605
Radiate Holdco LLC/Radiate Finance, Inc., Sr. Unsec’d. Notes, 144A(a)	6.625	02/15/25	4,705	4,752,050
TEGNA, Inc., Gtd. Notes, 144A	4.875	09/15/21	1,625	1,629,063
Univision Communications, Inc., Sr. Sec’d. Notes, 144A	6.750	09/15/22	1,292	1,308,150
Videotron Ltd. (Canada), Gtd. Notes	5.000	07/15/22	3,000	3,157,500

				37,482,501

Mining 0.1%
Indonesia Asahan Aluminium Persero PT (Indonesia), Sr. Unsec’d. Notes	6.530	11/15/28	1,650	1,995,404

Miscellaneous Manufacturing 0.1%
Actuant Corp., Gtd. Notes(a)	5.625	06/15/22	3,075	3,105,750

Oil & Gas 2.3%
Antero Resources Corp., Gtd. Notes	5.625	06/01/23	3,500	2,454,375
Ascent Resources Utica Holdings LLC/ARU Finance Corp.,
Sr. Unsec’d. Notes, 144A	7.000	11/01/26	1,225	937,125
Sr. Unsec’d. Notes, 144A	10.000	04/01/22	750	709,725
Cenovus Energy, Inc. (Canada), Sr. Unsec’d. Notes(a)	5.400	06/15/47	2,645	2,959,087

See Notes to Financial Statements.

40

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas (cont’d.)
Citgo Holding, Inc., Sr. Sec’d. Notes, 144A	9.250%		08/01/24		500	$521,875
CNX Resources Corp.,
Gtd. Notes(a)	5.875		04/15/22		1,304	1,274,660
Gtd. Notes, 144A	7.250		03/14/27		2,125	1,702,019
Concho Resources, Inc., Gtd. Notes	4.875		10/01/47		275	310,415
Endeavor Energy Resources LP/EER Finance, Inc., Sr. Unsec’d. Notes, 144A	5.500		01/30/26		2,700	2,781,054
Gazprom OAO Via Gaz Capital SA (Russia),
Sr. Unsec’d. Notes, 144A	4.950		07/19/22		730	772,089
Sr. Unsec’d. Notes, 144A	6.510		03/07/22		2,020	2,194,047
Hilcorp Energy I LP/Hilcorp Finance Co., Sr. Unsec’d. Notes, 144A(a)	6.250		11/01/28		700	591,500
HPCL-Mittal Energy Ltd. (India), Sr. Unsec’d. Notes	5.250		04/28/27		1,478	1,467,385
MEG Energy Corp. (Canada), Gtd. Notes, 144A	7.000		03/31/24		3,700	3,475,410
Occidental Petroleum Corp.,
Sr. Unsec’d. Notes	4.264	(s)	10/10/36		3,000	1,507,102
Sr. Unsec’d. Notes	6.450		09/15/36		750	917,589
Petrobras Global Finance BV (Brazil),
Gtd. Notes	4.750		01/14/25	EUR	3,100	4,018,917
Gtd. Notes	5.375		10/01/29	GBP	800	1,138,063
Gtd. Notes	5.750		02/01/29		1,275	1,418,884
Gtd. Notes	6.625		01/16/34	GBP	2,605	4,013,226
Gtd. Notes	6.900		03/19/49		1,365	1,586,539
Gtd. Notes, 144A	5.093		01/15/30		529	561,005
Petroleos Mexicanos (Mexico),
Gtd. Notes	4.750		02/26/29	EUR	1,600	1,853,575
Gtd. Notes	6.350		02/12/48		3,828	3,660,525
Gtd. Notes	6.500		03/13/27		1,550	1,643,000
Gtd. Notes	6.500		01/23/29		575	599,725
Gtd. Notes, 144A	7.690		01/23/50		440	479,776
Gtd. Notes, EMTN	4.875		02/21/28	EUR	400	470,099
Gtd. Notes, MTN	6.750		09/21/47		3,206	3,197,664
Transocean, Inc., Gtd. Notes, 144A(a)	7.250		11/01/25		5,100	4,500,750

						53,717,205

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	41

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Oil & Gas Services 0.0%
Cameron International Corp., Gtd. Notes	5.950%	06/01/41		100	$125,915

Packaging & Containers 1.2%
ARD Finance SA (Luxembourg), Sr. Sec’d. Notes, Cash coupon 6.625% or PIK 7.375%	6.625	09/15/23	EUR	11,200	12,929,182
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc. (Ireland), Gtd. Notes	6.750	05/15/24	EUR	140	163,955
Crown European Holdings SA, Gtd. Notes, 144A	2.875	02/01/26	EUR	5,050	6,033,564
Reynolds Group Issuer, Inc./Reynolds Group Issuer LLC, Sr. Sec’d. Notes	5.750	10/15/20		8,334	8,363,080
WestRock RKT LLC, Gtd. Notes	4.900	03/01/22		1,190	1,259,974

					28,749,755

Pharmaceuticals 1.1%
AbbVie, Inc., Sr. Unsec’d. Notes	4.500	05/14/35		4,085	4,399,878
Allergan Funding SCS, Gtd. Notes(a)	4.550	03/15/35		4,155	4,451,789
Bausch Health Cos., Inc.,
Gtd. Notes, 144A(a)	6.125	04/15/25		1,075	1,115,984
Gtd. Notes, 144A	7.250	05/30/29		1,200	1,321,500
Bristol-Myers Squibb Co.,
Sr. Unsec’d. Notes, 144A	4.125	06/15/39		615	702,171
Sr. Unsec’d. Notes, 144A(h)	4.250	10/26/49		2,755	3,226,996
Cigna Corp., Gtd. Notes	4.375	10/15/28		3,990	4,398,204
CVS Health Corp.,
Sr. Unsec’d. Notes	4.780	03/25/38		130	144,350
Sr. Unsec’d. Notes	5.050	03/25/48		690	790,404
Sr. Unsec’d. Notes(a)	5.125	07/20/45		1,315	1,510,562
Sr. Unsec’d. Notes	5.300	12/05/43		485	560,784
Mylan NV, Gtd. Notes	5.250	06/15/46		520	557,199
Rossini Sarl (Italy), Sr. Sec’d. Notes, 144A	6.750	10/30/25	EUR	2,875	3,544,131

					26,723,952

See Notes to Financial Statements.

42

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Pipelines 0.5%
DCP Midstream Operating LP, Gtd. Notes, 144A	5.350%	03/15/20	227	$228,703
Energy Transfer Operating LP,
Gtd. Notes	5.150	03/15/45	55	57,294
Gtd. Notes	5.300	04/15/47	125	132,270
Gtd. Notes	6.250	04/15/49	75	90,114
Enterprise Products Operating LLC, Gtd. Notes	4.950	10/15/54	2,700	3,134,058
Fermaca Enterprises S de RL de CV (Mexico), Sr. Sec’d. Notes, 144A	6.375	03/30/38	512	553,265
Magellan Midstream Partners LP,
Sr. Unsec’d. Notes	4.200	12/01/42	125	127,037
Sr. Unsec’d. Notes	5.150	10/15/43	1,350	1,579,806
MPLX LP, Sr. Unsec’d. Notes	5.200	03/01/47	145	155,351
NGPL PipeCo LLC,
Sr. Unsec’d. Notes, 144A	4.375	08/15/22	150	155,738
Sr. Unsec’d. Notes, 144A	4.875	08/15/27	500	537,804
ONEOK, Inc., Gtd. Notes	4.950	07/13/47	1,060	1,146,840
Rockies Express Pipeline LLC, Sr. Unsec’d. Notes, 144A	6.875	04/15/40	1,850	1,951,935
Sunoco Logistics Partners Operations LP, Gtd. Notes	5.400	10/01/47	60	64,423
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., Gtd. Notes, 144A(a)	5.500	01/15/28	1,875	1,757,812
Western Midstream Operating LP,
Sr. Unsec’d. Notes	4.000	07/01/22	75	76,180
Sr. Unsec’d. Notes	5.300	03/01/48	910	770,723

				12,519,353

Real Estate 0.4%
Five Point Operating Co. LP/Five Point Capital Corp., Gtd. Notes, 144A	7.875	11/15/25	2,475	2,339,296
Greystar Real Estate Partners LLC, Sr. Sec’d. Notes, 144A	5.750	12/01/25	3,575	3,726,937
Hunt Cos., Inc., Sr. Sec’d. Notes, 144A	6.250	02/15/26	2,425	2,381,127

				8,447,360

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	43

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Real Estate Investment Trusts (REITs) 0.2%
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc., Gtd. Notes	4.500%		09/01/26		675	$717,187
MPT Operating Partnership LP/MPT Finance Corp., Gtd. Notes	3.325		03/24/25	EUR	3,775	4,670,860

						5,388,047

Retail 1.8%
Brinker International, Inc., Gtd. Notes, 144A	5.000		10/01/24		1,000	1,060,625
eG Global Finance PLC (United Kingdom), Sr. Sec’d. Notes, 144A	4.375		02/07/25	EUR	8,700	9,432,471
Ferrellgas Partners LP/Ferrellgas Partners Finance Corp., Sr. Unsec’d. Notes	8.625		06/15/20		2,975	1,695,750
Sr. Unsec’d. Notes	8.625		06/15/20		1,703	970,710
Golden Nugget, Inc., Sr. Unsec’d. Notes, 144A(a)	6.750		10/15/24		5,951	6,130,125
Grupo Unicomer Co. Ltd. (El Salvador), Gtd. Notes, 144A	7.875		04/01/24		942	1,023,257
L Brands, Inc., Gtd. Notes(a)	5.625		10/15/23		7,430	7,885,087
Macy’s Retail Holdings, Inc., Gtd. Notes	4.300		02/15/43		705	581,698
Michaels Stores, Inc., Gtd. Notes, 144A(a)	8.000		07/15/27		1,650	1,628,880
PetSmart, Inc., Sr. Sec’d. Notes, 144A(a)	5.875		06/01/25		1,315	1,295,275
Rite Aid Corp., Gtd. Notes, 144A(a)	6.125		04/01/23		2,675	2,277,228
Sally Holdings LLC/Sally Capital, Inc.,
Gtd. Notes	5.500		11/01/23		1,500	1,515,000
Gtd. Notes(a)	5.625		12/01/25		5,000	5,162,500
Stonegate Pub Co. Financing PLC (United Kingdom), Sr. Sec’d. Notes, 3 Month GBP LIBOR + 4.375%	5.160	(c)	03/15/22	GBP	2,425	3,157,432

						43,816,038

Savings & Loans 0.0%
People’s United Financial, Inc., Sr. Unsec’d. Notes	3.650		12/06/22		325	336,327

See Notes to Financial Statements.

44

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Semiconductors 0.3%
Broadcom, Inc.,
Gtd. Notes, 144A	3.125%	04/15/21		4,105	$4,154,014
Gtd. Notes, 144A	3.125	10/15/22		3,155	3,214,563

					7,368,577

Software 0.7%
Infor US, Inc., Gtd. Notes	5.750	05/15/22	EUR	5,114	5,772,088
InterXion Holding NV (Netherlands), Gtd. Notes, 144A	4.750	06/15/25	EUR	9,600	11,642,233

					17,414,321

Telecommunications 1.3%
Altice France SA (France),
Sr. Sec’d. Notes, 144A	2.500	01/15/25	EUR	2,500	2,797,591
Sr. Sec’d. Notes, 144A	3.375	01/15/28	EUR	2,300	2,569,936
AT&T, Inc.,
Sr. Unsec’d. Notes	3.800	02/15/27		1,350	1,444,572
Sr. Unsec’d. Notes(a)	4.300	02/15/30		700	770,594
Sr. Unsec’d. Notes	4.850	03/01/39		5,720	6,479,210
CenturyLink, Inc.,
Sr. Unsec’d. Notes, Series P(a)	7.600	09/15/39		825	839,438
Sr. Unsec’d. Notes, Series V	5.625	04/01/20		1,425	1,442,812
CommScope Technologies LLC, Gtd. Notes, 144A(a)	6.000	06/15/25		1,225	1,098,212
CommScope, Inc., Gtd. Notes, 144A	5.000	06/15/21		547	547,000
Digicel Group One Ltd. (Jamaica), Sr. Sec’d. Notes	8.250	12/30/22		772	456,445
Digicel Group Two Ltd. (Jamaica), Sr. Unsec’d. Notes	8.250	09/30/22		728	189,280
Digicel Ltd. (Jamaica),
Gtd. Notes, 144A	6.750	03/01/23		2,050	1,076,271
Sr. Unsec’d. Notes, 144A(a)	6.000	04/15/21		2,350	1,750,773
Embarq Corp., Sr. Unsec’d. Notes	7.995	06/01/36		2,500	2,475,000

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	45

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#	Value

CORPORATE BONDS (Continued)

Telecommunications (cont’d.)
Sprint Capital Corp., Gtd. Notes(a)	8.750%	03/15/32	3,282	$4,002,005
West Corp., Gtd. Notes, 144A(a)	8.500	10/15/25	2,700	2,038,500

				29,977,639

Textiles 0.0%
Mohawk Industries, Inc., Sr. Unsec’d. Notes(a)	3.850	02/01/23	104	108,842

Water 0.1%
Aegea Finance Sarl (Brazil), Gtd. Notes, 144A	5.750	10/10/24	2,255	2,373,410

TOTAL CORPORATE BONDS (cost $783,959,695)				808,833,553

MUNICIPAL BONDS 1.6%

California 0.4%
Bay Area Toll Authority, BABs, Revenue Bonds, Series F2	6.263	04/01/49	550	858,946
Los Angeles Department of Water & Power, Power System Revenue,
BABs, Revenue Bonds	6.574	07/01/45	585	914,244
BABs, Taxable, Revenue Bonds, Series SY(h)	6.008	07/01/39	3,610	4,769,388
University of California,
BABs, Revenue Bonds	5.770	05/15/43	390	533,828
Taxable, Revenue Bonds, Series AP	3.931	05/15/45	625	690,087
Taxable, Revenue Bonds, Series J	4.131	05/15/45	675	755,345

				8,521,838

Colorado 0.1%
Regional Transportation District Sales Tax Revenue, BABs, Revenue Bonds, Series 2010-B	5.844	11/01/50	1,190	1,792,176

See Notes to Financial Statements.

46

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

MUNICIPAL BONDS (Continued)

Illinois 0.1%
Chicago O’Hare International Airport, BABs, Revenue Bonds, Series B	6.395%		01/01/40	360	$527,292
State of Illinois, General Obligation Unlimited, Taxable	5.100		06/01/33	1,400	1,513,666

					2,040,958

New Jersey 0.1%
New Jersey Turnpike Authority, BABs, Revenue Bonds, Series F	7.414		01/01/40	2,000	3,202,680
Rutgers State University of New Jersey, BABs, Revenue Bonds	5.665		05/01/40	200	262,250

					3,464,930

New York 0.0%
New York City Water & Sewer System, BABs, Taxable, Revenue Bonds	5.882		06/15/44	400	587,300

Ohio 0.0%
Ohio State University (The), Taxable, Revenue Bonds, Series A	4.800		06/01/2111	180	235,301

Puerto Rico 0.9%
Puerto Rico Sales Tax Financing Corp. Sales Tax Revenue,
Revenue Bonds, Restructured, Series A-1	4.750		07/01/53	9,346	9,653,484
Revenue Bonds, Restructured, Series A-1	5.000		07/01/58	10,104	10,607,179

					20,260,663

Texas 0.0%
City of San Antonio Electric & Gas Systems Revenue, Taxable, Revenue Bonds	4.427		02/01/42	120	143,000

TOTAL MUNICIPAL BONDS (cost $33,659,937)					37,046,166

RESIDENTIAL MORTGAGE-BACKED SECURITIES 5.3%
Banc of America Funding Corp.,
Series 2015-R03, Class 1A1, 144A, 1 Month LIBOR + 0.190%	2.013	(c)	03/27/36	7,349	7,185,619
Series 2015-R03, Class 6A1, 144A, 1 Month LIBOR + 0.170% (Cap N/A, Floor 0.170%)	1.993	(c)	05/27/36	1,283	1,272,721

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	47

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
Banc of America Funding Trust,
Series 2014-R02, Class 2A1, 144A, 1 Month LIBOR + 0.210% (Cap N/A, Floor 0.210%)	2.014	%(c)	05/26/37	1,060	$1,054,810
Series 2014-R05, Class 1A1, 144A, 6 Month LIBOR + 1.500% (Cap 11.000%, Floor 1.500%)	3.559	(c)	09/26/45	1,809	1,829,436
Series 2015-R04, Class 4A1, 144A	3.500	(cc)	01/27/30	889	888,198
Bellemeade Re Ltd. (Bermuda),
Series 2017-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 0.000%)	3.523	(c)	10/25/27	423	424,072
Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	3.423	(c)	04/25/28	1,905	1,906,968
Series 2018-02A, Class M1B, 144A, 1 Month LIBOR + 1.350% (Cap N/A, Floor 0.000%)	3.173	(c)	08/25/28	1,200	1,201,925
Series 2018-02A, Class M1C, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	3.423	(c)	08/25/28	1,200	1,202,192
Series 2018-03A, Class M1B, 144A, 1 Month LIBOR + 1.850% (Cap N/A, Floor 1.850%)	3.673	(c)	10/25/28	3,290	3,289,995
BVRT Financing Trust, Series 2019-01, Class F, 144A^	3.996		09/15/21	26,300	26,300,000
Central Park Funding Trust, Series 2018-01, Class A, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 1.500%)	3.532	(c)	11/01/23	17,200	17,200,000
Chase Mortgage Finance Trust, Series 2007-A01, Class 1A3	4.698	(cc)	02/25/37	119	122,611
CIM Trust,
Series 2017-02, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 2.000%)	4.032	(c)	12/25/57	4,105	4,135,056
Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)	4.032	(c)	01/25/57	3,083	3,147,533
Series 2017-06, Class A1, 144A	3.015	(cc)	06/25/57	1,767	1,777,917
Series 2017-08, Class A1, 144A	3.000	(cc)	12/25/65	3,668	3,677,776
Eagle Re Ltd. (Bermuda), Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.700% (Cap N/A, Floor 1.700%)	3.523	(c)	11/25/28	4,528	4,535,636
Freddie Mac Structured Agency Credit Risk Debt Notes,
Series 2015-DNA01, Class M3, 1 Month LIBOR + 3.300% (Cap N/A, Floor 0.000%)	5.123	(c)	10/25/27	2,000	2,125,986
Series 2019-DNA01, Class M2, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	4.473	(c)	01/25/49	790	800,261
GSMSC Resecuritization Trust,
Series 2015-03R, Class 1A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	1.963	(c)	01/26/37	826	821,013
Series 2015-03R, Class 1A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	1.963	(c)	01/26/37	1,670	1,625,078

See Notes to Financial Statements.

48

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)
GSMSC Resecuritization Trust, (cont’d.)
Series 2015-03R, Class 2A1, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	1.963	%(c)	10/26/36		2,292	$2,258,257
Series 2015-03R, Class 2A2, 144A, 1 Month LIBOR + 0.140% (Cap N/A, Floor 0.140%)	1.963	(c)	10/26/36		1,400	1,309,707
Home Re Ltd. (Bermuda), Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	3.423	(c)	10/25/28		1,471	1,471,871
JPMorgan Mortgage Trust,
Series 2007-A01, Class 4A1	4.658	(cc)	07/25/35		111	114,325
Series 2018-07FRB, Class A2, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.000%)	2.768	(c)	04/25/46		2,266	2,265,431
LSTAR Securities Investment Trust, Series 2018-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	3.532	(c)	04/01/23		3,648	3,642,363
New Residential Mortgage Loan Trust,
Series 2018-04A, Class A1S, 144A, 1 Month LIBOR + 0.750% (Cap N/A, Floor 0.750%)	2.573	(c)	01/25/48		4,056	4,045,959
Series 2018-RPL01, Class A1, 144A	3.500	(cc)	12/25/57		18,180	18,913,269
Oaktown Re II Ltd. (Bermuda), Series 2018-01A, Class M1, 144A, 1 Month LIBOR + 1.550% (Cap N/A, Floor 0.000%)	3.373	(c)	07/25/28		1,130	1,130,599
Radnor Re Ltd. (Bermuda),
Series 2018-01, Class M1, 144A, 1 Month LIBOR + 1.400% (Cap N/A, Floor 0.000%)	3.223	(c)	03/25/28		1,474	1,474,150
Series 2018-01, Class M2, 144A, 1 Month LIBOR + 2.700% (Cap N/A, Floor 0.000%)	4.523	(c)	03/25/28		1,240	1,246,021
Structured Asset Securities Corp., Series 2003-37A, Class 3A7	4.370	(cc)	12/25/33		471	481,335
Wells Fargo Mortgage Backed Securities Trust, Series 2004-EE, Class 2A1	4.910	(cc)	12/25/34		81	84,260

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $122,800,516)						124,962,350

SOVEREIGN BONDS 8.0%
Argentine Republic Government International Bond (Argentina),
Sr. Unsec’d. Notes	3.875		01/15/22	EUR	1,000	437,755
Sr. Unsec’d. Notes	4.625		01/11/23		2,800	1,122,800
Sr. Unsec’d. Notes	5.000		01/15/27	EUR	3,970	1,676,431
Sr. Unsec’d. Notes	5.625		01/26/22		2,000	848,020
Sr. Unsec’d. Notes	6.875		04/22/21		7,175	3,228,822
Sr. Unsec’d. Notes	7.820		12/31/33	EUR	1,064	563,529

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	49

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Argentine Republic Government International Bond (Argentina), (cont’d.)
Sr. Unsec’d. Notes	7.820%		12/31/33	EUR	139	$72,716
Brazil Loan Trust 1 (Brazil), Gov’t. Gtd. Notes	5.477		07/24/23		845	877,589
Brazil Minas SPE via State of Minas Gerais (Brazil), Gov’t. Gtd. Notes	5.333		02/15/28		6,363	6,760,751
City of Rome (Italy), Sr. Unsec’d. Notes, EMTN	5.345		01/27/48	EUR	2,000	3,547,135
Ecuador Government International Bond (Ecuador),
Sr. Unsec’d. Notes	10.500		03/24/20		789	799,857
Sr. Unsec’d. Notes	10.750		03/28/22		2,890	3,067,041
Egypt Government International Bond (Egypt),
Sr. Unsec’d. Notes, 144A, GMTN	4.750		04/11/25	EUR	1,995	2,301,529
Sr. Unsec’d. Notes, 144A, GMTN	6.375		04/11/31	EUR	2,320	2,687,761
Sr. Unsec’d. Notes, EMTN	5.625		04/16/30	EUR	3,000	3,352,592
Export Credit Bank of Turkey (Turkey), Sr. Unsec’d. Notes, 144A	8.250		01/24/24		3,825	4,079,745
Hellenic Republic Government Bond (Greece),
Bonds	3.000	(cc)	02/24/23	EUR	767	942,880
Bonds	3.000	(cc)	02/24/24	EUR	1,399	1,761,416
Bonds	3.000	(cc)	02/24/25	EUR	533	686,775
Bonds	3.000	(cc)	02/24/26	EUR	1,779	2,343,830
Bonds	3.000	(cc)	02/24/27	EUR	571	758,076
Bonds	3.000	(cc)	02/24/28	EUR	2,869	3,884,509
Bonds	3.000	(cc)	02/24/29	EUR	1,658	2,263,750
Bonds	3.000	(cc)	02/24/30	EUR	637	876,351
Bonds	3.000	(cc)	02/24/31	EUR	1,831	2,548,568
Bonds	3.000	(cc)	02/24/32	EUR	2,271	3,178,177
Bonds	3.000	(cc)	02/24/33	EUR	539	752,087
Bonds	3.000	(cc)	02/24/34	EUR	1,687	2,370,756
Bonds	3.000	(cc)	02/24/35	EUR	2,383	3,339,402
Bonds	3.000	(cc)	02/24/36	EUR	506	710,061
Bonds	3.000	(cc)	02/24/37	EUR	601	855,147
Bonds	3.000	(cc)	02/24/38	EUR	793	1,129,864
Bonds	3.000	(cc)	02/24/39	EUR	1,830	2,618,718
Bonds	3.000	(cc)	02/24/40	EUR	503	721,745
Bonds	3.000	(cc)	02/24/41	EUR	555	797,508
Bonds	3.000	(cc)	02/24/42	EUR	512	741,612
Bonds	3.500		01/30/23	EUR	3,385	4,164,334
Bonds	3.750		01/30/28	EUR	3,600	4,864,510
Bonds	4.000		01/30/37	EUR	2,500	3,622,396
Bonds	4.200		01/30/42	EUR	1,515	2,313,678

See Notes to Financial Statements.

50

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)
Hellenic Republic Government International Bond (Greece),
Sr. Unsec’d. Notes	5.200%	07/17/34	EUR	5,485	$8,584,896
Sr. Unsec’d. Notes	6.140	04/14/28	EUR	2,000	3,032,469
Indonesia Government International Bond (Indonesia),
Sr. Unsec’d. Notes	1.450	09/18/26	EUR	805	928,118
Sr. Unsec’d. Notes	1.750	04/24/25	EUR	2,910	3,398,063
Sr. Unsec’d. Notes	3.375	07/30/25	EUR	2,975	3,783,336
Sr. Unsec’d. Notes, EMTN	3.750	06/14/28	EUR	775	1,048,466
Iraq International Bond (Iraq),
Sr. Unsec’d. Notes	5.800	01/15/28		1,500	1,440,300
Sr. Unsec’d. Notes	6.752	03/09/23		4,715	4,749,985
Ivory Coast Government International Bond (Ivory Coast),
Sr. Unsec’d. Notes	5.125	06/15/25	EUR	500	603,093
Sr. Unsec’d. Notes, 144A	5.125	06/15/25	EUR	2,250	2,713,918
Kenya Government International Bond (Kenya), Sr. Unsec’d. Notes	6.875	06/24/24		3,005	3,188,353
Provincia de Buenos Aires (Argentina),
Sr. Unsec’d. Notes, 144A	6.500	02/15/23		600	201,006
Sr. Unsec’d. Notes, 144A	9.950	06/09/21		1,650	627,017
Republic of Italy Government International Bond (Italy),
Sr. Unsec’d. Notes	6.875	09/27/23		12,083	14,029,861
Sr. Unsec’d. Notes, EMTN	6.000	08/04/28	GBP	3,860	6,417,789
Sr. Unsec’d. Notes, MTN	5.375	06/15/33		2,300	2,764,317
Republic of South Africa Government International Bond (South Africa), Sr. Unsec’d. Notes	5.750	09/30/49		2,770	2,680,307
Romanian Government International Bond (Romania), Sr. Unsec’d. Notes, EMTN	4.125	03/11/39	EUR	4,759	6,396,325
Saudi Government International Bond (Saudi Arabia), Sr. Unsec’d. Notes, 144A	2.000	07/09/39	EUR	882	1,037,798
Senegal Government International Bond (Senegal), Sr. Unsec’d. Notes, 144A	4.750	03/13/28	EUR	900	1,037,848
Serbia International Bond (Serbia), Sr. Unsec’d. Notes, 144A	1.500	06/26/29	EUR	4,000	4,589,683
Sri Lanka Government International Bond (Sri Lanka), Sr. Unsec’d. Notes	6.250	07/27/21		2,100	2,135,700
Turkey Government International Bond (Turkey),
Sr. Unsec’d. Notes	5.625	03/30/21		1,450	1,481,448
Sr. Unsec’d. Notes	6.250	09/26/22		3,425	3,541,347
Sr. Unsec’d. Notes	6.350	08/10/24		4,010	4,130,300
Ukraine Government International Bond (Ukraine), Sr. Unsec’d. Notes	7.750	09/01/20		315	323,348

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	51

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#	Value

SOVEREIGN BONDS (Continued)
Ukraine Government International Bond (Ukraine), (cont’d.)
Sr. Unsec’d. Notes	7.750%		09/01/21	350	$365,750
Sr. Unsec’d. Notes	7.750		09/01/22	1,000	1,063,500
Sr. Unsec’d. Notes	7.750		09/01/26	4,760	5,111,050
Sr. Unsec’d. Notes	8.994		02/01/24	350	389,375
Sr. Unsec’d. Notes, 144A	7.750		09/01/20	8,173	8,389,584
Sr. Unsec’d. Notes, 144A	7.750		09/01/21	3,650	3,814,250
Sr. Unsec’d. Notes, 144A	7.750		09/01/22	2,060	2,190,810
Sr. Unsec’d. Notes, 144A	8.994		02/01/24	800	890,000

TOTAL SOVEREIGN BONDS (cost $184,298,726)					190,749,633

U.S. TREASURY OBLIGATIONS 1.1%
U.S. Treasury Bonds(k)	2.500		02/15/45	3,760	3,994,559
U.S. Treasury Bonds	2.875		05/15/49	100	115,102
U.S. Treasury Bonds(h)(k)	3.625		08/15/43	3,055	3,890,471
U.S. Treasury Notes(k)	2.250		11/15/24	3,960	4,094,578
U.S. Treasury Notes(k)	2.250		11/15/27	150	156,961
U.S. Treasury Notes(k)	2.500		02/28/21	210	212,469
U.S. Treasury Strips Coupon(k)	2.174	(s)	05/15/29	4,420	3,724,441
U.S. Treasury Strips Coupon(k)	2.783	(s)	08/15/29	2,100	1,759,926
U.S. Treasury Strips Coupon(k)	2.878	(s)	05/15/31	2,100	1,690,422
U.S. Treasury Strips Coupon(k)	3.042	(s)	11/15/35	4,200	3,014,254
U.S. Treasury Strips Coupon(k)	3.202	(s)	08/15/40	4,200	2,648,015

TOTAL U.S. TREASURY OBLIGATIONS (cost $23,089,103)					25,301,198

				Shares

COMMON STOCK 0.0%

Oil, Gas & Consumable Fuels
Frontera Energy Corp. (Colombia) (cost $2,719,465)				132,434	1,055,499

TOTAL LONG-TERM INVESTMENTS (cost $2,070,412,834)					2,112,731,984

See Notes to Financial Statements.

52

Description	Shares	Value

SHORT-TERM INVESTMENTS 16.5%

AFFILIATED MUTUAL FUNDS 13.6%
PGIM Core Ultra Short Bond Fund(w)	178,177,086	$178,177,086
PGIM Institutional Money Market Fund (cost $144,081,042; includes $143,867,101 of cash collateral for securities on loan)(b)(w)	144,080,204	144,109,020

TOTAL AFFILIATED MUTUAL FUNDS (cost $322,258,128)		322,286,106

OPTIONS PURCHASED*~ 2.9% (cost $131,101,456)		69,614,735

TOTAL SHORT-TERM INVESTMENTS (cost $453,359,584)		391,900,841

TOTAL INVESTMENTS, BEFORE OPTIONS WRITTEN 105.7% (cost $2,523,772,418)		2,504,632,825

OPTIONS WRITTEN*~ (2.5)% (premiums received $118,132,267)		(58,605,480)

TOTAL INVESTMENTS, NET OF OPTIONS WRITTEN 103.2% (cost $2,405,640,151)		2,446,027,345
Liabilities in excess of other assets(z) (3.2)%		(76,528,288)

NET ASSETS 100.0%		$2,369,499,057

See the Glossary for a list of the abbreviation(s) used in the annual report:

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EUR—Euro

GBP—British Pound

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	53

Schedule of Investments (continued)

as of October 31, 2019

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SAR—Saudi Arabian Riyal

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

ABS—Asset-Backed Security

BABs—Build America Bonds

BROIS—Brazil Overnight Index Swap

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CMBX—Commercial Mortgage-Backed Index

CMS—Constant Maturity Swap

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

GMAC—General Motors Acceptance Corporation

GMTN—Global Medium Term Note

IO—Interest Only (Principal amount represents notional)

iTraxx—International Credit Derivative Index

L2—Level 2

L3—Level 3

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MTN—Medium Term Note

MUNIPSA—Municipal Swap Weekly Yield Index

OTC—Over-the-counter

PIK—Payment-in-Kind

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

S—Semiannual payment frequency for swaps

SONIA—Sterling Overnight Index Average

Strips—Separate Trading of Registered Interest and Principal of Securities

T—Swap payment upon termination

USOIS—United States Overnight Index Swap

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $40,632,657 and 1.7% of net assets.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $140,307,590; cash collateral of $143,867,101 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2019.

See Notes to Financial Statements.

54

(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(h)	Represents security, or a portion thereof, segregated as collateral for OTC derivatives.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(p)	Interest rate not available as of October 31, 2019.
(rr)	Perpetual security with no stated maturity date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/21/19	0.12%	—		16,800	$6,402
2-Year 10 CMS Curve CAP	Call	Morgan Stanley & Co. International PLC	11/21/19	0.13%	—		11,200	2,756
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—		9,409	105,361
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—		22,870	239,707
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—		46,333	501,238
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—		46,980	532,826
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—		10,000	104,735
Currency Option EUR vs GBP	Call	Morgan Stanley & Co. International PLC	01/20/20	1.00	—	EUR	30,600	9,516
Currency Option EUR vs TRY	Call	BNP Paribas S.A.	04/28/20	10.00	—	EUR	30,000	83,671
Currency Option EUR vs TRY	Call	Morgan Stanley & Co. International PLC	07/28/20	12.00	—	EUR	30,000	116,718
Currency Option EUR vs ZAR	Call	Morgan Stanley & Co. International PLC	12/24/19	24.00	—	EUR	25,000	444
Currency Option EUR vs ZAR	Call	Goldman Sachs International	08/27/20	28.00	—	EUR	34,000	63,675
Currency Option EUR vs ZAR	Call	Goldman Sachs International	12/21/20	21.00	—	EUR	33,500	914,446
Currency Option EUR vs ZAR	Call	Morgan Stanley & Co. International PLC	12/21/20	25.00	—	EUR	67,000	603,376

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	55

Schedule of Investments (continued)

as of October 31, 2019

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs BRL	Call	Citibank, N.A.	12/19/19	6.00	—	39,000	$61
Currency Option USD vs BRL	Call	Deutsche Bank AG	12/20/19	5.00	—	30,000	1,742
Currency Option USD vs BRL	Call	Deutsche Bank AG	03/27/20	4.65	—	30,000	128,292
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	07/27/20	6.50	—	74,000	46,825
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	08/27/20	8.50	—	37,000	6,830
Currency Option USD vs BRL	Call	Citibank, N.A.	12/21/20	5.25	—	74,000	648,208
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	01/27/21	4.00	—	39,000	2,748,265
Currency Option USD vs BRL	Call	Bank of America, N.A.	09/28/21	4.50	—	35,500	1,723,231
Currency Option USD vs CHF	Call	Goldman Sachs International	10/28/20	1.00	—	39,000	328,096
Currency Option USD vs ILS	Call	Citibank, N.A.	02/26/20	3.95	—	19,125	3,927
Currency Option USD vs ILS	Call	Bank of America, N.A.	06/28/21	3.60	—	38,250	480,323
Currency Option USD vs INR	Call	Bank of America, N.A.	03/31/20	88.00	—	35,500	2,810
Currency Option USD vs INR	Call	Goldman Sachs International	10/28/20	90.00	—	39,000	44,668
Currency Option USD vs INR	Call	Goldman Sachs International	02/24/21	79.00	—	39,000	552,495
Currency Option USD vs INR	Call	Bank of America, N.A.	02/24/21	86.00	—	78,000	353,162
Currency Option USD vs JPY	Call	Morgan Stanley & Co. International PLC	01/27/21	110.00	—	7,000	76,956
Currency Option USD vs JPY	Call	Deutsche Bank AG	10/27/23	115.00	—	39,000	356,380
Currency Option USD vs JPY	Call	Barclays Bank PLC	10/27/23	115.00	—	39,000	356,380
Currency Option USD vs JPY	Call	Goldman Sachs International	10/27/23	115.00	—	78,000	712,760
Currency Option USD vs KRW	Call	Goldman Sachs International	12/20/19	1,200.00	—	30,000	66,328
Currency Option USD vs KRW	Call	BNP Paribas S.A.	12/20/19	1,350.00	—	60,000	868

See Notes to Financial Statements.

56

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs KRW	Call	HSBC Bank USA, N.A.	01/29/20	1,500.00	—	36,000	$320
Currency Option USD vs KRW	Call	Morgan Stanley & Co. International PLC	02/26/20	1,275.00	—	36,000	37,791
Currency Option USD vs KRW	Call	BNP Paribas S.A.	10/28/20	1,165.00	—	19,500	485,488
Currency Option USD vs KRW	Call	HSBC Bank USA, N.A.	07/28/21	1,275.00	—	36,000	468,898
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	02/26/20	30.00	—	39,000	2,605
Currency Option USD vs MXN	Call	Deutsche Bank AG	04/28/20	26.00	—	51,000	37,517
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	10/28/20	31.00	—	117,000	161,079
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	01/27/21	22.00	—	58,500	1,601,865
Currency Option USD vs MXN	Call	Citibank, N.A.	01/27/21	26.50	—	117,000	821,384
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	04/27/21	22.00	—	39,000	1,381,155
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	04/26/23	26.00	—	39,000	2,497,196
Currency Option USD vs RUB	Call	Citibank, N.A.	12/23/19	85.00	—	30,000	466
Currency Option USD vs RUB	Call	Deutsche Bank AG	02/27/20	82.00	—	35,500	19,712
Currency Option USD vs RUB	Call	BNP Paribas S.A.	03/30/20	95.00	—	33,000	7,582
Currency Option USD vs RUB	Call	Deutsche Bank AG	10/29/20	68.00	—	35,500	1,262,028
Currency Option USD vs RUB	Call	Goldman Sachs International	12/22/20	95.00	—	39,000	171,282
Currency Option USD vs RUB	Call	Goldman Sachs International	04/28/21	75.00	—	39,000	1,101,683
Currency Option USD vs RUB	Call	Deutsche Bank AG	04/28/21	90.00	—	78,000	764,664
Currency Option USD vs TRY	Call	Goldman Sachs International	12/23/19	6.00	—	30,000	235,343
Currency Option USD vs TRY	Call	Goldman Sachs International	04/03/20	15.00	—	31,000	5,929
Currency Option USD vs TRY	Call	Morgan Stanley & Co. International PLC	04/29/20	7.00	—	35,000	364,508

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	57

Schedule of Investments (continued)

as of October 31, 2019

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs TRY	Call	Deutsche Bank AG	10/29/20	9.00	—		39,000	$484,399
Currency Option USD vs TRY	Call	Goldman Sachs International	10/29/20	12.00	—		78,000	400,070
Currency Option USD vs TRY	Call	Morgan Stanley & Co. International PLC	02/25/21	10.00	—		39,000	628,324
Currency Option USD vs TRY	Call	Goldman Sachs International	02/25/21	15.00	—		78,000	468,335
Currency Option USD vs TRY	Call	Goldman Sachs International	09/29/21	10.00	—		31,000	969,209
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	11/20/19	21.00	—		75,250	89
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	12/24/19	14.00	—		30,000	2,406,185
Currency Option USD vs ZAR	Call	BNP Paribas S.A.	12/24/19	17.00	—		60,000	115,587
Currency Option USD vs ZAR	Call	Goldman Sachs International	07/27/20	25.00	—		37,000	47,235
Currency Option USD vs ZAR	Call	Goldman Sachs International	09/28/20	17.00	—		39,000	1,302,061
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	09/28/20	21.00	—		39,750	289,792
Currency Option USD vs ZAR	Call	Citibank, N.A.	09/28/20	21.00	—		38,250	278,857
Currency Option USD vs ZAR	Call	Goldman Sachs International	01/27/21	15.00	—		37,000	3,700,259
Currency Option USD vs ZAR	Call	Deutsche Bank AG	01/27/21	20.00	—		74,000	1,370,172
Currency Option AUD vs JPY	Put	Deutsche Bank AG	12/10/19	54.00	—	AUD	216,000	228
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/29/20	73.00	—	AUD	360,000	2,747,884
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	01/29/20	82.00	—	AUD	180,000	13,241,353
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	05/26/21	62.00	—	AUD	216,000	1,902,407
Currency Option AUD vs JPY	Put	Deutsche Bank AG	05/26/21	70.00	—	AUD	216,000	5,032,386
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	07/28/21	65.00	—	AUD	108,000	1,532,281
Currency Option AUD vs USD	Put	Citibank, N.A.	01/29/20	0.69	—	AUD	38,000	346,539

See Notes to Financial Statements.

58

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs GBP	Put	Morgan Stanley & Co. International PLC	10/28/20	0.80	—	EUR	30,600	$122,583
Currency Option EUR vs TRY	Put	Goldman Sachs International	04/28/20	6.00	—	EUR	30,000	143,697
Currency Option EUR vs TRY	Put	BNP Paribas S.A.	07/28/20	7.00	—	EUR	30,000	2,028,326
Currency Option GBP vs JPY	Put	Bank of America, N.A.	12/10/19	100.00	—	GBP	30,300	159
Currency Option GBP vs JPY	Put	Bank of America, N.A.	09/28/20	125.00	—	GBP	30,300	478,078
Currency Option GBP vs USD	Put	Morgan Stanley & Co. International PLC	07/27/20	1.23	—	GBP	30,300	468,742
Currency Option GBP vs USD	Put	Morgan Stanley & Co. International PLC	09/28/20	1.16	—	GBP	63,000	506,333
Currency Option GBP vs USD	Put	HSBC Bank USA, N.A.	09/28/20	1.28	—	GBP	31,500	1,015,624
Currency Option USD vs BRL	Put	JPMorgan Chase Bank, N.A.	03/27/20	3.10	—		30,000	1,401
Currency Option USD vs BRL	Put	Deutsche Bank AG	06/26/20	3.50	—		36,000	85,637
Currency Option USD vs BRL	Put	Deutsche Bank AG	06/26/20	3.50	—		1,000	2,379
Currency Option USD vs BRL	Put	Morgan Stanley & Co. International PLC	08/27/20	3.25	—		37,000	32,859
Currency Option USD vs BRL	Put	Deutsche Bank AG	08/27/20	3.50	—		37,000	131,627
Currency Option USD vs BRL	Put	Citibank, N.A.	03/29/21	3.75	—		78,000	1,560,842
Currency Option USD vs INR	Put	BNP Paribas S.A.	12/21/20	69.00	—		19,500	67,805
Currency Option USD vs JPY	Put	Deutsche Bank AG	11/06/19	85.00	—		78,000	—
Currency Option USD vs JPY	Put	Citibank, N.A.	11/18/19	97.50	—		36,400	200
Currency Option USD vs JPY	Put	Bank of America, N.A.	01/30/20	92.00	—		71,000	8,432
Currency Option USD vs JPY	Put	Citibank, N.A.	03/27/20	105.50	—		36,400	382,735
Currency Option USD vs JPY	Put	Bank of America, N.A.	01/27/21	91.00	—		78,000	360,685
Currency Option USD vs MXN	Put	Citibank, N.A.	04/28/20	17.00	—		51,000	21,535

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	59

Schedule of Investments (continued)

as of October 31, 2019

Options Purchased (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs MXN	Put	Deutsche Bank AG	10/28/20	18.00	—	39,000	$226,219
Currency Option USD vs RUB	Put	BNP Paribas S.A.	12/22/20	66.00	—	39,000	1,314,880
Currency Option USD vs TRY	Put	Goldman Sachs International	04/29/20	4.00	—	35,000	1,574
Currency Option USD vs ZAR	Put	BNP Paribas S.A.	07/27/20	12.00	—	37,000	24,394

Total OTC Traded (cost $131,052,405)							$69,602,371

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
iTraxx.XO.31.V1, 06/20/24	Put	Citibank, N.A.	12/18/19	4.00%	iTraxx.XO. 31.V1(Q)	5.00%(Q)	EUR	22,200	$12,364

(cost $49,051)
Total Options Purchased (cost $131,101,456)									$69,614,735

Options Written:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option EUR vs GBP	Call	Morgan Stanley & Co. International PLC	10/28/20	0.95	—	EUR	30,600	$(294,180)
Currency Option EUR vs TRY	Call	Goldman Sachs International	04/28/20	10.00	—	EUR	30,000	(83,671)
Currency Option EUR vs TRY	Call	BNP Paribas S.A.	07/28/20	12.00	—	EUR	30,000	(116,718)
Currency Option EUR vs ZAR	Call	Deutsche Bank AG	12/24/19	24.00	—	EUR	25,000	(444)
Currency Option EUR vs ZAR	Call	Morgan Stanley & Co. International PLC	08/27/20	28.00	—	EUR	34,000	(63,675)
Currency Option EUR vs ZAR	Call	Morgan Stanley & Co. International PLC	12/21/20	21.00	—	EUR	33,500	(914,446)
Currency Option EUR vs ZAR	Call	Goldman Sachs International	12/21/20	25.00	—	EUR	67,000	(603,376)
Currency Option USD vs BRL	Call	JPMorgan Chase Bank, N.A.	12/20/19	5.00	—		30,000	(1,742)

See Notes to Financial Statements.

60

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs BRL	Call	Bank of America, N.A.	03/27/20	4.50	—	35,500	$(242,902)
Currency Option USD vs BRL	Call	JPMorgan Chase Bank, N.A.	03/27/20	4.65	—	30,000	(128,292)
Currency Option USD vs BRL	Call	Deutsche Bank AG	07/27/20	6.50	—	74,000	(46,825)
Currency Option USD vs BRL	Call	Deutsche Bank AG	08/27/20	8.50	—	37,000	(6,830)
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	12/21/20	5.25	—	74,000	(648,208)
Currency Option USD vs BRL	Call	Morgan Stanley & Co. International PLC	01/27/21	5.00	—	78,000	(1,103,899)
Currency Option USD vs CHF	Call	Bank of America, N.A.	10/28/20	1.00	—	39,000	(328,096)
Currency Option USD vs ILS	Call	Citibank, N.A.	02/26/20	3.60	—	19,125	(74,415)
Currency Option USD vs ILS	Call	Bank of America, N.A.	06/28/21	3.95	—	38,250	(133,783)
Currency Option USD vs INR	Call	HSBC Bank USA, N.A.	10/28/20	90.00	—	39,000	(44,668)
Currency Option USD vs INR	Call	Bank of America, N.A.	02/24/21	79.00	—	39,000	(552,495)
Currency Option USD vs INR	Call	Goldman Sachs International	02/24/21	86.00	—	78,000	(353,162)
Currency Option USD vs INR	Call	Bank of America, N.A.	09/28/21	88.00	—	35,500	(289,702)
Currency Option USD vs JPY	Call	Citibank, N.A.	01/27/21	110.00	—	7,000	(76,956)
Currency Option USD vs KRW	Call	BNP Paribas S.A.	12/20/19	1,200.00	—	30,000	(66,328)
Currency Option USD vs KRW	Call	Goldman Sachs International	12/20/19	1,350.00	—	60,000	(868)
Currency Option USD vs KRW	Call	HSBC Bank USA, N.A.	02/26/20	1,275.00	—	36,000	(37,791)
Currency Option USD vs KRW	Call	Morgan Stanley & Co. International PLC	05/27/20	1,250.00	—	36,000	(154,991)
Currency Option USD vs KRW	Call	Deutsche Bank AG	10/28/20	1,165.00	—	19,500	(485,488)
Currency Option USD vs KRW	Call	HSBC Bank USA, N.A.	07/28/21	1,500.00	—	36,000	(118,827)
Currency Option USD vs MXN	Call	Citibank, N.A.	04/28/20	26.00	—	51,000	(37,517)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	61

Schedule of Investments (continued)

as of October 31, 2019

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	05/27/20	22.00	—	39,000	$(295,217)
Currency Option USD vs MXN	Call	Deutsche Bank AG	10/28/20	31.00	—	117,000	(161,079)
Currency Option USD vs MXN	Call	Citibank, N.A.	01/27/21	22.00	—	58,500	(1,601,865)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	01/27/21	26.50	—	117,000	(821,384)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	04/27/21	26.00	—	39,000	(448,676)
Currency Option USD vs MXN	Call	Morgan Stanley & Co. International PLC	04/27/21	26.00	—	39,000	(448,676)
Currency Option USD vs RUB	Call	Goldman Sachs International	12/23/19	85.00	—	30,000	(466)
Currency Option USD vs RUB	Call	Citibank, N.A.	03/30/20	95.00	—	33,000	(7,582)
Currency Option USD vs RUB	Call	Deutsche Bank AG	10/29/20	75.00	—	71,000	(1,048,928)
Currency Option USD vs RUB	Call	BNP Paribas S.A.	12/22/20	95.00	—	39,000	(171,282)
Currency Option USD vs RUB	Call	Deutsche Bank AG	04/28/21	75.00	—	39,000	(1,101,683)
Currency Option USD vs RUB	Call	Goldman Sachs International	04/28/21	90.00	—	78,000	(764,664)
Currency Option USD vs TRY	Call	BNP Paribas S.A.	12/23/19	6.00	—	30,000	(235,343)
Currency Option USD vs TRY	Call	Goldman Sachs International	04/29/20	7.00	—	35,000	(364,508)
Currency Option USD vs TRY	Call	Goldman Sachs International	10/29/20	9.00	—	39,000	(484,399)
Currency Option USD vs TRY	Call	Deutsche Bank AG	10/29/20	12.00	—	78,000	(400,070)
Currency Option USD vs TRY	Call	Goldman Sachs International	02/25/21	10.00	—	39,000	(628,324)
Currency Option USD vs TRY	Call	Morgan Stanley & Co. International PLC	02/25/21	15.00	—	78,000	(468,335)
Currency Option USD vs TRY	Call	Goldman Sachs International	09/29/21	15.00	—	62,000	(843,421)
Currency Option USD vs ZAR	Call	BNP Paribas S.A.	12/24/19	14.00	—	30,000	(2,406,185)
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	12/24/19	17.00	—	60,000	(115,587)

See Notes to Financial Statements.

62

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs ZAR	Call	BNP Paribas S.A.	07/27/20	25.00	—		37,000	$(47,235)
Currency Option USD vs ZAR	Call	Morgan Stanley & Co. International PLC	09/28/20	17.00	—		39,000	(1,302,061)
Currency Option USD vs ZAR	Call	Goldman Sachs International	09/28/20	21.00	—		78,000	(568,649)
Currency Option USD vs ZAR	Call	Deutsche Bank AG	01/27/21	15.00	—		37,000	(3,700,259)
Currency Option USD vs ZAR	Call	Goldman Sachs International	01/27/21	20.00	—		74,000	(1,370,172)
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	01/29/20	73.00	—	AUD	360,000	(2,747,884)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	01/29/20	82.00	—	AUD	180,000	(13,241,353)
Currency Option AUD vs JPY	Put	Deutsche Bank AG	05/26/21	62.00	—	AUD	432,000	(3,804,814)
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	05/26/21	70.00	—	AUD	108,000	(2,516,193)
Currency Option AUD vs JPY	Put	Morgan Stanley & Co. International PLC	07/28/21	56.00	—	AUD	216,000	(1,132,803)
Currency Option AUD vs USD	Put	Morgan Stanley & Co. International PLC	01/29/20	0.69	—	AUD	38,000	(346,539)
Currency Option EUR vs TRY	Put	Morgan Stanley & Co. International PLC	04/28/20	6.00	—	EUR	30,000	(143,697)
Currency Option EUR vs TRY	Put	Morgan Stanley & Co. International PLC	07/28/20	7.00	—	EUR	30,000	(2,028,326)
Currency Option GBP vs JPY	Put	Bank of America, N.A.	09/28/20	115.00	—	GBP	60,600	(437,936)
Currency Option GBP vs USD	Put	Bank of America, N.A.	07/27/20	1.23	—	GBP	30,300	(468,742)
Currency Option GBP vs USD	Put	HSBC Bank USA, N.A.	09/28/20	1.16	—	GBP	63,000	(506,333)
Currency Option GBP vs USD	Put	Morgan Stanley & Co. International PLC	09/28/20	1.28	—	GBP	31,500	(1,015,624)
Currency Option USD vs BRL	Put	Deutsche Bank AG	03/27/20	3.10	—		30,000	(1,401)
Currency Option USD vs BRL	Put	Citibank, N.A.	06/26/20	3.50	—		37,000	(88,015)
Currency Option USD vs BRL	Put	Citibank, N.A.	08/27/20	3.25	—		37,000	(32,859)
Currency Option USD vs BRL	Put	Morgan Stanley & Co. International PLC	08/27/20	3.50	—		37,000	(131,627)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	63

Schedule of Investments (continued)

as of October 31, 2019

Options Written (continued):

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#		Value
Currency Option USD vs INR	Put	Goldman Sachs International	12/21/20	69.00	—		19,500	$(67,805)
Currency Option USD vs JPY	Put	Citibank, N.A.	03/27/20	101.50	—		72,800	(278,305)
Currency Option USD vs JPY	Put	Bank of America, N.A.	10/28/20	98.00	—		71,000	(577,391)
Currency Option USD vs JPY	Put	Morgan Stanley & Co. International PLC	01/27/21	91.00	—		37,000	(171,094)
Currency Option USD vs JPY	Put	Barclays Bank PLC	01/27/21	91.00	—		41,000	(189,591)
Currency Option USD vs MXN	Put	Morgan Stanley & Co. International PLC	04/28/20	17.00	—		51,000	(21,535)
Currency Option USD vs MXN	Put	Morgan Stanley & Co. International PLC	10/28/20	18.00	—		39,000	(226,219)
Currency Option USD vs RUB	Put	Goldman Sachs International	12/22/20	66.00	—		39,000	(1,314,880)
Currency Option USD vs TRY	Put	Deutsche Bank AG	04/29/20	4.00	—		35,000	(1,574)
Currency Option USD vs ZAR	Put	Goldman Sachs International	07/27/20	12.00	—		37,000	(24,394)
Hellenic Republic, 3.75%, 01/30/28^	Put	Deutsche Bank AG	09/10/20	87.00	—	EUR	5,000	—

Total OTC Traded (premiums received $117,910,454)								$(58,333,279)

OTC Swaptions

Description	Call/ Put	Counterparty	Expiration Date	Strike	Receive	Pay	Notional Amount (000)#		Value
CDX.NA.HY.32.V2, 06/20/24	Put	Citibank, N.A.	01/15/20	$95.00	5.00%(Q)	CDX.NA.HY. 32.V2(Q)		22,200	$(4,594)
iTraxx.XO.31.V1, 06/20/24	Put	Citibank, N.A.	06/17/20	4.00%	5.00%(Q)	iTraxx.XO. 31.V1(Q)	EUR	22,200	(267,607)

Total OTC Swaptions (premiums received $221,813)									$(272,201)

Total Options Written (premiums received $118,132,267)									$(58,605,480)

See Notes to Financial Statements.

64

Futures contracts outstanding at October 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
10,236	5 Year U.S. Treasury Notes	Dec. 2019	$1,220,163,239	$(5,148,724)
4,734	10 Year U.S. Treasury Notes	Dec. 2019	616,825,430	(2,270,375)
2,939	10 Year U.S. Ultra Treasury Notes	Dec. 2019	417,659,468	(6,535,271)
903	30 Year U.S. Ultra Treasury Bonds	Dec. 2019	171,344,250	(4,483,137)

				(18,437,507)

	Short Positions:
15,741	2 Year U.S. Treasury Notes	Dec. 2019	3,393,784,187	6,117,985
326	5 Year Euro-Bobl	Dec. 2019	48,946,190	552,957
454	10 Year Euro-Bund	Dec. 2019	86,970,023	1,837,683
907	20 Year U.S. Treasury Bonds	Dec. 2019	146,367,125	2,796,306
5	30 Year Euro Buxl	Dec. 2019	1,170,842	46,013
224	Euro Schatz Index	Dec. 2019	27,998,134	139,918

				11,490,862

				$(6,946,645)

Forward foreign currency exchange contracts outstanding at October 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 11/27/19	Bank of America, N.A.	AUD	1,317	$895,000	$908,296	$13,296	$—
Expiring 11/27/19	Bank of America, N.A.	AUD	901	619,000	621,470	2,470	—
Expiring 11/27/19	Citibank, N.A.	AUD	1,106	749,000	763,163	14,163	—
Expiring 11/27/19	Citibank, N.A.	AUD	974	658,000	671,927	13,927	—
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	AUD	1,068	734,000	736,905	2,905	—
Expiring 11/27/19	The Toronto-Dominion Bank	AUD	1,465	990,000	1,010,551	20,551	—
Expiring 11/27/19	UBS AG	AUD	206	139,746	142,380	2,634	—
Expiring 01/22/20	BNP Paribas S.A.	AUD	1,333	917,000	920,833	3,833	—
Expiring 01/22/20	HSBC Bank USA, N.A.	AUD	1,529	1,050,000	1,056,328	6,328	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	65

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/22/20	UBS AG	AUD	1,737	$1,195,000	$1,199,996	$4,996	$—
Expiring 01/31/20	Citibank, N.A.	AUD	7,067	5,269,724	4,882,604	—	(387,120)
Expiring 01/31/20	Citibank, N.A.	AUD	5,351	4,288,398	3,697,113	—	(591,285)
Expiring 02/28/20	Bank of America, N.A.	AUD	10,799	7,753,493	7,464,956	—	(288,537)
Expiring 02/28/20	Morgan Stanley & Co. International PLC	AUD	7,473	5,234,273	5,166,120	—	(68,153)
Expiring 11/30/20	Morgan Stanley & Co. International PLC	AUD	8,982	6,315,494	6,234,453	—	(81,041)
Expiring 11/30/20	Morgan Stanley & Co. International PLC	AUD	3,823	2,744,880	2,653,465	—	(91,415)
Expiring 12/30/20	JPMorgan Chase Bank, N.A.	AUD	10,379	7,128,123	7,206,227	78,104	—
Expiring 12/30/20	Morgan Stanley & Co. International PLC	AUD	2,196	1,544,350	1,524,533	—	(19,817)
Expiring 05/28/21	JPMorgan Chase Bank, N.A.	AUD	6,597	4,538,898	4,586,446	47,548	—
Expiring 10/31/23	JPMorgan Chase Bank, N.A.	AUD	3,180	2,208,096	2,222,066	13,970	—
Brazilian Real,
Expiring 11/04/19	BNP Paribas S.A.	BRL	8,597	2,155,619	2,143,122	—	(12,497)
Expiring 11/04/19	Citibank, N.A.	BRL	1,389	340,000	346,352	6,352	—
Expiring 11/04/19	HSBC Bank USA, N.A.	BRL	1,495	367,000	372,575	5,575	—
Expiring 11/04/19	JPMorgan Chase Bank, N.A.	BRL	47,077	11,562,200	11,735,372	173,172	—
Expiring 12/03/19	JPMorgan Chase Bank, N.A.	BRL	1,308	327,000	325,359	—	(1,641)
Expiring 12/24/19	Bank of America, N.A.	BRL	5,482	1,324,000	1,362,746	38,746	—
Expiring 12/24/19	Bank of America, N.A.	BRL	5,356	1,288,000	1,331,200	43,200	—
Expiring 12/24/19	Barclays Bank PLC	BRL	5,393	1,340,000	1,340,478	478	—
Expiring 12/24/19	Barclays Bank PLC	BRL	4,048	964,000	1,006,157	42,157	—

See Notes to Financial Statements.

66

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 12/24/19	BNP Paribas S.A.	BRL	5,328	$1,293,000	$1,324,476	$31,476	$—
Expiring 12/24/19	BNP Paribas S.A.	BRL	4,568	1,092,000	1,135,520	43,520	—
Expiring 12/24/19	Citibank, N.A.	BRL	7,836	2,004,000	1,947,679	—	(56,321)
Expiring 12/24/19	Deutsche Bank AG	BRL	22,576	5,602,000	5,611,655	9,655	—
Expiring 12/24/19	Deutsche Bank AG	BRL	3,449	829,000	857,423	28,423	—
Expiring 12/24/19	HSBC Bank USA, N.A.	BRL	6,342	1,559,000	1,576,374	17,374	—
Expiring 12/24/19	JPMorgan Chase Bank, N.A.	BRL	6,587	1,577,000	1,637,340	60,340	—
Expiring 12/24/19	JPMorgan Chase Bank, N.A.	BRL	3,494	878,000	868,601	—	(9,399)
Expiring 12/24/19	Morgan Stanley & Co. International PLC	BRL	6,362	1,572,000	1,581,352	9,352	—
Expiring 12/24/19	The Toronto-Dominion Bank	BRL	4,450	1,060,000	1,106,144	46,144	—
Expiring 12/24/19	UBS AG	BRL	8,882	2,205,000	2,207,759	2,759	—
Expiring 03/31/20	Citibank, N.A.	BRL	8,899	2,228,603	2,201,423	—	(27,180)
Expiring 03/31/20	Deutsche Bank AG	BRL	42,866	10,500,000	10,604,421	104,421	—
Expiring 06/30/20	Citibank, N.A.	BRL	29,119	7,301,000	7,167,414	—	(133,586)
Expiring 06/30/20	Deutsche Bank AG	BRL	47,619	10,804,000	11,720,828	916,828	—
Expiring 06/30/20	Morgan Stanley & Co. International PLC	BRL	3,245	796,000	798,795	2,795	—
Expiring 06/30/20	Morgan Stanley & Co. International PLC	BRL	110	27,243	26,969	—	(274)
Expiring 07/29/20	Citibank, N.A.	BRL	5,001	1,240,072	1,228,874	—	(11,198)
Expiring 07/29/20	Deutsche Bank AG	BRL	13,339	3,349,388	3,277,581	—	(71,807)
Expiring 07/29/20	Morgan Stanley & Co. International PLC	BRL	8,705	2,232,000	2,138,902	—	(93,098)
Expiring 08/31/20	Citibank, N.A.	BRL	14,166	3,527,000	3,473,824	—	(53,176)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	67

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 08/31/20	Morgan Stanley & Co. International PLC	BRL	14,942	$3,669,000	$3,663,977	$—	$(5,023)
Expiring 12/23/20	Citibank, N.A.	BRL	46,304	11,302,000	11,264,301	—	(37,699)
Expiring 01/29/21	Citibank, N.A.	BRL	21,690	5,155,000	5,260,731	105,731	—
Expiring 01/29/21	Citibank, N.A.	BRL	15,948	3,819,240	3,868,116	48,876	—
Expiring 01/29/21	Morgan Stanley & Co. International PLC	BRL	10,588	2,644,000	2,568,048	—	(75,952)
Expiring 03/31/21	Citibank, N.A.	BRL	24,032	5,817,900	5,800,499	—	(17,401)
Expiring 09/30/21	Bank of America, N.A.	BRL	66,197	14,993,000	15,747,875	754,875	—
British Pound,
Expiring 11/27/19	HSBC Bank USA, N.A.	GBP	1,642	2,127,591	2,129,190	1,599	—
Expiring 01/17/20	Barclays Bank PLC	GBP	2,808	3,630,381	3,646,768	16,387	—
Expiring 01/17/20	Barclays Bank PLC	GBP	703	907,000	912,685	5,685	—
Expiring 01/17/20	BNP Paribas S.A.	GBP	1,041	1,350,000	1,351,532	1,532	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	GBP	1,271	1,636,000	1,650,538	14,538	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	GBP	844	1,088,000	1,096,260	8,260	—
Expiring 07/29/20	HSBC Bank USA, N.A.	GBP	2,084	2,717,890	2,718,340	450	—
Expiring 07/29/20	Morgan Stanley & Co. International PLC	GBP	11,666	14,795,754	15,216,964	421,210	—
Canadian Dollar,
Expiring 01/22/20	Barclays Bank PLC	CAD	1,799	1,370,219	1,366,386	—	(3,833)
Expiring 01/22/20	Barclays Bank PLC	CAD	1,599	1,225,000	1,214,355	—	(10,645)
Expiring 01/22/20	BNP Paribas S.A.	CAD	1,100	842,000	835,918	—	(6,082)
Chilean Peso,
Expiring 12/18/19	Barclays Bank PLC	CLP	640,144	897,000	864,235	—	(32,765)

See Notes to Financial Statements.

68

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chilean Peso (cont’d.),
Expiring 12/18/19	Barclays Bank PLC	CLP	329,883	$459,000	$445,364	$—	$(13,636)
Expiring 12/18/19	BNP Paribas S.A.	CLP	2,908,627	4,010,000	3,926,833	—	(83,167)
Expiring 12/18/19	BNP Paribas S.A.	CLP	1,204,656	1,666,616	1,626,363	—	(40,253)
Expiring 12/18/19	BNP Paribas S.A.	CLP	558,094	774,650	753,462	—	(21,188)
Expiring 12/18/19	Goldman Sachs International	CLP	1,007,868	1,410,000	1,360,686	—	(49,314)
Expiring 12/18/19	Goldman Sachs International	CLP	392,544	542,000	529,959	—	(12,041)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	CLP	969,586	1,344,434	1,309,003	—	(35,431)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	CLP	525,476	723,000	709,427	—	(13,573)
Expiring 12/18/19	UBS AG	CLP	1,708,719	2,359,650	2,306,880	—	(52,770)
Expiring 12/18/19	UBS AG	CLP	574,452	810,000	775,547	—	(34,453)
Chinese Renminbi,
Expiring 02/14/20	BNP Paribas S.A.	CNH	40,990	5,777,682	5,798,952	21,270	—
Expiring 02/14/20	BNP Paribas S.A.	CNH	7,404	1,045,000	1,047,443	2,443	—
Expiring 02/14/20	BNP Paribas S.A.	CNH	6,991	990,000	989,072	—	(928)
Expiring 02/14/20	Citibank, N.A.	CNH	6,207	877,000	878,144	1,144	—
Expiring 02/28/20	Citibank, N.A.	CNH	10,395	1,476,014	1,470,022	—	(5,992)
Expiring 02/28/20	HSBC Bank USA, N.A.	CNH	8,958	1,322,502	1,266,785	—	(55,717)
Expiring 02/28/20	Morgan Stanley & Co. International PLC	CNH	52,459	8,078,000	7,418,717	—	(659,283)
Expiring 05/14/21	Citibank, N.A.	CNH	43,724	6,265,983	6,106,744	—	(159,239)
Colombian Peso,
Expiring 12/18/19	Citibank, N.A.	COP	1,226,880	355,000	362,327	7,327	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	69

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Czech Koruna,
Expiring 01/17/20	Citibank, N.A.	CZK	14,023	$612,000	$613,696	$1,696	$—
Expiring 01/17/20	Citibank, N.A.	CZK	12,896	553,000	564,390	11,390	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CZK	27,464	1,194,000	1,201,943	7,943	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CZK	19,740	844,000	863,923	19,923	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CZK	16,812	734,000	735,757	1,757	—
Expiring 01/17/20	UBS AG	CZK	11,414	496,000	499,512	3,512	—
Euro,
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	EUR	210	235,448	235,145	—	(303)
Expiring 01/17/20	Barclays Bank PLC	EUR	1,704	1,910,000	1,910,888	888	—
Expiring 01/17/20	Barclays Bank PLC	EUR	1,655	1,859,000	1,856,486	—	(2,514)
Expiring 01/17/20	Barclays Bank PLC	EUR	1,413	1,572,000	1,584,662	12,662	—
Expiring 01/17/20	Barclays Bank PLC	EUR	567	635,000	636,431	1,431	—
Expiring 01/17/20	BNP Paribas S.A.	EUR	477	534,000	534,710	710	—
Expiring 01/31/20	Morgan Stanley & Co. International PLC	EUR	4,298	5,216,482	4,824,118	—	(392,364)
Expiring 02/28/20	Bank of America, N.A.	EUR	5,226	6,837,176	5,875,531	—	(961,645)
Expiring 02/28/20	Morgan Stanley & Co. International PLC	EUR	4,622	5,622,447	5,196,261	—	(426,186)
Hungarian Forint,
Expiring 01/17/20	Citibank, N.A.	HUF	195,515	653,000	666,594	13,594	—
Expiring 01/17/20	Citibank, N.A.	HUF	114,948	391,000	391,906	906	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	HUF	221,516	741,000	755,245	14,245	—
Indian Rupee,
Expiring 11/27/19	Citibank, N.A.	INR	41,795	589,000	586,219	—	(2,781)

See Notes to Financial Statements.

70

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indian Rupee (cont’d.),
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	INR	47,242	$649,655	$662,606	$12,951	$—
Expiring 11/27/19	Morgan Stanley & Co. International PLC	INR	60,846	841,000	853,425	12,425	—
Expiring 12/18/19	Barclays Bank PLC	INR	46,850	658,000	655,433	—	(2,567)
Expiring 12/18/19	Barclays Bank PLC	INR	39,808	547,000	556,919	9,919	—
Expiring 12/18/19	Citibank, N.A.	INR	408,769	5,608,990	5,718,743	109,753	—
Expiring 12/18/19	Citibank, N.A.	INR	64,183	889,000	897,930	8,930	—
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	962,479	13,247,256	13,465,232	217,976	—
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	47,456	666,000	663,924	—	(2,076)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	INR	79,287	1,095,000	1,109,241	14,241	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	INR	72,352	1,006,000	1,012,209	6,209	—
Expiring 10/30/20	Goldman Sachs International	INR	332,853	4,397,000	4,489,389	92,389	—
Expiring 12/23/20	Goldman Sachs International	INR	210,802	2,761,000	2,824,989	63,989	—
Expiring 02/26/21	Morgan Stanley & Co. International PLC	INR	296,308	3,993,909	3,940,450	—	(53,459)
Indonesian Rupiah,
Expiring 12/18/19	BNP Paribas S.A.	IDR	10,014,992	712,000	707,414	—	(4,586)
Expiring 12/18/19	Citibank, N.A.	IDR	9,740,336	691,000	688,013	—	(2,987)
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	43,245,863	3,065,000	3,054,692	—	(10,308)
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	9,650,820	673,000	681,690	8,690	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	IDR	8,761,740	611,000	618,890	7,890	—
Israeli Shekel,
Expiring 11/27/19	BNP Paribas S.A.	ILS	2,433	699,000	691,125	—	(7,875)
Expiring 12/18/19	Bank of America, N.A.	ILS	4,793	1,375,000	1,363,163	—	(11,837)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	71

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Israeli Shekel (cont’d.),
Expiring 12/18/19	Barclays Bank PLC	ILS	4,145	$1,184,919	$1,179,069	$—	$(5,850)
Expiring 12/18/19	Barclays Bank PLC	ILS	3,866	1,115,000	1,099,598	—	(15,402)
Expiring 12/18/19	Barclays Bank PLC	ILS	3,019	868,000	858,614	—	(9,386)
Expiring 12/18/19	Barclays Bank PLC	ILS	2,477	708,831	704,443	—	(4,388)
Expiring 12/18/19	Barclays Bank PLC	ILS	2,453	708,000	697,678	—	(10,322)
Expiring 12/18/19	Citibank, N.A.	ILS	6,584	1,889,900	1,872,824	—	(17,076)
Expiring 12/18/19	Citibank, N.A.	ILS	4,519	1,280,000	1,285,305	5,305	—
Expiring 12/18/19	Citibank, N.A.	ILS	4,273	1,224,000	1,215,380	—	(8,620)
Expiring 12/18/19	Citibank, N.A.	ILS	4,083	1,160,000	1,161,467	1,467	—
Expiring 12/18/19	Citibank, N.A.	ILS	2,693	768,000	766,063	—	(1,937)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ILS	6,310	1,792,665	1,794,879	2,214	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ILS	3,798	1,081,578	1,080,373	—	(1,205)
Expiring 06/30/21	Bank of America, N.A.	ILS	27,438	7,937,000	8,029,778	92,778	—
Japanese Yen,
Expiring 11/27/19	Bank of America, N.A.	JPY	240,038	2,277,000	2,226,213	—	(50,787)
Expiring 11/27/19	Bank of America, N.A.	JPY	85,205	796,000	790,231	—	(5,769)
Expiring 11/27/19	Citibank, N.A.	JPY	87,020	806,000	807,065	1,065	—
Expiring 11/27/19	Deutsche Bank AG	JPY	284,563	2,720,000	2,639,154	—	(80,846)
Expiring 11/27/19	Deutsche Bank AG	JPY	188,577	1,763,000	1,748,946	—	(14,054)
Expiring 11/27/19	HSBC Bank USA, N.A.	JPY	233,564	2,218,000	2,166,174	—	(51,826)
Expiring 11/27/19	HSBC Bank USA, N.A.	JPY	85,156	794,000	789,769	—	(4,231)

See Notes to Financial Statements.

72

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 11/27/19	UBS AG	JPY	133,547	$1,249,000	$1,238,567	$—	$(10,433)
Expiring 01/17/20	Barclays Bank PLC	JPY	121,011	1,121,000	1,126,615	5,615	—
Expiring 01/17/20	BNP Paribas S.A.	JPY	56,687	525,000	527,754	2,754	—
Expiring 01/17/20	Citibank, N.A.	JPY	62,130	576,000	578,437	2,437	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	JPY	180,345	1,675,330	1,679,018	3,688	—
Expiring 07/29/20	Deutsche Bank AG	JPY	353,913	3,369,000	3,331,206	—	(37,794)
Expiring 10/30/20	Bank of America, N.A.	JPY	1,225,300	11,507,000	11,590,639	83,639	—
Expiring 01/29/21	Barclays Bank PLC	JPY	726,043	6,983,000	6,900,961	—	(82,039)
Expiring 01/29/21	Citibank, N.A.	JPY	748,513	7,462,000	7,114,534	—	(347,466)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	JPY	992,486	9,655,000	9,433,465	—	(221,535)
Expiring 10/31/23	Barclays Bank PLC	JPY	487,838	5,118,000	4,907,180	—	(210,820)
Expiring 10/31/23	Deutsche Bank AG	JPY	498,249	5,220,000	5,011,910	—	(208,090)
Expiring 10/31/23	Goldman Sachs International	JPY	874,045	8,971,000	8,792,055	—	(178,945)
Mexican Peso,
Expiring 11/27/19	Bank of America, N.A.	MXN	37,138	1,931,000	1,922,364	—	(8,636)
Expiring 11/27/19	Bank of America, N.A.	MXN	19,388	957,000	1,003,568	46,568	—
Expiring 11/27/19	BNP Paribas S.A.	MXN	108,607	5,406,487	5,621,849	215,362	—
Expiring 11/27/19	Goldman Sachs International	MXN	40,186	1,999,000	2,080,161	81,161	—
Expiring 11/27/19	HSBC Bank USA, N.A.	MXN	16,836	845,000	871,498	26,498	—
Expiring 11/27/19	HSBC Bank USA, N.A.	MXN	13,360	669,000	691,542	22,542	—
Expiring 11/27/19	Morgan Stanley & Co. International PLC	MXN	75,650	3,813,000	3,915,892	102,892	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	73

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 12/18/19	Barclays Bank PLC	MXN	15,272	$793,000	$787,998	$—	$(5,002)
Expiring 12/18/19	Barclays Bank PLC	MXN	8,955	461,000	462,086	1,086	—
Expiring 12/18/19	Citibank, N.A.	MXN	9,186	475,000	473,977	—	(1,023)
Expiring 12/18/19	Goldman Sachs International	MXN	8,386	431,000	432,727	1,727	—
Expiring 12/18/19	HSBC Bank USA, N.A.	MXN	13,688	703,000	706,296	3,296	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	MXN	168,388	8,344,920	8,688,598	343,678	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	MXN	17,593	911,000	907,799	—	(3,201)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	MXN	11,885	598,000	613,226	15,226	—
Expiring 12/18/19	UBS AG	MXN	15,089	782,000	778,577	—	(3,423)
Expiring 12/24/19	Goldman Sachs International	MXN	23,280	1,139,331	1,200,124	60,793	—
Expiring 12/24/19	JPMorgan Chase Bank, N.A.	MXN	13,271	650,093	684,128	34,035	—
Expiring 02/28/20	Morgan Stanley & Co. International PLC	MXN	35,804	1,838,000	1,828,366	—	(9,634)
Expiring 04/30/20	Citibank, N.A.	MXN	42,285	2,048,669	2,140,014	91,345	—
Expiring 04/30/20	Deutsche Bank AG	MXN	252,381	11,379,000	12,772,940	1,393,940	—
Expiring 04/30/20	JPMorgan Chase Bank, N.A.	MXN	13,553	665,000	685,900	20,900	—
Expiring 04/30/20	Morgan Stanley & Co. International PLC	MXN	74,340	3,602,000	3,762,330	160,330	—
Expiring 10/30/20	Morgan Stanley & Co. International PLC	MXN	306,088	14,433,000	15,114,319	681,319	—
Expiring 01/29/21	Goldman Sachs International	MXN	94,522	4,426,016	4,615,835	189,819	—
Expiring 01/29/21	Morgan Stanley & Co. International PLC	MXN	34,930	1,620,000	1,705,734	85,734	—
Expiring 04/29/21	JPMorgan Chase Bank, N.A.	MXN	66,328	3,022,811	3,204,015	181,204	—
Expiring 04/29/21	Morgan Stanley & Co. International PLC	MXN	316,200	14,891,000	15,274,228	383,228	—

See Notes to Financial Statements.

74

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 04/28/23	JPMorgan Chase Bank, N.A.	MXN	72,679	$3,006,698	$3,212,464	$205,766	$—
Expiring 04/28/23	Morgan Stanley & Co. International PLC	MXN	231,058	9,739,000	10,212,863	473,863	—
New Taiwanese Dollar,
Expiring 12/18/19	Barclays Bank PLC	TWD	48,029	1,585,000	1,585,758	758	—
Expiring 12/18/19	Barclays Bank PLC	TWD	27,249	902,000	899,691	—	(2,309)
Expiring 12/18/19	Barclays Bank PLC	TWD	23,161	764,000	764,693	693	—
Expiring 12/18/19	Credit Suisse International TWD 58,578			1,911,000	1,934,060	23,060	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	248,108	8,103,080	8,191,765	88,685	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	30,271	983,000	999,471	16,471	—
New Zealand Dollar,
Expiring 01/22/20	Barclays Bank PLC	NZD	1,574	1,007,000	1,010,600	3,600	—
Expiring 01/22/20	BNP Paribas S.A.	NZD	1,407	904,000	903,750	—	(250)
Norwegian Krone,
Expiring 01/17/20	Bank of America, N.A.	NOK	101,543	11,151,541	11,047,401	—	(104,140)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	NOK	96,512	10,618,083	10,500,095	—	(117,988)
Peruvian Nuevo Sol,
Expiring 12/18/19	Bank of America, N.A.	PEN	3,899	1,150,000	1,164,102	14,102	—
Expiring 12/18/19	BNP Paribas S.A.	PEN	28,416	8,406,965	8,482,950	75,985	—
Expiring 12/18/19	BNP Paribas S.A.	PEN	2,860	846,000	853,836	7,836	—
Expiring 12/18/19	BNP Paribas S.A.	PEN	2,630	774,000	785,179	11,179	—
Expiring 12/18/19	BNP Paribas S.A.	PEN	2,486	730,000	742,003	12,003	—
Expiring 12/18/19	Citibank, N.A.	PEN	2,784	823,000	831,176	8,176	—
Expiring 12/18/19	HSBC Bank USA, N.A.	PEN	2,337	695,000	697,568	2,568	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	75

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Philippine Peso,
Expiring 12/18/19	Barclays Bank PLC	PHP	66,046	$1,291,000	$1,298,418	$7,418	$—
Expiring 12/18/19	Credit Suisse International	PHP	54,661	1,070,000	1,074,592	4,592	—
Expiring 12/18/19	Goldman Sachs International	PHP	39,484	764,000	776,215	12,215	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PHP	184,352	3,529,449	3,624,216	94,767	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	PHP	54,961	1,053,000	1,080,497	27,497	—
Polish Zloty,
Expiring 01/17/20	Barclays Bank PLC	PLN	2,679	699,000	701,633	2,633	—
Expiring 01/17/20	Citibank, N.A.	PLN	3,751	964,000	982,365	18,365	—
Expiring 01/17/20	Citibank, N.A.	PLN	3,013	776,000	789,174	13,174	—
Expiring 01/17/20	Citibank, N.A.	PLN	2,138	558,000	559,824	1,824	—
Expiring 01/17/20	HSBC Bank USA, N.A.	PLN	3,458	900,000	905,641	5,641	—
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	PLN	1,815	471,000	475,387	4,387	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	PLN	3,679	961,000	963,419	2,419	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	PLN	1,866	485,000	488,799	3,799	—
Expiring 01/17/20	UBS AG	PLN	2,021	526,000	529,215	3,215	—
Russian Ruble,
Expiring 11/27/19	Barclays Bank PLC	RUB	45,994	682,000	714,460	32,460	—
Expiring 11/27/19	Citibank, N.A.	RUB	160,436	2,398,803	2,492,164	93,361	—
Expiring 12/18/19	Barclays Bank PLC	RUB	44,521	672,000	689,409	17,409	—
Expiring 12/18/19	Barclays Bank PLC	RUB	43,318	666,000	670,768	4,768	—
Expiring 12/18/19	Barclays Bank PLC	RUB	36,184	557,000	560,307	3,307	—
Expiring 12/18/19	Barclays Bank PLC	RUB	34,540	527,000	534,853	7,853	—

See Notes to Financial Statements.

76

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 12/18/19	Barclays Bank PLC	RUB	30,461	$460,000	$471,684	$11,684	$—
Expiring 12/18/19	Citibank, N.A.	RUB	61,642	952,000	954,518	2,518	—
Expiring 12/18/19	Citibank, N.A.	RUB	42,743	639,000	661,865	22,865	—
Expiring 12/18/19	Citibank, N.A.	RUB	30,743	473,000	476,046	3,046	—
Expiring 12/18/19	Credit Suisse International	RUB	92,674	1,436,689	1,435,038	—	(1,651)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	RUB	45,841	708,300	709,844	1,544	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	RUB	498,010	7,329,063	7,711,614	382,551	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	RUB	428,319	6,330,000	6,632,468	302,468	—
Expiring 12/24/19	Citibank, N.A.	RUB	382,303	5,577,000	5,914,597	337,597	—
Expiring 03/31/20	Barclays Bank PLC	RUB	303,739	4,366,581	4,645,872	279,291	—
Expiring 03/31/20	BNP Paribas S.A.	RUB	262,318	3,692,000	4,012,315	320,315	—
Expiring 10/30/20	Deutsche Bank AG	RUB	48,545	730,000	724,688	—	(5,312)
Expiring 12/23/20	Goldman Sachs International	RUB	1,201,548	17,216,000	17,828,609	612,609	—
Expiring 04/29/21	Goldman Sachs International	RUB	88,765	1,251,000	1,298,654	47,654	—
Saudi Arabian Riyal,
Expiring 11/12/19	Morgan Stanley & Co. International PLC	SAR	113,400	30,157,168	30,238,548	81,380	—
Singapore Dollar,
Expiring 12/18/19	Barclays Bank PLC	SGD	1,712	1,257,000	1,259,109	2,109	—
Expiring 12/18/19	Barclays Bank PLC	SGD	1,112	818,000	818,083	83	—
Expiring 12/18/19	Barclays Bank PLC	SGD	973	706,000	715,502	9,502	—
Expiring 12/18/19	Citibank, N.A.	SGD	2,922	2,126,269	2,149,222	22,953	—
Expiring 12/18/19	Citibank, N.A.	SGD	1,451	1,065,000	1,067,317	2,317	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	77

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Singapore Dollar (cont’d.),
Expiring 12/18/19	Citibank, N.A.	SGD	1,438	$1,044,000	$1,057,362	$13,362	$—
Expiring 12/18/19	Goldman Sachs International	SGD	10,919	8,022,100	8,030,311	8,211	—
Expiring 12/18/19	Goldman Sachs International	SGD	1,154	848,000	848,829	829	—
Expiring 12/18/19	HSBC Bank USA, N.A.	SGD	1,729	1,269,000	1,271,346	2,346	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	SGD	2,068	1,519,000	1,521,017	2,017	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	SGD	2,012	1,478,000	1,479,477	1,477	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	SGD	1,321	971,000	971,635	635	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	SGD	1,204	870,000	885,196	15,196	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	SGD	2,504	1,820,000	1,841,333	21,333	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	SGD	1,643	1,198,000	1,208,483	10,483	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	SGD	1,270	932,000	933,774	1,774	—
South African Rand,
Expiring 11/27/19	Citibank, N.A.	ZAR	10,946	738,000	721,756	—	(16,244)
Expiring 11/27/19	HSBC Bank USA, N.A.	ZAR	11,331	748,000	747,143	—	(857)
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	ZAR	10,377	697,000	684,236	—	(12,764)
Expiring 12/18/19	Barclays Bank PLC	ZAR	10,265	689,000	674,890	—	(14,110)
Expiring 12/18/19	Barclays Bank PLC	ZAR	5,019	341,000	329,989	—	(11,011)
Expiring 12/18/19	Citibank, N.A.	ZAR	10,074	674,000	662,302	—	(11,698)
Expiring 12/18/19	HSBC Bank USA, N.A.	ZAR	10,140	680,000	666,639	—	(13,361)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	22,178	1,441,280	1,458,129	16,849	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	19,153	1,261,040	1,259,209	—	(1,831)

See Notes to Financial Statements.

78

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	6,720	$458,000	$441,833	$—	$(16,167)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	3,936	253,111	258,766	5,655	—
Expiring 12/18/19	The Toronto-Dominion Bank	ZAR	6,713	455,000	441,329	—	(13,671)
Expiring 12/18/19	UBS AG	ZAR	7,601	500,000	499,746	—	(254)
Expiring 12/30/19	Barclays Bank PLC	ZAR	38,671	3,005,230	2,537,795	—	(467,435)
Expiring 12/30/19	BNP Paribas S.A.	ZAR	68,785	4,346,000	4,514,000	168,000	—
Expiring 03/31/20	Morgan Stanley & Co. International PLC	ZAR	33,179	2,285,935	2,151,592	—	(134,343)
Expiring 03/31/20	UBS AG	ZAR	29,283	2,052,800	1,898,945	—	(153,855)
Expiring 03/31/20	UBS AG	ZAR	27,854	1,806,000	1,806,257	257	—
Expiring 07/29/20	Goldman Sachs International	ZAR	77,690	5,229,000	4,957,452	—	(271,548)
Expiring 07/29/20	Morgan Stanley & Co. International PLC	ZAR	50,366	3,417,758	3,213,881	—	(203,877)
Expiring 08/31/20	BNP Paribas S.A.	ZAR	43,370	2,909,205	2,754,975	—	(154,230)
Expiring 09/30/20	Barclays Bank PLC	ZAR	54,937	3,653,238	3,475,432	—	(177,806)
Expiring 09/30/20	Citibank, N.A.	ZAR	81,741	5,035,000	5,171,055	136,055	—
Expiring 01/29/21	Barclays Bank PLC	ZAR	55,472	3,418,835	3,450,673	31,838	—
Expiring 01/29/21	Goldman Sachs International	ZAR	49,473	3,250,000	3,077,492	—	(172,508)
Expiring 01/29/21	Morgan Stanley & Co. International PLC	ZAR	83,970	5,628,000	5,223,366	—	(404,634)
South Korean Won,
Expiring 11/27/19	Barclays Bank PLC	KRW	826,976	688,000	707,005	19,005	—
Expiring 11/27/19	Barclays Bank PLC	KRW	644,912	534,000	551,353	17,353	—
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	KRW	761,957	646,000	651,419	5,419	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	79

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	KRW	230,346	$190,898	$196,929	$6,031	$—
Expiring 11/27/19	Morgan Stanley & Co. International PLC	KRW	966,251	813,000	826,075	13,075	—
Expiring 11/27/19	Morgan Stanley & Co. International PLC	KRW	768,307	656,000	656,847	847	—
Expiring 11/27/19	UBS AG	KRW	928,461	788,000	793,767	5,767	—
Expiring 12/18/19	Barclays Bank PLC	KRW	1,609,123	1,369,000	1,376,310	7,310	—
Expiring 12/18/19	BNP Paribas S.A.	KRW	1,572,519	1,322,000	1,345,002	23,002	—
Expiring 12/18/19	HSBC Bank USA, N.A.	KRW	2,679,955	2,255,000	2,292,211	37,211	—
Expiring 12/18/19	HSBC Bank USA, N.A.	KRW	1,908,249	1,606,000	1,632,158	26,158	—
Expiring 12/18/19	HSBC Bank USA, N.A.	KRW	1,866,321	1,564,000	1,596,296	32,296	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	2,024,274	1,734,607	1,731,396	—	(3,211)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	1,699,841	1,430,000	1,453,903	23,903	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	1,114,104	946,000	952,912	6,912	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	1,022,650	873,000	874,690	1,690	—
Expiring 02/28/20	Morgan Stanley & Co. International PLC	KRW	2,310,660	1,980,000	1,980,428	428	—
Expiring 10/30/20	BNP Paribas S.A.	KRW	6,645,920	5,840,000	5,736,255	—	(103,745)
Expiring 10/30/20	JPMorgan Chase Bank, N.A.	KRW	2,035,051	1,707,831	1,756,502	48,671	—
Expiring 07/30/21	HSBC Bank USA, N.A.	KRW	7,848,810	6,660,000	6,825,391	165,391	—
Swedish Krona,
Expiring 01/17/20	Barclays Bank PLC	SEK	12,143	1,258,000	1,263,492	5,492	—
Expiring 01/17/20	Barclays Bank PLC	SEK	8,089	841,000	841,592	592	—
Expiring 01/17/20	BNP Paribas S.A.	SEK	7,261	759,000	755,463	—	(3,537)

See Notes to Financial Statements.

80

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swiss Franc,
Expiring 01/17/20	BNP Paribas S.A.	CHF	548	$557,000	$559,527	$2,527	$—
Expiring 01/17/20	BNP Paribas S.A.	CHF	546	557,000	556,580	—	(420)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CHF	2,099	2,131,800	2,141,754	9,954	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CHF	705	712,000	719,345	7,345	—
Expiring 10/30/20	Goldman Sachs International	CHF	8,063	8,721,000	8,385,538	—	(335,462)
Expiring 10/30/20	UBS AG	CHF	3,112	3,204,064	3,236,757	32,693	—
Thai Baht,
Expiring 12/18/19	Barclays Bank PLC	THB	34,227	1,110,000	1,134,125	24,125	—
Expiring 12/18/19	BNP Paribas S.A.	THB	33,357	1,097,000	1,105,303	8,303	—
Expiring 12/18/19	Citibank, N.A.	THB	36,776	1,203,000	1,218,583	15,583	—
Expiring 12/18/19	Citibank, N.A.	THB	29,028	948,000	961,850	13,850	—
Expiring 12/18/19	Citibank, N.A.	THB	27,908	911,000	924,763	13,763	—
Expiring 12/18/19	Credit Suisse International	THB	90,572	2,944,000	3,001,147	57,147	—
Expiring 12/18/19	Goldman Sachs International	THB	53,103	1,740,000	1,759,581	19,581	—
Expiring 12/18/19	HSBC Bank USA, N.A.	THB	65,020	2,129,000	2,154,461	25,461	—
Expiring 12/18/19	HSBC Bank USA, N.A.	THB	25,012	819,000	828,795	9,795	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	37,155	1,215,000	1,231,141	16,141	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	36,091	1,188,000	1,195,909	7,909	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	26,900	879,000	891,347	12,347	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	22,403	730,063	742,350	12,287	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	THB	39,279	1,283,000	1,301,532	18,532	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	81

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 12/18/19	UBS AG	THB	27,092	$890,000	$897,695	$7,695	$—
Turkish Lira,
Expiring 11/27/19	HSBC Bank USA, N.A.	TRY	4,876	811,000	846,662	35,662	—
Expiring 11/27/19	HSBC Bank USA, N.A.	TRY	4,381	754,000	760,619	6,619	—
Expiring 12/18/19	Barclays Bank PLC	TRY	8,636	1,474,650	1,491,237	16,587	—
Expiring 12/18/19	Barclays Bank PLC	TRY	8,442	1,443,131	1,457,714	14,583	—
Expiring 12/18/19	Barclays Bank PLC	TRY	6,198	1,067,950	1,070,244	2,294	—
Expiring 12/18/19	Barclays Bank PLC	TRY	5,946	1,016,697	1,026,781	10,084	—
Expiring 12/18/19	Barclays Bank PLC	TRY	2,168	368,000	374,351	6,351	—
Expiring 12/18/19	Barclays Bank PLC	TRY	1,905	330,000	329,028	—	(972)
Expiring 12/18/19	Citibank, N.A.	TRY	2,526	434,000	436,177	2,177	—
Expiring 12/18/19	Goldman Sachs International	TRY	8,429	1,436,689	1,455,454	18,765	—
Expiring 12/18/19	Goldman Sachs International	TRY	5,529	949,300	954,798	5,498	—
Expiring 12/18/19	UBS AG	TRY	2,402	410,000	414,697	4,697	—
Expiring 12/24/19	Goldman Sachs International	TRY	55,080	9,962,000	9,496,431	—	(465,569)
Expiring 01/31/20	Barclays Bank PLC	TRY	5,956	907,238	1,017,027	109,789	—
Expiring 04/30/20	Barclays Bank PLC	TRY	10,830	1,577,221	1,807,951	230,730	—
Expiring 04/30/20	Citibank, N.A.	TRY	4,397	748,000	733,955	—	(14,045)
Expiring 04/30/20	Deutsche Bank AG	TRY	3,185	318,000	531,663	213,663	—
Expiring 04/30/20	Morgan Stanley & Co. International PLC	TRY	77,540	12,091,000	12,944,406	853,406	—
Expiring 06/30/20	Bank of America, N.A.	TRY	6,776	1,017,000	1,113,861	96,861	—

See Notes to Financial Statements.

82

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 06/30/20	Deutsche Bank AG	TRY	157,506	$15,218,000	$25,892,670	$10,674,670	$—
Expiring 07/29/20	Barclays Bank PLC	TRY	31,312	4,361,582	5,110,305	748,723	—
Expiring 10/30/20	Barclays Bank PLC	TRY	10,491	1,507,883	1,673,626	165,743	—
Expiring 02/26/21	Barclays Bank PLC	TRY	24,379	3,089,444	3,767,156	677,712	—
Expiring 02/26/21	Barclays Bank PLC	TRY	7,006	969,000	1,082,588	113,588	—
Expiring 02/26/21	Barclays Bank PLC	TRY	3,946	541,409	609,743	68,334	—
Expiring 02/26/21	Morgan Stanley & Co. International PLC	TRY	107,674	12,965,000	16,638,471	3,673,471	—
Expiring 05/28/21	BNP Paribas S.A.	TRY	6,981	897,000	1,053,469	156,469	—
Expiring 05/28/21	Goldman Sachs International	TRY	2,447	353,510	369,216	15,706	—

				$911,694,207	$932,455,142	31,086,908	(10,325,973)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 11/27/19	Bank of America, N.A.	AUD	2,327	$1,581,000	$1,605,545	$—	$(24,545)
Expiring 11/27/19	Barclays Bank PLC	AUD	1,032	709,000	712,069	—	(3,069)
Expiring 11/27/19	HSBC Bank USA, N.A.	AUD	1,157	786,000	798,344	—	(12,344)
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	AUD	1,647	1,116,000	1,136,195	—	(20,195)
Expiring 01/22/20	Barclays Bank PLC	AUD	1,389	950,000	959,269	—	(9,269)
Expiring 01/22/20	BNP Paribas S.A.	AUD	898	620,000	620,445	—	(445)
Expiring 01/22/20	HSBC Bank USA, N.A.	AUD	14,018	9,597,745	9,683,777	—	(86,032)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	83

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Australian Dollar (cont’d.),
Expiring 01/31/20	JPMorgan Chase Bank, N.A.	AUD	6,128	$4,181,039	$4,233,830	$—	$(52,791)
Expiring 01/31/20	Morgan Stanley & Co. International PLC	AUD	13,184	9,526,099	9,109,089	417,010	—
Expiring 11/27/20	JPMorgan Chase Bank, N.A.	AUD	5,929	4,067,946	4,115,186	—	(47,240)
Brazilian Real,
Expiring 11/04/19	Barclays Bank PLC	BRL	3,801	906,000	947,520	—	(41,520)
Expiring 11/04/19	JPMorgan Chase Bank, N.A.	BRL	1,285	309,000	320,411	—	(11,411)
Expiring 11/04/19	Morgan Stanley & Co. International PLC	BRL	1,996	482,000	497,463	—	(15,463)
Expiring 11/04/19	The Toronto-Dominion Bank	BRL	51,476	12,350,534	12,832,027	—	(481,493)
Expiring 12/03/19	BNP Paribas S.A.	BRL	8,597	2,152,165	2,139,278	12,887	—
Expiring 12/24/19	Bank of America, N.A.	BRL	7,492	1,834,000	1,862,234	—	(28,234)
Expiring 12/24/19	Bank of America, N.A.	BRL	3,390	812,000	842,666	—	(30,666)
Expiring 12/24/19	Bank of America, N.A.	BRL	2,733	677,000	679,261	—	(2,261)
Expiring 12/24/19	Barclays Bank PLC	BRL	5,345	1,310,000	1,328,474	—	(18,474)
Expiring 12/24/19	Barclays Bank PLC	BRL	3,942	950,000	979,761	—	(29,761)
Expiring 12/24/19	Barclays Bank PLC	BRL	3,094	751,000	769,002	—	(18,002)
Expiring 12/24/19	BNP Paribas S.A.	BRL	3,641	900,000	905,063	—	(5,063)
Expiring 12/24/19	BNP Paribas S.A.	BRL	3,375	838,000	838,955	—	(955)
Expiring 12/24/19	BNP Paribas S.A.	BRL	3,094	745,000	769,006	—	(24,006)
Expiring 12/24/19	Citibank, N.A.	BRL	9,770	2,427,000	2,428,468	—	(1,468)
Expiring 12/24/19	Citibank, N.A.	BRL	6,946	1,675,000	1,726,600	—	(51,600)
Expiring 12/24/19	Citibank, N.A.	BRL	5,436	1,359,000	1,351,208	7,792	—

See Notes to Financial Statements.

84

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 12/24/19	Citibank, N.A.	BRL	3,848	$936,000	$956,552	$—	$(20,552)
Expiring 12/24/19	Citibank, N.A.	BRL	3,144	767,000	781,420	—	(14,420)
Expiring 12/24/19	JPMorgan Chase Bank, N.A.	BRL	11,825	3,331,000	2,939,313	391,687	—
Expiring 12/24/19	Morgan Stanley & Co. International PLC	BRL	3,983	998,000	989,946	8,054	—
Expiring 12/24/19	UBS AG	BRL	2,906	725,000	722,285	2,715	—
Expiring 03/31/20	Bank of America, N.A.	BRL	37,683	8,961,000	9,322,118	—	(361,118)
Expiring 03/31/20	JPMorgan Chase Bank, N.A.	BRL	38,335	10,714,000	9,483,386	1,230,614	—
Expiring 03/31/20	JPMorgan Chase Bank, N.A.	BRL	13,430	3,231,951	3,322,458	—	(90,507)
Expiring 06/30/20	Deutsche Bank AG	BRL	80,093	19,440,000	19,714,006	—	(274,006)
Expiring 07/29/20	Deutsche Bank AG	BRL	27,045	6,116,000	6,645,358	—	(529,358)
Expiring 08/31/20	Citibank, N.A.	BRL	2,478	612,397	607,579	4,818	—
Expiring 08/31/20	Deutsche Bank AG	BRL	26,630	5,810,000	6,530,222	—	(720,222)
Expiring 12/23/20	Citibank, N.A.	BRL	3,696	903,638	899,217	4,421	—
Expiring 12/23/20	Morgan Stanley & Co. International PLC	BRL	42,608	10,702,000	10,365,084	336,916	—
Expiring 01/29/21	Citibank, N.A.	BRL	33,812	8,259,000	8,200,834	58,166	—
Expiring 03/31/21	Citibank, N.A.	BRL	80,490	18,979,000	19,427,504	—	(448,504)
Expiring 03/31/21	Morgan Stanley & Co. International PLC	BRL	15,067	3,716,625	3,636,704	79,921	—
British Pound,
Expiring 11/27/19	HSBC Bank USA, N.A.	GBP	564	725,000	730,848	—	(5,848)
Expiring 01/17/20	Barclays Bank PLC	GBP	1,589	2,048,000	2,063,597	—	(15,597)
Expiring 01/17/20	Barclays Bank PLC	GBP	1,069	1,375,000	1,387,799	—	(12,799)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	85

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
British Pound (cont’d.),
Expiring 01/17/20	Barclays Bank PLC	GBP	986	$1,276,000	$1,280,779	$—	$(4,779)
Expiring 01/17/20	Barclays Bank PLC	GBP	805	1,050,000	1,045,962	4,038	—
Expiring 01/17/20	Barclays Bank PLC	GBP	319	409,000	414,452	—	(5,452)
Expiring 01/17/20	Citibank, N.A.	GBP	16,355	20,604,781	21,242,093	—	(637,312)
Expiring 01/17/20	Deutsche Bank AG	GBP	16,355	20,734,317	21,242,093	—	(507,776)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	GBP	1,891	2,445,000	2,455,568	—	(10,568)
Expiring 07/29/20	Bank of America, N.A.	GBP	13,750	17,149,962	17,935,304	—	(785,342)
Chilean Peso,
Expiring 12/18/19	Barclays Bank PLC	CLP	5,270,051	7,414,775	7,114,906	299,869	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	CLP	10,540,102	14,618,727	14,229,812	388,915	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	CLP	5,270,051	7,309,363	7,114,906	194,457	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	CLP	329,369	456,000	444,669	11,331	—
Chinese Renminbi,
Expiring 02/28/20	Morgan Stanley & Co. International PLC	CNH	71,811	10,656,000	10,155,524	500,476	—
Expiring 05/14/21	JPMorgan Chase Bank, N.A.	CNH	43,724	6,276,146	6,106,744	169,402	—
Colombian Peso,
Expiring 12/18/19	Barclays Bank PLC	COP	2,698,070	798,000	796,804	1,196	—
Expiring 12/18/19	Barclays Bank PLC	COP	2,432,239	718,000	718,298	—	(298)
Expiring 12/18/19	Barclays Bank PLC	COP	1,660,218	491,000	490,302	698	—
Expiring 12/18/19	BNP Paribas S.A.	COP	1,838,275	529,000	542,886	—	(13,886)
Expiring 12/18/19	BNP Paribas S.A.	COP	1,629,816	472,000	481,324	—	(9,324)
Expiring 12/18/19	Goldman Sachs International	COP	5,881,131	1,731,272	1,736,838	—	(5,566)

See Notes to Financial Statements.

86

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Colombian Peso (cont’d.),
Expiring 12/18/19	Goldman Sachs International	COP	2,393,475	$705,000	$706,850	$—	$(1,850)
Expiring 12/18/19	Goldman Sachs International	COP	1,155,447	342,000	341,231	769	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	COP	10,391,029	3,030,780	3,068,719	—	(37,939)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	COP	4,893,591	1,440,304	1,445,194	—	(4,890)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	COP	2,395,471	708,300	707,440	860	—
Expiring 12/18/19	UBS AG	COP	2,564,356	740,000	757,316	—	(17,316)
Expiring 12/18/19	UBS AG	COP	1,315,320	388,000	388,445	—	(445)
Czech Koruna,
Expiring 01/17/20	Barclays Bank PLC	CZK	34,431	1,473,690	1,506,880	—	(33,190)
Euro,
Expiring 11/27/19	Deutsche Bank AG	EUR	2,443	2,727,432	2,728,931	—	(1,499)
Expiring 11/27/19	Deutsche Bank AG	EUR	775	866,000	865,996	4	—
Expiring 12/30/19	Deutsche Bank AG	EUR	1,231	1,587,473	1,379,212	208,261	—
Expiring 01/17/20	Barclays Bank PLC	EUR	545	608,000	611,215	—	(3,215)
Expiring 01/17/20	BNP Paribas S.A.	EUR	1,192	1,331,000	1,336,558	—	(5,558)
Expiring 01/17/20	BNP Paribas S.A.	EUR	1,080	1,207,000	1,211,080	—	(4,080)
Expiring 01/17/20	BNP Paribas S.A.	EUR	872	978,000	978,033	—	(33)
Expiring 01/17/20	HSBC Bank USA, N.A.	EUR	81,674	90,666,780	91,597,155	—	(930,375)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	EUR	87,607	97,317,259	98,251,711	—	(934,452)
Expiring 01/17/20	UBS AG	EUR	95,154	105,419,180	106,715,307	—	(1,296,127)
Expiring 02/28/20	Bank of America, N.A.	EUR	11,032	13,441,389	12,403,149	1,038,240	—
Expiring 07/29/20	The Toronto-Dominion Bank	EUR	2,476	2,949,147	2,809,224	139,923	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	87

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 07/29/20	UBS AG	EUR	1,857	$2,262,267	$2,106,133	$156,134	$—
Hungarian Forint,
Expiring 01/17/20	Barclays Bank PLC	HUF	206,105	700,000	702,699	—	(2,699)
Expiring 01/17/20	Barclays Bank PLC	HUF	145,525	493,000	496,157	—	(3,157)
Expiring 01/17/20	Barclays Bank PLC	HUF	132,030	447,000	450,149	—	(3,149)
Expiring 01/17/20	The Toronto-Dominion Bank	HUF	2,782,566	9,322,609	9,486,967	—	(164,358)
Indian Rupee,
Expiring 12/18/19	Bank of America, N.A.	INR	73,970	1,029,000	1,034,847	—	(5,847)
Expiring 12/18/19	Barclays Bank PLC	INR	52,255	729,000	731,051	—	(2,051)
Expiring 12/18/19	BNP Paribas S.A.	INR	41,995	584,000	587,523	—	(3,523)
Expiring 12/18/19	Citibank, N.A.	INR	56,030	782,000	783,871	—	(1,871)
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	205,448	2,855,634	2,874,253	—	(18,619)
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	103,164	1,436,689	1,443,279	—	(6,590)
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	75,836	1,059,000	1,060,953	—	(1,953)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	INR	55,718	779,000	779,503	—	(503)
Expiring 10/30/20	HSBC Bank USA, N.A.	INR	439,464	5,742,000	5,927,317	—	(185,317)
Expiring 12/23/20	BNP Paribas S.A.	INR	250,803	3,250,000	3,361,036	—	(111,036)
Expiring 02/26/21	Bank of America, N.A.	INR	179,591	2,385,000	2,388,282	—	(3,282)
Expiring 02/26/21	Goldman Sachs International	INR	66,877	870,000	889,362	—	(19,362)
Expiring 09/30/21	Bank of America, N.A.	INR	424,262	5,480,000	5,502,007	—	(22,007)
Indonesian Rupiah,
Expiring 12/18/19	Barclays Bank PLC	IDR	9,159,890	641,000	647,013	—	(6,013)

See Notes to Financial Statements.

88

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah (cont’d.),
Expiring 12/18/19	Barclays Bank PLC	IDR	7,888,545	$553,000	$557,211	$—	$(4,211)
Expiring 12/18/19	BNP Paribas S.A.	IDR	7,895,608	554,000	557,710	—	(3,710)
Expiring 12/18/19	BNP Paribas S.A.	IDR	7,776,303	543,000	549,283	—	(6,283)
Expiring 12/18/19	Citibank, N.A.	IDR	13,822,596	977,000	976,366	634	—
Expiring 12/18/19	Citibank, N.A.	IDR	11,567,752	812,000	817,094	—	(5,094)
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	164,245,000	11,418,590	11,601,524	—	(182,934)
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	22,430,920	1,585,000	1,584,419	581	—
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	16,004,128	1,119,000	1,130,459	—	(11,459)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	IDR	18,274,910	1,282,000	1,290,857	—	(8,857)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	IDR	8,857,280	622,000	625,638	—	(3,638)
Israeli Shekel,
Expiring 11/27/19	Bank of America, N.A.	ILS	4,333	1,237,782	1,231,117	6,665	—
Expiring 12/18/19	Barclays Bank PLC	ILS	24,317	6,935,156	6,916,582	18,574	—
Expiring 12/18/19	Citibank, N.A.	ILS	2,954	837,000	840,341	—	(3,341)
Expiring 12/18/19	Citibank, N.A.	ILS	2,739	775,000	778,953	—	(3,953)
Expiring 12/18/19	Citibank, N.A.	ILS	2,429	689,000	690,782	—	(1,782)
Expiring 12/18/19	HSBC Bank USA, N.A.	ILS	2,686	762,000	763,854	—	(1,854)
Expiring 02/28/20	Citibank, N.A.	ILS	14,712	4,215,000	4,201,197	13,803	—
Japanese Yen,
Expiring 11/27/19	Bank of America, N.A.	JPY	128,321	1,182,000	1,190,102	—	(8,102)
Expiring 11/27/19	Bank of America, N.A.	JPY	127,526	1,195,000	1,182,729	12,271	—
Expiring 11/27/19	Bank of America, N.A.	JPY	83,790	787,000	777,104	9,896	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	89

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 11/27/19	Barclays Bank PLC	JPY	68,129	$626,000	$631,859	$—	$(5,859)
Expiring 11/27/19	Citibank, N.A.	JPY	118,281	1,126,000	1,096,986	29,014	—
Expiring 11/27/19	Citibank, N.A.	JPY	96,924	893,000	898,918	—	(5,918)
Expiring 11/27/19	Citibank, N.A.	JPY	91,390	844,000	847,588	—	(3,588)
Expiring 11/27/19	Citibank, N.A.	JPY	78,828	733,000	731,082	1,918	—
Expiring 11/27/19	Deutsche Bank AG	JPY	106,620	1,000,000	988,842	11,158	—
Expiring 11/27/19	Goldman Sachs International	JPY	167,983	1,564,000	1,557,945	6,055	—
Expiring 11/27/19	Goldman Sachs International	JPY	102,981	978,000	955,092	22,908	—
Expiring 11/27/19	HSBC Bank USA, N.A.	JPY	142,300	1,335,000	1,319,753	15,247	—
Expiring 11/27/19	HSBC Bank USA, N.A.	JPY	74,157	696,000	687,761	8,239	—
Expiring 11/27/19	Morgan Stanley & Co. International PLC	JPY	375,796	3,553,000	3,485,291	67,709	—
Expiring 11/27/19	The Toronto-Dominion Bank	JPY	92,843	882,000	861,064	20,936	—
Expiring 01/17/20	BNP Paribas S.A.	JPY	143,399	1,324,000	1,335,052	—	(11,052)
Expiring 02/28/20	Citibank, N.A.	JPY	880,638	8,296,087	8,218,627	77,460	—
Expiring 03/31/20	Citibank, N.A.	JPY	40,763	382,000	381,141	859	—
Expiring 07/29/20	Deutsche Bank AG	JPY	387,166	3,719,000	3,644,200	74,800	—
Expiring 11/30/20	JPMorgan Chase Bank, N.A.	JPY	819,678	7,848,316	7,766,341	81,975	—
Expiring 12/30/20	Bank of America, N.A.	JPY	485,216	4,679,936	4,604,626	75,310	—
Expiring 01/29/21	Bank of America, N.A.	JPY	648,854	6,126,000	6,167,281	—	(41,281)
Expiring 01/29/21	Citibank, N.A.	JPY	934,242	9,144,000	8,879,870	264,130	—
Expiring 01/29/21	Deutsche Bank AG	JPY	1,027,823	9,781,808	9,769,346	12,462	—

See Notes to Financial Statements.

90

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Japanese Yen (cont’d.),
Expiring 10/31/23	Citibank, N.A.	JPY	399,802	$4,148,827	$4,021,624	$127,203	$—
Mexican Peso,
Expiring 11/27/19	Goldman Sachs International	MXN	16,307	849,000	844,100	4,900	—
Expiring 11/27/19	HSBC Bank USA, N.A.	MXN	22,469	1,155,000	1,163,054	—	(8,054)
Expiring 11/27/19	HSBC Bank USA, N.A.	MXN	14,445	738,000	747,727	—	(9,727)
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	MXN	121,207	5,960,526	6,274,093	—	(313,567)
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	MXN	13,271	652,602	686,934	—	(34,332)
Expiring 11/27/19	Morgan Stanley & Co. International PLC	MXN	146,073	7,445,000	7,561,232	—	(116,232)
Expiring 12/18/19	Barclays Bank PLC	MXN	10,151	517,000	523,776	—	(6,776)
Expiring 12/18/19	Barclays Bank PLC	MXN	9,146	464,000	471,901	—	(7,901)
Expiring 12/18/19	Citibank, N.A.	MXN	33,940	1,762,000	1,751,277	10,723	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	MXN	30,410	1,544,897	1,569,127	—	(24,230)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	MXN	8,083	410,000	417,059	—	(7,059)
Expiring 12/24/19	Citibank, N.A.	MXN	32,954	1,606,000	1,698,855	—	(92,855)
Expiring 12/24/19	Citibank, N.A.	MXN	3,596	169,000	185,397	—	(16,397)
Expiring 02/28/20	Morgan Stanley & Co. International PLC	MXN	71,736	3,564,000	3,663,254	—	(99,254)
Expiring 04/30/20	Citibank, N.A.	MXN	298,979	14,344,000	15,131,290	—	(787,290)
Expiring 04/30/20	UBS AG	MXN	27,628	1,218,000	1,398,253	—	(180,253)
Expiring 05/29/20	Morgan Stanley & Co. International PLC	MXN	120,370	6,095,000	6,067,330	27,670	—
Expiring 10/30/20	Deutsche Bank AG	MXN	447,899	19,592,000	22,116,796	—	(2,524,796)
Expiring 01/29/21	Citibank, N.A.	MXN	121,902	5,800,000	5,952,871	—	(152,871)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	91

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Mexican Peso (cont’d.),
Expiring 04/29/21	Morgan Stanley & Co. International PLC	MXN	156,457	$7,225,000	$7,557,767	$—	$(332,767)
Expiring 04/29/21	Morgan Stanley & Co. International PLC	MXN	90,716	4,246,000	4,382,080	—	(136,080)
New Taiwanese Dollar,
Expiring 12/18/19	Barclays Bank PLC	TWD	24,575	810,000	811,404	—	(1,404)
Expiring 12/18/19	BNP Paribas S.A.	TWD	49,255	1,597,000	1,626,237	—	(29,237)
Expiring 12/18/19	BNP Paribas S.A.	TWD	33,001	1,077,000	1,089,605	—	(12,605)
Expiring 12/18/19	Credit Suisse International	TWD	630,747	20,312,911	20,825,312	—	(512,401)
Expiring 12/18/19	Credit Suisse International	TWD	33,730	1,090,000	1,113,662	—	(23,662)
Expiring 12/18/19	Goldman Sachs International	TWD	61,360	2,020,000	2,025,901	—	(5,901)
Expiring 12/18/19	Goldman Sachs International	TWD	50,850	1,640,000	1,678,904	—	(38,904)
Expiring 12/18/19	HSBC Bank USA, N.A.	TWD	65,291	2,109,000	2,155,715	—	(46,715)
Expiring 12/18/19	HSBC Bank USA, N.A.	TWD	63,318	2,069,000	2,090,551	—	(21,551)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	38,458	1,245,000	1,269,766	—	(24,766)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	24,668	806,000	814,475	—	(8,475)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	24,058	783,000	794,310	—	(11,310)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	23,615	776,000	779,702	—	(3,702)
New Zealand Dollar,
Expiring 01/22/20	Barclays Bank PLC	NZD	991	630,000	636,610	—	(6,610)
Expiring 01/22/20	Morgan Stanley & Co. International PLC	NZD	10,963	6,957,262	7,039,675	—	(82,413)
Expiring 01/22/20	The Toronto-Dominion Bank	NZD	780	499,000	501,041	—	(2,041)
Norwegian Krone,
Expiring 01/17/20	Barclays Bank PLC	NOK	9,571	1,044,000	1,041,337	2,663	—

See Notes to Financial Statements.

92

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Norwegian Krone (cont’d.),
Expiring 01/17/20	BNP Paribas S.A.	NOK	8,569	$940,000	$932,275	$7,725	$—
Peruvian Nuevo Sol,
Expiring 12/18/19	Bank of America, N.A.	PEN	12,730	3,779,800	3,800,422	—	(20,622)
Expiring 12/18/19	Bank of America, N.A.	PEN	3,893	1,160,000	1,162,208	—	(2,208)
Expiring 12/18/19	Bank of America, N.A.	PEN	2,811	838,000	839,320	—	(1,320)
Expiring 12/18/19	Barclays Bank PLC	PEN	2,536	753,000	757,108	—	(4,108)
Expiring 12/18/19	BNP Paribas S.A.	PEN	2,240	667,000	668,658	—	(1,658)
Expiring 12/18/19	Citibank, N.A.	PEN	2,971	891,000	886,950	4,050	—
Expiring 12/18/19	Goldman Sachs International	PEN	3,144	941,000	938,577	2,423	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PEN	2,994	890,000	893,846	—	(3,846)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PEN	2,774	821,000	828,053	—	(7,053)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PEN	2,652	790,000	791,834	—	(1,834)
Philippine Peso,
Expiring 12/18/19	Barclays Bank PLC	PHP	60,621	1,163,000	1,191,769	—	(28,769)
Expiring 12/18/19	Goldman Sachs International	PHP	36,684	706,000	721,174	—	(15,174)
Expiring 12/18/19	HSBC Bank USA, N.A.	PHP	87,840	1,674,000	1,726,872	—	(52,872)
Expiring 12/18/19	HSBC Bank USA, N.A.	PHP	64,275	1,224,000	1,263,590	—	(39,590)
Expiring 12/18/19	HSBC Bank USA, N.A.	PHP	61,552	1,176,000	1,210,061	—	(34,061)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PHP	36,004	690,000	707,815	—	(17,815)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	PHP	63,939	1,218,000	1,256,989	—	(38,989)
Russian Ruble,
Expiring 12/18/19	Bank of America, N.A.	RUB	38,812	589,000	601,005	—	(12,005)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	93

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Russian Ruble (cont’d.),
Expiring 12/18/19	Barclays Bank PLC	RUB	56,967	$863,000	$882,134	$—	$(19,134)
Expiring 12/18/19	Barclays Bank PLC	RUB	26,396	405,000	408,737	—	(3,737)
Expiring 12/18/19	Citibank, N.A.	RUB	34,309	524,000	531,269	—	(7,269)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	RUB	21,843	336,000	338,241	—	(2,241)
Expiring 12/24/19	Barclays Bank PLC	RUB	114,712	1,758,315	1,774,711	—	(16,396)
Expiring 12/24/19	Goldman Sachs International	RUB	207,704	3,385,000	3,213,373	171,627	—
Expiring 12/24/19	JPMorgan Chase Bank, N.A.	RUB	59,887	804,126	926,513	—	(122,387)
Expiring 03/31/20	Citibank, N.A.	RUB	305,303	4,444,000	4,669,786	—	(225,786)
Expiring 03/31/20	JPMorgan Chase Bank, N.A.	RUB	311,865	4,119,743	4,770,151	—	(650,408)
Expiring 12/23/20	BNP Paribas S.A.	RUB	1,267,728	17,197,000	18,810,602	—	(1,613,602)
Expiring 04/29/21	Deutsche Bank AG	RUB	203,421	3,000,000	2,976,110	23,890	—
Saudi Arabian Riyal,
Expiring 11/12/19	Morgan Stanley & Co. International PLC	SAR	113,400	30,000,000	30,238,549	—	(238,549)
Singapore Dollar,
Expiring 12/18/19	Barclays Bank PLC	SGD	1,190	865,000	874,941	—	(9,941)
Expiring 12/18/19	Goldman Sachs International	SGD	7,997	5,746,381	5,881,227	—	(134,846)
Expiring 12/18/19	HSBC Bank USA, N.A.	SGD	1,239	903,000	910,859	—	(7,859)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	SGD	1,103	809,000	810,989	—	(1,989)
South African Rand,
Expiring 11/27/19	BNP Paribas S.A.	ZAR	9,352	608,948	616,661	—	(7,713)
Expiring 12/18/19	Barclays Bank PLC	ZAR	38,818	2,589,200	2,552,104	37,096	—
Expiring 12/18/19	Barclays Bank PLC	ZAR	21,737	1,438,318	1,429,111	9,207	—

See Notes to Financial Statements.

94

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/18/19	Barclays Bank PLC	ZAR	21,609	$1,433,707	$1,420,670	$13,037	$—
Expiring 12/18/19	Barclays Bank PLC	ZAR	21,444	1,436,689	1,409,865	26,824	—
Expiring 12/18/19	Citibank, N.A.	ZAR	22,034	1,441,399	1,448,643	—	(7,244)
Expiring 12/18/19	Citibank, N.A.	ZAR	4,976	328,000	327,150	850	—
Expiring 12/18/19	HSBC Bank USA, N.A.	ZAR	5,678	385,620	373,321	12,299	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	25,646	1,724,662	1,686,077	38,585	—
Expiring 12/30/19	Goldman Sachs International	ZAR	36,889	2,328,000	2,420,825	—	(92,825)
Expiring 12/30/19	JPMorgan Chase Bank, N.A.	ZAR	15,685	1,039,428	1,029,322	10,106	—
Expiring 03/31/20	Barclays Bank PLC	ZAR	25,650	1,706,000	1,663,323	42,677	—
Expiring 03/31/20	Goldman Sachs International	ZAR	25,843	1,633,000	1,675,862	—	(42,862)
Expiring 03/31/20	JPMorgan Chase Bank, N.A.	ZAR	57,893	3,787,558	3,754,212	33,346	—
Expiring 07/29/20	BNP Paribas S.A.	ZAR	134,737	8,256,000	8,597,680	—	(341,680)
Expiring 09/30/20	Goldman Sachs International	ZAR	26,420	1,651,000	1,671,382	—	(20,382)
Expiring 09/30/20	Morgan Stanley & Co. International PLC	ZAR	89,765	6,105,000	5,678,677	426,323	—
Expiring 01/29/21	Deutsche Bank AG	ZAR	143,766	9,153,000	8,943,022	209,978	—
Expiring 01/29/21	Morgan Stanley & Co. International PLC	ZAR	79,569	5,129,000	4,949,599	179,401	—
South Korean Won,
Expiring 11/27/19	JPMorgan Chase Bank, N.A.	KRW	941,724	777,000	805,106	—	(28,106)
Expiring 12/18/19	Citibank, N.A.	KRW	3,541,106	2,946,134	3,028,768	—	(82,634)
Expiring 12/18/19	HSBC Bank USA, N.A.	KRW	1,190,069	997,000	1,017,886	—	(20,886)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	947,052	790,000	810,030	—	(20,030)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	95

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South Korean Won (cont’d.),
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	921,262	$769,000	$787,971	$—	$(18,971)
Expiring 12/18/19	The Toronto-Dominion Bank	KRW	612,683	509,000	524,038	—	(15,038)
Expiring 12/24/19	Goldman Sachs International	KRW	130,134	123,000	111,320	11,680	—
Expiring 02/28/20	HSBC Bank USA, N.A.	KRW	7,664,805	6,390,000	6,569,376	—	(179,376)
Expiring 05/29/20	Morgan Stanley & Co. International PLC	KRW	6,250,669	5,364,000	5,370,530	—	(6,530)
Expiring 10/30/20	Deutsche Bank AG	KRW	8,680,971	7,503,000	7,492,757	10,243	—
Swedish Krona,
Expiring 01/17/20	Barclays Bank PLC	SEK	7,831	801,000	814,798	—	(13,798)
Expiring 01/17/20	BNP Paribas S.A.	SEK	8,125	840,000	845,415	—	(5,415)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	SEK	26,308	2,700,745	2,737,320	—	(36,575)
Swiss Franc,
Expiring 01/17/20	Barclays Bank PLC	CHF	1,139	1,156,000	1,161,596	—	(5,596)
Expiring 01/17/20	Barclays Bank PLC	CHF	555	562,000	565,798	—	(3,798)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CHF	1,023	1,043,000	1,043,713	—	(713)
Expiring 01/17/20	UBS AG	CHF	14,984	15,114,772	15,285,650	—	(170,878)
Expiring 10/30/20	Bank of America, N.A.	CHF	8,238	8,718,000	8,566,699	151,301	—
Expiring 10/30/20	Morgan Stanley & Co. International PLC	CHF	2,938	3,097,043	3,055,597	41,446	—
Thai Baht,
Expiring 12/18/19	Barclays Bank PLC	THB	39,387	1,279,000	1,305,103	—	(26,103)
Expiring 12/18/19	Barclays Bank PLC	THB	26,672	882,000	883,780	—	(1,780)
Expiring 12/18/19	Citibank, N.A.	THB	30,960	1,006,000	1,025,865	—	(19,865)
Expiring 12/18/19	Goldman Sachs International	THB	45,255	1,471,000	1,499,559	—	(28,559)

See Notes to Financial Statements.

96

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Thai Baht (cont’d.),
Expiring 12/18/19	HSBC Bank USA, N.A.	THB	38,043	$1,240,000	$1,260,582	$—	$(20,582)
Expiring 12/18/19	HSBC Bank USA, N.A.	THB	37,646	1,245,000	1,247,431	—	(2,431)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	38,223	1,264,000	1,266,551	—	(2,551)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	25,626	832,000	849,118	—	(17,118)
Turkish Lira,
Expiring 11/27/19	HSBC Bank USA, N.A.	TRY	3,585	600,000	622,351	—	(22,351)
Expiring 12/18/19	Barclays Bank PLC	TRY	3,396	570,000	586,392	—	(16,392)
Expiring 12/18/19	Barclays Bank PLC	TRY	2,908	480,000	502,200	—	(22,200)
Expiring 12/18/19	Barclays Bank PLC	TRY	2,729	453,000	471,151	—	(18,151)
Expiring 12/18/19	Barclays Bank PLC	TRY	2,188	367,000	377,852	—	(10,852)
Expiring 12/18/19	Barclays Bank PLC	TRY	1,378	229,000	238,025	—	(9,025)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TRY	20,523	3,394,169	3,543,823	—	(149,654)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TRY	6,989	1,152,344	1,206,834	—	(54,490)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TRY	3,081	516,000	532,015	—	(16,015)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	TRY	3,722	615,000	642,696	—	(27,696)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	TRY	2,072	339,000	357,840	—	(18,840)
Expiring 12/24/19	BNP Paribas S.A.	TRY	23,277	5,000,000	4,013,146	986,854	—
Expiring 12/24/19	JPMorgan Chase Bank, N.A.	TRY	31,803	5,614,016	5,483,285	130,731	—
Expiring 01/31/20	JPMorgan Chase Bank, N.A.	TRY	41,748	7,293,523	7,128,207	165,316	—
Expiring 04/30/20	Citibank, N.A.	TRY	36,508	4,824,900	6,094,555	—	(1,269,655)
Expiring 04/30/20	Citibank, N.A.	TRY	14,821	2,294,125	2,474,240	—	(180,115)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	97

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 04/30/20	Citibank, N.A.	TRY	5,288	$736,000	$882,802	$—	$(146,802)
Expiring 04/30/20	Goldman Sachs International	TRY	53,577	9,291,000	8,944,034	346,966	—
Expiring 04/30/20	JPMorgan Chase Bank, N.A.	TRY	10,122	1,566,000	1,689,791	—	(123,791)
Expiring 06/30/20	Barclays Bank PLC	TRY	48,559	6,842,133	7,982,616	—	(1,140,483)
Expiring 06/30/20	Citibank, N.A.	TRY	16,668	1,734,392	2,739,994	—	(1,005,602)
Expiring 06/30/20	Citibank, N.A.	TRY	10,788	1,120,000	1,773,427	—	(653,427)
Expiring 06/30/20	JPMorgan Chase Bank, N.A.	TRY	15,609	2,128,000	2,565,975	—	(437,975)
Expiring 06/30/20	Morgan Stanley & Co. International PLC	TRY	72,659	11,029,000	11,944,518	—	(915,518)
Expiring 10/30/20	Deutsche Bank AG	TRY	6,298	829,000	1,004,695	—	(175,695)
Expiring 10/30/20	Goldman Sachs International	TRY	4,906	707,000	782,569	—	(75,569)
Expiring 02/26/21	Citibank, N.A.	TRY	28,332	3,483,000	4,378,099	—	(895,099)
Expiring 02/26/21	Citibank, N.A.	TRY	15,186	1,803,614	2,346,697	—	(543,083)
Expiring 02/26/21	Goldman Sachs International	TRY	20,013	3,005,000	3,092,573	—	(87,573)
Expiring 02/26/21	JPMorgan Chase Bank, N.A.	TRY	19,750	2,372,386	3,051,904	—	(679,518)
Expiring 02/26/21	Morgan Stanley & Co. International PLC	TRY	67,636	9,365,000	10,451,498	—	(1,086,498)
Expiring 05/28/21	Goldman Sachs International	TRY	9,428	1,264,000	1,422,685	—	(158,685)

				$1,203,141,305	$1,223,205,749	9,769,318	(29,833,762)

						$40,856,226	$(40,159,735)

See Notes to Financial Statements.

98

Cross currency exchange contracts outstanding at October 31, 2019:

Settlement	Type	Notional Amount (000)		In Exchange For (000)		Unrealized Appreciation	Unrealized Depreciation	Counterparty
OTC Cross Currency Exchange Contracts:
12/30/19	Buy	EUR	3,269	ZAR	56,766	$—	$(62,680)	Deutsche Bank AG
12/30/19	Buy	ZAR	33,780	EUR	2,038	—	(66,581)	Morgan Stanley & Co. International PLC
01/31/20	Buy	AUD	6,894	JPY	536,215	—	(232,878)	Deutsche Bank AG
01/31/20	Buy	EUR	3,871	TRY	23,609	313,735	—	Goldman Sachs International
01/31/20	Buy	TRY	59,401	EUR	8,169	973,327	—	Goldman Sachs International
02/28/20	Buy	JPY	1,376,795	AUD	18,272	217,979	—	Deutsche Bank AG
03/31/20	Buy	EUR	7,965	ZAR	134,569	245,658	—	Morgan Stanley & Co. International PLC
03/31/20	Buy	ZAR	153,638	EUR	8,269	648,505	—	Morgan Stanley & Co. International PLC
04/30/20	Buy	EUR	10,404	TRY	78,477	—	(1,360,358)	Goldman Sachs International
04/30/20	Buy	TRY	102,842	EUR	11,170	4,563,397	—	BNP Paribas S.A.
07/29/20	Buy	EUR	12,064	TRY	116,743	—	(5,367,892)	BNP Paribas S.A.
07/29/20	Buy	TRY	85,432	EUR	7,021	5,978,381	—	Morgan Stanley & Co. International PLC
08/31/20	Buy	EUR	4,722	ZAR	91,087	—	(419,492)	Morgan Stanley & Co. International PLC
08/31/20	Buy	ZAR	40,549	EUR	2,298	—	(35,904)	Goldman Sachs International
09/30/20	Buy	JPY	52,751	GBP	403	—	(28,167)	Bank of America, N.A.
10/30/20	Buy	EUR	8,940	GBP	7,848	—	(61,430)	Morgan Stanley & Co. International PLC
11/27/20	Buy	AUD	5,929	JPY	441,711	—	(69,301)	Morgan Stanley & Co. International PLC
11/30/20	Buy	JPY	1,016,141	AUD	12,805	739,881	—	Morgan Stanley & Co. International PLC
12/23/20	Buy	EUR	572	ZAR	10,356	6,607	—	Goldman Sachs International
12/23/20	Buy	EUR	1,187	ZAR	20,389	82,623	—	Morgan Stanley & Co. International PLC
12/30/20	Buy	JPY	154,422	AUD	2,095	10,898	—	Deutsche Bank AG
12/30/20	Buy	JPY	771,852	AUD	10,480	48,551	—	Deutsche Bank AG
05/28/21	Buy	AUD	3,758	JPY	274,221	—	(10,070)	Deutsche Bank AG
05/28/21	Buy	JPY	389,110	AUD	5,610	—	(178,678)	Morgan Stanley & Co. International PLC
07/30/21	Buy	AUD	7,614	JPY	525,556	253,188	—	Morgan Stanley & Co. International PLC
10/31/23	Buy	AUD	6,309	JPY	422,703	156,507	—	Deutsche Bank AG
10/31/23	Buy	JPY	648,099	AUD	9,489	—	(111,307)	Morgan Stanley & Co. International PLC

						$14,239,237	$(8,004,738)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	99

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)*:
Federation of Malaysia (D01)	06/20/23	1.000%(Q)	3,750	0.354%	$100,072	$(3,076)	$103,148	Barclays Bank PLC
People’s Republic of China (D01)	06/20/23	1.000%(Q)	13,750	0.300%	388,336	(11,277)	399,613	Barclays Bank PLC
Republic of Argentina (D01)	06/20/23	1.000%(Q)	3,750	113.240%	(2,372,715)	(3,076)	(2,369,639)	Barclays Bank PLC
Republic of Brazil (D01)	06/20/23	1.000%(Q)	18,750	0.855%	117,785	(15,378)	133,163	Barclays Bank PLC
Republic of Chile (D01)	06/20/23	1.000%(Q)	3,750	0.287%	99,534	(3,076)	102,610	Barclays Bank PLC
Republic of Colombia (D01)	06/20/23	1.000%(Q)	5,000	0.530%	89,068	(4,101)	93,169	Barclays Bank PLC
Republic of Indonesia (D01)	06/20/23	1.000%(Q)	5,000	0.636%	92,835	(4,101)	96,936	Barclays Bank PLC
Republic of Lebanon (D01)	06/20/23	1.000%(Q)	3,750	22.800%	(1,650,975)	(3,076)	(1,647,899)	Barclays Bank PLC
Republic of Panama (D01)	06/20/23	1.000%(Q)	3,750	0.308%	96,725	(3,076)	99,801	Barclays Bank PLC
Republic of Peru (D01)	06/20/23	1.000%(Q)	3,750	0.320%	95,221	(3,076)	98,297	Barclays Bank PLC
Republic of Philippines (D01)	06/20/23	1.000%(Q)	3,750	0.329%	102,700	(3,076)	105,776	Barclays Bank PLC
Republic of South Africa (D01)	06/20/23	1.000%(Q)	11,250	1.474%	(180,268)	(9,227)	(171,041)	Barclays Bank PLC
Republic of Turkey (D01)	06/20/23	1.000%(Q)	17,500	2.961%	(1,137,355)	(14,353)	(1,123,002)	Barclays Bank PLC
Russian Federation (D01)	06/20/23	1.000%(Q)	11,250	0.513%	205,638	(9,227)	214,865	Barclays Bank PLC
United Mexican States (D01)	06/20/23	1.000%(Q)	16,250	0.624%	235,385	(13,328)	248,713	Barclays Bank PLC

See Notes to Financial Statements.

100

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)* (cont’d.):
Federation of Malaysia (D02)	06/20/23	1.000%(Q)	3,000	0.354%	$80,058	$(4,359)	$84,417	Citibank, N.A.
People’s Republic of China (D02)	06/20/23	1.000%(Q)	11,000	0.300%	310,669	(15,982)	326,651	Citibank, N.A.
Republic of Argentina (D02)	06/20/23	1.000%(Q)	3,000	113.240%	(1,898,172)	(4,359)	(1,893,813)	Citibank, N.A.
Republic of Brazil (D02)	06/20/23	1.000%(Q)	15,000	0.855%	94,228	(21,793)	116,021	Citibank, N.A.
Republic of Chile (D02)	06/20/23	1.000%(Q)	3,000	0.287%	79,628	(4,359)	83,987	Citibank, N.A.
Republic of Colombia (D02)	06/20/23	1.000%(Q)	4,000	0.530%	71,254	(5,812)	77,066	Citibank, N.A.
Republic of Indonesia (D02)	06/20/23	1.000%(Q)	4,000	0.636%	74,268	(5,812)	80,080	Citibank, N.A.
Republic of Lebanon (D02)	06/20/23	1.000%(Q)	3,000	22.800%	(1,320,780)	(4,359)	(1,316,421)	Citibank, N.A.
Republic of Panama (D02)	06/20/23	1.000%(Q)	3,000	0.308%	77,380	(4,359)	81,739	Citibank, N.A.
Republic of Peru (D02)	06/20/23	1.000%(Q)	3,000	0.320%	76,177	(4,359)	80,536	Citibank, N.A.
Republic of Philippines (D02)	06/20/23	1.000%(Q)	3,000	0.329%	82,160	(4,359)	86,519	Citibank, N.A.
Republic of South Africa (D02)	06/20/23	1.000%(Q)	9,000	1.474%	(144,214)	(13,076)	(131,138)	Citibank, N.A.
Republic of Turkey (D02)	06/20/23	1.000%(Q)	14,000	2.961%	(909,884)	(20,340)	(889,544)	Citibank, N.A.
Russian Federation (D02)	06/20/23	1.000%(Q)	9,000	0.513%	164,511	(13,076)	177,587	Citibank, N.A.
United Mexican States (D02)	06/20/23	1.000%(Q)	13,000	0.624%	188,308	(18,847)	207,155	Citibank, N.A.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	101

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)*(cont’d.):
Emirate of Abu Dhabi (D03)	12/20/24	1.000%(Q)	1,000	0.462%	$27,830	$(356)	$28,186	Barclays Bank PLC
Federation of Malaysia (D03)	12/20/24	1.000%(Q)	2,000	0.549%	57,855	(713)	58,568	Barclays Bank PLC
Kingdom of Saudi Arabia (D03)	12/20/24	1.000%(Q)	1,000	0.705%	15,713	(356)	16,069	Barclays Bank PLC
People’s Republic of China (D03)	12/20/24	1.000%(Q)	4,500	0.510%	137,187	(2,097)	139,284	Barclays Bank PLC
Republic of Argentina (D03)	12/20/24	1.000%(Q)	2,500	103.524%	(1,605,006)	(891)	(1,604,115)	Barclays Bank PLC
Republic of Brazil (D03)	12/20/24	1.000%(Q)	6,000	1.213%	(55,102)	(2,796)	(52,306)	Barclays Bank PLC
Republic of Chile (D03)	12/20/24	1.000%(Q)	1,000	0.436%	29,116	(356)	29,472	Barclays Bank PLC
Republic of Colombia (D03)	12/20/24	1.000%(Q)	2,500	0.818%	25,253	(891)	26,144	Barclays Bank PLC
Republic of Indonesia (D03)	12/20/24	1.000%(Q)	4,000	0.957%	50,553	(1,864)	52,417	Barclays Bank PLC
Republic of Lebanon (D03)	12/20/24	1.000%(Q)	1,000	18.956%	(454,451)	(356)	(454,095)	Barclays Bank PLC
Republic of Panama (D03)	12/20/24	1.000%(Q)	1,000	0.502%	25,826	(356)	26,182	Barclays Bank PLC
Republic of Peru (D03)	12/20/24	1.000%(Q)	1,000	0.530%	24,455	(356)	24,811	Barclays Bank PLC
Republic of Philippines (D03)	12/20/24	1.000%(Q)	1,000	0.508%	30,574	(356)	30,930	Barclays Bank PLC
Republic of South Africa (D03)	12/20/24	1.000%(Q)	4,500	1.857%	(184,027)	(2,097)	(181,930)	Barclays Bank PLC
Republic of Turkey (D03)	12/20/24	1.000%(Q)	6,000	3.341%	(632,333)	(2,796)	(629,537)	Barclays Bank PLC

See Notes to Financial Statements.

102

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)* (cont’d.):
Russian Federation (D03)	12/20/24	1.000%(Q)	4,000	0.756%	$51,212	$(1,864)	$53,076	Barclays Bank PLC
State of Qatar (D03)	12/20/24	1.000%(Q)	1,000	0.467%	27,604	(356)	27,960	Barclays Bank PLC
United Mexican States (D03)	12/20/24	1.000%(Q)	6,000	0.927%	28,589	(2,796)	31,385	Barclays Bank PLC
Emirate of Abu Dhabi (D04)	12/20/24	1.000%(Q)	800	0.462%	22,264	(866)	23,130	Barclays Bank PLC
Federation of Malaysia (D04)	12/20/24	1.000%(Q)	1,600	0.549%	46,284	(1,732)	48,016	Barclays Bank PLC
Kingdom of Saudi Arabia (D04)	12/20/24	1.000%(Q)	800	0.705%	12,570	(866)	13,436	Barclays Bank PLC
People’s Republic of China (D04)	12/20/24	1.000%(Q)	3,600	0.510%	109,749	(3,898)	113,647	Barclays Bank PLC
Republic of Argentina (D04)	12/20/24	1.000%(Q)	2,000	103.524%	(1,284,005)	(2,166)	(1,281,839)	Barclays Bank PLC
Republic of Brazil (D04)	12/20/24	1.000%(Q)	4,800	1.213%	(44,082)	(5,197)	(38,885)	Barclays Bank PLC
Republic of Chile (D04)	12/20/24	1.000%(Q)	800	0.436%	23,293	(866)	24,159	Barclays Bank PLC
Republic of Colombia (D04)	12/20/24	1.000%(Q)	2,000	0.818%	20,202	(2,166)	22,368	Barclays Bank PLC
Republic of Indonesia (D04)	12/20/24	1.000%(Q)	3,200	0.957%	40,442	(3,465)	43,907	Barclays Bank PLC
Republic of Lebanon (D04)	12/20/24	1.000%(Q)	800	18.956%	(363,561)	(866)	(362,695)	Barclays Bank PLC
Republic of Panama (D04)	12/20/24	1.000%(Q)	800	0.502%	20,661	(866)	21,527	Barclays Bank PLC
Republic of Peru (D04)	12/20/24	1.000%(Q)	800	0.530%	19,564	(866)	20,430	Barclays Bank PLC

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	103

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)* (cont’d.):
Republic of Philippines (D04)	12/20/24	1.000%(Q)	800	0.508%	$24,459	$(866)	$25,325	Barclays Bank PLC
Republic of South Africa (D04)	12/20/24	1.000%(Q)	3,600	1.857%	(147,222)	(3,898)	(143,324)	Barclays Bank PLC
Republic of Turkey (D04)	12/20/24	1.000%(Q)	4,800	3.341%	(505,866)	(5,197)	(500,669)	Barclays Bank PLC
Russian Federation (D04)	12/20/24	1.000%(Q)	3,200	0.756%	40,969	(3,465)	44,434	Barclays Bank PLC
State of Qatar (D04)	12/20/24	1.000%(Q)	800	0.467%	22,083	(866)	22,949	Barclays Bank PLC
United Mexican States (D04)	12/20/24	1.000%(Q)	4,800	0.927%	22,871	(5,197)	28,068	Barclays Bank PLC

					$(11,010,900)	$(312,737)	$(10,698,163)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on credit indices—Buy Protection(1)*:
CDX.EM.29.V1 (D01)	06/20/23	1.000%(Q)	125,000	$3,286,437	$(29,191)	$3,315,628	Barclays Bank PLC
CDX.EM.29.V1 (D02)	06/20/23	1.000%(Q)	100,000	2,629,150	1,865	2,627,285	Citibank, N.A.
CDX.EM.32.V1 (D03)	12/20/24	1.000%(Q)	50,000	2,261,777	(50,713)	2,312,490	Barclays Bank PLC
CDX.EM.32.V1 (D04)	12/20/24	1.000%(Q)	40,000	1,809,421	(34,426)	1,843,847	Barclays Bank PLC

				$9,986,785	$(112,465)	$10,099,250

*

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The up-front premium is attached to the index of the trade. Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s). Individual packages in the tables above are denoted by the corresponding footnotes (D01—D04).

See Notes to Financial Statements.

104

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^:
American Money Management Corporation	11/26/19	1.000%(M)		296	*	$222	$—	$222	Goldman Sachs International
Anchorage CLO	11/26/19	0.500%(M)	EUR	695	*	323	—	323	Goldman Sachs International
Anchorage CLO	11/26/19	1.000%(M)	EUR	662	*	615	—	615	Goldman Sachs International
AXA CLO	11/26/19	0.500%(M)	EUR	347	*	161	—	161	Goldman Sachs International
Bardin Hill Loan Advisors European Funding	11/26/19	1.000%(M)	EUR	409	*	379	—	379	Goldman Sachs International
Barings CLO	11/26/19	1.000%(M)		48	*	36	—	36	Goldman Sachs International
Bear Stearns Asset Backed Securities Trust	11/27/19	1.250%(M)		1,316	*	1,278	—	1,278	Goldman Sachs International
Bear Stearns Asset Backed Securities Trust	11/27/19	1.250%(M)		736	*	715	—	715	Goldman Sachs International
BlueMountain CLO	11/26/19	1.000%(M)		140	*	105	—	105	Goldman Sachs International
Cairn CLO BV	11/26/19	1.000%(M)	EUR	340	*	316	—	316	Goldman Sachs International
Canyon CLO	11/26/19	0.500%(M)		99	*	37	—	37	Goldman Sachs International
CIFC CLO	11/26/19	1.000%(M)		106	*	79	—	79	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/26/19	1.250%(M)		594	*	597	—	597	Goldman Sachs International

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	105

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Citigroup Commercial Mortgage Trust	11/26/19	1.250%(M)	377	6.940%	$379	$—	$379	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/26/19	1.250%(M)	346	*	348	—	348	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/26/19	1.250%(M)	202	4.670%	203	—	203	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)	692	*	696	—	696	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)	546	19.740%	550	—	550	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)	507	*	510	—	510	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)	392	*	394	—	394	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)	364	6.940%	366	—	366	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)	246	7.460%	248	—	248	Goldman Sachs International
Commerzbank CLO	11/26/19	1.000%(M)	EUR 338	*	314	—	314	Goldman Sachs International
Connecticut Avenue Securities	11/27/19	1.250%(M)	2,810	*	2,729	—	2,729	Goldman Sachs International
Connecticut Avenue Securities	11/27/19	1.250%(M)	1,858	*	1,805	—	1,805	Goldman Sachs International
CSAM CLO	11/26/19	1.000%(M)	92	*	69	—	69	Goldman Sachs International

See Notes to Financial Statements.

106

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
DFG CLO	11/26/19	1.000%(M)	82	*	$61	$—	$61	Goldman Sachs International
Ellington CLO	11/26/19	1.000%(M)	1,660	*	1,244	—	1,244	Goldman Sachs International
Equity One Home Equity	11/27/19	1.250%(M)	486	*	472	—	472	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)	1,716	*	1,666	—	1,666	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)	994	*	965	—	965	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)	697	*	677	—	677	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)	423	*	411	—	411	Goldman Sachs International
Freddie Mac	11/27/19	1.250%(M)	753	*	731	—	731	Goldman Sachs International
GMAC Home Equity	11/27/19	1.250%(M)	314	*	305	—	305	Goldman Sachs International
GMAC Home Equity	11/27/19	1.250%(M)	294	*	286	—	286	Goldman Sachs International
GS Mortgage Securities Trust	11/26/19	1.250%(M)	328	7.460%	330	—	330	Goldman Sachs International
GS Mortgage Securities Trust	11/26/19	1.250%(M)	317	*	318	—	318	Goldman Sachs International
GSO CLO	11/26/19	1.000%(M)	145	*	109	—	109	Goldman Sachs International

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	107

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
GSR Mortgage Loan Trust	11/27/19	1.250%(M)		546	*	$530	$—	$530	Goldman Sachs International
ICG CLO	11/26/19	0.500%(M)		246	*	7	—	7	Goldman Sachs International
Invesco CLO	11/26/19	0.500%(M)		108	*	40	—	40	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/26/19	1.250%(M)		877	8.827%	882	—	882	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/26/19	1.250%(M)		555	*	559	—	559	Goldman Sachs International
JPMorgan Chase Commercial Mortgage Securities	11/26/19	1.250%(M)		323	*	325	—	325	Goldman Sachs International
JPMorgan Chase Commercial Mortgage Securities	11/26/19	1.250%(M)		120	*	121	—	121	Goldman Sachs International
LCM CLO	11/26/19	1.000%(M)		93	*	69	—	69	Goldman Sachs International
Lehman Home Equity	11/27/19	1.250%(M)		259	*	251	—	251	Goldman Sachs International
MJX CLO	11/26/19	0.500%(M)		115	*	43	—	43	Goldman Sachs International
Morgan Stanley Home Equity	11/27/19	1.250%(M)		297	*	288	—	288	Goldman Sachs International
Oak Hill CLO	11/26/19	1.000%(M)	EUR	388	*	360	—	360	Goldman Sachs International
Och-Ziff CLO	11/26/19	0.500%(M)		305	*	114	—	114	Goldman Sachs International

See Notes to Financial Statements.

108

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Octagon CLO	11/26/19	1.000%(M)	24	*	$18	$—	$18	Goldman Sachs International
Octagon Investment Partners XV Ltd.	11/26/19	1.000%(M)	200	*	150	—	150	Goldman Sachs International
Palmer Square CLO	11/26/19	0.500%(M)	138	*	52	—	52	Goldman Sachs International
PineBridge CLO	11/26/19	0.500%(M)	83	*	31	—	31	Goldman Sachs International
Shenkman Capital	11/26/19	1.000%(M)	51	*	38	—	38	Goldman Sachs International
Sound Point CLO Ltd.	11/26/19	0.500%(M)	697	*	261	—	261	Goldman Sachs International
Sound Point CLO Ltd.	11/26/19	0.500%(M)	335	*	125	—	125	Goldman Sachs International
Sound Point CLO Ltd.	11/26/19	1.000%(M)	326	*	244	—	244	Goldman Sachs International
Sound Point CLO Ltd.	11/26/19	1.000%(M)	53	*	39	—	39	Goldman Sachs International
Steele Creek	11/26/19	1.000%(M)	249	*	187	—	187	Goldman Sachs International
Structured Agency Credit Risk	11/27/19	1.250%(M)	1,825	*	1,773	—	1,773	Goldman Sachs International
Structured Agency Credit Risk	11/27/19	1.250%(M)	908	*	882	—	882	Goldman Sachs International
Structured Agency Credit Risk	11/27/19	1.250%(M)	841	*	817	—	817	Goldman Sachs International

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	109

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
THL CLO	11/26/19	0.500%(M)	140	*	$53	$—	$53	Goldman Sachs International
Voya CLO	11/26/19	1.000%(M)	241	*	180	—	180	Goldman Sachs International
WellFleet CLO	11/26/19	0.500%(M)	208	*	78	—	78	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/26/19	1.250%(M)	1,066	*	1,072	—	1,072	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/26/19	1.250%(M)	199	*	200	—	200	Goldman Sachs International

					$30,838	$—	$30,838

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Hellenic Republic	12/20/19	1.000%(Q)	20,000	$(43,070)	$14,624	$(57,694)	Bank of America, N.A.
Hellenic Republic	06/20/23	1.000%(Q)	1,000	(1,555)	72,272	(73,827)	Bank of America, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	4,400	(135,502)	(81,397)	(54,105)	Bank of America, N.A.
Republic of Argentina	06/20/21	5.000%(Q)	3,315	1,935,532	1,275,853	659,679	Morgan Stanley & Co. International PLC
Republic of Argentina	06/20/21	5.000%(Q)	1,450	846,613	570,189	276,424	Barclays Bank PLC
Republic of Argentina	06/20/22	5.000%(Q)	1,200	790,216	659,412	130,804	Citibank, N.A.
Republic of Italy	06/20/23	1.000%(Q)	4,000	(61,882)	45,880	(107,762)	Bank of America, N.A.
United Mexican States	06/20/23	1.000%(Q)	1,400	(20,279)	6,475	(26,754)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	1,385	(20,062)	15,895	(35,957)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	460	(6,663)	5,922	(12,585)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	460	(6,664)	5,428	(12,092)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	455	(6,591)	1,956	(8,547)	Citibank, N.A.
United Mexican States	06/20/23	1.000%(Q)	240	(3,476)	1,110	(4,586)	Citibank, N.A.
United Mexican States	12/20/24	1.000%(Q)	440	(2,096)	3,186	(5,282)	Citibank, N.A.

				$3,264,521	$2,596,805	$667,716

See Notes to Financial Statements.

110

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
AT&T Inc.	06/20/20	1.000%(Q)	5,000	0.146%	$33,212	$27,546	$5,666	BNP Paribas S.A.
Hellenic Republic	06/20/23	1.000%(Q)	1,000	1.188%	(5,390)	(90,160)	84,770	Bank of America, N.A.
Hellenic Republic	12/20/23	1.000%(Q)	10,000	1.318%	(113,184)	(1,078,723)	965,539	Bank of America, N.A.
Hellenic Republic	06/20/24	1.000%(Q)	1,000	1.456%	(18,673)	(188,814)	170,141	Barclays Bank PLC
Hellenic Republic	12/20/25	1.000%(Q)	10,000	1.756%	(408,604)	(1,631,034)	1,222,430	Bank of America, N.A.
Hellenic Republic	12/20/25	1.000%(Q)	3,700	1.756%	(151,183)	(603,698)	452,515	Bank of America, N.A.
Kingdom of Saudi Arabia	06/20/24	1.000%(Q)	885	0.634%	15,525	3,767	11,758	Morgan Stanley &Co. International PLC
Kingdom of Spain	06/20/23	1.000%(Q)	4,400	0.256%	121,648	56,229	65,419	Bank of America, N.A.
Petroleo Brasileiro SA	03/20/20	1.000%(Q)	2,180	0.224%	9,123	5,073	4,050	Credit Suisse International
Petroleos Mexicanos	06/20/23	1.000%(Q)	9,450	1.918%	(289,616)	(1,033,289)	743,673	BNP Paribas S.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	1,165	1.918%	(35,704)	(54,333)	18,629	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	1,155	1.918%	(35,397)	(64,660)	29,263	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	385	1.918%	(11,799)	(22,088)	10,289	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	385	1.918%	(11,799)	(21,687)	9,888	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	380	1.918%	(11,646)	(17,806)	6,160	Citibank, N.A.
Petroleos Mexicanos	06/20/23	1.000%(Q)	195	1.918%	(5,976)	(9,089)	3,113	Citibank, N.A.
Petroleos Mexicanos	12/20/24	1.000%(Q)	440	2.529%	(31,160)	(42,669)	11,509	Citibank, N.A.
Republic of Argentina	06/20/24	5.000%(Q)	3,315	96.813%	(2,015,090)	(1,528,021)	(487,069)	Morgan Stanley &Co. International PLC

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	111

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)(cont’d.):
Republic of Argentina	06/20/24	5.000%(Q)	1,450	96.813%	$(881,412	$(681,903)	$(199,509)	Barclays Bank PLC
Republic of Argentina	06/20/24	5.000%(Q)	1,200	106.194%	(804,686)	(688,085)	(116,601)	Citibank, N.A.
Republic of Brazil	12/20/19	1.000%(Q)	2,665	0.293%	5,712	2,546	3,166	HSBC Bank USA, N.A.
Republic of Indonesia	09/20/20	1.000%(Q)	8,000	0.131%	71,340	(183,199)	254,539	Barclays Bank PLC
Republic of Italy	06/20/23	1.000%(Q)	4,000	0.888%	20,416	(177,893)	198,309	Bank of America, N.A.
Republic of Korea	12/20/19	1.000%(Q)	4,610	0.118%	11,000	5,544	5,456	Citibank, N.A.
Republic of Serbia	06/20/21	1.000%(Q)	5,000	0.208%	70,342	52,624	17,718	BNP Paribas S.A.
T-Mobile USA, Inc.	12/20/19	5.000%(Q)	6,585	0.144%	82,613	43,342	39,271	Credit Suisse International
United Mexican States	12/20/20	1.000%(Q)	7,000	0.262%	66,976	(77,813)	144,789	Goldman Sachs International

					$(4,323,412)	$(7,998,293)	$3,674,881

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Buy Protection(1):
CDX.NA.IG.33.V1	12/20/29	1.000%(Q)	107,375	$441,302	$174,235	$(267,067)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2):
CMBX.NA.6.AA	05/11/63	1.500%(M)	10,000	*	$207,358	$110,696	$96,662	Deutsche Bank AG
CMBX.NA.6.AA	05/11/63	1.500%(M)	2,000	*	41,472	(65,457)	106,929	JPMorgan Securities LLC

					$248,830	$45,239	$203,591

See Notes to Financial Statements.

112

Credit default swap agreements outstanding at October 31, 2019 (continued):

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	113

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
BRL	18,614	01/02/25	6.640%(T)	1 Day BROIS(2)(T)	$—	$193,710	$193,710
BRL	21,128	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	229,735	229,735
BRL	17,000	01/04/27	6.912%(T)	1 Day BROIS(2)(T)	—	248,012	248,012
CNH	51,840	06/14/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	184	(61,930)	(62,114)
CNH	147,000	06/28/24	2.901%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(179,263)	(179,263)
CNH	43,300	09/19/24	2.940%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(40)	(46,917)	(46,877)
CNH	37,800	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(23)	(62,821)	(62,798)
EUR	79,640	05/11/20	(0.054)%(A)	6 Month EURIBOR(1)(S)	(190,612)	(209,308)	(18,696)
EUR	17,665	05/11/21	0.100%(A)	6 Month EURIBOR(1)(S)	(92,520)	(173,354)	(80,834)
EUR	20,545	05/11/22	0.156%(A)	6 Month EURIBOR(1)(S)	43,876	(342,308)	(386,184)
EUR	15,410	05/11/23	0.650%(A)	6 Month EURIBOR(1)(S)	(342,416)	(671,995)	(329,579)
EUR	6,595	05/11/33	1.000%(A)	6 Month EURIBOR(1)(S)	395,138	(842,108)	(1,237,246)
EUR	3,985	05/11/37	1.253%(A)	6 Month EURIBOR(1)(S)	139,351	(744,004)	(883,355)
EUR	350	05/11/39	1.100%(A)	1 Day EONIA(2)(A)	76,560	69,568	(6,992)
EUR	2,955	05/11/42	1.350%(A)	6 Month EURIBOR(1)(S)	109,595	(710,721)	(820,316)
EUR	475	05/11/43	1.350%(A)	6 Month EURIBOR(1)(S)	4,934	(118,097)	(123,031)
GBP	3,280	05/08/21	0.716%(S)	6 Month GBP LIBOR(1)(S)	39,091	8,458	(30,633)
GBP	4,050	05/08/24	0.950%(A)	1 Day SONIA(1)(A)	(128,381)	(108,013)	20,368
GBP	4,000	05/08/26	1.000%(A)	1 Day SONIA(1)(A)	(91,874)	(167,571)	(75,697)
GBP	4,465	05/08/29	1.100%(A)	1 Day SONIA(1)(A)	(300,329)	(304,509)	(4,180)

See Notes to Financial Statements.

114

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	1,100	05/08/34	1.200%(A)	1 Day SONIA(1)(A)	$(61,374)	$(118,618)	$(57,244)
JPY	7,870,930	12/17/20	0.015%(S)	6 Month JPY LIBOR(1)(S)	—	(78,656)	(78,656)
	238,735	02/05/20	2.350%(S)	3 Month LIBOR(1)(Q)	50,769	(229,397)	(280,166)
	94,300	03/12/20	2.405%(T)	1 Day USOIS(2)(T)	362	380,641	380,279
	220,620	04/25/20	2.328%(T)	1 Day USOIS(2)(T)	(3,575)	1,018,807	1,022,382
	2,337,600	05/11/20	1.763%(S)	3 Month LIBOR(1)(Q)	41,405,090	(6,555,209)	(47,960,299)
	112,800	05/11/21	1.600%(S)	3 Month LIBOR(2)(Q)	(376,568)	271,605	648,173
	854,183	06/15/21	1.830%(S)	3 Month LIBOR(2)(Q)	—	2,846,252	2,846,252
	250,833	09/15/21	1.381%(S)	3 Month LIBOR(2)(Q)	(352,073)	(553,176)	(201,103)
	540,245	09/15/21	1.480%(S)	3 Month LIBOR(2)(Q)	517,187	(308,157)	(825,344)
	387,600	09/15/21	1.604%(S)	3 Month LIBOR(2)(Q)	1,619,760	582,748	(1,037,012)
	16,120	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(452,530)	(452,530)
	11,430	08/31/22	2.550%(A)	1 Day USOIS(1)(A)	2,236	(429,742)	(431,978)
	10,635	08/31/22	2.552%(A)	1 Day USOIS(1)(A)	—	(400,491)	(400,491)
	36,155	02/29/24	1.520%(S)	3 Month LIBOR(2)(Q)	—	98,257	98,257
	173,080	05/11/24	2.139%(S)	3 Month LIBOR(1)(Q)	(2,979,826)	(5,884,415)	(2,904,589)
	13,615	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	(431,702)	(431,702)
	291,235	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	1,162,401	(9,257,984)	(10,420,385)
	89,045	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	307,192	(2,854,692)	(3,161,884)
	36,550	09/09/24	2.558%(S)	3 Month LIBOR(1)(Q)	(584,659)	(1,862,676)	(1,278,017)
	99,875	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	263,894	(4,739,500)	(5,003,394)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	115

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
4,300	02/23/25	2.232%(S)	3 Month LIBOR(1)(Q)	$181	$(163,961)	$(164,142)
44,450	02/25/25	2.208%(S)	3 Month LIBOR(1)(Q)	453	(1,641,708)	(1,642,161)
18,415	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	15,095	(1,192,032)	(1,207,127)
16,810	02/28/25	3.019%(S)	3 Month LIBOR(1)(Q)	—	(1,345,173)	(1,345,173)
3,370	05/11/25	1.900%(S)	3 Month LIBOR(1)(Q)	191,039	(87,416)	(278,455)
2,500	05/11/25	2.300%(A)	1 Day USOIS(1)(A)	(82,382)	(144,636)	(62,254)
330,667	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(228,936)	(29,768,186)	(29,539,250)
188,411	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	132,018	(18,338,760)	(18,470,778)
8,715	01/31/26	2.236%(S)	3 Month LIBOR(1)(Q)	—	(433,702)	(433,702)
16,820	01/31/26	2.269%(A)	1 Day USOIS(1)(A)	24,286	(1,053,773)	(1,078,059)
14,145	03/12/26	2.290%(A)	1 Day USOIS(1)(A)	252	(912,487)	(912,739)
2,250	04/30/26	1.876%(S)	3 Month LIBOR(1)(Q)	(8,196)	(52,253)	(44,057)
52,572	02/15/27	1.824%(A)	1 Day USOIS(1)(A)	667,355	(1,886,728)	(2,554,083)
53,535	02/15/27	1.899%(A)	1 Day USOIS(1)(A)	38,163	(2,233,136)	(2,271,299)
12,575	02/15/27	1.965%(A)	1 Day USOIS(1)(A)	—	(588,745)	(588,745)
23,100	02/15/27	2.068%(A)	1 Day USOIS(1)(A)	(15,258)	(1,265,196)	(1,249,938)
11,080	05/08/27	2.309%(S)	3 Month LIBOR(1)(Q)	—	(686,450)	(686,450)
9,360	05/15/27	1.823%(A)	1 Day USOIS(1)(A)	—	(356,459)	(356,459)
305,886	08/15/28	2.579%(A)	1 Day USOIS(1)(A)	(3,762,047)	(32,961,757)	(29,199,710)
104,670	08/15/28	2.835%(S)	3 Month LIBOR(1)(Q)	(333,232)	(11,176,045)	(10,842,813)
127,280	05/11/29	2.000%(S)	3 Month LIBOR(1)(Q)	(137,782)	(5,278,599)	(5,140,817)

See Notes to Financial Statements.

116

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
4,570	08/21/44	3.190%(S)	3 Month LIBOR(1)(Q)	$(315,884)	$(1,342,705)	$(1,026,821)
3,755	09/27/46	1.380%(A)	1 Day USOIS(1)(A)	218	128,996	128,778
6,715	05/11/48	2.300%(S)	3 Month LIBOR(1)(Q)	1,241,571	(837,287)	(2,078,858)
34,915	05/11/49	2.300%(S)	3 Month LIBOR(1)(Q)	2,594,321	(4,466,014)	(7,060,335)
2,925	05/11/49	2.500%(A)	1 Day USOIS(2)(A)	279,376	683,197	403,821

				$40,933,961	$(150,353,086)	$(191,287,047)

Notional Amount (000)#	Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciaton (Depreciation)	Counterparty
OTC Interest Rate Swap Agreement:
10,720	02/22/49	2.311%(S)	1 Week MUNIPSA(1)(Q)	$(2,066,445)	$—	$(2,066,445)	JPMorgan Chase Bank, N.A.

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Total return swap agreements outstanding at October 31, 2019:

Reference Entity	Financing Rate	Counterparty	Termination Date	Long (Short) Notional Amount (000)#(1)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)(2)
OTC Total Return Swap Agreement:
IOS. FN30.450.10 Index(M)	1 Month LIBOR(M)	Credit Suisse International	1/12/41	3,832	$(8,395)	$(9,728)	$1,333

(1)

On a long total return swap, the Fund receives payments for any positive return on the reference entity (makes payments for any negative return) and pays the financing rate. On a short total return swap, the Fund makes payments for any positive return on the reference entity (receives payments for any negative return) and receives the financing rate.

(2)	Upfront/recurring fees or commissions, as applicable, are included in the net unrealized appreciation (depreciation).

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	117

Schedule of Investments (continued)

as of October 31, 2019

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$2,987,434	$(8,778,613)	$19,973,708	$(18,060,707)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$63,952,000	$22,313,601

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Automobiles	$—	$11,651,915	$—
Collateralized Loan Obligations	—	465,568,092	—
Consumer Loans	—	40,299,410	—
Home Equity Loans	—	24,226,315	—
Other	—	3,163,472	—
Residential Mortgage-Backed Securities	—	76,025,048	—
Student Loans	—	54,346,844	—
Bank Loans	—	36,668,359	14,301,819
Commercial Mortgage-Backed Securities	—	198,532,311	—
Corporate Bonds	—	808,833,553	—
Municipal Bonds	—	37,046,166	—
Residential Mortgage-Backed Securities	—	98,662,350	26,300,000
Sovereign Bonds	—	190,749,633	—
U.S. Treasury Obligations	—	25,301,198	—
Common Stock	1,055,499	—	—

See Notes to Financial Statements.

118

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Affiliated Mutual Funds	$322,286,106	$—	$—
Options Purchased	—	69,614,735	—

Total	$323,341,605	$2,140,689,401	$40,601,819

Liabilities
Options Written	$—	$(58,605,480)	$—

Other Financial Instruments*
Assets
Futures Contracts	$11,490,862	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	40,856,226	—
OTC Cross Currency Exchange Contracts	—	14,239,237	—
OTC Packaged Credit Default Swap Agreements	—	13,865,903	—
OTC Credit Default Swap Agreements	—	4,329,098	30,838
Centrally Cleared Interest Rate Swap Agreements	—	6,219,767	—

Total	$11,490,862	$79,510,231	$30,838

Liabilities
Futures Contracts	$(18,437,507)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(40,159,735)	—
OTC Cross Currency Exchange Contracts	—	(8,004,738)	—
OTC Packaged Credit Default Swap Agreements	—	(14,890,018)	—
Centrally Cleared Credit Default Swap Agreement	—	(267,067)	—
OTC Credit Default Swap Agreements	—	(5,139,159)	—
Centrally Cleared Interest Rate Swap Agreements	—	(197,506,814)	—
OTC Interest Rate Swap Agreement	—	(2,066,445)	—
OTC Total Return Swap Agreement	—	(8,395)	—

Total	$(18,437,507)	$(268,042,371)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

The following is a reconciliation of assets in which unobservable inputs (Level 3) were used in determining fair value:

	Asset-Backed Securities— Residential Mortgage-Backed Securities	Bank Loans	Corporate Bonds
Balance as of 10/31/18	$20,813,302	$1,138,500	$1,567,956
Realized gain (loss)	40,856	(25,563)	—
Change in unrealized appreciation (depreciation)	1,121	795,999	—

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	119

Schedule of Investments (continued)

as of October 31, 2019

	Asset-Backed Securities— Residential Mortgage-Backed Securities	Bank Loans	Corporate Bonds
Purchases/Exchanges/Issuances	$—	$13,049,665	$—
Sales/Paydowns	(20,875,930)	(285,553)	—
Accrued discount/premium	20,651	347	—
Transfers into of Level 3	—	766,924	—
Transfers out of Level 3	—	(1,138,500)	(1,567,956)

Balance as of 10/31/19	$—	$14,301,819	$—

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$795,999	$—

	Residential Mortgage-Backed Securities	Options Written	Credit Default Swap Agreements
Balance as of 10/31/18	$—	$(41,572)	$38,374
Realized gain (loss)	—	48,601	37,192
Change in unrealized appreciation (depreciation)	—	(7,029)	30,838
Purchases/Exchanges/Issuances	26,300,000	—	—
Sales/Paydowns	—	—	(75,566)
Accrued discount/premium	—	—	—
Transfers into of Level 3	—	—	—
Transfers out of Level 3	—	—	—

Balance as of 10/31/19	$26,300,000	$—	$30,838

Change in unrealized appreciation (depreciation) relating to securities still held at reporting period end	$—	$—	$30,838

Level 3 securities as presented in the table above are being fair valued using pricing methodologies approved by Board, which contain unobservable inputs as follows:

Level 3 Securities	Fair Value as of October 31, 2019	Valuation Methodology	Unobservable Inputs
Bank Loans	$464,890	Market Approach	Single Broker Indicative Quote
Bank Loans	13,836,929	Pricing at Cost	Unadjusted Purchase Price
Residential Mortgage-Backed Securities	26,300,000	Pricing at Cost	Unadjusted Purchase Price
OTC Credit Default Swap Agreements	30,838	Market Approach	Single Broker Indicative Quote

	$40,632,657

See Notes to Financial Statements.

120

It is the Fund’s policy to recognize transfers in and transfers out at the fair value as of the beginning of period. Securities transferred levels as follows:

Investments in Securities	Amount Transferred	Level Transfer	Logic
Bank Loans	$766,924	L2 to L3	Multiple Broker Quotes to Single Broker Indicative Quote
Bank Loans	$1,138,500	L3 to L2	Single Broker Indicative Quote to Multiple Broker Quotes
Corporate Bonds	$1,567,956	L3 to L2	Single Broker Indicative Quote to Evaluated Bid

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2019 were as follows (unaudited):

Collateralized Loan Obligations	19.7%
Affiliated Mutual Funds (6.1% represents investments purchased with collateral from securities on loan)	13.6
Residential Mortgage-Backed Securities	8.5
Commercial Mortgage-Backed Securities	8.4
Sovereign Bonds	8.0
Banks	4.9
Options Purchased	2.9
Retail	2.7
Student Loans	2.3
Oil & Gas	2.3
Chemicals	2.2
Home Builders	2.1
Commercial Services	2.0
Consumer Loans	1.7
Electric	1.6
Media	1.6
Municipal Bonds	1.6
Telecommunications	1.6
Foods	1.3
Pharmaceuticals	1.2
Packaging & Containers	1.2
U.S. Treasury Obligations	1.1
Home Equity Loans	1.0
Entertainment	1.0
Healthcare-Services	0.9
Auto Parts & Equipment	0.9
Insurance	0.7
Software	0.7
Aerospace & Defense	0.7
Auto Manufacturers	0.6
Pipelines	0.5

Household Products/Wares	0.5%
Automobiles	0.5
Electrical Components & Equipment	0.5
Lodging	0.4
Diversified Financial Services	0.4
Real Estate	0.4
Semiconductors	0.3
Building Materials	0.3
Electronics	0.3
Computers	0.3
Healthcare-Products	0.3
Airlines	0.2
Gas	0.2
Real Estate Investment Trusts (REITs)	0.2
Engineering & Construction	0.2
Advertising	0.2
Leisure Time	0.2
Other	0.1
Miscellaneous Manufacturing	0.1
Energy-Alternate Sources	0.1
Apparel	0.1
Biotechnology	0.1
Water	0.1
Mining	0.1
Home Furnishings	0.1
Oil, Gas & Consumable Fuels	0.0	*
Forest Products & Paper	0.0	*
Agriculture	0.0	*
Beverages	0.0	*
Savings & Loans	0.0	*
Oil & Gas Services	0.0	*
Textiles	0.0	*

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	121

Schedule of Investments (continued)

as of October 31, 2019

Industry Classification (continued):

Machinery-Diversified	0.0 *%

105.7
Options Written	(2.5)
Liabilities in excess of other assets	(3.2)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives		Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Credit contracts	—	$—	Due from/to broker-variation margin swaps	$267,067	*
Credit contracts	Premiums paid for OTC swap agreements	2,987,434	Premiums received for OTC swap agreements	8,768,885
Credit contracts	Unaffiliated investments	12,364	Options written outstanding, at value	272,201
Credit contracts	Unrealized appreciation on OTC swap agreements	19,972,375	Unrealized depreciation on OTC swap agreements	15,994,262
Foreign exchange contracts	Unaffiliated investments	68,109,346	Options written outstanding, at value	58,333,279
Foreign exchange contracts	Unrealized appreciation on OTC cross currency exchange contracts	14,239,237	Unrealized depreciation on OTC cross currency exchange contracts	8,004,738
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	40,856,226	Unrealized depreciation on OTC forward foreign currency exchange contracts	40,159,735

See Notes to Financial Statements.

122

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Interest rate contracts	Due from/to broker-variation margin futures	$11,490,862	*	Due from/to broker-variation margin futures	$18,437,507	*
Interest rate contracts	Due from/to broker-variation margin swaps	6,219,767	*	Due from/to broker-variation margin swaps	197,506,814	*
Interest rate contracts	—	—		Premiums received for OTC swap agreements	9,728
Interest rate contracts	Unaffiliated investments	1,493,025		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	1,333		Unrealized depreciation on OTC swap agreements	2,066,445

		$165,381,969			$349,820,661

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(136,016)	$2,421,056	$—	$—	$1,888,768
Foreign exchange contracts	(20,820,666)	13,341,569	—	23,964,013	—
Interest rate contracts	(1,647,671)	684,863	146,070,592	—	47,877,494

Total	$(22,604,353)	$16,447,488	$146,070,592	$23,964,013	$49,766,262

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(31,231)	$(46,351)	$—	$—	$1,374,673

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	123

Schedule of Investments (continued)

as of October 31, 2019

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Foreign exchange contracts	$(50,384,628)	$60,653,262	$—	$(13,833,198)	$—
Interest rate contracts	938,521	(7,029)	3,065,029	—	(267,644,528)

Total	$(49,477,338)	$60,599,882	$3,065,029	$(13,833,198)	$(266,269,855)

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2019, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$106,827,892	$3,450,597,607	$2,442,345,180	$1,464,605,110	$806,799,590

Forward Foreign Currency Exchange Contracts—Sold(3)	Cross Currency Exchange Contracts(4)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$1,181,444,938	$166,764,783	$8,298,899,719	$362,528,000

Credit Default Swap Agreements— Sell Protection(2)	Total Return Swap Agreements(2)	Inflation Swap Agreements(2)
$403,024,377	$6,675,200	$11,355,000

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives and entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives and financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

See Notes to Financial Statements.

124

Description	Gross Market Value of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Securities on Loan	$140,307,590	$(140,307,590)	$—

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$10,338,856	$(9,795,698)	$543,158	$(543,158)	$—
Barclays Bank PLC	15,214,095	(14,964,138)	249,957	(249,957)	—
BNP Paribas S.A.	11,655,210	(12,093,894)	(438,684)	—	(438,684)
Citibank, N.A.	10,810,300	(17,178,174)	(6,367,874)	6,367,874	—
Credit Suisse International	177,868	(547,442)	(369,574)	312,928	(56,646)
Deutsche Bank AG	27,184,955	(29,457,631)	(2,272,676)	1,183,741	(1,088,935)
Goldman Sachs International	14,496,715	(11,160,279)	3,336,436	(1,765,115)	1,571,321
HSBC Bank USA, N.A.	2,186,396	(2,755,375)	(568,979)	309,081	(259,898)
JPMorgan Chase Bank, N.A.	4,251,303	(6,405,145)	(2,153,842)	1,898,685	(255,157)
JPMorgan Securities LLC	106,929	(65,457)	41,472	—	41,472
Morgan Stanley & Co. International PLC	50,794,085	(26,589,232)	24,204,853	(23,203,275)	1,001,578
The Toronto-Dominion Bank	227,554	(676,601)	(449,047)	441,833	(7,214)
UBS AG	227,074	(1,920,207)	(1,693,133)	1,494,503	(198,630)

	$147,671,340	$(133,609,273)	$14,062,067	$(13,752,860)	$309,207

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	125

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments at value, including securities on loan of $140,307,590:
Unaffiliated investments (cost $2,201,514,290)	$2,182,346,719
Affiliated investments (cost $322,258,128)	322,286,106
Cash	14,275
Foreign currency, at value (cost $2,745,743)	2,755,470
Cash segregated for counterparty—OTC	3,981,000
Deposit with broker for centrally cleared/exchange-traded derivatives	63,952,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	40,856,226
Unrealized appreciation on OTC swap agreements	19,973,708
Dividends and interest receivable	18,749,849
Unrealized appreciation on OTC cross currency exchange contracts	14,239,237
Due from broker—variation margin futures	8,413,488
Receivable for Fund shares sold	4,748,375
Receivable for investments sold	4,510,036
Premiums paid for OTC swap agreements	2,987,434
Prepaid expenses	17,506

Total Assets	2,689,831,429

Liabilities
Payable to broker for collateral for securities on loan	143,867,101
Options written outstanding, at value (proceeds received $118,132,267)	58,605,480
Unrealized depreciation on OTC forward foreign currency exchange contracts	40,159,735
Payable for investments purchased	20,607,187
Unrealized depreciation on OTC swap agreements	18,060,707
Due to broker—variation margin swaps	11,999,697
Premiums received for OTC swap agreements	8,778,613
Unrealized depreciation on OTC cross currency exchange contracts	8,004,738
Payable for Fund shares reacquired	6,381,390
Accrued expenses and other liabilities	1,298,711
Management fee payable	1,258,700
Dividends payable	1,185,171
Distribution fee payable	118,501
Affiliated transfer agent fee payable	6,641

Total Liabilities	320,332,372

Net Assets	$2,369,499,057

Net assets were comprised of:
Shares of beneficial interest, at par	$242,625
Paid-in capital in excess of par	2,447,787,094
Total distributable earnings (loss)	(78,530,662)

Net assets, October 31, 2019	$2,369,499,057

See Notes to Financial Statements.

126

Class A
Net asset value and redemption price per share, ($ 142,879,247 ÷ 14,686,031 shares of beneficial interest issued and outstanding)	$9.73
Maximum sales charge (3.25% of offering price)	0.33

Maximum offering price to public	$10.06

Class C
Net asset value, offering price and redemption price per share, ($ 103,132,962 ÷ 10,569,729 shares of beneficial interest issued and outstanding)	$9.76

Class Z
Net asset value, offering price and redemption price per share, ($ 2,040,949,202 ÷ 208,882,321 shares of beneficial interest issued and outstanding)	$9.77

Class R6
Net asset value, offering price and redemption price per share, ($ 82,537,646 ÷ 8,487,300 shares of beneficial interest issued and outstanding)	$9.72

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	127

Statement of Operations

Year Ended October 31, 2019

Net Investment Income (Loss)
Income
Interest income (net of $33,479 foreign withholding tax)	$104,106,030
Affiliated dividend income	1,336,337
Income from securities lending, net (including affiliated income of $140,530)	451,911
Unaffiliated dividend income (net of $21,527 foreign withholding tax)	122,205

Total income	106,016,483

Expenses
Management fee	16,246,661
Distribution fee(a)	1,445,087
Transfer agent’s fees and expenses (including affiliated expense of $42,586)(a)	2,492,166
Custodian and accounting fees	394,455
Shareholders’ reports	232,413
Registration fees(a)	151,821
Audit fee	65,889
Trustees’ fees	56,047
Legal fees and expenses	31,703
SEC registration fees	6,966
Miscellaneous	84,665

Total expenses	21,207,873
Less: Fee waiver and/or expense reimbursement(a)	(1,406,106)

Net expenses	19,801,767

Net investment income (loss)	86,214,716

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $(7,171))	(7,479,987)
Futures transactions	146,070,592
Forward and cross currency contract transactions	23,964,013
Options written transactions	16,447,488
Swap agreement transactions	49,766,262
Foreign currency transactions	(14,546,884)

214,221,484

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $26,281)	36,400,323
Futures	3,065,029
Forward and cross currency contracts	(13,833,198)
Options written	60,599,882
Swap agreements	(266,269,855)
Foreign currencies	(1,350,612)
Unfunded loan commitments	105,191

(181,283,240)

Net gain (loss) on investment and foreign currency transactions	32,938,244

Net Increase (Decrease) In Net Assets Resulting From Operations	$119,152,960

See Notes to Financial Statements.

128

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	369,029	1,076,058	—	—
Transfer agent’s fees and expenses	100,400	83,347	2,300,870	7,549
Registration fees	26,391	19,858	87,262	18,310
Fee waiver and/or expense reimbursement	—	—	(1,393,277)	(12,829)

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	129

Statements of Changes in Net Assets

	Year Ended October 31,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$86,214,716	$66,225,068
Net realized gain (loss) on investment and foreign currency transactions	214,221,484	(7,479,170)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	(181,283,240)	(6,874,171)

Net increase (decrease) in net assets resulting from operations	119,152,960	51,871,727

Dividends and Distributions
Distributions from distributable earnings
Class A	(8,223,808)	(4,734,445)
Class C	(5,131,810)	(2,615,351)
Class Z	(127,037,946)	(60,484,857)
Class R6	(5,142,914)	(11,823,707)

	(145,536,478)	(79,658,360)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	1,253,284,816	1,576,859,957
Net asset value of shares issued in reinvestment of dividends and distributions	118,802,617	62,358,791
Cost of shares reacquired	(1,594,437,537)	(835,611,009)

Net increase (decrease) in net assets from Fund share transactions	(222,350,104)	803,607,739

Total increase (decrease)	(248,733,622)	775,821,106

Net Assets:
Beginning of year	2,618,232,679	1,842,411,573

End of year	$2,369,499,057	$2,618,232,679

See Notes to Financial Statements.

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Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of five funds: PGIM Absolute Return Bond Fund and PGIM QMA Large-Cap Core Equity Fund, each of which are diversified funds and PGIM International Bond Fund, PGIM Select Real Estate Fund and PGIM Real Estate Income Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM Absolute Return Bond Fund (the “Fund”).

The investment objective of the Fund is seek positive returns over the long term, regardless of market conditions.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

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Notes to Financial Statements (continued)

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Bank loans are generally valued at prices provided by approved independent pricing vendors. The pricing vendors utilize broker/dealer quotations and provide prices based on the average of such quotations. Bank loans valued using such vendor prices are generally

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classified as Level 2 in the fair value hierarchy. Bank loans valued based on a single broker quote or at the original transaction price in excess of five business days are classified as Level 3 in the fair value hierarchy.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the

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Notes to Financial Statements (continued)

sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Connecticut Avenue Securities (CAS) and Structured Agency Credit Risk (STACR): The Fund purchased government controlled Fannie Mae and Freddie Mac securities that transfer most of the cost of defaults to private investors including the Fund. These are insurance-like products that are called CAS by Fannie Mae and STACR securities by Freddie Mac. Payments on the securities are based primarily on the performance of a reference pool of underlying mortgages. With such securities, the Fund could lose some or all of its principal if the underlying mortgages experience credit defaults.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign

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currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or

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Notes to Financial Statements (continued)

paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused

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by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Bank Loans: The Fund invested in bank loans. Bank loans include fixed and floating rate loans that are privately negotiated between a corporate borrower and one or more financial institutions, including, but not limited to, term loans, revolvers, and other instruments issued in the bank loan market. The Fund may acquire interests in loans directly (by way of assignment from the selling institution) or indirectly (by way of the purchase of a participation interest from the selling institution). Under a bank loan assignment, the Fund generally will succeed to all the rights and obligations of an assigning lending institution and becomes a lender under the loan agreement with the relevant borrower in connection with that loan. Under a bank loan participation, the Fund generally will have a contractual relationship only with the lender, not with the relevant borrower. As a result, the Fund generally will have the right to receive payments of principal, interest, and any fees to which it is entitled only from the lender selling the participation and only upon receipt by the lender of the payments from the relevant borrower. The Fund may not directly benefit from the collateral supporting the debt obligation in which it has purchased the participation. As a result, the Fund will assume the credit risk of both the borrower and the institution selling the participation to the Fund.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate

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Notes to Financial Statements (continued)

payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a

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buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Total Return Swaps: In a total return swap, one party receives payments based on the market value of the security or the commodity involved, or total return of a specific referenced asset, such as an equity, index or bond, and in return pays a defined amount. The Fund is subject to risk exposures associated with the referenced asset in the normal course of pursuing its investment objectives. The Fund entered into total return swaps to manage its exposure to a security or an index. The Fund’s maximum risk of loss from counterparty credit risk is the change in the value of the security, in the Fund’s favor, from the point of entering into the contract.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the

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Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2019, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Payment-In-Kind: The Fund invested in the open market or receive pursuant to debt restructuring, securities that pay-in-kind (PIK) the interest due on such debt instruments. The PIK interest, computed at the contractual rate specified, is added to the existing

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principal balance of the debt when issued bonds have same terms as the bond or recorded as a separate bond when terms are different from the existing debt, and is recorded as interest income.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net

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investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. The Manager pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

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The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.65% of the Fund’s average daily net assets up to and including $2.5 billion, 0.625% of the next $2.5 billion and 0.60% of the average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.65% for the year ended October 31, 2019.

The Manager has contractually agreed, through February 28, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.73% of average daily net assets for Class Z shares and 0.70% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholdings taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses an any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended October 31, 2019, PIMS received $237,575 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2019, PIMS received $15,652 and $15,939 in contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

PGIM Absolute Return Bond Fund	143

Notes to Financial Statements (continued)

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended October 31, 2019, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2019, were $1,046,809,592 and $1,189,339,040, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2019, is presented as follows:

144

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$193,786,688	$1,039,682,045	$1,055,291,647	$—	$—	$178,177,086	178,177,086	$1,336,337
PGIM Institutional Money Market Fund*
80,235,942	317,741,081	253,887,113	26,281	(7,171)	144,109,020	144,080,204	140,530	**

$274,022,630	$1,357,423,126	$1,309,178,760	$26,281	$(7,171)	$322,286,106		$1,476,867

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2019, the tax character of dividends paid by the Fund was $145,536,478 of ordinary income. For the year ended October 31, 2018, the tax character of dividends paid by the Fund was $79,658,360 of ordinary income.

As of October 31, 2019, the accumulated undistributed earnings on a tax basis were $21,641,548 of ordinary income and $50,211,567 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized depreciation as of October 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Depreciation
$2,399,776,877	$234,875,179	$(384,072,658)	$(149,197,479)

The differences between book basis and tax basis were primarily attributable to deferred losses on wash sales, straddle loss deferral, future and forward contracts, difference in the treatment of premium amortization and other cost basis differences between financial and tax accounting.

The Fund utilized approximately $100,645,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2019.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax

PGIM Absolute Return Bond Fund	145

Notes to Financial Statements (continued)

authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more (prior to July 15, 2019, $500,000 or more on or after July 15, 2019) of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, divided into four classes, designated Class A, Class C, Class Z and Class R6.

At reporting period end, nine shareholders of record, each holding greater than 5% of the Fund, held 85% of the Fund’s outstanding shares.

146

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2019:
Shares sold	4,442,099	$43,073,266
Shares issued in reinvestment of dividends and distributions	689,827	6,662,583
Shares reacquired	(6,378,260)	(61,800,433)

Net increase (decrease) in shares outstanding before conversion	(1,246,334)	(12,064,584)
Shares issued upon conversion from other share class(es)	1,689,345	16,378,210
Shares reacquired upon conversion into other share class(es)	(884,547)	(8,584,142)

Net increase (decrease) in shares outstanding	(441,536)	$(4,270,516)

Year ended October 31, 2018:
Shares sold	7,737,083	$76,766,423
Shares issued in reinvestment of dividends and distributions	363,796	3,599,637
Shares reacquired	(3,470,620)	(34,386,767)

Net increase (decrease) in shares outstanding before conversion	4,630,259	45,979,293
Shares issued upon conversion from other share class(es)	542,478	5,369,357
Shares reacquired upon conversion into other share class(es)	(2,125,033)	(20,970,487)

Net increase (decrease) in shares outstanding	3,047,704	$30,378,163

Class C
Year ended October 31, 2019:
Shares sold	2,984,321	$29,019,658
Shares issued in reinvestment of dividends and distributions	448,654	4,344,042
Shares reacquired	(2,673,798)	(25,968,771)

Net increase (decrease) in shares outstanding before conversion	759,177	7,394,929
Shares reacquired upon conversion into other share class(es)	(1,023,713)	(9,963,113)

Net increase (decrease) in shares outstanding	(264,536)	$(2,568,184)

Year ended October 31, 2018:
Shares sold	3,141,833	$31,222,637
Shares issued in reinvestment of dividends and distributions	219,367	2,176,489
Shares reacquired	(1,939,289)	(19,269,209)

Net increase (decrease) in shares outstanding before conversion	1,421,911	14,129,917
Shares reacquired upon conversion into other share class(es)	(506,587)	(5,024,802)

Net increase (decrease) in shares outstanding	915,324	$9,105,115

Class Z
Year ended October 31, 2019:
Shares sold	119,018,503	$1,158,478,172
Shares issued in reinvestment of dividends and distributions	10,582,780	102,671,705
Shares reacquired	(139,843,800)	(1,358,727,738)

Net increase (decrease) in shares outstanding before conversion	(10,242,517)	(97,577,861)
Shares issued upon conversion from other share class(es)	1,195,240	11,644,060
Shares reacquired upon conversion into other share class(es)	(1,001,402)	(9,741,366)

Net increase (decrease) in shares outstanding	(10,048,679)	$(95,675,167)

Year ended October 31, 2018:
Shares sold	137,049,289	$1,363,011,556
Shares issued in reinvestment of dividends and distributions	4,728,423	46,966,093
Shares reacquired	(50,759,062)	(504,637,628)

Net increase (decrease) in shares outstanding before conversion	91,018,650	905,340,021
Shares issued upon conversion from other share class(es)	2,629,628	26,073,554
Shares reacquired upon conversion into other share class(es)	(2,814,518)	(27,907,422)

Net increase (decrease) in shares outstanding	90,833,760	$903,506,153

PGIM Absolute Return Bond Fund	147

Notes to Financial Statements (continued)

Class R6	Shares	Amount
Year ended October 31, 2019:
Shares sold	2,344,839	$22,713,720
Shares issued in reinvestment of dividends and distributions	530,628	5,124,287
Shares reacquired	(15,116,581)	(147,940,595)

Net increase (decrease) in shares outstanding before conversion	(12,241,114)	(120,102,588)
Shares issued upon conversion from other share class(es)	30,127	291,306
Shares reacquired upon conversion into other share class(es)	(2,578)	(24,955)

Net increase (decrease) in shares outstanding	(12,213,565)	$(119,836,237)

Year ended October 31, 2018:
Shares sold	10,649,660	$105,859,341
Shares issued in reinvestment of dividends and distributions	971,802	9,616,572
Shares reacquired	(28,032,106)	(277,317,405)

Net increase (decrease) in shares outstanding before conversion	(16,410,644)	(161,841,492)
Shares issued upon conversion from other share class(es)	2,284,964	22,552,844
Shares reacquired upon conversion into other share class(es)	(9,358)	(93,044)

Net increase (decrease) in shares outstanding	(14,135,038)	$(139,381,692)

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

148

The Fund utilized the SCA during the year ended October 31, 2019. The average daily balance for the 35 days that the Fund had loans outstanding during the period was approximately $6,045,143, borrowed at a weighted average interest rate of 3.72%. The maximum loan outstanding amount during the period was $41,712,000. At October 31, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may

PGIM Absolute Return Bond Fund	149

Notes to Financial Statements (continued)

lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Mortgage-Backed and Other Asset-Backed Securities Risk: Mortgage-related securities are usually pass-through instruments that pay investors a share of all interest and principal payments from an underlying pool of fixed or adjustable rate mortgages. Asset-backed securities are another type of pass-through instruments that pays interest based upon the cash flow of an underlying pool of assets, such as automobile loans or credit card receivables. Asset-backed securities can also be collateralized by a portfolio of corporate bonds including junk bonds or other securities. The values of mortgage-backed and asset-backed securities vary with changes in interest rates and are particularly sensitive to prepayments (the risk is that the underlying debt instruments may be partially or wholly prepaid during periods of falling interest rates, which could require the Fund to reinvest in lower yielding debt instruments) or extensions (the risk is that rising interest rates may cause the underlying debt instruments to be repaid more slowly by the debtor, causing the value of the securities to fall). Asset-backed securities are also subject to liquidity risk.

150

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

PGIM Absolute Return Bond Fund	151

Financial Highlights

Class A Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.82	$9.93	$9.59	$9.48	$9.79
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.27	0.23	0.25	0.23
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.13	(0.05)	0.33	0.06	(0.30)
Total from investment operations	0.44	0.22	0.56	0.31	(0.07)
Less Dividends and Distributions:
Dividends from net investment income	(0.53)	(0.33)	(0.22)	(0.15)	(0.21)
Tax return of capital distributions	-	-	-	(0.05)	(0.03)
Total dividends and distributions	(0.53)	(0.33)	(0.22)	(0.20)	(0.24)
Net asset value, end of year	$9.73	$9.82	$9.93	$9.59	$9.48
Total Return(b):	4.71%	2.21%	5.95%	3.36%	(0.78)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$142,879	$148,609	$119,969	$197,713	$315,214
Average net assets (000)	$147,612	$142,613	$145,290	$246,082	$383,950
Ratios to average net assets(c)(d)(e):
Expenses after waivers and/or expense reimbursement	1.02%	1.03%	1.15%	1.15%	1.15%
Expenses before waivers and/or expense reimbursement	1.02%	1.04%	1.22%	1.24%	1.24%
Net investment income (loss)	3.24%	2.72%	2.31%	2.67%	2.39%
Portfolio turnover rate(f)	50%	52%	72%	38%	64%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)

Effective March 9, 2015, the contractual distribution and service (12b-1) fees were reduced from 0.30% to 0.25% of the average daily net assets and the 0.05% contractual 12b-1 fee waiver was terminated.

(e)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

152

Class C Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.85	$9.96	$9.62	$9.51	$9.82
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.19	0.15	0.18	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.13	(0.05)	0.34	0.06	(0.31)
Total from investment operations	0.37	0.14	0.49	0.24	(0.15)
Less Dividends and Distributions:
Dividends from net investment income	(0.46)	(0.25)	(0.15)	(0.10)	(0.13)
Tax return of capital distributions	-	-	-	(0.03)	(0.03)
Total dividends and distributions	(0.46)	(0.25)	(0.15)	(0.13)	(0.16)
Net asset value, end of year	$9.76	$9.85	$9.96	$9.62	$9.51
Total Return(b):	3.80%	1.43%	5.16%	2.59%	(1.51)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$103,133	$106,734	$98,789	$118,092	$161,679
Average net assets (000)	$107,605	$102,866	$106,174	$135,510	$183,419
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.78%	1.79%	1.90%	1.90%	1.90%
Expenses before waivers and/or expense reimbursement	1.78%	1.80%	1.97%	1.99%	1.97%
Net investment income (loss)	2.46%	1.93%	1.58%	1.91%	1.62%
Portfolio turnover rate(e)	50%	52%	72%	38%	64%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	153

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.86	$9.97	$9.64	$9.52	$9.83
Income (loss) from investment operations:
Net investment income (loss)	0.34	0.30	0.25	0.27	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.13	(0.06)	0.33	0.08	(0.30)
Total from investment operations	0.47	0.24	0.58	0.35	(0.05)
Less Dividends and Distributions:
Dividends from net investment income	(0.56)	(0.35)	(0.25)	(0.17)	(0.23)
Tax return of capital distributions	-	-	-	(0.06)	(0.03)
Total dividends and distributions	(0.56)	(0.35)	(0.25)	(0.23)	(0.26)
Net asset value, end of year	$9.77	$9.86	$9.97	$9.64	$9.52
Total Return(b):	5.00%	2.48%	6.08%	3.71%	(0.53)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$2,040,949	$2,159,518	$1,277,401	$1,019,254	$1,755,667
Average net assets (000)	$2,155,699	$1,679,461	$1,121,943	$1,396,060	$2,029,397
Ratios to average net assets(c)(d):
Expenses after waivers and/or expensere imbursement	0.73%	0.75%	0.90%	0.90%	0.90%
Expenses before waivers and/or expensere imbursement	0.79%	0.81%	0.96%	0.99%	0.97%
Net investment income (loss)	3.51%	3.01%	2.59%	2.91%	2.61%
Portfolio turnover rate(e)	50%	52%	72%	38%	64%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

154

Class R6 Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$9.82	$9.94	$9.61	$9.49	$9.81
Income (loss) from investment operations:
Net investment income (loss)	0.35	0.29	0.26	0.28	0.25
Net realized and unrealized gain (loss) on investment and foreign currency transactions	0.12	(0.05)	0.32	0.07	(0.30)
Total from investment operations	0.47	0.24	0.58	0.35	(0.05)
Less Dividends and Distributions:
Dividends from net investment income	(0.57)	(0.36)	(0.25)	(0.17)	(0.24)
Tax return of capital distributions	-	-	-	(0.06)	(0.03)
Total dividends and distributions	(0.57)	(0.36)	(0.25)	(0.23)	(0.27)
Net asset value, end of year	$9.72	$9.82	$9.94	$9.61	$9.49
Total Return(b):	4.94%	2.42%	6.15%	3.81%	(0.57)%

Ratios/Supplemental Data:
Net assets, end of year (000)	$82,538	$203,372	$346,253	$175,887	$151,294
Average net assets (000)	$88,570	$329,668	$270,229	$158,967	$125,910
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.70%	0.74%	0.90%	0.84%	0.85%
Expenses before waivers and/or expense reimbursement	0.71%	0.75%	0.90%	0.84%	0.85%
Net investment income (loss)	3.59%	2.95%	2.64%	2.97%	2.61%
Portfolio turnover rate(e)	50%	52%	72%	38%	64%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective August 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Absolute Return Bond Fund	155

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Absolute Return Bond Fund and Board of Trustees Prudential Investment Portfolios 9:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Absolute Return Bond Fund, a series of Prudential Investment Portfolios 9, (the Fund), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended October 31, 2019, and the financial highlights for the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 19, 2019

156

Income Tax Information (unaudited)

For the year ended October 31, 2019, the Fund reports the maximum amount allowable but not less than 59.27% as interest related dividends in accordance with Section 871(k)(1) and 881(e)(1) of the Internal Revenue Code.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute Form 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2019.

We are required by Massachusetts, Missouri and Oregon to inform you that dividends which have been derived from interest on federal obligations are not taxable to shareholders providing the Mutual Fund meets certain requirements mandated by the respective state’s taxing authorities. We are pleased to report that 1.12% of the dividends paid by the Fund qualifies for such deduction.

Please consult your tax adviser or state/local authorities to properly report this information on your tax return. If you have any questions concerning the amounts listed above, please call your financial adviser.

PGIM Absolute Return Bond Fund	157

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Absolute Return Bond Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Absolute Return Bond Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen: 96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Absolute Return Bond Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

_ “Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Absolute Return Bond Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Absolute Return Bond Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”), the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit, and the Fund’s sub-subadvisory agreement with PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM, and where appropriate, affiliates of PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments, the subadviser, and, as relevant, its affiliates, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout

[1]	PGIM Absolute Return Bond Fund is a series of Prudential Investment Portfolios 9.
[2]

Grace C. Torres was an Interested Trustee of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Trustee of the Fund.

PGIM Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, between PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, and between PGIM and PGIML, which serves as the Fund’s sub-subadviser pursuant to the terms of a sub-subadvisory agreement with PGIM, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser and sub-subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser and sub-subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadviser and sub-subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser and sub-subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser and sub-subadviser, to renew the subadvisory and sub-subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed

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Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income, and the sub-subadvisory services provided by PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management, subadvisory and sub-subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also

PGIM Absolute Return Bond Fund

Approval of Advisory Agreements (continued)

considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one, three-, and five-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain

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circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	2nd Quartile	1st Quartile	N/A
Actual Management Fees: 3rd Quartile
Net Total Expenses: 3rd Quartile

•	The Board noted that the Fund outperformed its benchmark index over the three- and five-year periods, though it underperformed over the one-year period.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.70% for Class R6 shares, and 0.73% for Class Z shares through February 29, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board also noted information provided by PGIM Investments which indicated that because the Fund’s expense cap had not been in effect for the full fiscal year, the Fund’s ranking for net total expenses did not reflect the full impact of the expense cap, and that if the expense cap had been in effect for the full fiscal year, the Fund would have ranked in the second quartile of its Peer Group.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Absolute Return Bond Fund

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655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Absolute Return Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM ABSOLUTE RETURN BOND FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PADAX	PADCX	PADZX	PADQX
CUSIP	74441J852	74441J845	74441J829	74441J837

MF213E

PGIM QMA LARGE-CAP CORE EQUITY FUND

ANNUAL REPORT

OCTOBER 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Long-term growth of capital

Highlights (unaudited)

•	Favoring companies with strong earnings quality benefited the Fund during the reporting period.

•	Modestly underweighting the energy sector, which performed quite poorly during the period, helped performance.

•	QMA favors stocks that are inexpensive relative to industry peers. Over the period, this relative value strategy hurt performance.

•	Stock selection in the consumer discretionary and information technology sectors lagged the S&P 500 Index. QMA’s relative value strategy struggled most in these sectors.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC, a Prudential Financial company, member SIPC. QMA is the primary business name of QMA LLC, a wholly owned subsidiary of PGIM, Inc. (PGIM), a Prudential Financial company. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM QMA Large-Cap Core Equity Fund	3

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Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM QMA Large-Cap Core Equity Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM QMA Large-Cap Core Equity Fund

December 16, 2019

PGIM QMA Large-Cap Core Equity Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	4.53	8.14	12.11	—
Class B	5.22	8.36	11.87	—
Class C	8.89	8.56	11.91	—
Class Z	10.91	9.64	13.02	—
Class R6	11.05	N/A	N/A	12.00 (12/28/16)
S&P 500 Index
	14.31	10.77	13.69	—

	Average Annual Total Returns as of 10/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Ten Years (%)	Since Inception (%)
Class A	10.61	9.37	12.74	—
Class B	9.65	8.49	11.87	—
Class C	9.77	8.56	11.91	—
Class Z	10.91	9.64	13.02	—
Class R6	11.05	N/A	N/A	12.00 (12/28/16)
S&P 500 Index
	14.31	10.77	13.69	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the S&P 500 Index by portraying the initial account values at the beginning of the 10-year period for Class Z shares (October 31, 2009) and the account values at the end of the current fiscal year (October 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided for any share class with less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the class’ inception date.

PGIM QMA Large-Cap Core Equity Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class B*	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	5.00% (Yr. 1) 4.00% (Yr. 2) 3.00% (Yr. 3) 2.00% (Yr. 4) 1.00% (Yr. 5) 1.00% (Yr. 6) 0.00% (Yr. 7)	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	1.00%	None	None

*Class B shares are closed to all purchase activity and no additional Class B shares may be purchased or acquired except by exchange from Class B shares of another Fund or through dividend or capital gains reinvestment.

Benchmark Definitions

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed. The average annual total return for the Index measured from the month-end closest to the inception date of the Fund’s Class R6 shares is 13.58%.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Presentation of Fund Holdings as of 10/31/19

Ten Largest Holdings	Line of Business	% of Net Assets
Microsoft Corp.	Software	5.0%
Apple, Inc.	Technology Hardware, Storage & Peripherals	4.9%
Facebook, Inc. (Class A Stock)	Interactive Media & Services	2.4%
Amazon.com, Inc.	Internet & Direct Marketing Retail	1.9%
Alphabet, Inc. (Class C Stock)	Interactive Media & Services	1.8%
Visa, Inc. (Class A Stock)	IT Services	1.8%
Procter & Gamble Co. (The)	Household Products	1.7%
Bank of America Corp.	Banks	1.7%
Intel Corp.	Semiconductors & Semiconductor Equipment	1.6%
Alphabet, Inc. (Class A Stock)	Interactive Media & Services	1.5%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term Investments.

PGIM QMA Large-Cap Core Equity Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM QMA Large-Cap Core Equity Fund’s Class Z shares returned 10.91% in the 12-month reporting period that ended October 31, 2019, underperforming the 14.31% return of the S&P 500 Index (the Index).

What were the market conditions?

•

After finishing 2018 in negative territory, US equities performed quite well for the rest of the reporting period, despite headwinds from slowing global economic growth and protectionist trade policy, specifically the US-China trade war.

•	In response to these concerns, the Federal Reserve has taken a more dovish stance, cutting interest rates three times during the period in an effort to stimulate growth.

•	Investors favored growth stocks at the beginning of the period, while more reasonably priced stocks relative to earnings and book value trailed the market averages.

•	In the latter part of the period, investors generally focused on company fundamentals and began to steer away from speculative growth stocks with little to no earnings.

What worked?

•

The Fund is comprised of a diversified portfolio of stocks that QMA identifies as attractive using a proprietary quantitative model. The model evaluates stocks with regard to quality, earnings expectations, and relative value. The emphasis on these metrics varies based on the growth rate of the company under evaluation.

•	Favoring companies with strong earnings quality benefited the Portfolio during the reporting period.

•

The Fund’s sector weights are established from bottom-up stock selection, and limits are placed on how much these weights can differ from those of the Index. That being said, modestly underweighting the energy sector, which performed quite poorly during the period, helped performance.

What didn’t work?

•	QMA favors stocks that are inexpensive relative to industry peers. Over the period, this relative value strategy hurt performance.

•	Stock selection in the consumer discretionary and information technology sectors lagged the Index. QMA’s relative value strategy struggled most in these sectors.

Did the Fund hold derivatives?

•

The Fund held futures contracts on the Index. QMA used these instruments primarily to manage daily cash flows, provide liquidity, and equitize cash—not as a means of adding to performance. Consequently, the effect on Fund performance was minimal.

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The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return relative to the Index, which is the sum of all contributions by individual holdings during the Fund’s reporting period.

Top Contributors (%)		Top Detractors (%)
Apple Inc.	0.26	DXC Technology Co.	–0.44
Exxon Mobil Corp.	0.21	Macy’s Inc.	–0.34
Pfizer Inc.	0.19	Qurate Retail Inc.	–0.27
QUALCOMM Inc.	0.17	Tapestry Inc.	–0.24
Arconic Inc.	0.16	Walgreens Boots Alliance Inc.	–0.23

Current outlook

•

The equity markets experienced an extraordinary period of relative value underperformance during the reporting period. Historically, similar periods are followed by sharp reversals. Although the timing is uncertain, QMA expects such a rebound may be imminent, as value stock fundamentals had remained steady and QMA had started to see signs of a rotation from poor-quality growth stocks to high-quality value stocks in the latter part of the period.

PGIM QMA Large-Cap Core Equity Fund	11

Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

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and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM QMA Large-Cap Core Equity Fund		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,026.40	0.73%	$3.73
	Hypothetical	$1,000.00	$1,021.53	0.73%	$3.72
Class B	Actual	$1,000.00	$1,022.10	1.58%	$8.05
	Hypothetical	$1,000.00	$1,017.24	1.58%	$8.03
Class C	Actual	$1,000.00	$1,022.80	1.48%	$7.55
	Hypothetical	$1,000.00	$1,017.74	1.48%	$7.53
Class Z	Actual	$1,000.00	$1,028.30	0.48%	$2.45
	Hypothetical	$1,000.00	$1,022.79	0.48%	$2.45
Class R6	Actual	$1,000.00	$1,028.90	0.35%	$1.79
	Hypothetical	$1,000.00	$1,023.44	0.35%	$1.79

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

PGIM QMA Large-Cap Core Equity Fund	13

Schedule of Investments

as of October 31, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 99.0%

COMMON STOCKS

Aerospace & Defense 3.3%
Arconic, Inc.	143,647	$3,945,983
General Dynamics Corp.	21,820	3,857,776
L3Harris Technologies, Inc.	3,100	639,561
Lockheed Martin Corp.	13,933	5,248,282
Northrop Grumman Corp.	3,604	1,270,338
United Technologies Corp.	32,250	4,630,455
Vectrus, Inc.*	5,245	239,749

		19,832,144

Air Freight & Logistics 0.4%
Hub Group, Inc. (Class A Stock)*	4,011	183,704
United Parcel Service, Inc. (Class B Stock)	19,100	2,199,747

		2,383,451

Airlines 0.1%
United Airlines Holdings, Inc.*	3,400	308,856

Automobiles 0.9%
Ford Motor Co.	384,909	3,306,368
General Motors Co.	55,400	2,058,664

		5,365,032

Banks 4.7%
Bank of America Corp.	316,016	9,881,820
CIT Group, Inc.	16,800	720,552
Citigroup, Inc.	104,178	7,486,231
Citizens Financial Group, Inc.	42,300	1,487,268
Fifth Third Bancorp	21,932	637,783
JPMorgan Chase & Co.	37,781	4,719,603
Popular, Inc. (Puerto Rico)	7,500	408,450
TCF Financial Corp.	11,300	447,367
Texas Capital Bancshares, Inc.*	3,900	210,834
U.S. Bancorp	23,700	1,351,374
Umpqua Holdings Corp.	14,400	227,808
Wells Fargo & Co.	8,137	420,113

		27,999,203

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	15

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Beverages 1.5%
Coca-Cola Co. (The)	105,437	$5,738,936
Keurig Dr. Pepper, Inc.(a)	109,038	3,070,510

		8,809,446

Biotechnology 3.1%
AbbVie, Inc.	33,251	2,645,117
Alexion Pharmaceuticals, Inc.*	4,584	483,154
Amgen, Inc.	11,600	2,473,700
Biogen, Inc.*	17,566	5,247,140
Gilead Sciences, Inc.	74,672	4,757,353
Regeneron Pharmaceuticals, Inc.*	387	118,530
Vertex Pharmaceuticals, Inc.*	13,991	2,734,961

		18,459,955

Building Products 1.0%
American Woodmark Corp.*	3,600	356,976
Johnson Controls International PLC	87,622	3,796,661
Universal Forest Products, Inc.	31,833	1,603,110

		5,756,747

Capital Markets 2.8%
Affiliated Managers Group, Inc.	38,769	3,096,868
Ameriprise Financial, Inc.	20,559	3,102,148
Goldman Sachs Group, Inc. (The)	21,677	4,625,438
Invesco Ltd.	23,592	396,817
LPL Financial Holdings, Inc.	6,200	501,208
Morgan Stanley	99,975	4,603,849
Stifel Financial Corp.	2,000	111,960

		16,438,288

Chemicals 1.3%
Corteva, Inc.	13,300	350,854
DuPont de Nemours, Inc.	42,953	2,831,032
Huntsman Corp.	10,963	242,611
Koppers Holdings, Inc.*	14,200	455,820
Sherwin-Williams Co. (The)	5,957	3,409,310
Trinseo SA	14,843	630,828
Westlake Chemical Corp.	49	3,096

		7,923,551

See Notes to Financial Statements.

16

Description	Shares	Value
COMMON STOCKS (Continued)

Commercial Services & Supplies 0.1%
Deluxe Corp.	4,800	$248,784
Steelcase, Inc. (Class A Stock)	12,100	211,387
UniFirst Corp.	1,600	321,344

		781,515

Communications Equipment 1.4%
Cisco Systems, Inc.	170,982	8,123,355

Construction & Engineering 0.4%
EMCOR Group, Inc.	24,777	2,173,191
MasTec, Inc.*	3,700	232,878
Quanta Services, Inc.	5,283	222,150

		2,628,219

Construction Materials 0.9%
Martin Marietta Materials, Inc.	10,800	2,828,628
Vulcan Materials Co.	15,655	2,236,630

		5,065,258

Consumer Finance 1.0%
Capital One Financial Corp.	43,885	4,092,276
Navient Corp.	1,834	25,254
OneMain Holdings, Inc.	40,912	1,636,480

		5,754,010

Containers & Packaging 0.0%
Westrock Co.	2,239	83,671

Distributors 0.2%
Genuine Parts Co.	10,157	1,041,905
LKQ Corp.*	2,792	94,900

		1,136,805

Diversified Consumer Services 0.4%
frontdoor, Inc.*	52,560	2,534,969

Diversified Financial Services 0.9%
Berkshire Hathaway, Inc. (Class B Stock)*	17,074	3,629,591

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	17

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Diversified Financial Services (cont’d.)
FGL Holdings	56,700	$512,001
Jefferies Financial Group, Inc.	63,041	1,176,975

		5,318,567

Diversified Telecommunication Services 2.9%
AT&T, Inc.	228,035	8,777,067
CenturyLink, Inc.	65,714	850,339
Verizon Communications, Inc.	123,250	7,452,928

		17,080,334

Electric Utilities 1.4%
Exelon Corp.	87,945	4,000,618
FirstEnergy Corp.	51,800	2,502,976
Southern Co. (The)	28,220	1,768,265

		8,271,859

Electrical Equipment 0.3%
Atkore International Group, Inc.*	25,921	899,459
Hubbell, Inc.	4,610	653,237
nVent Electric PLC	16,000	368,960

		1,921,656

Electronic Equipment, Instruments & Components 0.4%
Anixter International, Inc.*	8,096	669,944
CDW Corp.	6,812	871,323
Itron, Inc.*	2,000	152,520
Keysight Technologies, Inc.*	6,805	686,692
SYNNEX Corp.	655	77,120

		2,457,599

Energy Equipment & Services 0.1%
DMC Global, Inc.(a)	11,200	501,088
Matrix Service Co.*	15,800	296,408

		797,496

Entertainment 1.0%
Activision Blizzard, Inc.	5,900	330,577
Electronic Arts, Inc.*	36,900	3,557,160

See Notes to Financial Statements.

18

Description	Shares	Value
COMMON STOCKS (Continued)

Entertainment (cont’d.)
Marcus Corp. (The)	1,210	$43,681
Viacom, Inc. (Class B Stock)	98,559	2,124,932

		6,056,350

Equity Real Estate Investment Trusts (REITs) 2.7%
American Tower Corp.	25,289	5,515,025
Apartment Investment & Management Co. (Class A Stock)	16,100	883,568
Apple Hospitality REIT, Inc.	36,701	604,833
Brandywine Realty Trust	13,532	206,769
Colony Capital, Inc.	5,714	31,998
CoreCivic, Inc.	14,373	219,332
Crown Castle International Corp.	31,300	4,344,127
GEO Group, Inc. (The)	64,952	988,569
Host Hotels & Resorts, Inc.	66,620	1,091,902
Ryman Hospitality Properties, Inc.	15,605	1,313,473
Senior Housing Properties Trust	6,281	62,339
Sunstone Hotel Investors, Inc.	16,500	222,915
Xenia Hotels & Resorts, Inc.	17,243	362,965

		15,847,815

Food & Staples Retailing 1.3%
Costco Wholesale Corp.	12,300	3,654,453
Sysco Corp.	2,826	225,713
Walgreens Boots Alliance, Inc.	56,201	3,078,691
Walmart, Inc.	6,793	796,547

		7,755,404

Food Products 1.9%
Archer-Daniels-Midland Co.	76,790	3,228,251
Bunge Ltd.	35,100	1,895,400
J.M. Smucker Co. (The)	2,960	312,813
Pilgrim’s Pride Corp.*	60,541	1,838,025
Tyson Foods, Inc. (Class A Stock)	46,387	3,840,380

		11,114,869

Gas Utilities 0.3%
UGI Corp.	32,552	1,551,754

Health Care Equipment & Supplies 3.9%
Baxter International, Inc.	28,441	2,181,425
Cooper Cos., Inc. (The)	2,016	586,656

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	19

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Health Care Equipment & Supplies (cont’d.)
Danaher Corp.	15,471	$2,132,213
Dentsply Sirona, Inc.	57,600	3,155,328
Edwards Lifesciences Corp.*	17,700	4,219,326
Hologic, Inc.*	57,778	2,791,255
Medtronic PLC	53,565	5,833,228
Stryker Corp.	10,728	2,320,145

		23,219,576

Health Care Providers & Services 3.4%
Anthem, Inc.	4,566	1,228,619
Centene Corp.*	36,000	1,910,880
Cigna Corp.	27,187	4,851,792
CVS Health Corp.	77,740	5,161,158
HCA Healthcare, Inc.	17,157	2,291,146
UnitedHealth Group, Inc.	18,144	4,584,989
Universal Health Services, Inc. (Class B Stock)	1,800	247,428

		20,276,012

Hotels, Restaurants & Leisure 1.5%
Marriott International, Inc. (Class A Stock)	6,400	809,920
McDonald’s Corp.	12,700	2,498,090
RCI Hospitality Holdings, Inc.	6,600	123,750
Starbucks Corp.	65,458	5,535,128

		8,966,888

Household Durables 0.6%
Lennar Corp. (Class A Stock)	6,600	393,360
Newell Brands, Inc.	3,517	66,718
Whirlpool Corp.	19,900	3,027,188

		3,487,266

Household Products 1.8%
Colgate-Palmolive Co.	2,700	185,220
Procter & Gamble Co. (The)	82,986	10,332,587
Spectrum Brands Holdings, Inc.	5,284	265,310

		10,783,117

Independent Power & Renewable Electricity Producers 0.8%
AES Corp.	25,817	440,180

See Notes to Financial Statements.

20

Description	Shares	Value
COMMON STOCKS (Continued)

Independent Power & Renewable Electricity Producers (cont’d.)
NRG Energy, Inc.	83,808	$3,362,377
Vistra Energy Corp.	40,800	1,102,824

		4,905,381

Industrial Conglomerates 0.9%
General Electric Co.	536,971	5,358,971

Insurance 2.6%
Aflac, Inc.	14,222	756,041
Allstate Corp. (The)	35,299	3,756,519
American International Group, Inc.	75,958	4,022,736
MetLife, Inc.	87,540	4,095,997
National General Holdings Corp.	6,000	127,920
Progressive Corp. (The)	36,766	2,562,590
Unum Group	7,931	218,420

		15,540,223

Interactive Media & Services 5.7%
Alphabet, Inc. (Class A Stock)*	7,094	8,929,927
Alphabet, Inc. (Class C Stock)*	8,468	10,670,612
Facebook, Inc. (Class A Stock)*	72,580	13,909,957

		33,510,496

Internet & Direct Marketing Retail 3.5%
Amazon.com, Inc.*	6,392	11,356,411
Booking Holdings, Inc.*	2,434	4,986,706
eBay, Inc.	97,073	3,421,823
Qurate Retail, Inc., Series A*	91,691	874,732

		20,639,672

IT Services 4.6%
Accenture PLC (Class A Stock)	31,359	5,814,586
Cognizant Technology Solutions Corp. (Class A Stock)	61,400	3,741,716
DXC Technology Co.	45,799	1,267,258
FleetCor Technologies, Inc.*	6,800	2,000,696
International Business Machines Corp.	16,430	2,197,184
Leidos Holdings, Inc.	23,075	1,989,757
Perspecta, Inc.	900	23,886
Visa, Inc. (Class A Stock)(a)	57,825	10,342,580

		27,377,663

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	21

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Life Sciences Tools & Services 0.7%
IQVIA Holdings, Inc.*	16,133	$2,329,928
Thermo Fisher Scientific, Inc.	6,014	1,816,108

		4,146,036

Machinery 0.9%
Allison Transmission Holdings, Inc.	15,000	654,150
Gates Industrial Corp. PLC*	43,300	433,000
Mueller Industries, Inc.	5,946	182,958
Oshkosh Corp.	31,451	2,685,286
PACCAR, Inc.	11,258	856,284
Timken Co. (The)	2,670	130,830
Wabash National Corp.	32,800	467,728

		5,410,236

Media 0.7%
CBS Corp. (Class B Stock)	41,500	1,495,660
Discovery, Inc. (Class C Stock)*	113,328	2,860,399

		4,356,059

Mortgage Real Estate Investment Trusts (REITs) 0.1%
Annaly Capital Management, Inc.	5,204	46,732
Ladder Capital Corp.	23,024	397,624

		444,356

Multiline Retail 1.3%
Dollar General Corp.	7,900	1,266,686
Macy’s, Inc.(a)	96,910	1,469,156
Target Corp.	43,700	4,671,967

		7,407,809

Multi-Utilities 1.0%
Dominion Energy, Inc.	43,851	3,619,900
Sempra Energy	16,100	2,326,611

		5,946,511

Oil, Gas & Consumable Fuels 3.5%
Chevron Corp.	62,350	7,241,329
ConocoPhillips	42,908	2,368,522
Exxon Mobil Corp.	16,961	1,146,055

See Notes to Financial Statements.

22

Description	Shares	Value
COMMON STOCKS (Continued)

Oil, Gas & Consumable Fuels (cont’d.)
HollyFrontier Corp.	25,458	$1,398,662
Kinder Morgan, Inc.	190,203	3,800,256
Phillips 66	39,072	4,564,391
World Fuel Services Corp.	5,567	232,533

		20,751,748

Pharmaceuticals 3.5%
Horizon Therapeutics PLC*	29,137	842,351
Jazz Pharmaceuticals PLC*	5,067	636,567
Johnson & Johnson	55,358	7,309,470
Merck & Co., Inc.	89,727	7,775,742
Zoetis, Inc.	34,800	4,451,616

		21,015,746

Professional Services 0.2%
Barrett Business Services, Inc.	2,000	175,460
Heidrick & Struggles International, Inc.	4,536	129,094
Korn Ferry	27,146	995,987

		1,300,541

Real Estate Management & Development 0.2%
Jones Lang LaSalle, Inc.	5,900	864,468

Road & Rail 0.2%
CSX Corp.	20,741	1,457,470

Semiconductors & Semiconductor Equipment 3.9%
Analog Devices, Inc.	14,542	1,550,613
Applied Materials, Inc.	23,100	1,253,406
Broadcom, Inc.	17,549	5,139,225
Diodes, Inc.*	4,500	209,925
Intel Corp.	165,141	9,335,421
Lam Research Corp.	6,200	1,680,448
NVIDIA Corp.	3,100	623,162
Texas Instruments, Inc.	15,600	1,840,644
Universal Display Corp.	7,400	1,481,332

		23,114,176

Software 7.3%
Adobe, Inc.*	10,983	3,052,505
Fortinet, Inc.*	2,099	171,194

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	23

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Software (cont’d.)
Intuit, Inc.	17,602	$4,532,515
Microsoft Corp.	208,284	29,861,677
NortonLifeLock, Inc.	15,200	347,776
Oracle Corp.	95,579	5,208,100

		43,173,767

Specialty Retail 1.6%
Asbury Automotive Group, Inc.*	11,504	1,186,408
AutoNation, Inc.*	22,636	1,151,041
Group 1 Automotive, Inc.	1,461	145,282
Home Depot, Inc. (The)	800	187,664
L Brands, Inc.	45,072	768,027
Lowe’s Cos., Inc.	43,800	4,888,518
Michaels Cos., Inc. (The)*(a)	86,629	756,271
Sally Beauty Holdings, Inc.*	10,371	160,750

		9,243,961

Technology Hardware, Storage & Peripherals 5.3%
Apple, Inc.	117,145	29,140,990
HP, Inc.	90,873	1,578,464
Xerox Holdings Corp.	21,756	738,181

		31,457,635

Textiles, Apparel & Luxury Goods 0.5%
Capri Holdings Ltd.*	38,700	1,202,409
PVH Corp.	20,342	1,773,009

		2,975,418

Tobacco 1.4%
Altria Group, Inc.	115,041	5,152,687
Philip Morris International, Inc.	39,503	3,217,124

		8,369,811

Trading Companies & Distributors 0.6%
BMC Stock Holdings, Inc.*	54,893	1,481,562
GMS, Inc.*	18,900	566,244
WESCO International, Inc.*	34,721	1,741,258

		3,789,064

See Notes to Financial Statements.

24

Description			Shares	Value

COMMON STOCKS (Continued)

Water Utilities 0.1%
SJW Group			11,596	$838,971

TOTAL LONG-TERM INVESTMENTS (cost $495,017,200)				587,687,226

SHORT-TERM INVESTMENTS 3.7%

AFFILIATED MUTUAL FUNDS 3.6%
PGIM Core Ultra Short Bond Fund(w)			6,423,846	6,423,846
PGIM Institutional Money Market Fund (cost $14,882,138; includes $14,864,981 of cash collateral for securities on loan)(b)(w)			14,881,808	14,884,784

TOTAL AFFILIATED MUTUAL FUNDS (cost $21,305,984)				21,308,630

	Interest Rate	Maturity Date	Principal Amount (000)#

U.S. TREASURY OBLIGATION 0.1%
U.S. Treasury Bills(k)(n) (cost $498,730)	1.914%	12/19/19	500	499,043

TOTAL SHORT-TERM INVESTMENTS (cost $21,804,714)				21,807,673

TOTAL INVESTMENTS 102.7% (cost $516,821,914)				609,494,899
Liabilities in excess of other assets(z) (2.7)%				(15,946,056)

NET ASSETS 100.0%				$593,548,843

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

S&P—Standard & Poor’s

*	Non-income producing security.
#	Principal amount is shown in U.S. dollars unless otherwise stated.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $14,534,567; cash collateral of $14,864,981 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(n)	Rate shown is the effective yield at purchase date.

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	25

Schedule of Investments (continued)

as of October 31, 2019

(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

Futures contracts outstanding at October 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Position:
46	S&P 500 E-Mini Index	Dec. 2019	$6,982,340	$82,908

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Goldman Sachs & Co. LLC	$—	$499,043

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Aerospace & Defense	$19,832,144	$—	$—
Air Freight & Logistics	2,383,451	—	—
Airlines	308,856	—	—
Automobiles	5,365,032	—	—
Banks	27,999,203	—	—
Beverages	8,809,446	—	—
Biotechnology	18,459,955	—	—
Building Products	5,756,747	—	—
Capital Markets	16,438,288	—	—
Chemicals	7,923,551	—	—
Commercial Services & Supplies	781,515	—	—

See Notes to Financial Statements.

26

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Communications Equipment	$8,123,355	$—	$—
Construction & Engineering	2,628,219	—	—
Construction Materials	5,065,258	—	—
Consumer Finance	5,754,010	—	—
Containers & Packaging	83,671	—	—
Distributors	1,136,805	—	—
Diversified Consumer Services	2,534,969	—	—
Diversified Financial Services	5,318,567	—	—
Diversified Telecommunication Services	17,080,334	—	—
Electric Utilities	8,271,859	—	—
Electrical Equipment	1,921,656	—	—
Electronic Equipment, Instruments & Components	2,457,599	—	—
Energy Equipment & Services	797,496	—	—
Entertainment	6,056,350	—	—
Equity Real Estate Investment Trusts (REITs)	15,847,815	—	—
Food & Staples Retailing	7,755,404	—	—
Food Products	11,114,869	—	—
Gas Utilities	1,551,754	—	—
Health Care Equipment & Supplies	23,219,576	—	—
Health Care Providers & Services	20,276,012	—	—
Hotels, Restaurants & Leisure	8,966,888	—	—
Household Durables	3,487,266	—	—
Household Products	10,783,117	—	—
Independent Power & Renewable Electricity Producers	4,905,381	—	—
Industrial Conglomerates	5,358,971	—	—
Insurance	15,540,223	—	—
Interactive Media & Services	33,510,496	—	—
Internet & Direct Marketing Retail	20,639,672	—	—
IT Services	27,377,663	—	—
Life Sciences Tools & Services	4,146,036	—	—
Machinery	5,410,236	—	—
Media	4,356,059	—	—
Mortgage Real Estate Investment Trusts (REITs)	444,356	—	—
Multiline Retail	7,407,809	—	—
Multi-Utilities	5,946,511	—	—
Oil, Gas & Consumable Fuels	20,751,748	—	—
Pharmaceuticals	21,015,746	—	—
Professional Services	1,300,541	—	—
Real Estate Management & Development	864,468	—	—
Road & Rail	1,457,470	—	—
Semiconductors & Semiconductor Equipment	23,114,176	—	—
Software	43,173,767	—	—
Specialty Retail	9,243,961	—	—
Technology Hardware, Storage & Peripherals	31,457,635	—	—
Textiles, Apparel & Luxury Goods	2,975,418	—	—
Tobacco	8,369,811	—	—

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	27

Schedule of Investments (continued)

as of October 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Trading Companies & Distributors	$3,789,064	$—	$—
Water Utilities	838,971	—	—
Affiliated Mutual Funds	21,308,630	—	—
U.S. Treasury Obligation	—	499,043	—

Total	$608,995,856	$499,043	$—

Other Financial Instruments*
Assets
Futures Contracts	$82,908	$—	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2019 were as follows (unaudited):

Software	7.3%
Interactive Media & Services	5.7
Technology Hardware, Storage & Peripherals	5.3
Banks	4.7
IT Services	4.6
Health Care Equipment & Supplies	3.9
Semiconductors & Semiconductor Equipment	3.9
Affiliated Mutual Funds (2.5% represents investments purchased with collateral from securities on loan)	3.6
Pharmaceuticals	3.5
Oil, Gas & Consumable Fuels	3.5
Internet & Direct Marketing Retail	3.5
Health Care Providers & Services	3.4
Aerospace & Defense	3.3
Biotechnology	3.1
Diversified Telecommunication Services	2.9
Capital Markets	2.8
Equity Real Estate Investment Trusts (REITs)	2.7
Insurance	2.6
Food Products	1.9
Household Products	1.8
Specialty Retail	1.6
Hotels, Restaurants & Leisure	1.5

Beverages	1.5%
Tobacco	1.4
Electric Utilities	1.4
Communications Equipment	1.4
Chemicals	1.3
Food & Staples Retailing	1.3
Multiline Retail	1.3
Entertainment	1.0
Multi-Utilities	1.0
Building Products	1.0
Consumer Finance	1.0
Machinery	0.9
Automobiles	0.9
Industrial Conglomerates	0.9
Diversified Financial Services	0.9
Construction Materials	0.9
Independent Power & Renewable Electricity Producers	0.8
Media	0.7
Life Sciences Tools & Services	0.7
Trading Companies & Distributors	0.6
Household Durables	0.6
Textiles, Apparel & Luxury Goods	0.5
Construction & Engineering	0.4

See Notes to Financial Statements.

28

Industry Classification (continued):
Diversified Consumer Services	0.4%
Electronic Equipment, Instruments & Components	0.4
Air Freight & Logistics	0.4
Electrical Equipment	0.3
Gas Utilities	0.3
Road & Rail	0.2
Professional Services	0.2
Distributors	0.2
Real Estate Management & Development	0.2
Water Utilities	0.1
Energy Equipment & Services	0.1
Commercial Services & Supplies	0.1

U.S. Treasury Obligation	0.1%
Mortgage Real Estate Investment Trusts (REITs)	0.1
Airlines	0.1
Containers & Packaging	0.0 *

102.7
Liabilities in excess of other assets	(2.7)

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2019 as presented in the Statement of Assets and Liabilities:

Derivatives not accounted for as hedging instruments, carried at fair value	Asset Derivatives			Liability Derivatives
	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Due from/to broker—variation margin futures	$82,908	*	—	$—

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$1,895,292

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	29

Schedule of Investments (continued)

as of October 31, 2019

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Futures
Equity contracts	$297,186

For the year ended October 31, 2019, the Fund’s average volume of derivative activities is as follows:

Futures Contracts— Long Positions(1)
$7,689,850

(1)	Notional Amount in USD.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$14,534,567	$(14,534,567)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

30

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments at value, including securities on loan of $14,534,567:
Unaffiliated investments (cost $495,515,930)	$588,186,269
Affiliated investments (cost $21,305,984)	21,308,630
Dividends receivable	655,450
Receivable for Fund shares sold	457,619
Receivable for investments sold	2,184
Prepaid expenses	4,296

Total Assets	610,614,448

Liabilities
Payable to broker for collateral for securities on loan	14,864,981
Payable for Fund shares reacquired	1,649,567
Management fee payable	184,089
Accrued expenses and other liabilities	150,809
Distribution fee payable	112,661
Affiliated transfer agent fee payable	75,898
Due to broker—variation margin futures	27,600

Total Liabilities	17,065,605

Net Assets	$593,548,843

Net assets were comprised of:
Shares of beneficial interest, at par	$39,099
Paid-in capital in excess of par	501,950,517
Total distributable earnings (loss)	91,559,227

Net assets, October 31, 2019	$593,548,843

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	31

Statement of Assets and Liabilities

as of October 31, 2019

Class A
Net asset value and redemption price per share, ($400,633,595 ÷ 26,415,843 shares of beneficial interest issued and outstanding)	$15.17
Maximum sales charge (5.50% of offering price)	0.88

Maximum offering price to public	$16.05

Class B
Net asset value, offering price and redemption price per share,
($7,668,094 ÷ 570,952 shares of beneficial interest issued and outstanding)	$13.43

Class C
Net asset value, offering price and redemption price per share,
($27,332,980 ÷ 2,031,057 shares of beneficial interest issued and outstanding)	$13.46

Class Z
Net asset value, offering price and redemption price per share,
($67,192,167 ÷ 4,294,661 shares of beneficial interest issued and outstanding)	$15.65

Class R6
Net asset value, offering price and redemption price per share,
($90,722,007 ÷ 5,786,727 shares of beneficial interest issued and outstanding)	$15.68

See Notes to Financial Statements.

32

Statement of Operations

Year Ended October 31, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $1,142 foreign withholding tax)	$9,883,998
Affiliated dividend income	194,746
Interest income	15,892
Affiliated income from securities lending, net	5,441

Total income	10,100,077

Expenses
Management fee	1,740,473
Distribution fee(a)	1,331,019
Transfer agent’s fees and expenses (including affiliated expense of $396,091)(a)	666,583
Custodian and accounting fees	110,051
Registration fees(a)	43,318
Shareholders’ reports	31,078
Legal fees and expenses	28,173
Audit fee	24,596
Trustees’ fees	19,616
Miscellaneous	24,067

Total expenses	4,018,974
Less: Fee waiver and/or expense reimbursement(a)	(390,137)
Distribution fee waiver(a)	(151,432)

Net expenses	3,477,405

Net investment income (loss)	6,622,672

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions (including affiliated of $27)	15,105,713
Futures transactions	1,895,292
In-kind redemptions	8,837,105
Foreign currency transactions	(105)

25,838,005

Net change in unrealized appreciation (depreciation) on:
Investments (including affiliated of $2,646)	30,588,757
Futures	297,186
Foreign currencies	95

30,886,038

Net gain (loss) on investment and foreign currency transactions	56,724,043

Net Increase (Decrease) In Net Assets Resulting From Operations	$63,346,715

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	33

Statement of Operations

Year Ended October 31, 2019

(a)	Class specific expenses and waivers were as follows:

	Class A	Class B	Class C	Class Z	Class R6
Distribution fee	908,591	54,304	368,124	—	—
Transfer agent’s fees and expenses	494,117	39,515	46,241	85,546	1,164
Registration fees	14,037	6,451	7,600	9,123	6,107
Fee waiver and/or expense reimbursement	(237,087)	(35,555)	(26,608)	(41,783)	(49,104)
Distribution fee waiver	(151,432)	—	—	—	—

See Notes to Financial Statements.

34

Statements of Changes in Net Assets

	Year Ended October 31,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$6,622,672	$3,373,796
Net realized gain (loss) on investment and foreign currency transactions	25,838,005	45,355,078
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	30,886,038	(32,925,093)

Net increase (decrease) in net assets resulting from operations	63,346,715	15,803,781

Dividends and Distributions
Distributions from distributable earnings
Class A	(18,490,996)	(15,856,544)
Class B	(302,126)	(299,083)
Class C	(5,561,134)	(4,505,168)
Class Z	(10,679,222)	(8,182,105)
Class R6	(13,527,645)	(8,674,924)

	(48,561,123)	(37,517,824)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	77,592,760	69,862,792
Net asset value of shares issued in reinvestment of dividends and distributions	47,878,127	36,692,050
Net asset value of shares issued in merger	302,901,376	—
Cost of shares reacquired	(125,442,700)	(70,529,311)

Net increase (decrease) in net assets from Fund share transactions	302,929,563	36,025,531

Total increase (decrease)	317,715,155	14,311,488

Net Assets:
Beginning of year	275,833,688	261,522,200

End of year	$593,548,843	$275,833,688

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	35

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of five funds: PGIM Absolute Return Bond Fund and PGIM QMA Large-Cap Core Equity Fund, each of which are diversified funds and PGIM International Bond Fund, PGIM Select Real Estate Fund and PGIM Real Estate Income Fund, each of which are non-diversified funds for purposes of the 1940 Act and may invest a greater percentage of their assets in the securities of a single company or other issuer than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund. These financial statements relate only to the PGIM QMA Large-Cap Core Equity Fund (the “Fund”).

The investment objective of the Fund is to seek long-term growth of capital.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities

36

trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any

PGIM QMA Large-Cap Core Equity Fund	37

Notes to Financial Statements (continued)

comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

38

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the

PGIM QMA Large-Cap Core Equity Fund	39

Notes to Financial Statements (continued)

collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Affiliated income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to pay dividends from net investment income and distributions from net realized capital gains, if any, annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial

40

statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with QMA LLC (“QMA”) (formerly known as Quantitative Management Associates, LLC). The subadvisory agreement provides that QMA will furnish investment advisory services in connection with the management of the Fund. In connection therewith, QMA is obligated to keep certain books and records of the Fund. The Manager pays for the services of QMA, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.35% of the Fund’s average daily net assets up to and including $5 billion and 0.34% of the Fund’s average daily net assets in excess of $5 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.35% for the year ended October 31, 2019.

The Manager has contractually agreed through February 28, 2021, to limit net annual Fund operating expenses, exclusive of distribution and service (12b-1) fees and transfer agency expenses (including sub-transfer agency and networking fees), of each class of shares to 0.35% of the Fund’s average daily net assets. Separately, effective December 15, 2018 the Manager has contractually agreed, through February 28, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.58% of average daily net assets for Class B shares. Additionally, effective June 22, 2019 the Manager has contractually agreed, through February 28, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.72% of average daily net assets for Class A shares and 1.44% of average daily net assets for Class C shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and

PGIM QMA Large-Cap Core Equity Fund	41

Notes to Financial Statements (continued)

broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class B, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A, Class B and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z and Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30%, 1% and 1% of the average daily net assets of the Class A, Class B and Class C shares, respectively. PIMS has contractually agreed through February 28, 2021 to limit such fees to 0.25% of the average daily net assets of the Class A shares.

For the year ended October 31, 2019, PIMS received $190,261 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2019, PIMS received $2,128 and $1,588 in contingent deferred sales charges imposed upon redemptions by certain Class B and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PIMS and QMA are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Fund’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

42

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Affiliated income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended October 31, 2019, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments, in-kind transactions and U.S. Government securities) for the year ended October 31, 2019, were $427,273,450 and $441,158,560, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$7,609,208	$104,225,402	$105,410,764	$—	$—	$6,423,846	6,423,846	$194,746
PGIM Institutional Money Market Fund*
—	79,346,019	64,463,908	2,646	27	14,884,784	14,881,808	5,441	**

$7,609,208	$183,571,421	$169,874,672	$2,646	$27	$21,308,630		$200,187

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Affliated income from securities lending, net” on the Statement of Operations.

PGIM QMA Large-Cap Core Equity Fund	43

Notes to Financial Statements (continued)

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. In order to present total distributable earnings (loss) and paid-in capital in excess of par on the Statement of Assets and Liabilities that more closely represent their tax character, certain adjustments have been made to total distributable earnings (loss) and paid-in capital in excess of par. For the year ended October 31, 2019, the adjustments were to decrease total distributable earnings and increase paid-in capital in excess of par by $10,544,466 primarily due to transactions relating to the redemption in-kind and the merger. Net investment income, net realized gain (loss) on investments and foreign currency transations and net assets were not affected by this change.

For the year ended October 31, 2019, the tax character of dividends paid by the Fund were $9,764,220 of ordinary income and $38,796,903 of long-term capital gains. For the year ended October 31, 2018, the tax character of dividends paid by the Fund were $4,297,427 of ordinary income and $33,220,397 of long-term capital gains.

As of October 31, 2019, the accumulated undistributed earnings on a tax basis were $5,947,874 of ordinary income and $16,761,273 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$540,727,727	$82,868,112	$(14,018,032)	$68,850,080

The difference between book basis and tax basis is primarily attributable to deferred losses on wash sales and other cost basis differences between financial and tax accounting.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class B, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million

44

more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class B shares are sold with a CDSC which declines from 5% to zero depending on the period of time the shares are held. Class B shares will automatically convert to Class A shares on a monthly basis approximately seven years after purchase. Class B shares are closed to new purchases. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, divided into five classes, designated Class A, Class B, Class C, Class Z and Class R6.

As of October 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 629 Class A shares and 5,700,728 Class R6 shares of the Fund. At reporting period end, three shareholders of record, each holding greater than 5% of the Fund, held 34% of the Fund’s outstanding shares, of which 7% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2019:
Shares sold	761,029	$10,817,244
Shares issued in reinvestment of dividends and distributions	1,358,711	18,098,031
Shares issued in mergers	18,170,342	246,957,022
Shares reacquired	(3,043,542)	(43,453,974)

Net increase (decrease) in shares outstanding before conversion	17,246,540	232,418,323
Shares issued upon conversion from other share class(es)	2,977,009	43,297,324
Shares reacquired upon conversion into other share class(es)	(123,103)	(1,774,004)

Net increase (decrease) in shares outstanding	20,100,446	$273,941,643

Year ended October 31, 2018:
Shares sold	342,696	$5,962,112
Shares issued in reinvestment of dividends and distributions	935,749	15,430,504
Shares reacquired	(1,182,113)	(20,369,261)

Net increase (decrease) in shares outstanding before conversion	96,332	1,023,355
Shares issued upon conversion from other share class(es)	80,033	1,418,612
Shares reacquired upon conversion into other share class(es)	(32,240)	(556,387)

Net increase (decrease) in shares outstanding	144,125	$1,885,580

PGIM QMA Large-Cap Core Equity Fund	45

Notes to Financial Statements (continued)

Class B	Shares	Amount
Year ended October 31, 2019:
Shares sold	5,899	$74,605
Shares issued in reinvestment of dividends and distributions	25,098	298,161
Shares issued in mergers	601,023	7,463,434
Shares reacquired	(77,046)	(969,073)

Net increase (decrease) in shares outstanding before conversion	554,974	6,867,127
Shares reacquired upon conversion into other share class(es)	(92,338)	(1,183,107)

Net increase (decrease) in shares outstanding	462,636	$5,684,020

Year ended October 31, 2018:
Shares sold	9,464	$154,199
Shares issued in reinvestment of dividends and distributions	19,561	294,007
Shares reacquired	(14,671)	(228,377)

Net increase (decrease) in shares outstanding before conversion	14,354	219,829
Shares reacquired upon conversion into other share class(es)	(41,880)	(688,725)

Net increase (decrease) in shares outstanding	(27,526)	$(468,896)

Class C
Year ended October 31, 2019:
Shares sold	429,007	$4,934,902
Shares issued in reinvestment of dividends and distributions	453,060	5,391,413
Shares issued in mergers	3,343,920	40,253,040
Shares reacquired	(858,841)	(10,641,489)

Net increase (decrease) in shares outstanding before conversion	3,367,146	39,937,866
Shares reacquired upon conversion into other share class(es)	(3,304,919)	(42,825,682)

Net increase (decrease) in shares outstanding	62,227	$(2,887,816)

Year ended October 31, 2018:
Shares sold	175,337	$2,730,103
Shares issued in reinvestment of dividends and distributions	289,701	4,359,999
Shares reacquired	(300,244)	(4,757,478)

Net increase (decrease) in shares outstanding before conversion	164,794	2,332,624
Shares reacquired upon conversion into other share class(es)	(62,370)	(997,024)

Net increase (decrease) in shares outstanding	102,424	$1,335,600

46

Class Z	Shares	Amount
Year ended October 31, 2019:
Shares sold	908,083	$12,719,109
Shares issued in reinvestment of dividends and distributions	770,451	10,562,877
Shares issued in mergers	539,047	7,514,605
Shares reacquired	(1,681,624)	(24,493,319)

Net increase (decrease) in shares outstanding before conversion	535,957	6,303,272
Shares issued upon conversion from other share class(es)	166,429	2,450,314
Shares reacquired upon conversion into other share class(es)	(3,376)	(56,957)

Net increase (decrease) in shares outstanding	699,010	$8,696,629

Year ended October 31, 2018:
Shares sold	936,671	$16,621,264
Shares issued in reinvestment of dividends and distributions	469,942	7,932,616
Shares reacquired	(840,971)	(14,918,448)

Net increase (decrease) in shares outstanding before conversion	565,642	9,635,432
Shares issued upon conversion from other share class(es)	80,826	1,445,454
Shares reacquired upon conversion into other share class(es)	(35,726)	(638,785)

Net increase (decrease) in shares outstanding	610,742	$10,442,101

Class R6
Year ended October 31, 2019:
Shares sold	3,400,731	$49,046,900
Shares issued in reinvestment of dividends and distributions	985,980	13,527,645
Shares issued in mergers	49,044	713,275
Shares reacquired	(3,097,223)	(45,884,845)

Net increase (decrease) in shares outstanding before conversion	1,338,532	17,402,975
Shares issued upon conversion from other share class(es)	6,026	92,112

Net increase (decrease) in shares outstanding	1,344,558	$17,495,087

Year ended October 31, 2018:
Shares sold	2,515,007	$44,395,114
Shares issued in reinvestment of dividends and distributions	513,613	8,674,924
Shares reacquired	(1,686,475)	(30,255,747)

Net increase (decrease) in shares outstanding before conversion	1,342,145	22,814,291
Shares issued upon conversion from other share class(es)	945	16,855

Net increase (decrease) in shares outstanding	1,343,090	$22,831,146

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

PGIM QMA Large-Cap Core Equity Fund	47

Notes to Financial Statements (continued)

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2019. The average daily balance for the 1 day that the Fund had loans outstanding during the period was approximately $307,000, borrowed at a weighted average interest rate of 3.67%. The maximum loan outstanding amount during the period was $307,000. At October 31, 2019, the Fund did not have an outstanding loan amount.

8. Redemption In-kind

On June 11, 2019, the Fund settled the redemption of certain fund shares by delivering to an affiliate certain portfolio securities in lieu of cash. The value of such securities was $19,857,462. In-kind redemption gains and losses are excluded from the calculation of the Fund’s taxable gain (loss) for federal income tax purposes.

9. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC

48

derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. Reorganization

On June 19, 2018, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of PGIM QMA Defensive Equity Fund (the “Merged Fund”) for shares of PGIM QMA Large-Cap Core Equity Fund (the “Acquiring Fund”) and the assumption of the liabilities of the Merged Fund respectively. Shareholders approved the Plan at a meeting on November 16, 2018 and the reorganization took place on December 14, 2018. Upon implementation of the reorganization, PGIM Investments contractually agreed through February 29, 2020, to limit total annual operating expenses to 1.58% of average daily net assets for Class B shares of the proforma combined Fund.

On the reorganization date, the Merged Fund had the following total investment cost and value, representing the principal assets acquired by the Acquiring Fund:

Merged Fund	Total Investment Value	Total Investment Cost
PGIM QMA Defensive Equity Fund	$196,953,251	$176,956,177

The purpose of the transaction was to combine two funds with substantially similar investment objectives and policies.

PGIM QMA Large-Cap Core Equity Fund	49

Notes to Financial Statements (continued)

The acquisition was accomplished by a tax-free exchange of the following shares on December 14, 2018:

Merged Fund		Acquiring Fund
PGIM QMA Defensive Equity Fund		PGIM QMA Large-Cap Core Equity Fund
Class	Shares**	Class	Shares	Value
A	14,239,586	A	12,355,677	$161,365,147
B	287,090	B	278,280	3,241,959
C	2,567,622	C	2,484,134	28,989,842
R*	382
R6	21,770	R6	18,392	247,369
Z	453,555	Z	383,078	5,148,558

*	Class R shares were converted to Class A shares in the reorganization.
**	Balances updated due to capital stock activity that occured on the merger date.

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Fund			Acquiring Fund
PGIM QMA Defensive Equity Fund			PGIM QMA Large-Cap Core Equity Fund
Class	Net assets**	Unrealized Appreciation on Investments	Class	Net assets
A	$161,360,761	$16,169,416	A	$97,991,911
B	3,241,959	371,064	B	1,525,457
C	28,989,842	2,914,185	C	27,863,342
R	4,386	441
R6	247,369	24,845	R6	73,674,073
Z	5,148,558	517,123	Z	57,822,232

**	Balances updated due to capital stock activity that occured on the merger date.

On December 6, 2018, the Board approved an Agreement and Plan of Reorganization (the “Plan”) which provided for the transfer of all the assets of PGIM Growth Allocation Fund (the “Merged Fund”) for shares of PGIM QMA Large-Cap Core Equity Fund (the “Acquiring Fund”) and the assumption of the liabilities of the Merged Fund respectively. Shareholders approved the Plan at a meeting on May 7, 2019 and the reorganization took place on June 21, 2019.

50

On the reorganization date, the Merged Fund had the following total investment cost and value, representing the principal assets acquired by the Acquiring Fund:

Merged Fund	Total Investment Value	Total Investment Cost
PGIM Growth Allocation Fund	$103,285,240	$101,038,779

The purpose of the transaction was to combine two funds with substantially similar investment objectives and policies.

The acquisition was accomplished by a tax-free exchange of the following shares on June 21, 2019:

Merged Fund		Acquiring Fund
PGIM Growth Allocation Fund		PGIM QMA Large-Cap Core Equity Fund
Class	Shares	Class	Shares	Value
A	6,542,127	A	5,814,665	$85,591,875
B	347,206	B	322,743	4,221,475
C	924,805	C	859,786	11,263,198
R*	3,448
R6	34,903	R6	30,652	465,906
Z	177,146	Z	155,969	2,366,047

*	Class R shares were converted to Class A shares in the reorganization.

For financial reporting purposes, assets received and shares issued by the Acquiring Fund were recorded at fair value; however, the cost basis of the investments received from the Merged Fund were carried forward to reflect the tax-free status of the acquisition.

The net assets and net unrealized appreciation immediately before the acquisition were as follows:

Merged Fund			Acquiring Fund
PGIM Growth Allocation Fund			PGIM QMA Large-Cap Core Equity Fund
Class	Net assets	Unrealized Appreciation on Investments	Class	Net assets
A	$85,547,474	$1,849,179	A	$318,962,457
B	4,221,475	91,196	B	4,297,642
C	11,263,198	243,949	C	19,072,550
R	44,401	959
R6	465,906	10,065	R6	81,276,224
Z	2,366,047	51,113	Z	64,334,299

PGIM QMA Large-Cap Core Equity Fund	51

Notes to Financial Statements (continued)

Assuming the acquisition had been completed on November 1, 2018, the Acquiring Fund’s unaudited pro forma results of operations for the year ended October 31, 2019 would have been as follows:

Acquiring Fund	Net Investment income(a)	Net realized and unrealized gain/loss on investments(b)	Net increase in net assets resulting from operations
PGIM QMA Large-Cap Core Equity Fund	$8,267,062	$46,438,251	$54,705,313

(a)

Net investment income as reported in the Statement of Operations (year ended October 31, 2019) of the Acquiring Fund, plus net investment income from the Merged Funds pre-merger as follows: PGIM QMA Defensive Equity Fund $511,886 and PGIM Growth Allocation Fund $1,132,504.

(b)

Net realized and unrealized gain/loss on investments as reported in the Statement of Operations (year ended October 31, 2019) of the Acquiring Fund, plus net realized and unrealized gain (loss) on investments from the Merged Funds pre-merger as follows: PGIM QMA Defensive Equity Fund $(8,084,016) and PGIM Growth Allocation $(2,201,776).

Since both the Merged Funds and the Acquiring Fund sold and redeemed shares throughout the period, it is not practicable to provide pro-forma information on a per-share basis.

Since the combined investment Funds had been managed as a single integrated portfolio since the acquisition was completed, it is also not practicable to separate the amounts of revenue and earnings of the Merged Funds that have been included in the Acquiring Fund’s Statement of Operations since December 14, 2018 and June 21, 2019.

11. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

52

Financial Highlights

Class A Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$16.76	$18.37	$15.49	$15.92	$16.55
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.20	0.19	0.14	0.14
Net realized and unrealized gain (loss) on investment transactions	1.19	0.80	3.51	0.29	0.55
Total from investment operations	1.37	1.00	3.70	0.43	0.69
Less Dividends and Distributions:
Dividends from net investment income	(0.22)	(0.18)	(0.15)	(0.14)	(0.11)
Distributions from net realized gains	(2.74)	(2.43)	(0.67)	(0.72)	(1.21)
Total dividends and distributions	(2.96)	(2.61)	(0.82)	(0.86)	(1.32)
Net asset value, end of year	$15.17	$16.76	$18.37	$15.49	$15.92
Total Return(b):	10.61%	5.67%	24.73%	3.02%	4.20%

Ratios/Supplemental Data:
Net assets, end of year (000)	$400,634	$105,855	$113,343	$89,169	$88,920
Average net assets (000)	$302,864	$112,391	$101,852	$88,443	$90,171
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.74%	0.72%	0.77%	1.17%	1.14%
Expenses before waivers and/or expense reimbursement	0.87%	0.86%	0.93%	1.22%	1.19%
Net investment income (loss)	1.27%	1.14%	1.13%	0.91%	0.89%
Portfolio turnover rate(e)(f)	88%	95%	89%	89%	112%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	53

Financial Highlights (continued)

Class B Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.15	$16.87	$14.30	$14.75	$15.43
Income (loss) from investment operations:
Net investment income (loss)	0.05	0.03	0.06	0.03	0.02
Net realized and unrealized gain (loss) on investment transactions	1.05	0.74	3.23	0.27	0.51
Total from investment operations	1.10	0.77	3.29	0.30	0.53
Less Dividends and Distributions:
Dividends from net investment income	(0.08)	(0.06)	(0.05)	(0.03)	- (b)
Distributions from net realized gains	(2.74)	(2.43)	(0.67)	(0.72)	(1.21)
Total dividends and distributions	(2.82)	(2.49)	(0.72)	(0.75)	(1.21)
Net asset value, end of year	$13.43	$15.15	$16.87	$14.30	$14.75
Total Return(c):	9.65%	4.67%	23.75%	2.31%	3.42%

Ratios/Supplemental Data:
Net assets, end of year (000)	$7,668	$1,641	$2,291	$2,132	$2,676
Average net assets (000)	$5,430	$1,953	$2,311	$2,348	$3,018
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.59%	1.67%	1.52%	1.92%	1.89%
Expenses before waivers and/or expense reimbursement	2.24%	2.45%	1.63%	1.92%	1.89%
Net investment income (loss)	0.40%	0.20%	0.40%	0.19%	0.15%
Portfolio turnover rate(f)(g)	88%	95%	89%	89%	112%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

54

Class C Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$15.20	$16.89	$14.31	$14.77	$15.45
Income (loss) from investment operations:
Net investment income (loss)	0.08	0.07	0.06	0.02	0.02
Net realized and unrealized gain (loss) on investment transactions	1.03	0.73	3.24	0.27	0.51
Total from investment operations	1.11	0.80	3.30	0.29	0.53
Less Dividends and Distributions:
Dividends from net investment income	(0.11)	(0.06)	(0.05)	(0.03)	- (b)
Distributions from net realized gains	(2.74)	(2.43)	(0.67)	(0.72)	(1.21)
Total dividends and distributions	(2.85)	(2.49)	(0.72)	(0.75)	(1.21)
Net asset value, end of year	$13.46	$15.20	$16.89	$14.31	$14.77
Total Return(c):	9.77%	4.91%	23.80%	2.24%	3.42%

Ratios/Supplemental Data:
Net assets, end of year (000)	$27,333	$29,930	$31,518	$39,218	$38,919
Average net assets (000)	$36,812	$31,783	$34,697	$38,344	$38,738
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.47%	1.44%	1.53%	1.92%	1.89%
Expenses before waivers and/or expense reimbursement	1.54%	1.55%	1.64%	1.92%	1.89%
Net investment income (loss)	0.59%	0.43%	0.40%	0.16%	0.14%
Portfolio turnover rate(f)(g)	88%	95%	89%	89%	112%

(a)	Calculated based on average shares outstanding during the year.
(b)	Less than $0.005 per share.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	55

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$17.20	$18.78	$15.83	$16.24	$16.86
Income (loss) from investment operations:
Net investment income (loss)	0.24	0.25	0.24	0.18	0.18
Net realized and unrealized gain (loss) on investment transactions	1.21	0.82	3.57	0.31	0.55
Total from investment operations	1.45	1.07	3.81	0.49	0.73
Less Dividends and Distributions:
Dividends from net investment income	(0.26)	(0.22)	(0.19)	(0.18)	(0.14)
Distributions from net realized gains	(2.74)	(2.43)	(0.67)	(0.72)	(1.21)
Total dividends and distributions	(3.00)	(2.65)	(0.86)	(0.90)	(1.35)
Net asset value, end of year	$15.65	$17.20	$18.78	$15.83	$16.24
Total Return(b):	10.91%	5.98%	24.93%	3.35%	4.41%

Ratios/Supplemental Data:
Net assets, end of year (000)	$67,192	$61,857	$56,066	$71,506	$80,096
Average net assets (000)	$65,923	$62,456	$54,787	$75,803	$57,677
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	0.48%	0.46%	0.54%	0.92%	0.89%
Expenses before waivers and/or expense reimbursement	0.54%	0.55%	0.64%	0.92%	0.89%
Net investment income (loss)	1.59%	1.40%	1.42%	1.18%	1.12%
Portfolio turnover rate(e)(f)	88%	95%	89%	89%	112%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Does not include expenses of the underlying funds in which the Fund invests.
(d)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(f)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

56

Class R6 Shares
	Year Ended October 31,		December 28, 2016(a) through October 31,
	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$17.23	$18.81	$16.06
Income (loss) from investment operations:
Net investment income (loss)	0.26	0.27	0.21
Net realized and unrealized gain (loss) on investment transactions	1.21	0.82	2.54
Total from investment operations	1.47	1.09	2.75
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.24)	-
Distributions from net realized gains	(2.74)	(2.43)	-
Total dividends and distributions	(3.02)	(2.67)	-
Net asset value, end of period	$15.68	$17.23	$18.81
Total Return(c):	11.05%	6.10%	17.12%

Ratios/Supplemental Data:
Net assets, end of period (000)	$90,722	$76,551	$58,304
Average net assets (000)	$86,249	$71,390	$40,448
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.35%	0.35%	0.35%	(f)
Expenses before waivers and/or expense reimbursement	0.41%	0.44%	0.47%	(f)
Net investment income (loss)	1.72%	1.51%	1.44%	(f)
Portfolio turnover rate(g)(h)	88%	95%	89%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(h)	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions (if any).

See Notes to Financial Statements.

PGIM QMA Large-Cap Core Equity Fund	57

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM QMA Large-Cap Core Equity Fund and Board of Trustees

Prudential Investment Portfolios 9:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM QMA Large-Cap Core Equity Fund, a series of Prudential Investment Portfolios 9, (the Fund), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended October 31, 2019, and the financial highlights for the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 19, 2019

58

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2019, the Fund reports the maximum amount allowed per share but not less than $2.37 for Class A, B, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2019, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than, the following percentages of the ordinary income dividends paid as 1) qualified dividend income (QDI); and 2) eligible for corporate dividends received deduction (DRD):

	QDI	DRD
PGIM QMA Large-Cap Core Equity Fund	56.66%	54.45%

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV, as to the federal tax status of dividends and distributions received by you in calendar year 2019.

PGIM QMA Large-Cap Core Equity Fund	59

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM QMA Large-Cap Core Equity Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM QMA Large-Cap Core Equity Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM QMA Large-Cap Core Equity Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM QMA Large-Cap Core Equity Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM QMA Large-Cap Core Equity Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with QMA LLC (“QMA”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and QMA. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information

[1]	PGIM QMA Large-Cap Core Equity Fund is a series of Prudential Investment Portfolios 9.
[2]

Grace C. Torres was an Interested Trustee of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Trustee of the Fund.

PGIM QMA Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and QMA, which serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and QMA. The Board noted that QMA is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by QMA, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and QMA, and also considered the qualifications, backgrounds and responsibilities of QMA’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’ and QMA’s organizational structure, senior management, investment operations, and other relevant

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information pertaining to both PGIM Investments and QMA. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to both PGIM Investments and QMA.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by QMA, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and QMA under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments during the year ended December 31, 2018 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

PGIM QMA Large-Cap Core Equity Fund

Approval of Advisory Agreements (continued)

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and QMA

The Board considered potential ancillary benefits that might be received by PGIM Investments, QMA and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by QMA included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and QMA were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-, three-, five- and ten-year periods ended December 31, 2018.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

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The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	2nd Quartile	2nd Quartile	2nd Quartile
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

The Board considered PGIM Investments’ assertion that the Fund’s underperformance was attributable to the Fund’s overweight to value stocks relative to the Peer Universe and benchmark index, at a time when value investments were not favored in the market.

•

The Board also considered that, when it evaluated performance in the prior year, as of December 31, 2017, the Fund ranked in the first quartile of its Peer Universe over the one-, three- and five-year periods and ranked in the second quartile over the ten-year period and outperformed its benchmark index over the one- and five-year periods.

•

The Board and PGIM Investments agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s net annual operating expenses at 0.35% for each class of the Fund’s shares through February 29, 2020.

•

The Board and PGIM Investments also agreed to retain the existing contractual expense cap, which (exclusive of certain fees and expenses), limits the Fund’s total annual operating expenses to 1.58% of the average daily net assets for Class B shares.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that, in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM QMA Large-Cap Core Equity Fund

Supplement dated December 18, 2019

to the Currently Effective Summary Prospectus, Prospectus

and Statement of Additional Information of the Funds Listed Below

This supplement should be read in conjunction with your Summary Prospectus, Statutory Prospectus and Statement of Additional Information, be retained for future reference and is in addition to any existing Fund supplements.

The Board of Directors/Trustees for each Fund listed below has approved the conversion of all issued and outstanding Class B shares of the Funds to Class A shares of the same Fund, effective on or about June 26, 2020.

As a result, effective on or about the close of business on June 26, 2020, all of the issued and outstanding Class B shares of a Fund will be converted into Class A shares of that Fund with the same relative aggregate net asset value as the Class B shares held immediately prior to the conversion. Class A shares currently have lower total expense ratios, and equal or lower distribution fees and shareholder servicing fees payable under the Fund’s 12b-1 plan than Class B shares. No sales load, fee, or other charge will be imposed on the conversion of these shares. Class A shares are not subject to the contingent deferred sales charge (if any) currently charged on the redemption of Class B shares. Please refer to your Fund’s Prospectus for more information regarding Class A shares. The conversion is not expected to be a taxable event for federal income tax purposes and should not result in recognition of gain or loss by converting shareholders.

LR1263

The Prudential Investment Portfolios, Inc.

PGIM Balanced Fund

PGIM Jennison Focused Value Fund

PGIM Jennison Growth Fund

Prudential Investment Portfolios 3

PGIM Jennison Focused Growth Fund

PGIM QMA Large-Cap Value Fund

PGIM Real Assets Fund

Prudential Investment Portfolios 4

PGIM Muni High Income Fund

Prudential Investment Portfolios 5

PGIM Jennison Diversified Growth Fund

Prudential Investment Portfolios 6

PGIM California Muni Income Fund

Prudential Investment Portfolios 7

PGIM Jennison Value Fund

Prudential Investment Portfolios 9

PGIM QMA Large-Cap Core Equity Fund

Prudential Investment Portfolios, Inc. 10

PGIM Jennison Global Equity Income Fund

PGIM QMA Mid-Cap Value Fund

Prudential Investment Portfolios 12

PGIM Global Real Estate Fund

PGIM US Real Estate Fund

Prudential Investment Portfolios, Inc. 14

PGIM Government Income Fund

Prudential Investment Portfolios, Inc. 15

PGIM High Yield Fund

Prudential Investment Portfolios 16

PGIM Income Builder Fund

Prudential Investment Portfolios, Inc. 17

PGIM Total Return Bond Fund

Prudential Investment Portfolios 18

PGIM Jennison 20/20 Focus Fund

Prudential Global Total Return Fund, Inc.

PGIM Global Total Return Fund

Prudential Jennison Blend Fund, Inc.

PGIM Jennison Blend Fund

Prudential Jennison Mid-Cap Growth Fund, Inc.

PGIM Jennison Mid-Cap Growth Fund

Prudential Jennison Natural Resources Fund, Inc.

PGIM Jennison Natural Resources Fund

Prudential Jennison Small Company Fund, Inc.

PGIM Jennison Small Company Fund

Prudential Government Money Market Fund, Inc.

PGIM Government Money Market Fund

Prudential National Muni Fund, Inc.

PGIM National Muni Fund

Prudential Sector Funds, Inc.

PGIM Jennison Financial Services Fund

PGIM Jennison Health Sciences Fund

PGIM Jennison Utility Fund

Prudential Short-Term Corporate Bond Fund, Inc.

PGIM Short-Term Corporate Bond Fund

Prudential World Fund, Inc.

PGIM QMA International Equity Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS
Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	QMA LLC	Gateway Center Two 100 Mulberry Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM QMA Large-Cap Core Equity Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM QMA LARGE-CAP CORE EQUITY FUND

SHARE CLASS	A	B	C	Z	R6
NASDAQ	PTMAX	PTMBX	PTMCX	PTEZX	PTMQX
CUSIP	74441J100	74441J209	74441J308	74441J407	74441J688

MF187E

PGIM REAL ESTATE INCOME FUND

ANNUAL REPORT

OCTOBER 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: To seek income and capital appreciation

Highlights (unaudited)

•

The Fund outperformed the Custom Blend Index (the Index) during the reporting period. All regions in the Fund’s portfolio (North America, Europe, and Asia) performed well, with both stock selection and asset allocation contributing positively.

•

Within North America, the US health care sector saw significant relative outperformance, largely the result of favorable stock picking. An overweight position in this sector relative to the Index also benefited returns. Conversely, an underweight position in the residential sector and lack of exposure to specialty housing stocks detracted from relative performance.

•

Europe performed well on a relative basis largely due to both positive stock selection and favorable asset allocation in the UK and Ireland. An underweight position in Germany also boosted relative results.

•

Asia’s relative outperformance can be attributed to strong stock selection in Japan. A slight underweight position, on average for the period, was also accretive to performance. Australia modestly dragged on returns due to weak stock picking.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Real Estate Income Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Real Estate Income Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Real Estate Income Fund

December 16, 2019

PGIM Real Estate Income Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/19 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	19.32	5.36 (6/3/15)
Class C	24.34	5.95 (6/3/15)
Class Z	26.62	7.04 (6/3/15)
Class R6	26.54	10.30 (12/28/16)
Custom Blend Index
	19.39	—

	Average Annual Total Returns as of 10/31/19 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	26.26	6.72 (6/3/15)
Class C	25.34	5.95 (6/3/15)
Class Z	26.62	7.04(6/3/15)
Class R6	26.54	10.30 (12/28/16)
Custom Blend Index
	19.39	—

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Custom Blend Index by portraying the initial account values at the commencement of operations for Class Z shares (June 3, 2015) and the account values at the end of the current fiscal year (October 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to each class’ inception date.

PGIM Real Estate Income Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

Custom Blend Index—The Custom Blend Index is a model portfolio consisting of the FTSE EPRA/NAREIT Developed Index (80%), which is an unmanaged index and reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world; and the ICE BofA Merrill Lynch 7% Constrained REIT Preferred Securities Index (20%), which is an unmanaged index that is a subset of the ICE BofA Merrill Lynch Fixed Rate Preferred Securities Index including all REIT-issued preferred securities. The average annual total returns for the Custom Blend Index measured from the month-end closest to the inception date of the Fund’s Class A, Class C, and Class Z shares are 6.47% and 9.01% for Class R6 shares.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Presentation of Fund Holdings as of 10/31/19

Ten Largest Holdings	REIT Sectors	% of Net Assets
Apple Hospitality REIT, Inc.	Hotel & Resort REITs	5.6%
Medical Properties Trust, Inc.	Health Care REITs	5.5%
New Senior Investment Group, Inc.	Health Care REITs	5.5%
Spirit Realty Capital, Inc.	Retail REITs	5.3%
MGM Growth Properties LLC (Class A Stock)	Hotel & Resort REITs	5.2%
Mapletree Logistics Trust (Singapore)	Industrial REITs	4.5%
STAG Industrial, Inc.	Industrial REITs	3.9%
Mapletree Commercial Trust (Singapore)	Retail REITs	3.9%
New World Development Co. Ltd. (Hong Kong)	Diversified Real Estate Activities	3.9%
Invincible Investment Corp. (Japan)	Hotel & Resort REITs	3.6%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term Investments.

PGIM Real Estate Income Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Real Estate Income Fund’s Class Z shares returned 26.62% in the 12-month reporting period that ended October 31, 2019, outperforming the 19.39% return of the Custom Blend Index (the Index).

What were conditions like in the global real estate securities market?

•

Conditions in the US real estate investment trust (REIT) market during the reporting period were highly favorable, as global economic uncertainty and persistently low long-term interest rates increased the relative attractiveness of the US REIT market as both a safe-haven asset class and reliable source of income. In addition, fundamentals in the commercial real estate markets remained strong, with peak occupancies in most property types and steady rent growth. As a result, the US REIT market produced a 24% total return during the period. Declining debt costs and improved equity valuations allowed REITs to increase equity issuances and make accretive acquisitions. Still, return dispersion remained wide, as property types best exposed to secular demand trends outperformed, specifically industrial and manufactured housing. Conversely, property types exposed to challenging demand trends and rising capital needs lagged, most notably the malls and office sectors. On average, the US REIT market was trading at an 8% premium to net asset value (NAV) at the end of the period, which PGIM Real Estate viewed as appropriate given the macroeconomic backdrop.

•

The European real estate market’s total return during the period was positive. However, political risk hovered over the European region, especially in the United Kingdom (UK) where Brexit news dominated headlines as the UK continued to negotiate an exit from the European Union. Finland was the best-performing market, lifted by a strong multifamily residential sector performance. Belgium, Switzerland, Sweden, and Spain were also leading performers during the period. The UK real estate market’s return was in line with the European average. However, it underperformed for most of the period and saw a bounce only in October 2019 when a potential Brexit deal was announced. The core European real estate markets of Germany and France both lagged the European average. Germany suffered from the threat of growing regulation in the multifamily residential sector, and France was negatively impacted by the poor performance of the retail sector that dominates its index. Only the real estate market of the Netherlands showed a negative total return for the period, again as a result of the dominance of retail stocks in its index. The low interest-rate environment persisted in the eurozone longer than investors had originally anticipated, sending bond yields to record lows and maintaining pressure on capitalization rates (i.e., the rate of return expected to be generated on a real estate investment property) across the region, especially for core properties in the more liquid markets. Foreign investor demand was strong, and rental growth momentum was robust in the major continental markets, though some investor concerns were growing as capitalization rates reached new record lows in these markets late in the real estate cycle.

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•

Asia-Pacific real estate equities walked a tightrope during the period, with global economic growth subject to the outcome of the US-China trade conflict. This conflict has diminished trade flows, which has negatively affected consumption, exports, manufacturing, and ultimately investments. While interest-rate guidance during the latter half of the period turned dovish, markets continued to focus on potential signs of weakness in global economic growth. Amid the macro concerns, the region’s REIT markets outperformed the developers due to their defensiveness and income stability. Japanese REITs led the pack, supported by the robust class-A office sector in Tokyo and the continued accommodative monetary policy by the Bank of Japan. Similarly, investors favored Singapore REITs’ perceived defensive income payout. The numerous accretive equity raisings were well received throughout the period. Australian REITs underperformed, as economic concerns overshadowed the benefits of the cash rate cuts by the Reserve Bank of Australia. In the developer space, Singapore developers fared better than Japanese and Hong Kong developers during the period, despite cooling measures and global economic uncertainty. Japanese developers were helped by healthy condominium sales and positive office rent reversions, but performance was negatively affected by a murky economic outlook. Hong Kong developers remained in a tight spot, facing severe economic and political headwinds after months of civil unrest and the U.S.-China trade war. Residential prices fell 6.0% from their peak at the end of June 2019 through the end of the period, following an uninterrupted run-up since 2003.

What worked and didn’t work?

•

The Fund outperformed the Index during the reporting period. All regions in the Fund’s portfolio (North America, Europe, and Asia) performed well, with both stock selection and asset allocation contributing positively.

•

Within North America, the US health care sector saw significant relative outperformance, largely the result of favorable stock picking. An overweight position in this sector relative to the Index also benefited returns. To a lesser degree, the triple net and shopping center sectors performed well on a relative basis from a combination of security selection and asset allocation. Conversely, an underweight position in the residential sector and lack of exposure to specialty housing stocks detracted from relative performance.

•

Europe performed well on a relative basis largely due to both positive stock selection and favorable asset allocation in the UK and Ireland. An underweight position in Germany also boosted relative results.

•

Asia’s relative outperformance can be attributed to strong stock selection in Japan. A slight underweight position, on average for the period, was also accretive to performance. Australia modestly dragged on returns from weak stock picking.

PGIM Real Estate Income Fund	11

Strategy and Performance Overview (continued)

Current outlook

•

Strength in US REITs during the reporting period drove the Index to an all-time high, trading at an 8% premium to NAV at the end of the period. While this premium is much richer than the 2.6% discount averaged over the trailing five years, it is more consistent with the 4.7% average premium over the last 10 years. Moreover, when looking at comparable macro environments (sub-2% 10-year US Treasury yields and modest economic growth), the US REIT market has averaged double-digit NAV premiums. As such, PGIM Real Estate viewed the valuation of the REIT market at the end of the period as reasonable, with potential upside to come if current macroeconomic conditions are sustained. As mentioned earlier, declining debt costs and improved equity valuations have allowed REITs to increase equity issuances and make accretive acquisitions. The US REIT market has seen a substantial amount of secondary offerings. In addition, REITs remained active issuers of new equity through “at the market,” or ATM, programs, which provide REITs an efficient means of raising capital over time by allowing a company to tap into the existing trading market for its shares on an as-and-when-needed basis. Despite the average premium in the US, many REITs were still trading at sizable NAV discounts at the end of the period, presenting an opportunity, in PGIM Real Estate’s view, for mergers and acquisitions (M&A) through both privatizations and REIT consolidation. In addition, private equity remained highly active. PGIM Real Estate sees health care REITs as well positioned, given a growing source of demand based on demographics and a healthy external growth opportunity set. Conversely, hotel REITs are likely to see a more challenged environment as corporations look to cut back on travel budgets in the increasingly uncertain economic backdrop. In addition, PGIM Real Estate has increased the Fund’s exposure to manufactured housing based on sector-leading cash flow growth and limited supply additions. The industrial sector has continued to benefit from the secular demand shift toward e-commerce. With continued weakness in the retail sector, PGIM Real Estate expected additional tenant bankruptcies to weigh on cash flows and valuations and therefore maintained a Fund underweight to the sector.

•

The outlook for the continental European real estate sector remains generally positive in terms of real estate fundamentals, but the growth outlook for the region as a whole remains subdued. Monetary policy in the eurozone remains loose, with potential interest-rate increases pushed back well into 2020 and the European Central Bank resuming quantitative easing. The discounts to private market values in Europe narrowed with the market rebound during the last two months of the period, but they still remained appealing with Europe trading overall at an average 7% one-year forward discount to NAV at the end of the period and with an average one-year forward dividend yield of 4.2%. The valuation divergence between the UK and the continent narrowed following the progress made on Brexit negotiations, with the continent on a 6% average discount-to-forward NAV and the UK at a 9% average discount. PGIM Real Estate believes caution is still warranted in the UK retail and London office sectors. The potential

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for surprises and volatility remain on the path to a Brexit agreement, and there are major structural challenges posed by the oversupply of physical retail in the UK. Investor demand for real estate from private capital remains solid, helping to support private market valuations as previous cycle peaks on both rents and values in many of the more liquid core markets are approached or exceeded. New supply, while increasing in markets and sectors where vacancy is tight and rental growth fundamentals are improving, generally remains able to be absorbed. On a sector basis, PGIM Real Estate remains cautious on the structural challenges facing retail stocks and continues to look for ways of increasing the Fund’s exposure to the booming logistics sector that is benefiting from the same structural trends favoring online retail. The retail sector in the UK especially has demonstrated an accelerating fall in rents and values, and this process is now underway throughout Europe. While retail share prices rebounded off their lows during the last two months of the period, M&A attempts have thus far failed to close the remaining significant discounts, and structural challenges have shown few signs of easing.

•

Asia offers attractive, risk-adjusted real estate returns, supported by strong fundamentals and yield compression from potentially lower interest rates. With three Federal Reserve (Fed) rate cuts in the US during the period, interest-rate pressure in Singapore and Hong Kong moderated as the Fed offered guidance for a more balanced rate outlook after the third cut. In addition, the Reserve Bank of Australia has begun its path of rate cuts, while the Bank of Japan is maintaining zero interest rates. PGIM Real Estate believes the following themes could be in focus in the coming months: (1) trade war continuation, (2) lower bond yield impact on REITs, (3) supply constraints in prime Singapore/Hong Kong/Sydney offices, (4) attractive yield spread (for Japanese REITs), and (5) political developments in Hong Kong. Markets remain vulnerable, with global growth subject to the outcome of the trade conflict. Within individual sectors, a sharper rise in sovereign bond yields could negatively impact regional REIT valuations. An intensification of the trade conflict between the US and China also could materially hurt the economic prospects of the region.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings during the Fund’s reporting period.

Top Contributors (%)		Top Detractors (%)
MedEquities Realty Trust Inc.	2.85	Columbia Property Trust Inc.	–0.57
Invincible Investment Corp.	1.36	DiamondRock Hospitality Co.	–0.57
LaSalle LOGIPORT REIT	1.01	Easterly Government Properties Inc.	–0.64
Essential Properties Realty Trust Inc.	0.96	Sabra Health Care REIT Inc.	–1.00
Americold Realty Trust	0.89	Macerich Co.	–1.27

PGIM Real Estate Income Fund	13

Comments on Largest Holdings (unaudited)

5.6%	Apple Hospitality REIT, Inc., Hotel Resort

Apple Hospitality focuses on investments in hotels, guest rooms, and resorts in the US.

5.5%	Medical Properties Trust Inc., Health Care

Medical Properties Trust acquires and develops net-leased health care facilities, including inpatient rehabilitation hospitals, long-term acute care hospitals, regional acute care hospitals, ambulatory surgery centers, and other single-discipline health care facilities such as heart hospitals.

5.5%	New Senior Investment Group, Inc., Health Care

New Senior Investment Group’s portfolio consists of senior housing properties in the US, including managed and triple net lease properties that are comprised of independent living and health care services.

5.3%	Spirit Realty Capital, Inc., Retail

Spirit Realty Capital invests in single-tenant and triple net basis real estate properties in the US that are engaged in retail, service, and distribution industries.

5.2%	MGM Growth Properties LLC, Hotel & Resort

MGM Growth Properties acquires, owns, and leases destination entertainment and leisure resorts, including casino gaming, hotel, convention, dining, retail, and entertainment properties.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM Real Estate Income Fund	15

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Real Estate Income Fund		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,114.50	1.35%	$7.20
	Hypothetical	$1,000.00	$1,018.40	1.35%	$6.87
Class C	Actual	$1,000.00	$1,110.30	2.10%	$11.17
	Hypothetical	$1,000.00	$1,014.62	2.10%	$10.66
Class Z	Actual	$1,000.00	$1,115.50	1.10%	$5.87
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60
Class R6	Actual	$1,000.00	$1,115.80	1.10%	$5.87
	Hypothetical	$1,000.00	$1,019.66	1.10%	$5.60

* Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 99.0%

COMMON STOCKS 79.3%

Diversified Real Estate Activities 6.2%
New World Development Co. Ltd. (Hong Kong)	491,175	$699,700
Sun Hung Kai Properties Ltd. (Hong Kong)	28,168	423,912

		1,123,612

Diversified REITs 3.9%
Activia Properties, Inc. (Japan)	35	184,647
Essential Properties Realty Trust, Inc.	8,299	212,952
STORE Capital Corp.	7,829	317,075

		714,674

Health Care REITs 19.8%
CareTrust REIT, Inc.	17,109	414,722
Healthpeak Properties, Inc.	11,114	418,109
Medical Properties Trust, Inc.	48,337	1,002,026
New Senior Investment Group, Inc.	140,645	990,141
Omega Healthcare Investors, Inc.	8,199	361,084
Welltower, Inc.	4,471	405,475

		3,591,557

Hotel & Resort REITs 16.2%
Apple Hospitality REIT, Inc.	61,750	1,017,640
Invincible Investment Corp. (Japan)	1,046	661,065
Japan Hotel REIT Investment Corp. (Japan)	394	326,679
MGM Growth Properties LLC (Class A Stock)	30,258	944,352

		2,949,736

Industrial REITs 13.0%
Frasers Logistics & Industrial Trust (Singapore)	174,989	161,878
Mapletree Logistics Trust (Singapore)	665,464	820,721
Prologis, Inc.	421	36,947
STAG Industrial, Inc.	22,697	704,515
Summit Industrial Income REIT (Canada)Sub RCT*	21,533	209,264
Summit Industrial Income, REIT (Canada)	10,911	105,871
Tritax Big Box REIT PLC (United Kingdom)	163,986	319,542

		2,358,738

Office REITs 2.1%
Keppel REIT (Singapore)	435,326	387,093

See Notes to Financial Statements.

PGIM Real Estate Income Fund	17

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

Real Estate Operating Companies 1.9%
LEG Immobilien AG (Germany)	1,320	$151,517
TLG Immobilien AG (Germany)	6,347	185,934

		337,451

Retail REITs 15.3%
Frasers Centrepoint Trust (Singapore)	7,666	15,489
Kenedix Retail REIT Corp. (Japan)	150	413,252
Lendlease Global Commercial REIT (Singapore)*	428,700	299,360
Link REIT (Hong Kong)	15,083	164,214
Mapletree Commercial Trust (Singapore)	410,500	702,366
Realty Income Corp.	2,585	211,427
Spirit Realty Capital, Inc.	19,406	967,195

		2,773,303

Specialized REITs 0.9%
Extra Space Storage, Inc.	1,411	158,413

TOTAL COMMON STOCKS (cost $12,981,423)		14,394,577

PREFERRED STOCKS 19.7%

Diversified REITs 3.3%
Gladstone Commercial Corp.	12,884	338,205
PS Business Parks, Inc.	10,450	267,415

		605,620

Industrial REITs 3.7%
Monmouth Real Estate Investment Corp.	14,408	360,200
Rexford Industrial Realty, Inc.	12,000	315,881

		676,081

Office REITs 4.7%
Office Properties Income Trust	13,875	361,860
Vornado Realty Trust	18,897	492,456

		854,316

Residential REITs 6.0%
American Homes 4 Rent	17,088	453,687

See Notes to Financial Statements.

18

Description	Shares	Value
PREFERRED STOCKS (Continued)

Residential REITs (cont’d.)
Investors Real Estate Trust	12,010	$315,863
UMH Properties, Inc.	11,907	320,298

		1,089,848

Specialized REITs 2.0%
EPR Properties(a)	13,609	357,236

TOTAL PREFERRED STOCKS (cost $3,401,872)		3,583,101

RIGHTS* 0.0%

Retail REITs
Mapletree Commercial Trust (Singapore), expiring 11/08/19 (cost $0)	29,146	1,879

TOTAL LONG-TERM INVESTMENTS (cost $16,383,295)		17,979,557

SHORT-TERM INVESTMENTS 6.0%

AFFILIATED MUTUAL FUNDS
PGIM Core Ultra Short Bond Fund(w)	744,697	744,697
PGIM Institutional Money Market Fund (cost $354,273; includes $354,253 of cash collateral for securities on loan)(b)(w)	354,202	354,273

TOTAL SHORT-TERM INVESTMENTS (cost $1,098,970)		1,098,970

TOTAL INVESTMENTS 105.0% (cost $17,482,265)		19,078,527
Liabilities in excess of other assets (5.0)%		(916,224)

NET ASSETS 100.0%		$18,162,303

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

*	Non-income producing security.
(a)

All or a portion of security is on loan. The aggregate market value of such securities, including those sold and pending settlement, is $341,250; cash collateral of $354,253 (included in liabilities) was received with which the Fund purchased highly liquid short-term investments.

(b)	Represents security purchased with cash collateral received for securities on loan and includes dividend reinvestment.

See Notes to Financial Statements.

PGIM Real Estate Income Fund	19

Schedule of Investments (continued)

as of October 31, 2019

(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund and PGIM Institutional Money Market Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Canada	$315,135	$—	$—
Germany	—	337,451	—
Hong Kong	—	1,287,826	—
Japan	—	1,585,643	—
Singapore	299,360	2,087,547	—
United Kingdom	—	319,542	—
United States	8,162,073	—	—
Preferred Stocks
United States	3,583,101	—	—
Rights
Singapore	—	1,879	—
Affiliated Mutual Funds	1,098,970	—	—

Total	$13,458,639	$5,619,888	$—

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2019 were as follows (unaudited):

Health Care REITs	19.8%
Industrial REITs	16.7
Hotel & Resort REITs	16.2
Retail REITs	15.3
Diversified REITs	7.2
Office REITs	6.8
Diversified Real Estate Activities	6.2
Residential REITs	6.0

Affiliated Mutual Funds (2.0% represents investments purchased with collateral from securities on loan)	6.0%
Specialized REITs	2.9
Real Estate Operating Companies	1.9

105.0
Liabilities in excess of other assets	(5.0)

100.0%

See Notes to Financial Statements.

20

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$1,879	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2019 are as follows:

For the year ended October 31, 2019, the Fund did not have any net realized gain (loss) on derivatives in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$1,879

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund entered into financial instruments/transactions during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for financial instruments/transactions where the legal right to set-off exists is presented in the summary below.

Offsetting of financial instrument/transaction assets and liabilities:

Description	Gross Market Value of Recognized Assets/(Liabilities)	Collateral Pledged/(Received)(1)	Net Amount
Securities on Loan	$341,250	$(341,250)	$—

(1)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions.

See Notes to Financial Statements.

PGIM Real Estate Income Fund	21

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments at value, including securities on loan of $341,250:
Unaffiliated investments (cost $16,383,295)	$17,979,557
Affiliated investments (cost $1,098,970)	1,098,970
Receivable for investments sold	222,826
Dividends receivable	59,243
Receivable for Fund shares sold	21,502
Tax reclaim receivable	5,611
Prepaid expenses and other assets	814

Total Assets	19,388,523

Liabilities
Payable for investments purchased	809,887
Payable to broker for collateral for securities on loan	354,253
Accrued expenses and other liabilities	41,458
Payable for Fund shares reacquired	11,374
Management fee payable	8,249
Distribution fee payable	730
Affiliated transfer agent fee payable	269

Total Liabilities	1,226,220

Net Assets	$18,162,303

Net assets were comprised of:
Shares of beneficial interest, at par	$1,700
Paid-in capital in excess of par	16,376,364
Total distributable earnings (loss)	1,784,239

Net assets, October 31, 2019	$18,162,303

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share, ($ 914,680 ÷ 85,810 shares of beneficial interest issued and outstanding)	$10.66
Maximum sales charge (5.50% of offering price)	0.62

Maximum offering price to public	$11.28

Class C
Net asset value, offering price and redemption price per share, ($ 638,552 ÷ 59,910 shares of beneficial interest issued and outstanding)	$10.66

Class Z
Net asset value, offering price and redemption price per share, ($ 16,450,610 ÷ 1,539,357 shares of beneficial interest issued and outstanding)	$10.69

Class R6
Net asset value, offering price and redemption price per share, ($ 158,461 ÷ 14,852 shares of beneficial interest issued and outstanding)	$10.67

See Notes to Financial Statements.

PGIM Real Estate Income Fund	23

Statement of Operations

Year Ended October 31, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $16,744 foreign withholding tax)	$562,781
Affiliated dividend income	5,594
Income from securities lending, net (including affiliated income of $24)	2,109

Total income	570,484

Expenses
Management fee	106,902
Distribution fee(a)	7,130
Custodian and accounting fees	67,784
Registration fees(a)	45,852
Audit fee	32,256
Shareholders’ reports	27,159
Legal fees and expenses	18,668
Transfer agent’s fees and expenses (including affiliated expense of $1,480)(a)	11,356
Trustees’ fees	11,089
Fund data services	6,679
Pricing fees	651
Miscellaneous	14,585

Total expenses	350,111
Less: Fee waiver and/or expense reimbursement(a)	(195,957)
Distribution fee waiver(a)	(339)

Net expenses	153,815

Net investment income (loss)	416,669

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	1,068,390
Foreign currency transactions	(12,492)

1,055,898

Net change in unrealized appreciation (depreciation) on:
Investments	1,676,402
Foreign currencies	52

1,676,454

Net gain (loss) on investment and foreign currency transactions	2,732,352

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,149,021

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	2,031	5,099	—	—
Registration fees	12,746	12,747	13,087	7,272
Transfer agent’s fees and expenses	1,628	732	8,897	99
Fee waiver and/or expense reimbursement	(22,000)	(19,175)	(146,183)	(8,599)
Distribution fee waiver	(339)	—	—	—

See Notes to Financial Statements.

24

Statements of Changes in Net Assets

	Year Ended October 31,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$416,669	$409,264
Net realized gain (loss) on investment and foreign currency transactions	1,055,898	(145,447)
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,676,454	(445,332)

Net increase (decrease) in net assets resulting from operations	3,149,021	(181,515)

Dividends and Distributions
Distributions from distributable earnings
Class A	(26,656)	(48,178)
Class C	(15,965)	(15,295)
Class Z	(480,561)	(483,553)
Class R6	(4,594)	(1,218)

	(527,776)	(548,244)

Tax return of capital distributions
Class A	—	(6,561)
Class C	—	(2,083)
Class Z	—	(65,851)
Class R6	—	(166)

	—	(74,661)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	9,084,615	1,327,086
Net asset value of shares issued in reinvestment of dividends and distributions	525,036	614,269
Cost of shares reacquired	(2,047,899)	(5,056,067)

Net increase (decrease) in net assets from Fund share transactions	7,561,752	(3,114,712)

Total increase (decrease)	10,182,997	(3,919,132)

Net Assets:
Beginning of year	7,979,306	11,898,438

End of year	$18,162,303	$7,979,306

See Notes to Financial Statements.

PGIM Real Estate Income Fund	25

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of five funds: PGIM Absolute Return Bond Fund and PGIM QMA Large-Cap Core Equity Fund, each of which are diversified funds and PGIM

International Bond Fund, PGIM Select Real Estate Fund and PGIM Real Estate Income Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Real Estate Income Fund (the “Fund”).

The investment objective of the Fund is to seek income and capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

26

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s

PGIM Real Estate Income Fund	27

Notes to Financial Statements (continued)

most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term

28

portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Rights: The Fund held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Fund until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the

PGIM Real Estate Income Fund	29

Notes to Financial Statements (continued)

securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

30

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. The tax legislation did not expressly permit regulated investment companies (“RICs”) paying dividends attributable to such income to pass through this special treatment to its shareholders. On January 18, 2019, the Internal Revenue Service issued final regulations that permit RICs to pass through “qualified REIT dividends” to their shareholders.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Real Estate unit. The subadvisory agreement provides that PGIM Real Estate will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM Real Estate is obligated to keep certain books and records of the Fund. The Manager pays for the services of PGIM Real Estate, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

PGIM Real Estate Income Fund	31

Notes to Financial Statements (continued)

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.80% of the Fund’s average daily net assets up to and including $1 billion, 0.78% of the next $2 billion, 0.76% of the next $2 billion, 0.75% of the next $5 billion and 0.74% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.80% for the year ended October 31, 2019.

The Manager has contractually agreed, through February 28, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.35% of average daily net assets for Class A shares, 2.10% of average daily net assets for Class C shares, 1.10% of average daily net assets for Class Z shares and 1.10% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class and, in addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through February 28, 2021 to limit such fees to 0.25% of the average daily net assets of Class A shares.

For the year ended October 31, 2019, PIMS received $12,763 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2019, PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders. From these fees, PIMS paid such sales charges to

32

broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended October 31, 2019, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2019, were $41,873,606 and $34,391,965, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2019, is presented as follows:

PGIM Real Estate Income Fund	33

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$ 34,101	$16,701,584	$15,990,988	$—	$—	$744,697	744,697	$5,594

PGIM Institutional Money Market Fund*
4	1,000,135	645,866	—	—	354,273	354,202	24	**

$ 34,105	$17,701,719	$16,636,854	$—	$—	$1,098,970		$5,618

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2019, the tax character of dividends paid by the Fund was $527,776 of ordinary income. For the year ended October 31, 2018, the tax character of dividends paid by the Fund was $548,244 of ordinary income $74,661 of tax return of capital.

As of October 31, 2019, the accumulated undistributed earnings on a tax basis was $737,147 of ordinary income.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$18,028,264	$1,193,588	$(143,325)	$1,050,263

The book basis differs from tax basis primarily due to deferred losses on wash sales and book/tax differences in the treatment of passive foreign investment companies.

The Fund utilized approximately $640,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2019.

34

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, divided four into classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,211 Class C shares, 631,635 Class Z shares and 1,238 Class R6 shares of the Fund. At reporting period end, three shareholders of record, each holding greater than 5% of the Fund, held 90% of the Fund’s outstanding shares, of which 37% were held by an affiliate of Prudential.

PGIM Real Estate Income Fund	35

Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2019:
Shares sold	42,526	$417,140
Shares issued in reinvestment of dividends and distributions	2,679	25,672
Shares reacquired	(31,794)	(294,954)

Net increase (decrease) in shares outstanding before conversion	13,411	147,858
Shares issued upon conversion from other share class(es)	1,443	14,218

Net increase (decrease) in shares outstanding	14,854	$162,076

Year ended October 31, 2018:
Shares sold	62,102	$563,140
Shares issued in reinvestment of dividends and distributions	5,192	47,838
Shares reacquired	(91,370)	(847,176)

Net increase (decrease) in shares outstanding	(24,076)	$(236,198)

Class C
Year ended October 31, 2019:
Shares sold	32,053	$291,635
Shares issued in reinvestment of dividends and distributions	1,676	15,965
Shares reacquired	(10,795)	(94,916)

Net increase (decrease) in shares outstanding before conversion	22,934	212,684
Shares reacquired upon conversion into other share class(es)	(1,442)	(14,218)

Net increase (decrease) in shares outstanding	21,492	$198,466

Year ended October 31, 2018:
Shares sold	13,698	$123,497
Shares issued in reinvestment of dividends and distributions	1,895	17,378
Shares reacquired	(7,429)	(69,546)

Net increase (decrease) in shares outstanding before conversion	8,164	71,329
Shares reacquired upon conversion into other share class(es)	(212)	(1,877)

Net increase (decrease) in shares outstanding	7,952	$69,452

Class Z
Year ended October 31, 2019:
Shares sold	864,219	$8,266,388
Shares issued in reinvestment of dividends and distributions	48,986	478,805
Shares reacquired	(165,877)	(1,609,190)

Net increase (decrease) in shares outstanding	747,328	$7,136,003

Year ended October 31, 2018:
Shares sold	61,945	$577,934
Shares issued in reinvestment of dividends and distributions	59,580	547,669
Shares reacquired	(439,676)	(4,139,345)

Net increase (decrease) in shares outstanding before conversion	(318,151)	(3,013,742)
Shares issued upon conversion from other share class(es)	212	1,877

Net increase (decrease) in shares outstanding	(317,939)	$(3,011,865)

36

Class R6	Shares	Amount
Year ended October 31, 2019:
Shares sold	11,145	$109,452
Shares issued in reinvestment of dividends and distributions	474	4,594
Shares reacquired	(4,780)	(48,839)

Net increase (decrease) in shares outstanding	6,839	$65,207

Year ended October 31, 2018:
Shares sold	6,742	$62,515
Shares issued in reinvestment of dividends and distributions	154	1,384

Net increase (decrease) in shares outstanding	6,896	$63,899

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund utilized the SCA during the year ended October 31, 2019. The average daily balance for the 2 days that the Fund had loans outstanding during the period was approximately $165,000, borrowed at a weighted average interest rate of 3.65%. The maximum loan outstanding amount during the period was $165,000. At October 31, 2019, the Fund did not have an outstanding loan amount.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

PGIM Real Estate Income Fund	37

Notes to Financial Statements (continued)

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Risks of Investing in equity REITs: Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while

38

mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

PGIM Real Estate Income Fund	39

Financial Highlights

Class A Shares
	Year Ended October 31,				June 3, 2015(a) through October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$8.76	$9.62	$9.66	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.28	0.34	0.39	0.24	0.13
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.97	(0.63)	0.05	0.39	(0.38)
Total from investment operations	2.25	(0.29)	0.44	0.63	(0.25)
Less Dividends and Distributions:
Dividends from net investment income	(0.35)	(0.50)	(0.48)	(0.56)	(0.16)
Tax return of capital distributions	-	(0.07)	-	-	-
Total dividends and distributions	(0.35)	(0.57)	(0.48)	(0.56)	(0.16)
Net asset value, end of period	$10.66	$8.76	$9.62	$9.66	$9.59
Total Return(c):	26.26%	(3.15)%	4.60%	6.92%	(2.55)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$915	$621	$914	$637	$33
Average net assets (000)	$677	$878	$744	$186	$24
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.35%	1.36%	1.35%	1.35%	1.36% (f)
Expenses before waivers and/or expense reimbursement	4.65%	4.85%	3.30%	3.37%	9.50% (f)
Net investment income (loss)	2.91%	3.73%	4.00%	2.45%	3.15% (f)
Portfolio turnover rate(g)	257%	153%	137%	113%	98%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class C Shares
	Year Ended October 31,				June 3, 2015(a) through October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$8.76	$9.62	$9.66	$9.58	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.21	0.27	0.32	0.19	0.11
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.97	(0.63)	0.05	0.38	(0.40)
Total from investment operations	2.18	(0.36)	0.37	0.57	(0.29)
Less Dividends and Distributions:
Dividends from net investment income	(0.28)	(0.44)	(0.41)	(0.49)	(0.13)
Tax return of capital distributions	-	(0.06)	-	-	-
Total dividends and distributions	(0.28)	(0.50)	(0.41)	(0.49)	(0.13)
Net asset value, end of period	$10.66	$8.76	$9.62	$9.66	$9.58
Total Return(c):	25.34%	(3.85)%	3.83%	6.22%	(2.91)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$639	$336	$293	$321	$13
Average net assets (000)	$510	$314	$309	$151	$11
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	2.10%	2.11%	2.10%	2.10%	2.13% (f)
Expenses before waivers and/or expense reimbursement	5.86%	8.85%	4.00%	4.78%	10.11% (f)
Net investment income (loss)	2.21%	2.98%	3.29%	1.98%	2.87% (f)
Portfolio turnover rate(g)	257%	153%	137%	113%	98%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Real Estate Income Fund	41

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,				June 3, 2015(a) through October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$8.78	$9.62	$9.66	$9.59	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.39	0.40	0.38	0.16
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.98	(0.64)	0.06	0.28	(0.41)
Total from investment operations	2.29	(0.25)	0.46	0.66	(0.25)
Less Dividends and Distributions:
Dividends from net investment income	(0.38)	(0.52)	(0.50)	(0.59)	(0.16)
Tax return of capital distributions	-	(0.07)	-	-	-
Total dividends and distributions	(0.38)	(0.59)	(0.50)	(0.59)	(0.16)
Net asset value, end of period	$10.69	$8.78	$9.62	$9.66	$9.59
Total Return(c):	26.62%	(2.70)%	4.85%	7.19%	(2.47)%

Ratios/Supplemental Data:
Net assets, end of period (000)	$16,451	$6,951	$10,681	$5,512	$4,886
Average net assets (000)	$12,060	$8,632	$8,961	$5,008	$4,868
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.10%	0.98%	1.10%	1.10%	1.10% (f)
Expenses before waivers and/or expense reimbursement	2.31%	2.81%	2.96%	4.85%	8.98% (f)
Net investment income (loss)	3.17%	4.25%	4.17%	3.98%	4.08% (f)
Portfolio turnover rate(g)	257%	153%	137%	113%	98%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Class R6 Shares
	Year Ended October 31,		December 28, 2016(a) through October 31,
	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$8.76	$9.62	$9.33
Income (loss) from investment operations:
Net investment income (loss)	0.31	0.25	0.31
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.98	(0.52)	0.38
Total from investment operations	2.29	(0.27)	0.69
Less Dividends and Distributions:
Dividends from net investment income	(0.38)	(0.50)	(0.40)
Tax return of capital distributions	-	(0.09)	-
Total dividends and distributions	(0.38)	(0.59)	(0.40)
Net asset value, end of period	$10.67	$8.76	$9.62
Total Return(c):	26.54%	(2.92)%	7.43%

Ratios/Supplemental Data:
Net assets, end of period (000)	$158	$70	$11
Average net assets (000)	$115	$17	$11
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.10%	1.10%	1.10%	(f)
Expenses before waivers and/or expense reimbursement	8.55%	91.97%	2.79%	(f)
Net investment income (loss)	3.15%	2.70%	3.78%	(f)
Portfolio turnover rate(g)	257%	153%	137%

(a)	Commencement of offering.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Real Estate Income Fund	43

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Real Estate Income Fund and Board of Trustees

Prudential Investment Portfolios 9:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Real Estate Income Fund, a series of Prudential Investment Portfolios 9, (the Fund), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years or periods indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended October 31, 2019, and the financial highlights for the years or periods indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 16, 2019

44

Federal Income Tax Information (unaudited)

For the year ended October 31, 2019, the Fund reports the maximum amount allowable, but not less than 12.20% of the ordinary income dividends paid during the year as qualified dividend income in accordance with Section 854 of the Internal Revenue Code.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the dividends received by you in calendar year 2019.

PGIM Real Estate Income Fund	45

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS  (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Real Estate Income Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Real Estate Income Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Real Estate Income Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Real Estate Income Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Real Estate Income Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”). 2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreement with PGIM, Inc. (“PGIM”) on behalf of its PGIM Real Estate unit. In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments and PGIM. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadviser, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board

[1]	PGIM Real Estate Income Fund is a series of Prudential Investment Portfolios 9.
[2]

Grace C. Torres was an Interested Trustee of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Trustee of the Fund.

PGIM Real Estate Income Fund

Approval of Advisory Agreements (continued)

meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and PGIM, which, through its PGIM Real Estate unit, serves as the Fund’s subadviser pursuant to the terms of a subadvisory agreement with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments and PGIM Real Estate. The Board noted that PGIM Real Estate is affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadviser for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund and PGIM Investments’ role as the administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadviser, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadviser. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Real Estate, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund and PGIM Real Estate, and also considered the qualifications, backgrounds and responsibilities of PGIM Real Estate’s portfolio managers who are responsible for the day-to-day management of the

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Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Real Estate’s, and PGIM’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Real Estate, and PGIM. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Real Estate, and PGIM.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Real Estate, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments and PGIM Real Estate under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2018 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also

PGIM Real Estate Income Fund

Approval of Advisory Agreements (continued)

considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments and PGIM Real Estate

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Real Estate and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Real Estate included its ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments and PGIM Real Estate were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2018. The Board considered that the Fund commenced operations on June 3, 2015 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively

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determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	4th Quartile	3rd Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over all periods.
•

The Board considered PGIM Investments’ assertion that the Fund’s focus on providing an attractive yield for investors, and the Fund’s corresponding focus on higher yielding securities in comparison to the funds in the Peer Universe, rendered peer relative comparisons less useful. In this regard, the Board noted information provided by PGIM Investments indicating that the Fund’s 12-month yield as of December 31, 2018 placed the Fund in the top 5% of all funds in the Peer Universe.

•

The Board also considered that the Fund outperformed its benchmark index over the one- and three-year periods and ranked in the first and second quartile of its Peer Universe over the one- and three-year periods, respectively, ended March 31, 2019.

•	The Board considered that the Fund commenced investment operations on June 3, 2015 and that longer-term performance was not yet available.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps the Fund’s annual operating expenses at 1.35% for Class A shares, 2.10% for Class C shares, 1.10% for Class R6 shares, and 1.10% for Class Z shares through February 29, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

PGIM Real Estate Income Fund

Approval of Advisory Agreements (continued)

•

The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

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∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Real Estate Income Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS
The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM REAL ESTATE INCOME FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PRKAX	PRKCX	PRKZX	PRKQX
CUSIP	74441J761	74441J753	74441J746	74441J670

MF228E

PGIM SELECT REAL ESTATE FUND

ANNUAL REPORT

OCTOBER 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Capital appreciation and income

Highlights (unaudited)

•

The Fund outperformed the FTSE EPRA/NAREIT Developed Index during the reporting period. All three regions represented in the Fund (North America, Europe, and Asia) outperformed on a relative basis, with North America being the main driver of outperformance. Security selection across all regions was notably positive while asset allocation had a marginally favorable impact.

•

Within North America, several factors were responsible for the outperformance, including favorable security selection and an overweight position to the industrial sector, positive stock selection in health care, an underweight position to the mall sector, and favorable security selection and an underweight position to the hotels sector. The shopping center, specialty housing, office, and Triple net sectors also outperformed on a relative basis due to positive stock picking.

•

Europe performed well on a relative basis, largely due to positive stock selection in the UK and Germany. The Fund’s underweight position to France also contributed to relative performance. No individual country within the region meaningfully detracted from relative performance for the period.

•

Asia also outperformed relative to the Index. Despite unfavorable security selection in Japan, the region performed well due to the positive impact of favorable security selection in Australia, Hong Kong, and Singapore.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Real Estate is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM Real Estate, PGIM, and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

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PGIM Select Real Estate Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM Select Real Estate Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM Select Real Estate Fund

December 16, 2019

PGIM Select Real Estate Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/19 (with sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	25.34	7.55	7.78 (8/1/14)
Class C	30.59	7.93	8.11 (8/1/14)
Class Z	33.02	9.03	9.21 (8/1/14)
Class R6	33.02	9.02	9.20 (8/1/14)
FTSE EPRA/NAREIT Developed Index
	20.29	5.97	5.96
S&P 500 Index
	14.31	10.77	11.27

	Average Annual Total Returns as of 10/31/19 (without sales charges)
	One Year (%)	Five Years (%)	Since Inception (%)
Class A	32.64	8.77	8.95 (8/1/14)
Class C	31.59	7.93	8.11 (8/1/14)
Class Z	33.02	9.03	9.21 (8/1/14)
Class R6	33.02	9.02	9.20 (8/1/14)
FTSE EPRA/NAREIT Developed Index
	20.29	5.97	5.96
S&P 500 Index
	14.31	10.77	11.27

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the FTSE EPRA/NAREIT Developed Index, by portraying the initial account values at the commencement of operations for Class Z shares (August 1, 2014) and the account values at the end of the current fiscal year (October 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the Fund’s returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Indexes are measured from the closest month-end to the Fund’s inception date.

PGIM Select Real Estate Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	5.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)	1.00% on sales of $1 million or more made within 12 months of purchase	1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.30% (0.25% currently)	1.00%	None	None

Benchmark Definitions

FTSE EPRA/NAREIT Developed Index—The Financial Times Stock Exchange European Public Real Estate Association/National Association of Real Estate Investment Trusts (FTSE EPRA/NAREIT) Developed Index reflects the stock performance of companies engaged in specific aspects of the major real estate markets/regions of the world.

S&P 500 Index—The S&P 500 Index is an unmanaged index of over 500 stocks of large US public companies. It gives a broad look at how stock prices in the United States have performed.

Investors cannot invest directly in an index or average. The returns for the Indexes would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Presentation of Fund Holdings as of 10/31/19

Ten Largest Holdings	Line of Business	% of Net Assets
Americold Realty Trust	Industrial REITs	4.8%
AvalonBay Communities, Inc.	Residential REITs	4.5%
Rexford Industrial Realty, Inc.	Industrial REITs	3.9%
Equity LifeStyle Properties, Inc.	Residential REITs	3.4%
Camden Property Trust	Residential REITs	3.2%
Spirit Realty Capital, Inc.	Retail REITs	3.2%
Goodman Group (Australia)	Industrial REITs	2.9%
Segro PLC (United Kingdom)	Industrial REITs	2.8%
Prologis, Inc.	Industrial REITs	2.8%
Link REIT (Hong Kong)	Retail REITs	2.7%

For a complete list of holdings, please refer to the Schedule of Investments section of this report. Holdings reflect only long-term Investments.

PGIM Select Real Estate Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM Select Real Estate Fund’s Class Z shares returned 33.02% in the 12-month reporting period that ended October 31, 2019, outperforming the 20.29% return of the FTSE EPRA/NAREIT Developed Index (the Index).

What were conditions like in the global real estate securities market?

•

Conditions in the US real estate investment trust (REIT) market during the reporting period were highly favorable, as global economic uncertainty and persistently low long-term interest rates increased the relative attractiveness of the US REIT market as both a safe-haven asset class and reliable source of income. In addition, fundamentals in the commercial real estate markets remained strong, with peak occupancies in most property types and steady rent growth. As a result, the US REIT market produced a 24% total return during the period. Declining debt costs and improved equity valuations allowed REITs to increase equity issuances and make accretive acquisitions. Still, return dispersion remained wide, as property types best exposed to secular demand trends outperformed, specifically industrial and manufactured housing. Conversely, property types exposed to challenging demand trends and rising capital needs lagged, most notably the malls and office sectors. On average, the US REIT market was trading at an 8% premium to net asset value (NAV) at the end of the period, which PGIM Real Estate viewed as appropriate given the macroeconomic backdrop.

•

The European real estate market’s total return during the period was positive. However, political risk hovered over the European region, especially in the United Kingdom (UK) where Brexit news dominated headlines as the UK continued to negotiate an exit from the European Union. Finland was the best-performing market, lifted by a strong multifamily residential sector performance. Belgium, Switzerland, Sweden, and Spain were also leading performers during the period. The UK real estate market’s return was in line with the European average. However, it underperformed for most of the period and saw a bounce only in October 2019 when a potential Brexit deal was announced. The core European real estate markets of Germany and France both lagged the European average. Germany suffered from the threat of growing regulation in the multifamily residential sector, and France was negatively impacted by the poor performance of the retail sector that dominates its index. Only the real estate market of the Netherlands showed a negative total return for the period, again as a result of the dominance of retail stocks in its index. The low interest-rate environment persisted in the eurozone longer than investors had originally anticipated, sending bond yields to record lows and maintaining pressure on capitalization rates (i.e., the rate of return expected to be generated on a real estate investment property) across the region, especially for core properties in the more liquid markets. Foreign investor demand was strong, and rental growth momentum was robust in the major continental markets, though some investor concerns were growing as capitalization rates reached new record lows in these markets late in the real estate cycle.

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•

Asia-Pacific real estate equities walked a tightrope during the period, with global economic growth subject to the outcome of the US-China trade conflict. This conflict has diminished trade flows, which has negatively affected consumption, exports, manufacturing, and ultimately investments. While interest-rate guidance during the latter half of the period turned dovish, markets continued to focus on potential signs of weakness in global economic growth. Amid the macro concerns, the region’s REIT markets outperformed the developers due to their defensiveness and income stability. Japanese REITs led the pack, supported by the robust class-A office sector in Tokyo and the continued accommodative monetary policy by the Bank of Japan. Similarly, investors favored Singapore REITs’ perceived defensive income payout. The numerous accretive equity raisings were well received throughout the period. Australian REITs underperformed, as economic concerns overshadowed the benefits of the cash rate cuts by the Reserve Bank of Australia. In the developer space, Singapore developers fared better than Japanese and Hong Kong developers during the period, despite cooling measures and global economic uncertainty. Japanese developers were helped by healthy condominium sales and positive office rent reversions, but performance was negatively affected by a murky economic outlook. Hong Kong developers remained in a tight spot, facing severe economic and political headwinds after months of civil unrest and the U.S.-China trade war. Residential prices fell 6.0% from their peak at the end of June 2019 through the end of the period, following an uninterrupted run-up since 2003.

What worked and didn’t work?

•

The Fund outperformed the Index during the reporting period. All three regions represented in the Fund (North America, Europe, and Asia) outperformed on a relative basis, with North America being the main driver of outperformance. Security selection across all regions was notably positive while asset allocation had a marginally favorable impact.

•

Within North America, several factors were responsible for the outperformance, including favorable security selection and an overweight position to the industrial sector, positive stock selection in health care, an underweight position to the mall sector, and favorable security selection and an underweight position to the hotels sector. The shopping center, specialty housing, office, and Triple net sectors also outperformed on a relative basis due to positive stock picking.

•

Europe performed well on a relative basis, largely due to positive stock selection in the UK and Germany. The Fund’s underweight position to France also contributed to relative performance. No individual country within the region meaningfully detracted from relative performance for the period.

•

Asia also outperformed relative to the Index. Despite unfavorable security selection in Japan, the region performed well due to the positive impact of favorable security selection in Australia, Hong Kong, and Singapore.

PGIM Select Real Estate Fund	11

Strategy and Performance Overview (continued)

Current outlook

•

Strength in US REITs during the reporting period drove the Index to an all-time high, trading at an 8% premium to NAV at the end of the period. While this premium is much richer than the 2.6% discount averaged over the trailing five years, it is more consistent with the 4.7% average premium over the last 10 years. Moreover, when looking at comparable macro environments (sub-2% 10-year US Treasury yields and modest economic growth), the US REIT market has averaged double-digit NAV premiums. As such, PGIM Real Estate viewed the valuation of the REIT market at the end of the period as reasonable, with potential upside to come if current macroeconomic conditions are sustained. As mentioned earlier, declining debt costs and improved equity valuations have allowed REITs to increase equity issuances and make accretive acquisitions. The US REIT market has seen a substantial amount of secondary offerings. In addition, REITs remained active issuers of new equity through “at the market,” or ATM, programs, which provide REITs an efficient means of raising capital over time by allowing a company to tap into the existing trading market for its shares on an as-and-when-needed basis. Despite the average premium in the US, many REITs were still trading at sizable NAV discounts at the end of the period, presenting an opportunity, in PGIM Real Estate’s view, for mergers and acquisitions (M&A) through both privatizations and REIT consolidation. In addition, private equity remained highly active. PGIM Real Estate sees health care REITs as well positioned, given a growing source of demand based on demographics and a healthy external growth opportunity set. Conversely, hotel REITs are likely to see a more challenged environment as corporations look to cut back on travel budgets in the increasingly uncertain economic backdrop. In addition, PGIM Real Estate has increased the Fund’s exposure to manufactured housing based on sector-leading cash flow growth and limited supply additions. The industrial sector has continued to benefit from the secular demand shift toward e-commerce. With continued weakness in the retail sector, PGIM Real Estate expected additional tenant bankruptcies to weigh on cash flows and valuations and therefore maintained a Fund underweight to the sector.

•

The outlook for the continental European real estate sector remains generally positive in terms of real estate fundamentals, but the growth outlook for the region as a whole remains subdued. Monetary policy in the eurozone remains loose, with potential interest-rate increases pushed back well into 2020 and the European Central Bank resuming quantitative easing. The discounts to private market values in Europe narrowed with the market rebound during the last two months of the period, but they still remained appealing with Europe trading overall at an average 7% one-year forward discount to NAV at the end of the period and with an average one-year forward dividend yield of 4.2%. The valuation divergence between the UK and the continent narrowed following the progress made on Brexit negotiations, with the continent on a 6% average discount-to-forward NAV and the UK at a 9% average discount. PGIM Real Estate believes caution is still warranted in the UK retail and London office sectors. The potential for surprises and

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volatility remain on the path to a Brexit agreement, and there are major structural challenges posed by the oversupply of physical retail in the UK. Investor demand for real estate from private capital remains solid, helping to support private market valuations as previous cycle peaks on both rents and values in many of the more liquid core markets are approached or exceeded. New supply, while increasing in markets and sectors where vacancy is tight and rental growth fundamentals are improving, generally remains able to be absorbed. On a sector basis, PGIM Real Estate remains cautious on the structural challenges facing retail stocks and continues to look for ways of increasing the Fund’s exposure to the booming logistics sector that is benefiting from the same structural trends favoring online retail. The retail sector in the UK especially has demonstrated an accelerating fall in rents and values, and this process is now underway throughout Europe. While retail share prices rebounded off their lows during the last two months of the period, M&A attempts have thus far failed to close the remaining significant discounts, and structural challenges have shown few signs of easing.

•

Asia offers attractive, risk-adjusted real estate returns, supported by strong fundamentals and yield compression from potentially lower interest rates. With three Federal Reserve (Fed) rate cuts in the US during the period, interest-rate pressure in Singapore and Hong Kong moderated as the Fed offered guidance for a more balanced rate outlook after the third cut. In addition, the Reserve Bank of Australia has begun its path of rate cuts, while the Bank of Japan is maintaining zero interest rates. PGIM Real Estate believes the following themes could be in focus in the coming months: (1) trade war continuation, (2) lower bond yield impact on REITs, (3) supply constraints in prime Singapore/Hong Kong/Sydney offices, (4) attractive yield spread (for Japanese REITs), and (5) political developments in Hong Kong. Markets remain vulnerable, with global growth subject to the outcome of the trade conflict. Within individual sectors, a sharper rise in sovereign bond yields could negatively impact regional REIT valuations. An intensification of the trade conflict between the US and China also could materially hurt the economic prospects of the region.

The percentage points shown in the tables below identify each security’s positive or negative contribution to the Fund’s return, which is the sum of all contributions by individual holdings

Top Contributors (%)		Top Detractors (%)
Americold Realty Trust	2.16	Covivio SA	–0.23
Simon Property Group Inc.	1.34	New World Development Co. Ltd.	–0.25
Rexford Industrial Realty Inc.	1.03	Macerich Co.	–0.39
MedEquities Realty Trust Inc.	0.94	Hibernia REIT PLC	–0.40
Equity LifeStyle Properties Inc.	0.90	Prologis Inc.	–0.64

PGIM Select Real Estate Fund	13

Comments on Largest Holdings (unaudited)

4.8%	Americold Realty Trust, Industrial REITs

Americold Realty Trust provides temperature-controlled food distribution services. The company offers warehousing, consolidation programs, shipment management, multi-vendor consolidation, and logistics solutions. It serves food producers, processors, distributors, wholesalers, retailers, and restaurants worldwide.

4.5%	AvalonBay Communities, Inc., Residential REITs

AvalonBay Communities develops, redevelops, acquires, owns, and operates multifamily communities in the US.

3.9%	Rexford Industrial Realty, Inc., Industrial REITs

Rexford Industrial Realty specializes in acquiring, owning, and operating industrial properties in Southern California markets.

3.4%	Equity Lifestyle Properties, Inc., Residential REITs

Equity LifeStyle Properties owns an interest in communities in the US and western Canada, acquiring properties such as camping grounds and seasonal resort communities.

3.2%	Camden Property Trust, Residential REITs

Camden Property Trust is a self-administered and self-managed REIT that owns and operates multifamily apartment communities and serves customers in the US.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution, and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period and the impact of these fees on your ending account value, as these additional expenses are not

PGIM Select Real Estate Fund	15

Fees and Expenses (continued)

reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM Select Real Estate Fund		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,131.80	1.30%	$6.99
	Hypothetical	$1,000.00	$1,018.65	1.30%	$6.61
Class C	Actual	$1,000.00	$1,127.10	2.05%	$10.99
	Hypothetical	$1,000.00	$1,014.87	2.05%	$10.41
Class Z	Actual	$1,000.00	$1,133.00	1.05%	$5.65
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35
Class R6	Actual	$1,000.00	$1,133.30	1.05%	$5.65
	Hypothetical	$1,000.00	$1,019.91	1.05%	$5.35

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2019

Description	Shares	Value
LONG-TERM INVESTMENTS 98.2%

COMMON STOCKS 98.2%

Diversified Real Estate Activities 6.4%
Henderson Land Development Co. Ltd. (Hong Kong)	72,000	$359,173
Mitsubishi Estate Co. Ltd. (Japan)	12,417	240,822
Mitsui Fudosan Co. Ltd. (Japan)	27,918	714,155
Sun Hung Kai Properties Ltd. (Hong Kong)	32,500	489,106

		1,803,256

Diversified REITs 4.7%
American Assets Trust, Inc.	11,183	547,520
Essential Properties Realty Trust, Inc.	14,894	382,180
Merlin Properties Socimi SA (Spain)	27,645	406,965

		1,336,665

Health Care REITs 8.9%
CareTrust REIT, Inc.	26,850	650,844
Healthpeak Properties, Inc.	14,549	547,333
Medical Properties Trust, Inc.	32,638	676,586
Welltower, Inc.	7,022	636,825

		2,511,588

Hotel & Resort REITs 4.1%
Invincible Investment Corp. (Japan)	1,044	659,801
MGM Growth Properties LLC (Class A Stock)	16,269	507,755

		1,167,556

Industrial REITs 28.3%
Americold Realty Trust	33,769	1,353,799
First Industrial Realty Trust, Inc.	12,146	511,468
Goodman Group (Australia)	82,332	816,847
Mapletree Logistics Trust (Singapore)	468,877	578,269
Mitsui Fudosan Logistics Park, Inc. (Japan)	141	587,690
Prologis, Inc.	8,943	784,838
Rexford Industrial Realty, Inc.	23,354	1,123,094
Segro PLC (United Kingdom)	71,890	786,402
STAG Industrial, Inc.	21,247	659,507
Summit Industrial Income (Canada)*	34,467	334,961
Summit Industrial Income (Canada)(XTSE)	49,253	477,908

		8,014,783

See Notes to Financial Statements.

PGIM Select Real Estate Fund	17

Schedule of Investments (continued)

as of October 31, 2019

Description	Shares	Value
COMMON STOCKS (Continued)

IT Consulting & Other Services 1.7%
InterXion Holding NV (Netherlands)*	5,498	$485,034

Office REITs 7.5%
Cousins Properties, Inc.	12,669	508,407
Hudson Pacific Properties, Inc.	14,580	523,714
JBG SMITH Properties	9,247	372,284
Nippon Building Fund, Inc. (Japan)	93	704,940

		2,109,345

Real Estate Operating Companies 7.2%
Deutsche Wohnen SE (Germany)	13,204	496,214
Fabege AB (Sweden)	37,690	561,638
Kojamo OYJ (Finland)	33,993	575,329
LEG Immobilien AG (Germany)	3,595	412,655

		2,045,836

Residential REITs 17.9%
AvalonBay Communities, Inc.	5,815	1,265,693
Camden Property Trust	7,876	900,778
Canadian Apartment Properties (Canada)	7,987	332,554
Equity LifeStyle Properties, Inc.	13,920	973,565
Ingenia Communities Group (Australia)	176,420	534,650
InterRent Real Estate Investment Trust (Canada)	39,363	466,522
Irish Residential Properties PLC (Ireland)	296,249	579,237

		5,052,999

Retail REITs 9.7%
Frasers Centrepoint Trust (Singapore)	342,200	691,412
Link REIT (Hong Kong)	70,290	765,272
Realty Income Corp.	4,737	387,439
Spirit Realty Capital, Inc.	18,060	900,110

		2,744,233

Specialized REITs 1.8%
Extra Space Storage, Inc.	4,566	512,625

TOTAL COMMON STOCKS (cost $24,994,003)		27,783,920

See Notes to Financial Statements.

18

Description	Shares	Value
RIGHTS* 0.0%

Retail REITs
Mapletree Commercial Trust (Singapore), expiring 11/08/19 (cost $0)	44,261	$2,854

TOTAL LONG-TERM INVESTMENTS (cost $24,994,003)		27,786,774

SHORT-TERM INVESTMENT 2.0%

AFFILIATED MUTUAL FUND
PGIM Core Ultra Short Bond Fund (cost $560,924)(w)	560,924	560,924

TOTAL INVESTMENTS 100.2% (cost $25,554,927)		28,347,698
Liabilities in excess of other assets (0.2)%		(46,235)

NET ASSETS 100.0%		$28,301,463

Below is a list of the abbreviation(s) used in the annual report:

LIBOR—London Interbank Offered Rate

REITs—Real Estate Investment Trust

XTSE—Toronto Stock Exchange

*	Non-income producing security.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Common Stocks
Australia	$—	$1,351,497	$—
Canada	1,611,945	—	—
Finland	—	575,329	—
Germany	—	908,869	—

See Notes to Financial Statements.

PGIM Select Real Estate Fund	19

Schedule of Investments (continued)

as of October 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Common Stocks (continued)
Hong Kong	$—	$1,613,551	$—
Ireland	—	579,237	—
Japan	—	2,907,408	—
Netherlands	485,034	—	—
Singapore	—	1,269,681	—
Spain	—	406,965	—
Sweden	—	561,638	—
United Kingdom	—	786,402	—
United States	14,726,364	—	—
Rights
Singapore	—	2,854	—
Affiliated Mutual Fund	560,924	—	—

Total	$17,384,267	$10,963,431	$—

Sector Classification:

The sector classification of investments and liabilities in excess of other assets shown as a percentage of net assets as of October 31, 2019 were as follows (unaudited):

Industrial REITs	28.3%
Residential REITs	17.9
Retail REITs	9.7
Health Care REITs	8.9
Office REITs	7.5
Real Estate Operating Companies	7.2
Diversified Real Estate Activities	6.4
Diversified REITs	4.7
Hotel & Resort REITs	4.1

Affiliated Mutual Fund	2.0%
Specialized REITs	1.8
IT Consulting & Other Services	1.7

100.2
Liabilities in excess of other assets	(0.2)

100.0%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary type of risk associated with these derivative instruments is equity contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2019 as presented in the Statement of Assets and Liabilities:

See Notes to Financial Statements.

20

	Asset Derivatives		Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Equity contracts	Unaffiliated investments	$2,854	—	$—

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2019 are as follows:

For the year ended October 31, 2019, the Fund did not have any net realized gain (loss) on derivatives in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Rights(1)
Equity contracts	$2,854

(1)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

See Notes to Financial Statements.

PGIM Select Real Estate Fund	21

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments at value:
Unaffiliated investments (cost $24,994,003)	$27,786,774
Affiliated investments (cost $560,924)	560,924
Foreign currency, at value (cost $45,510)	45,510
Receivable for Fund shares sold	191,819
Receivable for investments sold	139,216
Dividends receivable	42,592
Tax reclaim receivable	3,374
Prepaid expenses	808

Total Assets	28,771,017

Liabilities
Payable for investments purchased	345,747
Payable for Fund shares reacquired	70,462
Accrued expenses and other liabilities	42,310
Management fee payable	8,938
Distribution fee payable	1,147
Affiliated transfer agent fee payable	950

Total Liabilities	469,554

Net Assets	$28,301,463

Net assets were comprised of:
Shares of beneficial interest, at par	$2,165
Paid-in capital in excess of par	24,635,256
Total distributable earnings (loss)	3,664,042

Net assets, October 31, 2019	$28,301,463

See Notes to Financial Statements.

22

Class A
Net asset value and redemption price per share, ($4,446,583 ÷ 337,432 shares of beneficial interest issued and outstanding)	$13.18
Maximum sales charge (5.50% of offering price)	0.77

Maximum offering price to public	$13.95

Class C
Net asset value, offering price and redemption price per share,
($350,920 ÷ 26,923 shares of beneficial interest issued and outstanding)	$13.03

Class Z
Net asset value, offering price and redemption price per share,
($6,366,135 ÷ 482,329 shares of beneficial interest issued and outstanding)	$13.20

Class R6
Net asset value, offering price and redemption price per share,
($17,137,825 ÷ 1,318,619 shares of beneficial interest issued and outstanding)	$13.00

See Notes to Financial Statements.

PGIM Select Real Estate Fund	23

Statement of Operations

Year Ended October 31, 2019

Net Investment Income (Loss)
Income
Unaffiliated dividend income (net of $18,446 foreign withholding tax)	$349,192
Affiliated dividend income	8,872
Income from securities lending, net (including affiliated income of $70)	131

Total income	358,195

Expenses
Management fee	109,708
Distribution fee(a)	11,100
Custodian and accounting fees	64,789
Registration fees(a)	51,728
Audit fee	34,875
Shareholders’ reports	27,752
Legal fees and expenses	19,079
Trustees’ fees	11,103
Transfer agent’s fees and expenses (including affiliated expense of $4,850)(a)	7,387
Miscellaneous	19,897

Total expenses	357,418
Less: Fee waiver and/or expense reimbursement(a)	(202,326)
Distribution fee waiver(a)	(1,603)

Net expenses	153,489

Net investment income (loss)	204,706

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	884,750
Foreign currency transactions	(7,055)

877,695

Net change in unrealized appreciation (depreciation) on:
Investments	2,856,475
Foreign currencies	(44)

2,856,431

Net gain (loss) on investment and foreign currency transactions	3,734,126

Net Increase (Decrease) In Net Assets Resulting From Operations	$3,938,832

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	9,615	1,485	—	—
Registration fees	12,597	12,597	13,937	12,597
Transfer agent’s fees and expenses	4,807	230	2,283	67
Fee waiver and/or expense reimbursement	(54,246)	(14,379)	(29,158)	(104,543)
Distribution fee waiver	(1,603)	—	—	—

See Notes to Financial Statements.

24

Statements of Changes in Net Assets

	Year Ended October 31,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$204,706	$136,475
Net realized gain (loss) on investment and foreign currency transactions	877,695	334,051
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	2,856,431	(380,990)

Net increase (decrease) in net assets resulting from operations	3,938,832	89,536

Dividends and Distributions
Distributions from distributable earnings
Class A	(105,398)	(31,115)
Class C	(2,117)	(1,166)
Class Z	(22,724)	(3,847)
Class R6	(276,839)	(160,410)

	(407,078)	(196,538)

Fund share transactions (Net of share conversions)
Net proceeds from shares sold	16,624,282	2,829,409
Net asset value of shares issued in reinvestment of dividends and distributions	407,047	196,537
Cost of shares reacquired	(964,311)	(628,179)

Net increase (decrease) in net assets from Fund share transactions	16,067,018	2,397,767

Total increase (decrease)	19,598,772	2,290,765

Net Assets:
Beginning of year	8,702,691	6,411,926

End of year	$28,301,463	$8,702,691

See Notes to Financial Statements.

PGIM Select Real Estate Fund	25

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of five funds: PGIM Absolute Return Bond Fund and PGIM QMA Large-Cap Core Equity Fund, each of which are diversified funds and PGIM International Bond Fund, PGIM Select Real Estate Fund and PGIM Real Estate Income Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM Select Real Estate Fund (the “Fund”).

The investment objective of the Fund is to seek income and capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

26

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Common and preferred stocks, exchange-traded funds, and derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Foreign equities traded on foreign securities exchanges are generally valued using pricing vendor services that provide model prices derived using adjustment factors based on information such as local closing price, relevant general and sector indices, currency fluctuations, depositary receipts, and futures, as applicable. Securities valued using such model prices are classified as Level 2 in the fair value hierarchy. The models generate an evaluated adjustment factor for each security, which is applied to the local closing price to adjust it for post closing market movements up to the time the Fund is valued. Utilizing that evaluated adjustment factor, the vendor provides an evaluated price for each security. If the vendor does not provide an evaluated price, securities are valued in accordance with exchange-traded common and preferred stock valuation policies discussed above.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s

PGIM Select Real Estate Fund	27

Notes to Financial Statements (continued)

most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term

28

portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions.

Net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Master Netting Arrangements: The Fund is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

Rights: The Fund held rights acquired either through a direct purchase or pursuant to corporate actions. Rights entitle the holder to buy a proportionate amount of common stock, or such other security that the issuer may specify, at a specific price and time through the expiration dates. Such rights are held as long positions by the Fund until exercised, sold or expired. Rights are valued at fair value in accordance with the Board approved fair valuation procedures.

Securities Lending: The Fund lends its portfolio securities to banks and broker-dealers. The loans are secured by collateral at least equal to the market value of the securities loaned. Collateral pledged by each borrower is invested in an affiliated money market fund and is marked to market daily, based on the previous day’s market value, such that the value of the collateral exceeds the value of the loaned securities. In the event of significant appreciation in value of securities on loan on the last business day of the reporting period, the financial statements may reflect a collateral value that is less than the market value of the loaned securities. Such shortfall is remedied as described above. Loans are subject to termination at the option of the borrower or the Fund. Upon termination of the loan, the borrower will return to the Fund securities identical to the loaned securities. Should the borrower of the securities fail financially, the Fund has the right to repurchase the securities in the open market using the collateral.

PGIM Select Real Estate Fund	29

Notes to Financial Statements (continued)

The Fund recognizes income, net of any rebate and securities lending agent fees, for lending its securities in the form of fees or interest on the investment of any cash received as collateral. The borrower receives all interest and dividends from the securities loaned and such payments are passed back to the lender in amounts equivalent thereto. The Fund also continues to recognize any unrealized gain (loss) in the market price of the securities loaned and on the change in the value of the collateral invested that may occur during the term of the loan. In addition, realized gain (loss) is recognized on changes in the value of the collateral invested upon liquidation of the collateral. Net earnings from securities lending are disclosed on the Statement of Operations as “Income from securities lending, net”.

Equity and Mortgage Real Estate Investment Trusts (collectively equity REITs): The Fund invested in equity REITs, which report information on the source of their distributions annually. Based on current and historical information, a portion of distributions received from equity REITs during the period is estimated to be dividend income, capital gain or return of capital and recorded accordingly. When material, these estimates are adjusted periodically when the actual source of distributions is disclosed by the equity REITs.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Tax reform legislation commonly referred to as the Tax Cuts and Jobs Act permits a direct REIT shareholder to claim a 20% “qualified business income” deduction for ordinary REIT dividends. The tax legislation did not expressly permit regulated investment companies

30

(“RICs”) paying dividends attributable to such income to pass through this special treatment to its shareholders. On January 18, 2019, the Internal Revenue Service issued final regulations that permit RICs to pass through “qualified REIT dividends” to their shareholders.

Dividends and Distributions: The Fund expects to pay dividends from net investment income quarterly. Distributions from net realized capital and currency gains, if any, are declared and paid annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Fund has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Real Estate unit. The subadvisory agreement provides that PGIM Real Estate will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM Real Estate is obligated to keep certain books and records of the Fund. The Manager pays for the services of PGIM Real Estate, the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.80% of the Fund’s average daily net assets up to and including $1 billion, 0.78% of the next $2 billion, 0.76% of the next $2 billion, 0.75% of the next $5 billion and

PGIM Select Real Estate Fund	31

Notes to Financial Statements (continued)

0.74% of the Fund’s average daily net assets in excess of $10 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.80% for the year ended October 31, 2019.

The Manager has contractually agreed, through February 28, 2021, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 1.30% of average daily net assets for Class A shares, 2.05% of average daily net assets for Class C shares, 1.05% of average daily net assets for Class Z shares and 1.05% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver/reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for that fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C, Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.30% and 1% of the average daily net assets of the Class A and Class C shares, respectively. PIMS has contractually agreed through February 28, 2021 to limit such fees to 0.25% of the average daily net assets of the Class A shares.

For the year ended October 31, 2019, PIMS received $7,134 in front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2019, PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

32

PGIM Investments, PGIM, Inc., and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), and its securities lending cash collateral in the PGIM Institutional Money Market Fund (the “Money Market Fund”), each a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund and Money Market Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income” and “Income from securities lending, net”, respectively.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended October 31, 2019, no 17a-7 transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2019, were $49,062,752 and $33,607,601, respectively.

A summary of the cost of purchases and proceeds from sales of shares of affiliated investments for the year ended October 31, 2019, is presented as follows:

PGIM Select Real Estate Fund	33

Notes to Financial Statements (continued)

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$125,211	$20,565,747	$20,130,034	$—	$—	$560,924	560,924	$8,872
PGIM Institutional Money Market Fund*
—	752,463	752,463	—	—	—	—	70	**

$125,211	$21,318,210	$20,882,497	$—	$—	$560,924		$8,942

*	The Fund did not have any capital gain distributions during the reporting period.
**	This amount is included in “Income from securities lending, net” on the Statement of Operations.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2019, the tax character of dividends paid by the Fund were $298,962 of ordinary income and $108,116 of long-term capital gains. For the year ended October 31, 2018, the tax character of dividends paid by the Fund was $196,538 of ordinary income.

As of October 31, 2019, the accumulated undistributed earnings on a tax basis were $1,147,221 of ordinary income and $129,363 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$25,960,240	$2,505,419	$(117,961)	$2,387,458

The book basis differs from tax basis primarily due to deferred losses on wash sales, investments in passive foreign investment companies and other cost basis differences between financial and tax accounting.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax

34

authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 5.50%. Investors who purchase $1 million or more of Class A shares and sell these shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1%, although they are not subject to an initial sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 264,546 Class A shares, 1,156 Class C shares, 1,204 Class Z shares and 1,318,348 Class R6 shares of the Fund. At reporting period end, six shareholders of record, each holding greater than 5% of the Fund, held 91% of the Fund’s outstanding shares, of which 73% were held by an affiliate of Prudential.

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2019:
Shares sold	132,295	$1,594,096
Shares issued in reinvestment of dividends and distributions	9,974	105,367
Shares reacquired	(57,723)	(654,383)

Net increase (decrease) in shares outstanding	84,546	$1,045,080

Year ended October 31, 2018:
Shares sold	270,402	$2,782,141
Shares issued in reinvestment of dividends and distributions	2,972	31,114
Shares reacquired	(43,052)	(457,139)

Net increase (decrease) in shares outstanding before conversion	230,322	2,356,116
Shares reacquired upon conversion into other share class(es)	(1,701)	(17,508)

Net increase (decrease) in shares outstanding	228,621	$2,338,608

PGIM Select Real Estate Fund	35

Notes to Financial Statements (continued)

Class C	Shares	Amount
Year ended October 31, 2019:
Shares sold	21,221	$249,773
Shares issued in reinvestment of dividends and distributions	204	2,117
Shares reacquired	(4)	(47)

Net increase (decrease) in shares outstanding	21,421	$251,843

Year ended October 31, 2018:
Shares issued in reinvestment of dividends and distributions	111	$1,166
Shares reacquired	(1,265)	(13,090)

Net increase (decrease) in shares outstanding	(1,154)	$(11,924)

Class Z
Year ended October 31, 2019:
Shares sold	499,090	$6,150,445
Shares issued in reinvestment of dividends and distributions	1,847	22,724
Shares reacquired	(24,885)	(309,881)

Net increase (decrease) in shares outstanding	476,052	$5,863,288

Year ended October 31, 2018:
Shares sold	4,491	$47,268
Shares issued in reinvestment of dividends and distributions	362	3,847
Shares reacquired	(14,907)	(157,950)

Net increase (decrease) in shares outstanding before conversion	(10,054)	(106,835)
Shares issued upon conversion from other share class(es)	1,698	17,508

Net increase (decrease) in shares outstanding	(8,356)	$(89,327)

Class R6
Year ended October 31, 2019:
Shares sold	706,723	$8,629,968
Shares issued in reinvestment of dividends and distributions	26,210	276,839

Net increase (decrease) in shares outstanding	732,933	$8,906,807

Year ended October 31, 2018:
Shares issued in reinvestment of dividends and distributions	15,341	$160,410

Net increase (decrease) in shares outstanding	15,341	$160,410

7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$ 900 million	$ 900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%

36

	Current SCA	Prior SCA
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2019.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Equity and Equity-Related Securities Risks: The value of a particular security could go down and you could lose money. In addition to an individual security losing value, the value of the equity markets or a sector in which the Fund invests could go down. The Fund’s holdings can vary significantly from broad market indexes and the performance of the Fund can deviate from the performance of these indexes. Different parts of a market can react differently to adverse issuer, market, regulatory, political and economic developments.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a

PGIM Select Real Estate Fund	37

Notes to Financial Statements (continued)

non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

Risks of Investing in equity REITs: Real estate securities are subject to similar risks as direct investments in real estate and mortgages, and their value will depend on the value of the underlying properties or the underlying loans or interests. The underlying loans may be subject to the risks of default or of payments that occur earlier or later than expected, and such loans may also include so-called “subprime” mortgages. The value of these securities will rise and fall in response to many factors, including economic conditions, the demand for rental property and interest rates. In particular, the value of these securities may decline when interest rates rise and will also be affected by the real estate market and by the management of the underlying properties.

In addition, investing in equity REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. Equity REITs may be affected by changes in the value of the underlying property owned by the equity REITs, while mortgage REITs may be affected by the quality of any credit extended. Equity REITs are dependent upon management skills, may not be diversified geographically or by property/mortgage asset type, and are subject to heavy cash flow dependency, default by borrowers and self-liquidation. Since equity REITs are relatively smaller in size when compared to the broader market, and smaller companies tend to be more volatile than larger companies, they may be more volatile and/or more illiquid than other types of equity securities. Equity REITs are subject to interest rate risks. Equity REITs may incur significant amounts of leverage. The Fund will indirectly bear a portion of the expenses, including management fees, paid by each equity REIT in which it invests, in addition to the expenses of the Fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

38

Financial Highlights

Class A Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.33	$10.54	$10.00	$10.71	$10.30
Income (loss) from investment operations:
Net investment income (loss)	0.16	0.12	0.12	0.17	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.10	(0.08)	0.76	(0.18)	0.41
Total from investment operations	3.26	0.04	0.88	(0.01)	0.50
Less Dividends and Distributions:
Dividends from net investment income	(0.21)	(0.25)	(0.11)	(0.28)	-
Distributions from net realized gains	(0.20)	-	(0.23)	(0.42)	(0.09)
Total dividends and distributions	(0.41)	(0.25)	(0.34)	(0.70)	(0.09)
Net asset value, end of year	$13.18	$10.33	$10.54	$10.00	$10.71
Total Return(b):	32.64%	0.37%	9.08%	0.01%	4.85%
Ratios/Supplemental Data:
Net assets, end of year (000)	$4,447	$2,612	$256	$185	$62
Average net assets (000)	$3,205	$1,645	$242	$119	$27
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.30%	1.30%	1.30%	1.33%	1.35%
Expenses before waivers and/or expense reimbursement	3.04%	4.02%	4.63%	4.81%	5.16%
Net investment income (loss)	1.36%	1.14%	1.15%	1.70%	0.86%
Portfolio turnover rate(e)	242%	202%	142%	158%	150%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Select Real Estate Fund	39

Financial Highlights (continued)

Class C Shares
		Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.23	$10.44	$9.94	$10.60	$10.28
Income (loss) from investment operations:
Net investment income (loss)	0.06	0.09	0.04	0.11	(0.03)
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.08	(0.12)	0.75	(0.18)	0.44
Total from investment operations	3.14	(0.03)	0.79	(0.07)	0.41
Less Dividends and Distributions:
Dividends from net investment income	(0.14)	(0.18)	(0.06)	(0.17)	-
Distributions from net realized gains	(0.20)	-	(0.23)	(0.42)	(0.09)
Total dividends and distributions	(0.34)	(0.18)	(0.29)	(0.59)	(0.09)
Net asset value, end of year	$13.03	$10.23	$10.44	$9.94	$10.60
Total Return(b):	31.59%	(0.34)%	8.11%	(0.63)%	3.98%
Ratios/Supplemental Data:
Net assets, end of year (000)	$351	$56	$69	$59	$36
Average net assets (000)	$148	$64	$70	$48	$46
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	2.05%	2.05%	2.05%	2.08%	2.10%
Expenses before waivers and/or expense reimbursement	11.73%	29.08%	5.33%	5.64%	5.54%
Net investment income (loss)	0.54%	0.91%	0.36%	1.08%	(0.30)%
Portfolio turnover rate(e)	242%	202%	142%	158%	150%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

40

Class Z Shares
		Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.34	$10.56	$10.02	$10.74	$10.31
Income (loss) from investment operations:
Net investment income (loss)	0.19	0.22	0.15	0.21	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.11	(0.16)	0.76	(0.18)	0.42
Total from investment operations	3.30	0.06	0.91	0.03	0.52
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.28)	(0.14)	(0.33)	-
Distributions from net realized gains	(0.20)	-	(0.23)	(0.42)	(0.09)
Total dividends and distributions	(0.44)	(0.28)	(0.37)	(0.75)	(0.09)
Net asset value, end of year	$13.20	$10.34	$10.56	$10.02	$10.74
Total Return(b):	33.02%	0.51%	9.32%	0.36%	5.04%
Ratios/Supplemental Data:
Net assets, end of year (000)	$6,366	$65	$154	$138	$107
Average net assets (000)	$1,621	$145	$148	$139	$39
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.05%	1.08%	1.10%
Expenses before waivers and/or expense reimbursement	2.85%	14.17%	4.35%	4.82%	5.16%
Net investment income (loss)	1.48%	2.07%	1.43%	2.09%	0.98%
Portfolio turnover rate(e)	242%	202%	142%	158%	150%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM Select Real Estate Fund	41

Financial Highlights (continued)

Class R6 Shares
	Year Ended October 31,
	2019	2018	2017	2016	2015
Per Share Operating Performance(a):
Net Asset Value, Beginning of Year	$10.19	$10.40	$9.88	$10.63	$10.31
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.20	0.14	0.22	0.10
Net realized and unrealized gain (loss) on investment and foreign currency transactions	3.07	(0.13)	0.75	(0.20)	0.41
Total from investment operations	3.25	0.07	0.89	0.02	0.51
Less Dividends and Distributions:
Dividends from net investment income	(0.24)	(0.28)	(0.14)	(0.35)	(0.10)
Distributions from net realized gains	(0.20)	-	(0.23)	(0.42)	(0.09)
Total dividends and distributions	(0.44)	(0.28)	(0.37)	(0.77)	(0.19)
Net asset value, end of year	$13.00	$10.19	$10.40	$9.88	$10.63
Total Return(b):	33.02%	0.62%	9.25%	0.30%	5.01%
Ratios/Supplemental Data:
Net assets, end of year (000)	$17,138	$5,970	$5,932	$5,441	$5,423
Average net assets (000)	$8,739	$6,039	$5,687	$5,413	$5,288
Ratios to average net assets(c)(d):
Expenses after waivers and/or expense reimbursement	1.05%	1.05%	1.05%	1.08%	1.10%
Expenses before waivers and/or expense reimbursement	2.25%	3.07%	4.02%	4.40%	4.51%
Net investment income (loss)	1.56%	1.89%	1.42%	2.18%	0.96%
Portfolio turnover rate(e)	242%	202%	142%	158%	150%

(a)	Calculated based on average shares outstanding during the year.
(b)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each year reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles.

(c)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

42

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM Select Real Estate Fund and Board of Trustees

Prudential Investment Portfolios 9:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM Select Real Estate Fund, a series of Prudential Investment Portfolios 9, (the Fund), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended October 31, 2019, and the financial highlights for the years indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 19, 2019

PGIM Select Real Estate Fund	43

Federal Income Tax Information (unaudited)

We are advising you that during the fiscal year ended October 31, 2019, the Fund reports the maximum amount allowed per share but not less than $0.13 for Class A, C, Z and R6 shares as a capital gain distribution in accordance with Section 852(b)(3)(C) of the Internal Revenue Code.

For the year ended October 31, 2019, the Fund reports the maximum amount allowable under Section 854 of the Internal Revenue Code, but not less than 23.30% of the ordinary income dividends paid during the year as qualified dividend income.

In January 2020, you will be advised on IRS Form 1099-DIV or substitute 1099-DIV as to the federal tax status of the distributions received by you in calendar year 2019.

44

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM Select Real Estate Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM Select Real Estate Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM Select Real Estate Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM Select Real Estate Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM Select Real Estate Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with each of PGIM, Inc. (“PGIM”) on behalf of its PGIM Real Estate unit, and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM and PGIML. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the

[1]	PGIM Select Real Estate Fund is a series of Prudential Investment Portfolios 9.
[2]

Grace C. Torres was an Interested Trustee of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Trustee of the Fund.

PGIM Select Real Estate Fund

Approval of Advisory Agreements (continued)

agreements with respect to the Fund. In connection with its deliberations, the Board considered information provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between PGIM Investments and each of PGIM, which, through its PGIM Real Estate unit, and PGIML, serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Real Estate and PGIML. The Board noted that PGIM Real Estate and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as the administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments’ senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Real Estate and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadviser, as well as PGIM Investments’ recommendation, based on its review of the subadviser, to renew the subadvisory agreement.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Real Estate and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Real Estate’s portfolio managers who are responsible for the day-to-day

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management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Real Estate’s, PGIM’s and PGIML’s organizational structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Real Estate, PGIM and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Real Estate, PGIM and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments and the subadvisory services provided to the Fund by PGIM Real Estate, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Real Estate and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. However, the Board considered that the cost of services provided by PGIM Investments to the Fund during the year ended December 31, 2018 exceeded the management fees paid by the Fund, resulting in an operating loss to PGIM Investments. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale, can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board considered

PGIM Select Real Estate Fund

Approval of Advisory Agreements (continued)

PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

Other Benefits to PGIM Investments, PGIM Real Estate and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Real Estate, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), and benefits to its reputation as well as other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Real Estate and PGIML included their ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to its reputation. The Board concluded that the benefits derived by PGIM Investments, PGIM Real Estate and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one- and three-year periods ended December 31, 2018. The Board considered that the Fund commenced investment operations on August 1, 2014 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively

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determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	1st Quartile	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 2nd Quartile

•	The Board noted that the Fund outperformed its benchmark index over all periods.
•	The Board considered that the Fund commenced investment operations on August 1, 2014 and that longer-term performance was not yet available.
•

The Board and PGIM Investments agreed to retain the Fund’s existing contractual expense cap, which (exclusive of certain fees and expenses) caps total annual operating expenses at 1.30% for Class A shares, 2.05% for Class C shares, 1.05% for Class R6 shares, and 1.05% for Class Z shares through February 29, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•	The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to renew the agreements.
•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM Select Real Estate Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Real Estate	7 Giralda Farms Madison, NJ 07940

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM Select Real Estate Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM SELECT REAL ESTATE FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	SREAX	SRECX	SREZX	SREQX
CUSIP	74441J811	74441J795	74441J779	74441J787

MF223E

PGIM INTERNATIONAL BOND FUND

ANNUAL REPORT

OCTOBER 31, 2019

COMING SOON: PAPERLESS SHAREHOLDER REPORTS

Beginning on January 1, 2021, as permitted by regulations adopted by the Securities and Exchange Commission, paper copies of the Fund’s annual and semiannual shareholder reports will no longer be sent by mail, unless you specifically request paper copies of the reports. Instead, the reports will be made available on the Fund’s website (pgiminvestments.com), and you will be notified by mail each time a report is posted and provided with a website link to access the report.

If you already elected to receive shareholder reports electronically, you will not be affected by this change and you need not take any action. You may elect to receive shareholder reports and other communications from the Fund electronically anytime by contacting your financial intermediary (such as a broker-dealer or bank) or, if you are a direct investor, by calling 1-800-225-1852 or by sending an email request to PGIM Investments at shareholderreports@pgim.com.

You may elect to receive all future reports in paper free of charge. If you invest through a financial intermediary, you can contact your financial intermediary or follow instructions included with this notice to elect to continue to receive paper copies of your shareholder reports. If you invest directly with the Fund, you can call 1-800-225-1852 or send an email request to shareholderreports@pgim.com to let the Fund know you wish to continue receiving paper copies of your shareholder reports. Your election to receive reports in paper will apply to all funds held in your account if you invest through your financial intermediary or all funds held with the fund complex if you invest directly with the Fund.

To enroll in e-delivery, go to pgiminvestments.com/edelivery

Objective: Total return, made up of current income and capital appreciation

Highlights (unaudited)

•	Overall, duration and yield curve positioning, as well as sector and issuer selection, were all large contributors to the Fund’s performance over the reporting period.

•

Strong sector and issuer selection across developed sovereign debt, European peripheral issuers (i.e., non-core European countries), high yield corporates, and emerging markets agencies added to performance for the period. Looking at specific issuers, overweights to Greece, Italy and Portugal, as well as an underweight to France were among the largest contributors to performance.

•	Positioning in developed Treasuries hurt performance over the reporting period.

•	Looking at specific issuers, overweights to Argentina and the Province of Buenos Aires were among the largest detractors from performance.

This report is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus.

The views expressed in this report and information about the Fund’s portfolio holdings are for the period covered by this report and are subject to change thereafter.

Mutual funds are distributed by Prudential Investment Management Services LLC (PIMS), member SIPC. PGIM Fixed Income is a unit of PGIM, Inc. (PGIM), a registered investment adviser. PIMS and PGIM are Prudential Financial companies. © 2019 Prudential Financial, Inc. and its related entities. PGIM and the PGIM logo are service marks of Prudential Financial, Inc. and its related entities, registered in many jurisdictions worldwide.

2	Visit our website at pgiminvestments.com

PGIM International Bond Fund	3

This Page Intentionally Left Blank

Letter from the President

Dear Shareholder:

We hope you find the annual report for the PGIM International Bond Fund informative and useful. The report covers performance for the 12-month period that ended October 31, 2019.

While the US economy remained healthy, with rising corporate profits and strong job growth, the Federal Reserve cut interest rates three times in the latter half of the period. The cuts were a proactive attempt by the Fed to extend the longest domestic economic expansion on record as growth in many regions weakened. China in particular showed signs of slowing amid trade tensions with the US, and turmoil in the United Kingdom continued as it negotiates an exit from the European Union.

The interest-rate cuts helped boost the performance of stocks globally. For the period overall, large-cap US equities along with stocks in developed and emerging foreign markets all rose by double digits. Small-cap US stocks posted a single-digit gain. This positive performance came despite significant volatility early in the period. Equities plunged at the end of 2018 on concerns about China’s economy, a potential global trade war, higher interest rates, and worries that profit growth might slow. Stocks reversed course early in 2019, rising sharply after the Fed moderated its position on additional rate hikes for the remainder of the year.

The overall US bond market posted strong returns during the period on a significant rally in interest rates that saw the 10-year US Treasury yield decline from over 3% to under 2%. Investment-grade corporate bonds led the way with a double-digit gain, while corporate high yield and municipal bonds each had a return in the high single digits. Globally, bonds in developed markets delivered strong returns, and emerging markets debt rose by double digits.

Regarding your investments with PGIM, we believe it is important to maintain a diversified portfolio of funds consistent with your tolerance for risk, time horizon, and financial goals. Your financial advisor can help you create a diversified investment plan that may include funds covering all the basic asset classes and that reflects your personal investor profile and risk tolerance. However, diversification and asset allocation strategies do not assure a profit or protect against loss in declining markets.

At PGIM Investments, we consider it a great privilege and responsibility to help investors participate in opportunities across global markets while meeting their toughest investment challenges. PGIM is a top-10 global investment manager with more than $1 trillion in assets under management. This scale and investment expertise allow us to deliver actively managed funds and strategies to meet the needs of investors around the globe.

Thank you for choosing our family of funds.

Sincerely,

Stuart S. Parker, President

PGIM International Bond Fund

December 16, 2019

PGIM International Bond Fund	5

Your Fund’s Performance (unaudited)

Performance data quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate, so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the past performance data quoted. An investor may obtain performance data as of the most recent month-end by visiting our website at pgiminvestments.com or by calling (800) 225-1852.

	Average Annual Total Returns as of 10/31/19 (with sales charges)
	One Year (%)	Since Inception (%)
Class A	12.73	6.71 (12/14/16)
Class C	14.65	7.10 (12/14/16)
Class Z	16.80	8.21 (12/14/16)
Class R6	16.81	8.21 (12/14/16)
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index
	9.88	4.84

	Average Annual Total Returns as of 10/31/19 (without sales charges)
	One Year (%)	Since Inception (%)
Class A	16.52	7.94 (12/14/16)
Class C	15.65	7.10 (12/14/16)
Class Z	16.80	8.21 (12/14/16)
Class R6	16.81	8.21 (12/14/16)
Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index
	9.88	4.84

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Growth of a $10,000 Investment (unaudited)

The graph compares a $10,000 investment in the Fund’s Class Z shares with a similar investment in the Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index by portraying the initial account values at the commencement of operations for Class Z shares (December 14, 2016) and the account values at the end of the current fiscal year (October 31, 2019) as measured on a quarterly basis. For purposes of the graph, and unless otherwise indicated, it has been assumed that (a) all recurring fees (including management fees) were deducted; and (b) all dividends and distributions were reinvested. The line graph provides information for Class Z shares only. As indicated in the tables provided earlier, performance for other share classes will vary due to the differing charges and expenses applicable to each share class (as indicated in the following paragraphs). Without waiver of fees and/or expense reimbursements, if any, the returns would have been lower.

Past performance does not predict future performance. Total returns and the ending account values in the graph include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. The Fund’s total returns do not reflect the deduction of income taxes on an individual’s investment. Taxes may reduce your actual investment returns on income or gains paid by the Fund or any gains you may realize if you sell your shares.

Source: PGIM Investments LLC and Lipper Inc.

Since Inception returns are provided since the Fund has less than 10 fiscal years of returns. Since Inception returns for the Index are measured from the closest month-end to the Fund’s inception date.

PGIM International Bond Fund	7

Your Fund’s Performance (continued)

The returns in the tables do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or following the redemption of Fund shares. The average annual total returns take into account applicable sales charges, which are described for each share class in the table below.

	Class A	Class C	Class Z	Class R6
Maximum initial sales charge	For purchases on or after July 15, 2019: 3.25% of the public offering price. For purchases prior to July 15, 2019: 4.50% of the public offering price	None	None	None
Contingent deferred sales charge (CDSC) (as a percentage of the lower of the original purchase price or the net asset value at redemption)

For purchases on or after July 15, 2019: 1.00% on sales of $500,000 or more made within 12 months of purchase. For purchases prior to July 15, 2019: 1.00% on sales of $1 million or more made within 12 months of purchase.

		1.00% on sales made within 12 months of purchase	None	None
Annual distribution and service (12b-1) fees (shown as a percentage of average daily net assets)	0.25%	1.00%	None	None

Benchmark Definitions

Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index—The Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index provides a broad-based measure of the global investment-grade fixed income markets, with index components for the Pan-European Aggregate and the Asian-Pacific Aggregate excluding US dollar-denominated components.

Investors cannot invest directly in an index or average. The returns for the Index would be lower if they included the effects of sales charges, operating expenses of a mutual fund, or taxes.

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Distributions and Yields as of 10/31/19
	Total Distributions Paid for 12 Months ($)	SEC 30-Day Subsidized Yield* (%)	SEC 30-Day Unsubsidized Yield** (%)
Class A	0.96	0.88	6.47
Class C	0.88	0.17	41.63
Class Z	0.99	1.16	0.44
Class R6	0.99	1.16	0.38

*SEC 30-Day Subsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s net expenses (net of any expense waivers or reimbursements). The investor experience is represented by the SEC 30-Day Subsidized Yield.

**SEC 30-Day Unsubsidized Yield (%)—A standardized yield calculation created by the Securities and Exchange Commission, it reflects the income earned during a 30-day period, after the deduction of the Fund’s gross expenses. The investor experience is represented by the SEC 30-Day Subsidized Yield.

Credit Quality expressed as a percentage of total investments as of 10/31/19 (%)
AAA	11.7
AA	3.4
A	22.3
BBB	30.6
BB	12.7
B	8.3
CCC	1.2
Not Rated	6.6
Cash/Cash Equivalents	3.2
Total Investments	100.0

Source: PGIM Fixed Income

Credit ratings reflect the highest rating assigned by a nationally recognized statistical rating organization (NRSRO) such as Moody’s Investors Service, Inc. (Moody’s), S&P Global Ratings (S&P), or Fitch, Inc. (Fitch). Credit ratings reflect the common nomenclature used by both S&P and Fitch. Where applicable, ratings are converted to the comparable S&P/Fitch rating tier nomenclature. These rating agencies are independent and are widely used. The Not Rated category consists of securities that have not been rated by an NRSRO. Credit ratings are subject to change.

PGIM International Bond Fund	9

Strategy and Performance Overview (unaudited)

How did the Fund perform?

The PGIM International Bond Fund’s Class Z shares returned 16.80% in the 12-month reporting period that ended October 31, 2019, outperforming the 9.88% return of the Bloomberg Barclays Global Aggregate ex-USD (USD Hedged) Index (the Index).

What were the market conditions?

•

The fourth quarter of 2018 represented a major shift in market sentiment across global asset classes. Interest rates peaked in early October and aggressively rallied as Brexit worries, fears of an escalating trade war, weaker economic data, and a hawkish Federal Reserve (Fed) punished risk assets, sending developed-market interest rates to yearly lows. As the fourth quarter concluded, the yield on 10-year German government bunds and Japanese government bonds (JGBs) plummeted to depths not seen in years, while the 10-year US Treasury note yield ended the quarter just above its low from early in 2018. Additionally, after beginning the quarter higher, the yield on Italy’s 10-year BTP government bond declined below 3% for the first time since September 2018 as Italy slowly moved its 2019 budget target closer to the European Commission’s suggestion.

•

The decline in rates throughout most of first quarter of 2019 accelerated late in the quarter after the latest dovish pivots by the European Central Bank (ECB) and the Fed. The breadth of the decline left 10-year yields in several countries at multi-year or record lows. The Fed continued its pivot into the March Federal Open Market Committee (FOMC) meeting when the median federal funds rate projections for 2019, 2020, and 2021 each fell by 50 basis points (bps). (One basis point is 0.01%.) The FOMC also indicated that the balance sheet roll-off—a policy widely viewed as a modest tightening measure—would slow in May and end in September 2019. The ongoing weakness in European economic and inflation data (e.g., the precipitous decline in Germany’s March Purchasing Managers’ Index to 44.7 from more than 62 in late 2017) led to a bull flattening along the bund yield curve. (A yield curve is a series of points that graphically shows the yields on fixed income securities that have the same credit quality but different maturities.)

•

Interest rates across the G4 tumbled throughout the second quarter of 2019 (Japan: –7 bps, Germany: –25 bps, UK: –17 bps, and US Treasuries: –40 bps), driven by lackluster global economic data, lingering US-China trade tensions, and rising probabilities of easier global monetary policies. The Fed’s shift toward a more accommodative stance culminated in its June meeting with a drop in the median estimate of the long-run neutral fed funds rate from 2.8% to 2.5%—the top of its target range—as the third quarter of 2019 commenced. European economic and inflation data remained soft in the second quarter, which contributed to a bull flattening of the bunds curve.

•	Developed market interest rates took another leg down in the third quarter of 2019 as central banks collectively eased policies to counter signs of mounting global economic

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weakness and uncertainty. It was the second consecutive quarter of double-digit basis point declines for US and German 10-year yields (down 35 bps and 25 bps to 1.67% and –0.57%, respectively), while the Japanese 10-year yield also fell deeper into negative territory (down 10 bps to –0.22%). As the fourth quarter of 2019 progresses, US Treasury yields remain elevated in a global context, particularly with nearly $15 trillion in negative-yielding debt outstanding. In Europe, the ECB’s decision to renew its asset purchases creates a supportive backdrop for rates, particularly at the 7-year point of the German bund and French Oat markets. After the Bank of Japan (BoJ) mentioned the desirability of a steeper yield curve to support the banking sector, it subsequently announced reduced purchases at the back of the curve. Looking ahead, the BoJ may take additional steps in its attempt to steepen the yield curve.

•

Front-end Treasury yields fell, and the curve steepened in October 2019 as US-China trade uncertainty and weaker-than-expected US economic data drove a flight to safety. As part of the Fed’s expected 25-bp reduction in the targeted federal funds range, the FOMC removed a reference to “act as appropriate” to sustain the economic expansion, signaling for many that it is done cutting rates for now. UK gilt yields rose 14-16 bps as the risk of a no-deal Brexit receded, and the 10-year bund yields closed 16 bps higher to –0.41%. Elsewhere, the JGB curve flattened, with the 10-year JGB yield higher by 7 bps for the month.

What worked?

•	Overall, duration and yield curve positioning, as well as sector and issuer selection, were all large contributors to the Fund’s performance over the reporting period.

•

Strong sector and issuer selection across developed sovereign debt, European peripheral issuers (i.e., non-core European countries), high yield corporates, and emerging markets agencies added to performance for the period. Looking at specific issuers, overweights to Greece, Italy and Portugal, as well as an underweight to France were among the largest contributors to performance.

•

In developed rates, a long duration position in the US was the largest contributor to performance. In emerging markets, long-duration positioning in Brazilian rates was a strong contributor to performance. (Duration is a measure of the interest-rate sensitivity of a bond portfolio or debt securities that is expressed as a number of years.) A curve flattener in euro rates also added value.

•	Although overall currency positioning hurt performance, overweights to the Russian ruble, Indian rupee, and Egyptian pound helped to offset some of the losses.

What didn’t work?

•	Positioning in developed Treasuries hurt performance over the reporting period.

•	Looking at specific issuers, overweights to Argentina and the Province of Buenos Aires were among the largest detractors from performance.

PGIM International Bond Fund	11

Strategy and Performance Overview (continued)

•	In developed rates, duration positioning in Canadian rates modestly hurt performance.

•	Currency positioning hurt performance over the period. An overweight to the Norwegian krone and underweights to the euro and South African rand were among the largest detractors from performance.

Did the Fund use derivatives?

•

The Fund used interest-rate futures and swaps to implement its investment strategy, as well as to help manage duration and yield curve exposure. The use of interest-rate futures had a negative impact on the Fund’s performance while the use of interest-rate swaps hurt performance.

•

Credit derivatives, primarily in the form of credit default swap index (CDX) positions, were used to either add risk exposure to certain issuers or to hedge credit risk imposed by certain issuers. Overall, credit derivative exposure added value during the reporting period.

•	In addition, to implement most currency strategies, the Fund employed foreign exchange derivatives, which negatively impacted performance.

Current outlook

•

PGIM Fixed Income maintains its positive view of fundamentals in the credit sectors of fixed income with positioning in spread sectors, including high yield, emerging market, and structured product sectors such as commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS). Within CMBS, PGIM Fixed Income continues to find value in high-quality securities of new-issue conduit deals. In ABS, the Fund is maintaining an up-in-quality focus (with some exceptions) as capital stack/issuer valuations remain compressed. PGIM Fixed Income is constructive on US high yield and continues to like independent power producers and US consumer-related names. PGIM Fixed Income remains cautious on commodities but is looking at unique opportunities in natural gas and health care. The Fund ended the period with an underweight to investment-grade corporates. As we enter the later stage of the credit cycle, PGIM Fixed Income continues to favor better-quality financials and electric utilities over industrials.

•

The Fund is overweight in debt of European peripheral countries, as well as a select group of emerging market issuers, in mostly sovereign issues. The Fund has a very small allocation to government-related sectors, including Treasuries and agencies, as PGIM Fixed Income finds more compelling value in the aforementioned sectors.

•

In currency positioning relative to the Index, the Fund is underweight to the US dollar, Swiss franc, and the euro while maintaining an overweight to the Japanese yen. The Fund maintains a select set of small allocations, both underweight and overweight, within emerging market and “commodity” currencies, such as overweight exposure to the Russian ruble, Norwegian krone, and Singapore dollar, while taking underweight exposures to the Taiwan dollar and Indonesian rupiah.

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Fees and Expenses (unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments and redemptions, as applicable, and (2) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses, as applicable. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 held through the six-month period ended October 31, 2019. The example is for illustrative purposes only; you should consult the Prospectus for information on initial and subsequent minimum investment requirements.

Actual Expenses

The first line for each share class in the table on the following page provides information about actual account values and actual expenses. You may use the information on this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value ÷ $1,000 = 8.6), then multiply the result by the number on the first line under the heading “Expenses Paid During the Six-Month Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line for each share class in the table on the following page provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

The Fund’s transfer agent may charge additional fees to holders of certain accounts that are not included in the expenses shown in the table on the following page. These fees apply to individual retirement accounts (IRAs) and Section 403(b) accounts. As of the close of the six-month period covered by the table, IRA fees included an annual maintenance fee of $15 per account (subject to a maximum annual maintenance fee of $25 for all accounts held by the same shareholder). Section 403(b) accounts are charged an annual $25 fiduciary maintenance fee. Some of the fees may vary in amount, or may be waived, based on your total account balance or the number of PGIM funds, including the Fund, that you own. You should consider the additional fees that were charged to your Fund account over the six-month period when you estimate the total ongoing expenses paid over the period

PGIM International Bond Fund	13

Fees and Expenses (continued)

and the impact of these fees on your ending account value, as these additional expenses are not reflected in the information provided in the expense table. Additional fees have the effect of reducing investment returns.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs such as sales charges (loads). Therefore, the second line for each share class in the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

PGIM International Bond Fund		Beginning Account Value May 1, 2019	Ending Account Value October 31, 2019	Annualized Expense Ratio Based on the Six-Month Period	Expenses Paid During the Six-Month Period*
Class A	Actual	$1,000.00	$1,086.60	0.99%	$5.21
	Hypothetical	$1,000.00	$1,020.21	0.99%	$5.04
Class C	Actual	$1,000.00	$1,082.60	1.74%	$9.13
	Hypothetical	$1,000.00	$1,016.43	1.74%	$8.84
Class Z	Actual	$1,000.00	$1,088.00	0.74%	$3.89
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77
Class R6	Actual	$1,000.00	$1,088.00	0.74%	$3.89
	Hypothetical	$1,000.00	$1,021.48	0.74%	$3.77

*Fund expenses (net of fee waivers or subsidies, if any) for each share class are equal to the annualized expense ratio for each share class (provided in the table), multiplied by the average account value over the period, multiplied by the 184 days in the six-month period ended October 31, 2019, and divided by the 365 days in the Fund’s fiscal year ended October 31, 2019 (to reflect the six-month period). Expenses presented in the table include the expenses of any underlying portfolios in which the Fund may invest.

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Schedule of Investments

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

LONG-TERM INVESTMENTS 93.2%

ASSET-BACKED SECURITIES 7.7%

Cayman Islands 3.5%
Anchorage Capital CLO Ltd., Series 2019-11A, Class A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 1.390%)	3.534	%(c)	07/22/32		250	$249,924
BlueMountain CLO Ltd., Series 2016-02A, Class A1R, 144A, 3 Month LIBOR + 1.310% (Cap N/A, Floor 1.310%)	3.446	(c)	08/20/32		250	249,702
HPS Loan Management Ltd., Series 15A-19, Class A1, 144A, 3 Month LIBOR + 1.320% (Cap N/A, Floor 1.320%)	3.486	(c)	07/22/32		250	249,070
OZLM Ltd., Series 2019-24A, Class A1A, 144A, 3 Month LIBOR + 1.390% (Cap N/A, Floor 0.000%)	3.546	(c)	07/20/32		250	249,987
Silver Creek CLO Ltd., Series 2014-01A, Class AR, 144A, 3 Month LIBOR + 1.240% (Cap N/A, Floor 0.000%)	3.206	(c)	07/20/30		250	249,662

						1,248,345

Netherlands 2.3%
North Westerly CLO BV, Series IV-A, Class A2R, 144A	1.250		01/15/26	EUR	223	248,412
St. Paul’s CLO DAC, Series 07A, Class B2R, 144A	2.400		04/30/30	EUR	500	557,283

						805,695

United States 1.9%
OneMain Direct Auto Receivables Trust, Series 2017-01A, Class C, 144A	3.910		08/16/21		100	100,177
Oportun Funding LLC, Series 2019-A, Class B, 144A	3.870		08/08/25		100	100,748
PNMAC GMSR Issuer Trust, Series 2018-GT02, Class A, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 0.000%)	4.473	(c)	08/25/25		100	100,347

See Notes to Financial Statements.

PGIM International Bond Fund	15

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

ASSET-BACKED SECURITIES (Continued)

United States (cont’d.)
SoFi Alternative Trust, Series 2019-D, Class 1PT, 144A	2.460	%(cc)	01/16/46		200	$206,604
TH MSR Issuer Trust, Series 2019-FT01, Class A, 144A, 1 Month LIBOR + 2.800% (Cap N/A, Floor 2.800%)	4.623	(c)	06/25/24		150	149,936

						657,812

TOTAL ASSET-BACKED SECURITIES (cost $2,744,846)						2,711,852

COMMERCIAL MORTGAGE-BACKED SECURITIES 1.9%

United Kingdom 0.7%
Salus European Loan Conduit DAC, Series 33A, Class A, 144A, 3 Month GBP LIBOR + 1.500% (Cap 5.000%, Floor 0.000%)	2.299	(c)	01/23/29	GBP	200	259,951

United States 1.2%
BX Commercial Mortgage Trust, Series 2019-XL, Class J, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	4.650	(c)	10/15/36		200	200,377
Credit Suisse Mortgage Capital Certificates, Series 2019-ICE04, Class F, 144A, 1 Month LIBOR + 2.650% (Cap N/A, Floor 2.650%)	4.564	(c)	05/15/36		200	201,004

						401,381

TOTAL COMMERCIAL MORTGAGE-BACKED SECURITIES (cost $655,161)						661,332

CORPORATE BONDS 30.6%

Australia 0.3%
Transurban Finance Co. Pty Ltd., Sr. Sec’d. Notes, EMTN	2.000		08/28/25	EUR	100	121,436

Brazil 0.4%
Petrobras Global Finance BV, Gtd. Notes	5.375		10/01/29	GBP	100	142,258

See Notes to Financial Statements.

16

Description	Interest Rate		Maturity Date		Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

China 1.6%
Aircraft Finance Co. Ltd., Sr. Sec’d. Notes, Series B	4.100%		03/29/26			200	$207,000
CNAC HK Finbridge Co. Ltd., Gtd. Notes	1.750		06/14/22		EUR	100	114,814
State Grid Europe Development 2014 PLC, Gtd. Notes, Series A	1.500		01/26/22		EUR	200	229,642

							551,456

France 1.4%
Altice France SA,
Sr. Sec’d. Notes, 144A	2.500		01/15/25		EUR	100	111,904
Sr. Sec’d. Notes, 144A	3.375		01/15/28		EUR	100	111,736
Loxam SAS, Sr. Sub. Notes	5.750		07/15/27		EUR	150	161,356
SNCF Reseau, Sr. Unsec’d. Notes	4.700		06/01/35		CAD	100	94,748

							479,744

Germany 2.0%
Allianz SE, Jr. Sub. Notes	3.375	(ff)	—	(rr)	EUR	200	246,481
Commerzbank AG, Sub. Notes, EMTN	7.750		03/16/21		EUR	100	122,974
Nidda BondCo GmbH, Gtd. Notes	5.000		09/30/25		EUR	100	113,760
Techem Verwaltungsgesellschaft 674 mbH, Sr. Sec’d. Notes	6.000		07/30/26		EUR	100	120,988
Volkswagen International Finance NV, Gtd. Notes	2.700	(ff)	—	(rr)	EUR	100	114,876

							719,079

Indonesia 0.3%
Perusahaan Listrik Negara PT, Sr. Unsec’d. Notes, 144A	1.875		11/05/31		EUR	100	110,747

Ireland 0.3%
Smurfit Kappa Acquisitions, Gtd. Notes	2.750		02/01/25		EUR	100	121,546

See Notes to Financial Statements.

PGIM International Bond Fund	17

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Italy 0.7%
Agenzia Nazionale per l’Attrazione degli Investimenti e lo Sviluppo d’Impresa, Sr. Unsec’d. Notes	1.375%		07/20/22	EUR	100	$113,401
Assicurazioni Generali SpA, Sub. Notes, EMTN	5.500	(ff)	10/27/47	EUR	100	134,115

						247,516

Kazakhstan 0.3%
Kazakhstan Temir Zholy National Co. JSC,
Gtd. Notes	3.250		12/05/23	CHF	50	55,078
Gtd. Notes	3.638		06/20/22	CHF	50	54,219

						109,297

Luxembourg 1.1%
ARD Finance SA, Sr. Sec’d. Notes, Cash coupon 6.625% or PIK 7.375%	6.625		09/15/23	EUR	100	115,434
Matterhorn Telecom SA, Sr. Sec’d. Notes, 144A	3.125		09/15/26	EUR	100	111,809
Picard Bondco SA, Gtd. Notes	5.500		11/30/24	EUR	150	160,603

						387,846

Mexico 1.3%
Petroleos Mexicanos, Gtd. Notes	3.625		11/24/25	EUR	400	454,227

Netherlands 2.0%
InterXion Holding NV, Gtd. Notes	4.750		06/15/25	EUR	100	121,273
Nederlandse Waterschapsbank NV, Sr. Unsec’d. Notes, EMTN	5.200		03/31/25	CAD	200	176,445
Starfruit Finco BV/Starfruit US Holdco LLC, Sr. Unsec’d. Notes	6.500		10/01/26	EUR	150	168,759
UPCB Finance IV Ltd., Sr. Sec’d. Notes	4.000		01/15/27	EUR	90	105,404
Ziggo Bond Co. BV, Sr. Unsec’d. Notes	4.625		01/15/25	EUR	100	114,777

						686,658

See Notes to Financial Statements.

18

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

Peru 0.5%
Peru Enhanced Pass-Through Finance Ltd., Pass-Through Certificates	1.963	%(s)	06/02/25		206	$190,715

Poland 0.9%
Bank Gospodarstwa Krajowego, Gov’t. Gtd. Notes	1.625		04/30/28	EUR	250	310,856

Russia 0.7%
Gazprom OAO Via Gaz Capital SA, Sr. Unsec’d. Notes	2.500		03/21/26	EUR	200	238,789

Spain 0.6%
Codere Finance 2 Luxembourg SA, Sr. Sec’d. Notes	6.750		11/01/21	EUR	100	96,458
Merlin Properties Socimi SA, Sr. Unsec’d. Notes, EMTN	2.375		05/23/22	EUR	100	117,431

						213,889

Supranational Bank 0.4%
European Bank for Reconstruction & Development, Sr. Unsec’d. Notes, GMTN	6.450		12/13/22	IDR	408,000	29,086
European Investment Bank, Sr. Unsec’d. Notes, EMTN	0.500		10/26/23	AUD	160	106,292

						135,378

United Arab Emirates 0.4%
First Abu Dhabi Bank PJSC, Sr. Unsec’d. Notes, EMTN	4.800		06/01/21	CNH	1,000	144,150

United Kingdom 3.2%
Barclays PLC, Sub. Notes, EMTN	2.000	(ff)	02/07/28	EUR	100	112,368
CPUK Finance Ltd., Sec’d. Notes, 144A	4.250		02/28/47	GBP	100	131,157
eG Global Finance PLC, Sr. Sec’d. Notes, 144A	6.250		10/30/25	EUR	100	115,155
EI Group PLC, First Mortgage	6.375		02/15/22	GBP	100	130,498
Pinewood Finance Co. Ltd., Sr. Sec’d. Notes, 144A	3.250		09/30/25	GBP	100	132,450

See Notes to Financial Statements.

PGIM International Bond Fund	19

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United Kingdom (cont’d.)
Royal Bank of Scotland Group PLC, Sr. Unsec’d. Notes, EMTN	2.000	%(ff)	03/08/23	EUR	100	$115,936
Stonegate Pub Co. Financing PLC, Sr. Sec’d. Notes, 144A, 3 Month GBP LIBOR + 6.250%	7.031	(c)	03/15/22	GBP	100	129,859
Tesco PLC, Sr. Unsec’d. Notes, EMTN	5.000		03/24/23	GBP	80	113,855
Virgin Media Secured Finance PLC, Sr. Sec’d. Notes	5.000		04/15/27	GBP	100	136,364

						1,117,642

United States 12.2%
Adient Global Holdings Ltd., Gtd. Notes	3.500		08/15/24	EUR	100	93,681
American International Group, Inc., Sr. Unsec’d. Notes	1.875		06/21/27	EUR	100	120,551
Ball Corp., Gtd. Notes	4.375		12/15/23	EUR	100	129,209
Bank of America Corp., Sr. Unsec’d. Notes, EMTN	0.591	(s)	05/31/21	EUR	85	112,788
Belden, Inc., Gtd. Notes	4.125		10/15/26	EUR	100	116,040
DH Europe Finance II Sarl, Gtd. Notes	0.200		03/18/26	EUR	300	331,308
Diamond BC BV, Sr. Unsec’d. Notes	5.625		08/15/25	EUR	125	127,590
Eli Lilly & Co., Sr. Unsec’d. Notes	0.625		11/01/31	EUR	200	222,855
Energizer Gamma Acquisition BV, Gtd. Notes	4.625		07/15/26	EUR	300	352,788
Fidelity National Information Services, Inc.,
Sr. Unsec’d. Notes	1.100		07/15/24	EUR	100	115,867
Sr. Unsec’d. Notes	1.500		05/21/27	EUR	100	118,505
Fiserv, Inc.,
Sr. Unsec’d. Notes	0.375		07/01/23	EUR	100	112,323
Sr. Unsec’d. Notes	2.250		07/01/25	GBP	100	133,477
Goldman Sachs Group, Inc. (The), Sub. Notes	4.750		10/12/21	EUR	150	181,929
Kraft Heinz Foods Co., Gtd. Notes	2.250		05/25/28	EUR	100	119,061
Marsh & McLennan Cos., Inc., Sr. Unsec’d. Notes	1.349		09/21/26	EUR	100	117,506

See Notes to Financial Statements.

20

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

CORPORATE BONDS (Continued)

United States (cont’d.)
Medtronic Global Holdings SCA,
Gtd. Notes	1.000%		07/02/31	EUR	100	$115,291
Gtd. Notes	1.125		03/07/27	EUR	100	118,135
Morgan Guaranty Trust Co., Sr. Unsec’d. Notes	1.464	(s)	01/21/27	ITL	26	26,549
Morgan Stanley,
Sr. Unsec’d. Notes, EMTN	0.637	(ff)	07/26/24	EUR	200	226,683
Sr. Unsec’d. Notes, GMTN	1.000		12/02/22	EUR	100	114,699
PerkinElmer, Inc., Sr. Unsec’d. Notes	0.600		04/09/21	EUR	100	112,155
Refinitiv US Holdings, Inc., Sr. Unsec’d. Notes	6.875		11/15/26	EUR	100	126,071
Spectrum Brands, Inc., Gtd. Notes	4.000		10/01/26	EUR	100	117,454
Stryker Corp., Sr. Unsec’d. Notes	2.625		11/30/30	EUR	100	133,791
Thermo Fisher Scientific, Inc.,
Sr. Unsec’d. Notes	0.125		03/01/25	EUR	100	110,811
Sr. Unsec’d. Notes	0.500		03/01/28	EUR	100	110,972
Sr. Unsec’d. Notes	1.400		01/23/26	EUR	100	118,471
Verizon Communications, Inc., Sr. Unsec’d. Notes	1.250		04/08/30	EUR	100	117,759
Zimmer Biomet Holdings, Inc.,
Sr. Unsec’d. Notes	1.414		12/13/22	EUR	100	115,634
Sr. Unsec’d. Notes	2.425		12/13/26	EUR	100	122,989

						4,292,942

TOTAL CORPORATE BONDS (cost $10,493,268)						10,776,171

RESIDENTIAL MORTGAGE-BACKED SECURITIES 1.6%

Bermuda 0.4%
Bellemeade Re Ltd., Series 2018-01A, Class M1B, 144A, 1 Month LIBOR + 1.600% (Cap N/A, Floor 0.000%)	3.423	(c)	04/25/28		148	148,329

United Kingdom 0.3%
Paragon Mortgages PLC, Series 10X, Class B1A, 3 Month GBP LIBOR + 0.540% (Cap N/A, Floor 0.000%)	1.321	(c)	06/15/41	GBP	97	118,104

See Notes to Financial Statements.

PGIM International Bond Fund	21

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

RESIDENTIAL MORTGAGE-BACKED SECURITIES (Continued)

United States 0.9%
CIM Trust, Series 2017-03, Class A1, 144A, 1 Month LIBOR + 2.000% (Cap N/A, Floor 0.000%)	4.032	%(c)	01/25/57		57	$57,966
Legacy Mortgage Asset Trust, Series 2019-PR01, Class A1, 144A	3.858		09/25/59		100	99,998
LSTAR Securities Investment Trust,
Series 2018-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	3.532	(c)	04/01/23		43	42,792
Series 2019-02, Class A1, 144A, 1 Month LIBOR + 1.500% (Cap N/A, Floor 0.000%)	3.532	(c)	04/01/24		98	97,955

						298,711

TOTAL RESIDENTIAL MORTGAGE-BACKED SECURITIES (cost $556,159)						565,144

SOVEREIGN BONDS 51.1%

Argentina 0.9%
Argentine Republic Government International Bond, Sr. Unsec’d. Notes	7.820		12/31/33	EUR	516	269,985
Provincia de Buenos Aires, Sr. Unsec’d. Notes	5.375		01/20/23	EUR	100	36,693

						306,678

Brazil 2.3%
Brazil Loan Trust 1, Gov’t. Gtd. Notes	5.477		07/24/23		84	87,467
Brazil Minas SPE via State of Minas Gerais, Gov’t. Gtd. Notes	5.333		02/15/28		360	382,504
Brazilian Government International Bond, Sr. Unsec’d. Notes	2.875		04/01/21	EUR	300	346,655

						816,626

Bulgaria 0.5%
Bulgaria Government International Bond, Sr. Unsec’d. Notes, GMTN	3.125		03/26/35	EUR	115	168,838

Canada 0.5%
Province of British Columbia, Unsec’d. Notes	7.875		11/30/23	CAD	200	185,846

See Notes to Financial Statements.

22

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

China 1.5%
China Government Bond,
Sr. Unsec’d. Notes	3.480%		06/29/27	CNH	500	$72,768
Sr. Unsec’d. Notes	3.900		07/04/36	CNH	1,000	149,945
Export-Import Bank of China (The), Sr. Unsec’d. Notes	4.400		05/14/24	CNH	2,000	295,638

						518,351

Colombia 1.5%
Colombia Government International Bond, Sr. Unsec’d. Notes, EMTN	3.875		03/22/26	EUR	400	529,768

Croatia 0.8%
Croatia Government International Bond, Sr. Unsec’d. Notes	2.700		06/15/28	EUR	200	264,326

Cyprus 2.9%
Cyprus Government International Bond,
Sr. Unsec’d. Notes, EMTN	2.375		09/25/28	EUR	200	259,769
Sr. Unsec’d. Notes, EMTN	2.750		02/26/34	EUR	100	138,884
Sr. Unsec’d. Notes, EMTN	3.750		07/26/23	EUR	500	635,386

						1,034,039

Greece 4.2%
Hellenic Republic Government Bond,
Bonds	3.000	(cc)	02/24/23	EUR	150	184,371
Bonds	3.000	(cc)	02/24/24	EUR	75	94,456
Bonds	3.000	(cc)	02/24/25	EUR	85	109,509
Bonds	3.000	(cc)	02/24/26	EUR	85	112,006
Bonds	3.000	(cc)	02/24/27	EUR	195	259,037
Bonds	3.000	(cc)	02/24/28	EUR	60	81,231
Bonds	3.000	(cc)	02/24/29	EUR	50	68,261
Bonds	3.000	(cc)	02/24/31	EUR	140	194,850
Bonds	3.000	(cc)	02/24/42	EUR	5	7,241
Bonds	4.200		01/30/42	EUR	190	290,164
Hellenic Republic Government International Bond, Sr. Unsec’d. Notes	5.200		07/17/34	EUR	60	93,910

						1,495,036

See Notes to Financial Statements.

PGIM International Bond Fund	23

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate		Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Hungary 0.1%
Hungary Government International Bond, Sr. Unsec’d. Notes	4.300%		12/19/21	CNH	200	$28,551

Indonesia 1.9%
Indonesia Government International Bond,
Sr. Unsec’d. Notes	1.750		04/24/25	EUR	200	233,544
Sr. Unsec’d. Notes, EMTN	2.150		07/18/24	EUR	140	166,418
Sr. Unsec’d. Notes, EMTN	3.750		06/14/28	EUR	200	270,572

						670,534

Ireland 0.6%
Ireland Government Bond, Bonds	2.400		05/15/30	EUR	150	208,191

Israel 0.3%
Israel Government International Bond, Sr. Unsec’d. Notes, EMTN	1.500		01/18/27	EUR	100	121,902

Italy 7.7%
City of Rome Italy, Sr. Unsec’d. Notes, EMTN	5.345		01/27/48	EUR	50	88,678
Italy Buoni Poliennali Del Tesoro,
Bonds, 144A	2.800		03/01/67	EUR	50	64,342
Unsec’d. Notes, 144A	3.350		03/01/35	EUR	690	966,388
Italy Certificati di Credito del Tesoro, Bonds, Series EU, 6 Month EURIBOR + 0.550%	0.142	(c)	09/15/25	EUR	130	142,693
Republic of Italy Government International Bond,
Sr. Unsec’d. Notes	2.875		10/17/29		200	195,949
Sr. Unsec’d. Notes, EMTN	5.125		07/31/24	EUR	675	913,096
Sr. Unsec’d. Notes, EMTN	6.000		08/04/28	GBP	205	340,841

						2,711,987

Japan 0.4%
Japan Government Thirty Year Bond, Sr. Unsec’d. Notes, Series 63	0.400		06/20/49	JPY	6,000	55,738
Japan Government Twenty Year Bond, Sr. Unsec’d. Notes, Series 165	0.500		06/20/38	JPY	8,000	78,141

						133,879

See Notes to Financial Statements.

24

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Kazakhstan 0.4%
Kazakhstan Government International Bond, Sr. Unsec’d. Notes, 144A, MTN	2.375%	11/09/28	EUR	115	$144,356

Mexico 1.6%
Mexico Government International Bond,
Sr. Unsec’d. Notes, EMTN	1.750	04/17/28	EUR	300	352,574
Sr. Unsec’d. Notes, GMTN	1.625	03/06/24	EUR	185	217,448

					570,022

Peru 0.8%
Peruvian Government International Bond, Sr. Unsec’d. Notes	3.750	03/01/30	EUR	200	289,438

Philippines 0.3%
Philippine Government International Bond, Sr. Unsec’d. Notes, EMTN	0.875	05/17/27	EUR	100	114,597

Portugal 3.6%
Portugal Government International Bond, Sr. Unsec’d. Notes	4.090	06/03/22	CNH	600	85,052
Portugal Obrigacoes do Tesouro OT,
Sr. Unsec’d. Notes, 144A	3.875	02/15/30	EUR	625	955,104
Sr. Unsec’d. Notes, 144A	4.100	04/15/37	EUR	130	224,690

					1,264,846

Romania 0.9%
Romanian Government International Bond,
Sr. Unsec’d. Notes, 144A, MTN	2.500	02/08/30	EUR	100	122,153
Sr. Unsec’d. Notes, EMTN	3.875	10/29/35	EUR	100	132,806
Unsec’d. Notes, 144A, MTN	2.124	07/16/31	EUR	40	46,173

					301,132

Russia 0.9%
Russian Federal Bond - OFZ, Bonds, Series 6224	6.900	05/23/29	RUB	3,000	48,522
Russian Foreign Bond - Eurobond, Sr. Unsec’d. Notes	2.875	12/04/25	EUR	200	251,480

					300,002

See Notes to Financial Statements.

PGIM International Bond Fund	25

Schedule of Investments (continued)

as of October 31, 2019

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Saudi Arabia 0.4%
Saudi Government International Bond, Sr. Unsec’d. Notes, 144A	2.000%	07/09/39	EUR	125	$147,080

Senegal 0.3%
Senegal Government International Bond, Sr. Unsec’d. Notes, 144A	4.750	03/13/28	EUR	100	115,316

Serbia 0.7%
Serbia International Bond, Sr. Unsec’d. Notes, 144A	1.500	06/26/29	EUR	200	229,484

South Korea 0.7%
Export-Import Bank of Korea,
Sr. Unsec’d. Notes, 144A, MTN	8.000	05/15/24	IDR	600,000	44,440
Sr. Unsec’d. Notes, EMTN	2.000	04/30/20	EUR	100	112,677
Sr. Unsec’d. Notes, MTN	3.500	07/28/21	NZD	150	98,980

					256,097

Spain 7.7%
Instituto de Credito Oficial,
Gov’t. Gtd. Notes, EMTN	5.000	03/31/20	CAD	160	122,893
Gov’t. Gtd. Notes, GMTN	0.963	09/22/22	SEK	1,000	104,942
Spain Government Bond,
Bonds, 144A	5.150	10/31/28	EUR	185	297,974
Sr. Unsec’d. Notes, 144A	1.400	04/30/28	EUR	70	86,516
Sr. Unsec’d. Notes, 144A	1.450	10/31/27	EUR	265	327,581
Sr. Unsec’d. Notes, 144A(k)	4.650	07/30/25	EUR	870	1,235,342
Spain Government International Bond, Sr. Unsec’d. Notes, EMTN	5.250	04/06/29	GBP	315	526,869

					2,702,117

Turkey 1.3%
Turkey Government International Bond,
Sr. Unsec’d. Notes	5.200	02/16/26	EUR	200	233,812
Sr. Unsec’d. Notes	7.500	11/07/19		100	100,000
Sr. Unsec’d. Notes, EMTN	3.250	06/14/25	EUR	100	108,184

					441,996

See Notes to Financial Statements.

26

Description	Interest Rate	Maturity Date	Principal Amount (000)#		Value

SOVEREIGN BONDS (Continued)

Ukraine 1.0%
Ukraine Government International Bond, Sr. Unsec’d. Notes	6.750%	06/20/26	EUR	300	$369,548

United Kingdom 4.4%
United Kingdom Gilt, Bonds	4.250	03/07/36	GBP	800	1,555,663

TOTAL SOVEREIGN BONDS (cost $16,713,105)					17,996,246

U.S. GOVERNMENT AGENCY OBLIGATION 0.1%
Indonesia Government USAID Bond Gov’t. Gtd. Notes (cost $10,578)	8.900	06/01/21		10	10,949

U.S. TREASURY OBLIGATION 0.2%
U.S. Treasury Notes (cost $59,513)	1.500	10/31/24		60	59,946

TOTAL LONG-TERM INVESTMENTS (cost $31,232,630)					32,781,640

			Shares

SHORT-TERM INVESTMENTS 1.7%

AFFILIATED MUTUAL FUND 1.7%
PGIM Core Ultra Short Bond Fund (cost $594,002)(w)				594,002	594,002

OPTIONS PURCHASED*~ 0.0% (cost $950)					10,940

TOTAL SHORT-TERM INVESTMENTS (cost $594,952)					604,942

TOTAL INVESTMENTS 94.9% (cost $31,827,582)					33,386,582
Other assets in excess of liabilities(z) 5.1%					1,812,634

NET ASSETS 100.0%					$35,199,216

See Notes to Financial Statements.

PGIM International Bond Fund	27

Schedule of Investments (continued)

as of October 31, 2019

Below is a list of the abbreviation(s) used in the annual report:

AED—United Arab Emirates Dirham

AUD—Australian Dollar

BRL—Brazilian Real

CAD—Canadian Dollar

CHF—Swiss Franc

CLP—Chilean Peso

CNH—Chinese Renminbi

COP—Colombian Peso

CZK—Czech Koruna

EGP—Egyptian Pound

EUR—Euro

GBP—British Pound

HKD—Hong Kong Dollar

HUF—Hungarian Forint

IDR—Indonesian Rupiah

ILS—Israeli Shekel

INR—Indian Rupee

ITL—Italian Lira

JPY—Japanese Yen

KRW—South Korean Won

MXN—Mexican Peso

MYR—Malaysian Ringgit

NOK—Norwegian Krone

NZD—New Zealand Dollar

PEN—Peruvian Nuevo Sol

PHP—Philippine Peso

PLN—Polish Zloty

RUB—Russian Ruble

SEK—Swedish Krona

SGD—Singapore Dollar

THB—Thai Baht

TRY—Turkish Lira

TWD—New Taiwanese Dollar

USD—US Dollar

ZAR—South African Rand

144A—Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and, pursuant to the requirements of Rule 144A, may not be resold except to qualified institutional buyers.

A—Annual payment frequency for swaps

BBR—New Zealand Bank Bill Rate

BBSW—Australian Bank Bill Swap Reference Rate

BIBOR—Bangkok Interbank Offered Rate

BROIS—Brazil Overnight Index Swap

BUBOR—Budapest Interbank Offered Rate

CDX—Credit Derivative Index

CLO—Collateralized Loan Obligation

CLOIS—Sinacofi Chile Interbank Rate Average

CMBX—Commercial Mortgage-Backed Index

CMS—Constant Maturity Swap

COOIS—Colombia Overnight Interbank Reference Rate

CPI—Consumer Price Index

See Notes to Financial Statements.

28

EIBOR—Emirates Interbank Offered Rate

EMTN—Euro Medium Term Note

EONIA—Euro Overnight Index Average

EURIBOR—Euro Interbank Offered Rate

GMAC—General Motors Acceptance Corporation

GMTN—Global Medium Term Note

HIBOR—Hong Kong Interbank Offered Rate

HICP—Harmonised Index of Consumer Prices

JIBAR—Johannesburg Interbank Agreed Rate

KLIBOR—Kuala Lumpur Interbank Offered Rate

KWCDC—Korean Won Certificate of Deposit

LIBOR—London Interbank Offered Rate

M—Monthly payment frequency for swaps

MOSPRIME—Moscow Prime Offered Rate

MTN—Medium Term Note

NIBOR—Norwegian Interbank Offered Rate

OFZ—Obligatsyi Federal’novo Zaima (Federal Loan Obligations)

OTC—Over-the-counter

PIK—Payment-in-Kind

PJSC—Public Joint-Stock Company

PRIBOR—Prague Interbank Offered Rate

Q—Quarterly payment frequency for swaps

REITs—Real Estate Investment Trust

S—Semiannual payment frequency for swaps

SIBOR—Singapore Interbank Offered Rate

SONIA—Sterling Overnight Index Average

STIBOR—Stockholm Interbank Offered Rate

T—Swap payment upon termination

TELBOR—Tel Aviv Interbank Offered Rate

USAID—United States Agency for International Development

USOIS—United States Overnight Index Swap

WIBOR—Warsaw Interbank Offered Rate

*	Non-income producing security.
#	Principal or notional amount is shown in U.S. dollars unless otherwise stated.
~	See tables subsequent to the Schedule of Investments for options detail.
^	Indicates a Level 3 security. The aggregate value of Level 3 securities is $671 and 0.0% of net assets.
(c)	Variable rate instrument. The interest rate shown reflects the rate in effect at October 31, 2019.
(cc)

Variable rate instrument. The rate shown is based on the latest available information as of October 31, 2019. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description.

(ff)	Variable rate security. Security may be issued at a fixed coupon rate, which converts to a variable rate at a specified date. Rate shown is the rate in effect as of period end.
(k)	Represents security, or a portion thereof, segregated as collateral for centrally cleared/exchange-traded derivatives.
(rr)	Perpetual security with no stated maturity date.
(s)	Represents zero coupon bond or principal only security. Rate represents yield to maturity at purchase date.
(w)	PGIM Investments LLC, the manager of the Fund, also serves as manager of the PGIM Core Ultra Short Bond Fund.
(z)	Includes net unrealized appreciation/(depreciation) and/or market value of the below holdings which are excluded from the Schedule of Investments:

See Notes to Financial Statements.

PGIM International Bond Fund	29

Schedule of Investments (continued)

as of October 31, 2019

Options Purchased:

OTC Traded

Description	Call/ Put	Counterparty	Expiration Date	Strike	Contracts	Notional Amount (000)#	Value
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC Morgan Stanley & Co.	11/21/19	0.12%	—	100	$38
2-Year 10 CMS Curve CAP	Call	International PLC	11/21/19	0.13%	—	100	25
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	07/12/21	0.11%	—	71	795
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/16/21	0.15%	—	172	1,803
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	08/20/21	0.15%	—	342	3,700
2-Year 10 CMS Curve CAP	Call	Bank of America, N.A.	09/13/21	0.14%	—	340	3,856
2-Year 10 CMS Curve CAP	Call	Barclays Bank PLC	11/09/21	0.21%	—	69	723

Total Options Purchased (cost $950)							$10,940

Futures contracts outstanding at October 31, 2019:

Number of Contracts	Type	Expiration Date	Current Notional Amount	Value / Unrealized Appreciation (Depreciation)
	Long Positions:
116	5 Year U.S. Treasury Notes	Dec. 2019	$13,827,563	$(65,393)
1	10 Year Canadian Government Bonds	Dec. 2019	107,843	(1,345)
2	10 Year U.K. Gilt	Dec. 2019	344,149	(1,751)
48	10 Year U.S. Treasury Notes	Dec. 2019	6,254,250	(27,401)
3	30 Year Euro Buxl	Dec. 2019	702,505	(38,012)
8	30 Year U.S. Ultra Treasury Bonds	Dec. 2019	1,518,000	(41,319)

				(175,221)

	Short Positions:
107	2 Year U.S. Treasury Notes	Dec. 2019	23,069,367	48,047
38	5 Year Euro-Bobl	Dec. 2019	5,705,384	75,898
22	10 Year Euro-Bund	Dec. 2019	4,214,407	81,425
3	20 Year U.S. Treasury Bonds	Dec. 2019	484,125	10,652
42	Euro Schatz Index	Dec. 2019	5,249,650	26,893

				242,915

				$67,694

Forward foreign currency exchange contracts outstanding at October 31, 2019:

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Brazilian Real,
Expiring 11/04/19	BNP Paribas S.A.	BRL	852	$213,709	$212,470	$—	$(1,239)

See Notes to Financial Statements.

30

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Brazilian Real (cont’d.),
Expiring 11/04/19	JPMorgan Chase Bank, N.A.	BRL	484	$118,800	$120,579	$1,779	$—
British Pound,
Expiring 11/04/19	UBS AG	GBP	2,596	3,325,055	3,362,777	37,722	—
Expiring 01/17/20	Barclays Bank PLC	GBP	68	87,429	87,824	395	—
Expiring 01/17/20	Barclays Bank PLC	GBP	48	62,883	62,955	72	—
Expiring 01/17/20	BNP Paribas S.A.	GBP	59	76,000	76,086	86	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	GBP	59	76,000	76,675	675	—
Canadian Dollar,
Expiring 01/22/20	Morgan Stanley & Co. International PLC	CAD	112	85,000	85,044	44	—
Chilean Peso,
Expiring 12/18/19	BNP Paribas S.A.	CLP	43,347	59,760	58,521	—	(1,239)
Expiring 12/18/19	BNP Paribas S.A.	CLP	26,616	36,822	35,933	—	(889)
Expiring 12/18/19	BNP Paribas S.A.	CLP	22,803	31,600	30,785	—	(815)
Expiring 12/18/19	BNP Paribas S.A.	CLP	22,730	31,550	30,687	—	(863)
Expiring 12/18/19	Goldman Sachs International	CLP	60,043	84,000	81,062	—	(2,938)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	CLP	21,421	29,703	28,920	—	(783)
Expiring 12/18/19	UBS AG	CLP	50,617	69,900	68,337	—	(1,563)
Chinese Renminbi,
Expiring 02/14/20	HSBC Bank USA, N.A.	CNH	345	48,746	48,870	124	—
Expiring 05/14/21	Citibank, N.A.	CNH	961	137,666	134,167	—	(3,499)
Czech Koruna,
Expiring 01/17/20	Citibank, N.A.	CZK	1,609	69,000	70,421	1,421	—
Expiring 01/17/20	Citibank, N.A.	CZK	1,604	70,000	70,194	194	—

See Notes to Financial Statements.

PGIM International Bond Fund	31

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Egyptian Pound,
Expiring 11/27/19	Citibank, N.A.	EGP	389	$22,535	$23,898	$1,363	$—
Expiring 11/27/19	Citibank, N.A.	EGP	253	14,670	15,553	883	—
Expiring 12/18/19	Citibank, N.A.	EGP	700	40,314	42,781	2,467	—
Expiring 12/23/19	Citibank, N.A.	EGP	169	10,000	10,300	300	—
Expiring 12/23/19	Morgan Stanley & Co. International PLC	EGP	334	19,771	20,407	636	—
Expiring 12/23/19	Morgan Stanley & Co. International PLC	EGP	165	9,771	10,085	314	—
Expiring 01/21/20	Citibank, N.A.	EGP	558	31,964	33,842	1,878	—
Expiring 01/28/20	Citibank, N.A.	EGP	451	26,573	27,328	755	—
Expiring 01/28/20	Citibank, N.A.	EGP	275	16,085	16,652	567	—
Expiring 01/30/20	Citibank, N.A.	EGP	296	17,010	17,941	931	—
Euro,
Expiring 11/04/19	UBS AG	EUR	16,626	18,453,379	18,548,669	95,290	—
Expiring 01/17/20	Barclays Bank PLC	EUR	110	123,000	122,834	—	(166)
Expiring 01/17/20	Barclays Bank PLC	EUR	93	103,000	103,830	830	—
Expiring 01/17/20	Goldman Sachs International	EUR	133	149,244	149,237	—	(7)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	EUR	1,200	1,345,317	1,345,802	485	—
Hungarian Forint,
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	HUF	16,741	56,000	57,077	1,077	—
Indian Rupee,
Expiring 12/18/19	Citibank, N.A.	INR	9,287	127,427	129,920	2,493	—
Expiring 12/18/19	Citibank, N.A.	INR	6,426	89,000	89,894	894	—
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	21,866	300,955	305,907	4,952	—

See Notes to Financial Statements.

32

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Indonesian Rupiah,
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	1,269,862	$90,000	$89,697	$—	$(303)
Israeli Shekel,
Expiring 11/29/19	Citibank, N.A.	ILS	2,543	700,000	722,591	22,591	—
Expiring 12/18/19	Barclays Bank PLC	ILS	42	11,920	11,861	—	(59)
Expiring 12/18/19	Barclays Bank PLC	ILS	25	7,130	7,086	—	(44)
Expiring 12/18/19	Citibank, N.A.	ILS	61	17,400	17,243	—	(157)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ILS	295	85,000	83,881	—	(1,119)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ILS	290	83,000	82,508	—	(492)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ILS	175	49,622	49,683	61	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ILS	105	29,938	29,905	—	(33)
Japanese Yen,
Expiring 01/17/20	Barclays Bank PLC	JPY	6,182	57,484	57,558	74	—
Expiring 01/17/20	HSBC Bank USA, N.A.	JPY	8,417	78,000	78,361	361	—
Mexican Peso,
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	MXN	3,924	194,441	202,449	8,008	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	MXN	1,371	71,000	70,750	—	(250)
New Taiwanese Dollar,
Expiring 12/18/19	Barclays Bank PLC	TWD	3,545	117,000	117,056	56	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	4,576	149,440	151,076	1,636	—
Norwegian Krone,
Expiring 01/17/20	Bank of America, N.A.	NOK	2,377	261,067	258,629	—	(2,438)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	NOK	2,259	248,579	245,817	—	(2,762)
Peruvian Nuevo Sol,
Expiring 12/18/19	BNP Paribas S.A.	PEN	513	151,733	153,104	1,371	—

See Notes to Financial Statements.

PGIM International Bond Fund	33

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Peruvian Nuevo Sol (cont’d.),
Expiring 12/18/19	Citibank, N.A.	PEN	325	$96,000	$96,954	$954	$—
Philippine Peso,
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PHP	3,914	74,942	76,954	2,012	—
Polish Zloty,
Expiring 01/17/20	Barclays Bank PLC	PLN	253	66,000	66,249	249	—
Expiring 01/17/20	Citibank, N.A.	PLN	233	60,000	61,143	1,143	—
Expiring 01/17/20	Morgan Stanley & Co. International PLC	PLN	322	84,000	84,211	211	—
Russian Ruble,
Expiring 12/18/19	Barclays Bank PLC	RUB	3,378	52,000	52,309	309	—
Expiring 12/18/19	Citibank, N.A.	RUB	3,705	57,000	57,367	367	—
Expiring 12/18/19	Credit Suisse International	RUB	2,524	39,124	39,079	—	(45)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	RUB	2,666	41,200	41,290	90	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	RUB	10,935	160,930	169,330	8,400	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	RUB	8,796	130,000	136,212	6,212	—
Singapore Dollar,
Expiring 12/18/19	Citibank, N.A.	SGD	157	115,000	115,250	250	—
Expiring 12/18/19	Citibank, N.A.	SGD	122	89,059	90,020	961	—
Expiring 12/18/19	Citibank, N.A.	SGD	99	72,000	72,921	921	—
Expiring 12/18/19	Goldman Sachs International	SGD	300	220,500	220,726	226	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	SGD	159	117,000	117,155	155	—
South African Rand,
Expiring 12/18/19	Barclays Bank PLC	ZAR	618	40,312	40,638	326	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	620	40,829	40,770	—	(59)

See Notes to Financial Statements.

34

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
South African Rand (cont’d.),
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	615	$39,965	$40,432	$467	$—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	109	6,980	7,136	156	—
South Korean Won,
Expiring 12/18/19	HSBC Bank USA, N.A.	KRW	120,523	101,000	103,086	2,086	—
Expiring 12/18/19	HSBC Bank USA, N.A.	KRW	116,468	98,000	99,617	1,617	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	99,851	84,000	85,404	1,404	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	KRW	55,846	47,855	47,766	—	(89)
Swedish Krona,
Expiring 01/17/20	BNP Paribas S.A.	SEK	765	80,000	79,627	—	(373)
Swiss Franc,
Expiring 01/17/20	Morgan Stanley & Co. International PLC	CHF	17	17,500	17,582	82	—
Thai Baht,
Expiring 12/18/19	Citibank, N.A.	THB	3,431	112,000	113,692	1,692	—
Expiring 12/18/19	Credit Suisse International	THB	2,707	88,000	89,708	1,708	—
Expiring 12/18/19	HSBC Bank USA, N.A.	THB	2,504	82,000	82,981	981	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	2,477	81,000	82,076	1,076	—
Expiring 12/18/19	UBS AG	THB	3,134	103,000	103,839	839	—
Turkish Lira,
Expiring 12/18/19	Barclays Bank PLC	TRY	236	40,250	40,703	453	—
Expiring 12/18/19	Barclays Bank PLC	TRY	233	39,861	40,264	403	—
Expiring 12/18/19	Barclays Bank PLC	TRY	163	27,819	28,095	276	—
Expiring 12/18/19	Barclays Bank PLC	TRY	163	28,050	28,110	60	—
Expiring 12/18/19	Goldman Sachs International	TRY	230	39,124	39,635	511	—

See Notes to Financial Statements.

PGIM International Bond Fund	35

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Purchase Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Turkish Lira (cont’d.),
Expiring 12/18/19	Goldman Sachs International	TRY	164	$28,100	$28,263	$163	$—
Expiring 12/18/19	UBS AG	TRY	217	37,000	37,424	424	—

				$30,809,792	$31,017,537	229,969	(22,224)

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts:
Australian Dollar,
Expiring 01/22/20	HSBC Bank USA, N.A.	AUD	607	$415,458	$419,182	$—	$(3,724)
Brazilian Real,
Expiring 11/04/19	Barclays Bank PLC	BRL	193	46,000	48,108	—	(2,108)
Expiring 11/04/19	The Toronto-Dominion Bank	BRL	1,143	274,249	284,941	—	(10,692)
Expiring 12/03/19	BNP Paribas S.A.	BRL	852	213,366	212,089	1,277	—
British Pound,
Expiring 11/04/19	Morgan Stanley & Co. International PLC	GBP	2,596	3,228,534	3,362,777	—	(134,243)
Expiring 12/03/19	UBS AG	GBP	2,596	3,328,198	3,365,867	—	(37,669)
Expiring 01/17/20	Barclays Bank PLC	GBP	50	64,000	64,487	—	(487)
Expiring 01/17/20	Barclays Bank PLC	GBP	50	65,000	65,243	—	(243)
Expiring 01/17/20	Citibank, N.A.	GBP	258	325,502	335,570	—	(10,068)
Expiring 01/17/20	Deutsche Bank AG	GBP	258	327,550	335,572	—	(8,022)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	GBP	53	68,000	68,294	—	(294)
Canadian Dollar,
Expiring 01/22/20	Barclays Bank PLC	CAD	920	700,773	698,813	1,960	—

See Notes to Financial Statements.

36

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Chilean Peso,
Expiring 12/18/19	Barclays Bank PLC	CLP	142,714	$200,793	$192,672	$8,121	$—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	CLP	285,427	395,877	385,345	10,532	—
Expiring 12/18/19	Morgan Stanley & Co. International PLC	CLP	142,714	197,938	192,672	5,266	—
Chinese Renminbi,
Expiring 02/14/20	BNP Paribas S.A.	CNH	4,614	650,337	652,731	—	(2,394)
Expiring 05/14/21	JPMorgan Chase Bank, N.A.	CNH	961	137,889	134,168	3,721	—
Colombian Peso,
Expiring 12/18/19	Barclays Bank PLC	COP	226,964	67,000	67,028	—	(28)
Expiring 12/18/19	Goldman Sachs International	COP	179,935	53,000	53,139	—	(139)
Expiring 12/18/19	Goldman Sachs International	COP	161,955	47,676	47,829	—	(153)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	COP	254,443	74,214	75,143	—	(929)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	COP	139,338	41,200	41,150	50	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	COP	135,113	39,767	39,902	—	(135)
Czech Koruna,
Expiring 01/17/20	Barclays Bank PLC	CZK	1,982	84,821	86,731	—	(1,910)
Egyptian Pound,
Expiring 12/23/19	Citibank, N.A.	EGP	530	31,851	32,369	—	(518)
Expiring 12/23/19	Citibank, N.A.	EGP	138	8,307	8,423	—	(116)
Euro,
Expiring 11/04/19	UBS AG	EUR	16,626	18,338,658	18,548,669	—	(210,011)
Expiring 12/03/19	UBS AG	EUR	16,626	18,489,108	18,583,791	—	(94,683)
Expiring 01/17/20	HSBC Bank USA, N.A.	EUR	1,835	2,037,224	2,058,129	—	(20,905)
Expiring 01/17/20	JPMorgan Chase Bank, N.A.	EUR	1,968	2,186,656	2,207,653	—	(20,997)

See Notes to Financial Statements.

PGIM International Bond Fund	37

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Euro (cont’d.),
Expiring 01/17/20	Morgan Stanley & Co. International PLC	EUR	77	$86,000	$86,244	$—	$(244)
Expiring 01/17/20	UBS AG	EUR	2,138	2,368,702	2,397,825	—	(29,123)
Hungarian Forint,
Expiring 01/17/20	The Toronto-Dominion Bank	HUF	94,279	315,869	321,438	—	(5,569)
Indian Rupee,
Expiring 12/18/19	Bank of America, N.A.	INR	5,679	79,000	79,449	—	(449)
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	2,859	39,740	39,999	—	(259)
Expiring 12/18/19	HSBC Bank USA, N.A.	INR	2,809	39,124	39,303	—	(179)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	INR	7,081	99,000	99,064	—	(64)
Indonesian Rupiah,
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	7,536,521	523,952	532,346	—	(8,394)
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	1,217,072	86,000	85,968	32	—
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	1,101,267	77,000	77,789	—	(789)
Expiring 12/18/19	HSBC Bank USA, N.A.	IDR	1,070,612	76,000	75,623	377	—
Israeli Shekel,
Expiring 11/29/19	Goldman Sachs International	ILS	2,538	700,000	721,000	—	(21,000)
Expiring 12/18/19	Barclays Bank PLC	ILS	609	173,775	173,309	466	—
Japanese Yen,
Expiring 01/17/20	Morgan Stanley & Co. International PLC	JPY	74,972	696,457	697,990	—	(1,533)
Mexican Peso,
Expiring 12/18/19	Citibank, N.A.	MXN	848	44,000	43,732	268	—
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	MXN	831	42,227	42,889	—	(662)
New Taiwanese Dollar,
Expiring 12/18/19	Credit Suisse International	TWD	16,133	519,540	532,646	—	(13,106)

See Notes to Financial Statements.

38

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
New Taiwanese Dollar (cont’d.),
Expiring 12/18/19	HSBC Bank USA, N.A.	TWD	2,724	$88,000	$89,949	$—	$(1,949)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	3,318	108,000	109,560	—	(1,560)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TWD	3,091	101,000	102,062	—	(1,062)
New Zealand Dollar,
Expiring 01/22/20	Morgan Stanley & Co. International PLC	NZD	495	313,871	317,589	—	(3,718)
Peruvian Nuevo Sol,
Expiring 12/18/19	Bank of America, N.A.	PEN	188	55,800	56,104	—	(304)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	PEN	368	109,000	109,936	—	(936)
Philippine Peso,
Expiring 12/18/19	HSBC Bank USA, N.A.	PHP	7,346	140,000	144,422	—	(4,422)
Polish Zloty,
Expiring 01/17/20	Barclays Bank PLC	PLN	186	47,879	48,755	—	(876)
Russian Ruble,
Expiring 12/18/19	Citibank, N.A.	RUB	3,077	47,000	47,652	—	(652)
Singapore Dollar,
Expiring 12/18/19	Goldman Sachs International	SGD	272	195,314	199,897	—	(4,583)
South African Rand,
Expiring 12/18/19	Barclays Bank PLC	ZAR	1,042	69,500	68,504	996	—
Expiring 12/18/19	Barclays Bank PLC	ZAR	594	39,325	39,073	252	—
Expiring 12/18/19	Barclays Bank PLC	ZAR	584	39,124	38,394	730	—
Expiring 12/18/19	Citibank, N.A.	ZAR	608	39,782	39,982	—	(200)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	ZAR	702	47,184	46,128	1,056	—
South Korean Won,
Expiring 12/18/19	Citibank, N.A.	KRW	196,199	163,234	167,813	—	(4,579)

See Notes to Financial Statements.

PGIM International Bond Fund	39

Schedule of Investments (continued)

as of October 31, 2019

Forward foreign currency exchange contracts outstanding at October 31, 2019 (continued):

Sale Contracts	Counterparty	Notional Amount (000)		Value at Settlement Date	Current Value	Unrealized Appreciation	Unrealized Depreciation
OTC Forward Foreign Currency Exchange Contracts (cont’d.):
Swedish Krona,
Expiring 01/17/20	Barclays Bank PLC	SEK	684	$70,000	$71,206	$—	$(1,206)
Expiring 01/17/20	Morgan Stanley & Co. International PLC	SEK	1,716	176,182	178,569	—	(2,387)
Swiss Franc,
Expiring 01/17/20	UBS AG	CHF	533	537,189	543,262	—	(6,073)
Thai Baht,
Expiring 12/18/19	Citibank, N.A.	THB	2,524	82,000	83,619	—	(1,619)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	THB	770	25,105	25,528	—	(423)
Turkish Lira,
Expiring 12/18/19	Barclays Bank PLC	TRY	36	6,000	6,237	—	(237)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TRY	759	125,539	131,074	—	(5,535)
Expiring 12/18/19	JPMorgan Chase Bank, N.A.	TRY	189	31,167	32,641	—	(1,474)
Expiring 12/18/19	Morgan Stanley & Co. International PLC	TRY	232	38,000	40,112	—	(2,112)

				$60,800,527	$61,453,169	35,104	(687,746)

						$265,073	$(709,970)

Credit default swap agreements outstanding at October 31, 2019:

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)*:
Federal Republic of Brazil	12/20/22	1.000%(Q)	600	0.731%	$5,637	$(648)	$6,285	Citibank, N.A.
Government of Malaysia	12/20/22	1.000%(Q)	120	0.280%	3,012	(130)	3,142	Citibank, N.A.
People’s Republic of China	12/20/22	1.000%(Q)	400	0.223%	10,619	(432)	11,051	Citibank, N.A.
Republic of Argentina	12/20/22	1.000%(Q)	120	117.935%	(75,460)	(130)	(75,330)	Citibank, N.A.

See Notes to Financial Statements.

40

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2)* (cont’d.):
Republic of Chile	12/20/22	1.000%(Q)	120	0.245%	$2,938	$(130)	$3,068	Citibank, N.A.
Republic of Colombia	12/20/22	1.000%(Q)	160	0.444%	2,924	(173)	3,097	Citibank, N.A.
Republic of Indonesia	12/20/22	1.000%(Q)	160	0.517%	3,071	(173)	3,244	Citibank, N.A.
Republic of Panama	12/20/22	1.000%(Q)	120	0.245%	2,938	(130)	3,068	Citibank, N.A.
Republic of Peru	12/20/22	1.000%(Q)	120	0.251%	2,915	(130)	3,045	Citibank, N.A.
Republic of Philippines	12/20/22	1.000%(Q)	120	0.267%	3,052	(130)	3,182	Citibank, N.A.
Republic of South Africa	12/20/22	1.000%(Q)	360	1.322%	(3,289)	(389)	(2,900)	Citibank, N.A.
Republic of Turkey	12/20/22	1.000%(Q)	600	2.780%	(30,858)	(648)	(30,210)	Citibank, N.A.
Russian Federation	12/20/22	1.000%(Q)	360	0.430%	6,689	(389)	7,078	Citibank, N.A.
United Mexican States	12/20/22	1.000%(Q)	520	0.525%	8,196	(562)	8,758	Citibank, N.A.

					$(57,616)	$(4,194)	$(53,422)

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Packaged Credit Default Swap Agreement on credit indices— Buy Protection(1)*:
CDX.EM.28.V2	12/20/22	1.000%(Q)	3,880	$55,034	$(1,153)	$56,187	Citibank, N.A.

*

The Fund entered into multiple credit default swap agreements in a packaged trade consisting of two parts. The Fund bought/sold protection on an Emerging Market CDX Index and bought/sold protection on the countries which comprise the index. The up-front premium is attached to the index of the trade. Each swap is priced individually. If any of the component swaps are closed out early, the Index exposure will be reduced by an amount proportionate to the terminated swap(s).

See Notes to Financial Statements.

PGIM International Bond Fund	41

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^:
American Money Management Corporation	11/26/19	1.000%(M)		7	*	$5	$—	$5	Goldman Sachs International
Anchorage CLO	11/26/19	0.500%(M)	EUR	15	*	7	—	7	Goldman Sachs International
Anchorage CLO	11/26/19	1.000%(M)	EUR	15	*	14	—	14	Goldman Sachs International
AXA CLO	11/26/19	0.500%(M)	EUR	8	*	4	—	4	Goldman Sachs International
Bardin Hill Loan Advisors	11/26/19	1.000%(M)	EUR	9	*	8	—	8	Goldman Sachs International
Barings CLO	11/26/19	1.000%(M)		1	*	—	—	—	Goldman Sachs International
Bear Stearns Asset-Backed Securities Trust	11/27/19	1.250%(M)		29	*	28	—	28	Goldman Sachs International
Bear Stearns Asset-Backed Securities Trust	11/27/19	1.250%(M)		16	*	16	—	16	Goldman Sachs International
BlueMountain CLO Ltd.	11/26/19	1.000%(M)		3	*	2	—	2	Goldman Sachs International
Cairn CLO B.V.	11/26/19	1.000%(M)	EUR	8	*	7	—	7	Goldman Sachs International
Canyon CLO	11/26/19	0.500%(M)		2	*	—	—	—	Goldman Sachs International
CIFC CLO	11/26/19	1.000%(M)		2	*	2	—	2	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/26/19	1.250%(M)		13	*	13	—	13	Goldman Sachs International

See Notes to Financial Statements.

42

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Citigroup Commercial Mortgage Trust	11/26/19	1.250%(M)		8	6.940%	$8	$—	$8	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/26/19	1.250%(M)		8	*	8	—	8	Goldman Sachs International
Citigroup Commercial Mortgage Trust	11/26/19	1.250%(M)		4	4.670%	4	—	4	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)		15	*	15	—	15	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)		12	19.740%	12	—	12	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)		11	*	11	—	11	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)		9	*	9	—	9	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)		8	6.940%	8	—	8	Goldman Sachs International
COMM Mortgage Trust	11/26/19	1.250%(M)		5	7.460%	5	—	5	Goldman Sachs International
Commerzebank CLO	11/26/19	1.000%(M)	EUR	7	*	7	—	7	Goldman Sachs International
Credit Suisse Asset Management CLO	11/26/19	1.000%(M)		2	*	2	—	2	Goldman Sachs International
DFG CLO	11/26/19	1.000%(M)		2	*	—	—	—	Goldman Sachs International
Ellington CLO	11/26/19	1.000%(M)		37	*	28	—	28	Goldman Sachs International

See Notes to Financial Statements.

PGIM International Bond Fund	43

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Equity One Home Equity	11/27/19	1.250%(M)	11	*	$10	$—	$10	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)	62	*	60	—	60	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)	41	*	40	—	40	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)	38	*	37	—	37	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)	22	*	21	—	21	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)	15	*	15	—	15	Goldman Sachs International
Fannie Mae Connecticut Avenue Securities	11/27/19	1.250%(M)	9	*	9	—	9	Goldman Sachs International
GMAC Home Equity	11/27/19	1.250%(M)	7	*	6	—	6	Goldman Sachs International
GMAC Home Equity	11/27/19	1.250%(M)	7	*	7	—	7	Goldman Sachs International
GS Mortgage Securities Trust	11/26/19	1.250%(M)	7	7.460%	7	—	7	Goldman Sachs International
GS Mortgage Securities Trust	11/26/19	1.250%(M)	7	*	7	—	7	Goldman Sachs International
GSO CLO	11/26/19	1.000%(M)	3	*	2	—	2	Goldman Sachs International
GSR Mortgage Loan Trust	11/27/19	1.250%(M)	12	*	12	—	12	Goldman Sachs International

See Notes to Financial Statements.

44

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
ICG CLO	11/26/19	0.500%(M)		5	*	$—	$—	$—	Goldman Sachs International
Invesco CLO	11/26/19	0.500%(M)		2	*	—	—	—	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/26/19	1.250%(M)		19	8.827%	20	—	20	Goldman Sachs International
JPMBB Commercial Mortgage Securities Trust	11/26/19	1.250%(M)		12	*	12	—	12	Goldman Sachs International
JPMorgan Chase Commercial Mortgage Securities	11/26/19	1.250%(M)		7	*	7	—	7	Goldman Sachs International
JPMorgan Chase Commercial Mortgage Securities	11/26/19	1.250%(M)		3	*	3	—	3	Goldman Sachs International
LCM CLO	11/26/19	1.000%(M)		2	*	2	—	2	Goldman Sachs International
Lehman Home Equity	11/27/19	1.250%(M)		6	*	6	—	6	Goldman Sachs International
MJX CLO	11/26/19	0.500%(M)		3	*	—	—	—	Goldman Sachs International
Morgan Stanley Home Equity	11/27/19	1.250%(M)		7	*	6	—	6	Goldman Sachs International
Oak Hill CLO	11/26/19	1.000%(M)	EUR	9	*	8	—	8	Goldman Sachs International
OCH-ZIFF CLO	11/26/19	0.500%(M)		7	*	3	—	3	Goldman Sachs International
Octagon CLO	11/26/19	1.000%(M)		1	*	—	—	—	Goldman Sachs International

See Notes to Financial Statements.

PGIM International Bond Fund	45

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
Octagon Investment Partners XV Ltd.	11/26/19	1.000%(M)	4	*	$3	$—	$3	Goldman Sachs International
Palmer Square CLO	11/26/19	0.500%(M)	3	*	—	—	—	Goldman Sachs International
Pinebridge CLO	11/26/19	0.500%(M)	2	*	—	—	—	Goldman Sachs International
Shenkman Capital	11/26/19	1.000%(M)	1	*	—	—	—	Goldman Sachs International
Sound Point CLO Ltd.	11/26/19	0.500%(M)	15	*	6	—	6	Goldman Sachs International
Sound Point CLO Ltd.	11/26/19	1.000%(M)	7	*	5	—	5	Goldman Sachs International
Sound Point CLO Ltd.	11/26/19	0.500%(M)	7	*	3	—	3	Goldman Sachs International
Sound Point CLO Ltd.	11/26/19	1.000%(M)	1	*	—	—	—	Goldman Sachs International
Steele Creek	11/26/19	1.000%(M)	6	*	4	—	4	Goldman Sachs International
Structured Agency Credit Risk	11/27/19	1.250%(M)	40	*	39	—	39	Goldman Sachs International
Structured Agency Credit Risk	11/27/19	1.250%(M)	20	*	20	—	20	Goldman Sachs International
Structured Agency Credit Risk	11/27/19	1.250%(M)	19	*	18	—	18	Goldman Sachs International
Structured Agency Credit Risk	11/27/19	1.250%(M)	17	*	16	—	16	Goldman Sachs International

See Notes to Financial Statements.

46

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on asset-backed securities—Sell Protection(2)^ (cont’d.):
THL CLO	11/26/19	0.500%(M)	3	*	$—	$—	$—	Goldman Sachs International
Voya CLO	11/26/19	1.000%(M)	5	*	4	—	4	Goldman Sachs International
Wellfleet CLO	11/26/19	0.500%(M)	5	*	2	—	2	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/26/19	1.250%(M)	24	*	24	—	24	Goldman Sachs International
Wells Fargo Commercial Mortgage Trust	11/26/19	1.250%(M)	4	*	4	—	4	Goldman Sachs International

					$671	$—	$671

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)		Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Buy Protection(1):
Assicurazioni Generali SpA	06/20/23	1.000%(Q)	EUR	100	$(777)	$4,853	$(5,630)	Barclays Bank PLC
Kingdom of Spain	06/20/23	1.000%(Q)		100	(3,080)	(1,850)	(1,230)	Bank of America, N.A.
Petroleos Mexicanos	06/20/20	1.000%(Q)		80	(420)	252	(672)	Citibank, N.A.
Petroleos Mexicanos	06/20/20	1.000%(Q)		75	(394)	240	(634)	Citibank, N.A.
Republic of Argentina	06/20/24	5.000%(Q)		160	97,259	96,688	571	Citibank, N.A.
Republic of Italy	06/20/23	1.000%(Q)		230	(3,558)	2,414	(5,972)	Citibank, N.A.
Republic of Italy	06/20/23	1.000%(Q)	EUR	210	(3,035)	2,198	(5,233)	Barclays Bank PLC
Republic of Italy	06/20/28	1.000%(Q)	EUR	105	1,503	5,627	(4,124)	Barclays Bank PLC

					$87,498	$110,422	$(22,924)

See Notes to Financial Statements.

PGIM International Bond Fund	47

Schedule of Investments (continued)

as of October 31, 2019

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2):
Generalitat de Cataluna	12/20/22	1.000%(Q)	110	2.782%	$(5,523)	$(9,913)	$4,390	Citibank, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	830	0.256%	22,947	6,299	16,648	Bank of America, N.A.
Kingdom of Spain	06/20/23	1.000%(Q)	100	0.256%	2,765	1,133	1,632	Bank of America, N.A.
Republic of Argentina	06/20/29	5.000%(Q)	160	80.552%	(98,084)	(98,772)	688	Citibank, N.A.
Republic of France	12/20/23	0.250%(Q)	100	0.143%	461	(225)	686	Barclays Bank PLC
Republic of Hungary	06/20/22	1.000%(Q)	450	0.361%	8,002	(1,471)	9,473	Citibank, N.A.
Republic of Indonesia	06/20/23	1.000%(Q)	220	0.509%	4,085	(1,029)	5,114	Citibank, N.A.
Republic of Ireland	06/20/27	1.000%(Q)	100	0.369%	4,653	1,921	2,732	Morgan Stanley & Co. International PLC
Republic of Italy	06/20/23	1.000%(Q)	375	0.888%	1,914	(11,077)	12,991	Morgan Stanley & Co. International PLC
Republic of Italy	06/20/23	1.000%(Q)	350	0.888%	1,786	(14,286)	16,072	Bank of America, N.A.
Republic of Italy	06/20/23	1.000%(Q)	230	0.888%	1,174	(8,760)	9,934	Citibank, N.A.
Republic of Kazakhstan	06/20/23	1.000%(Q)	115	0.411%	2,541	—	2,541	Citibank, N.A.
Republic of Korea	12/20/19	1.000%(Q)	40	0.118%	95	48	47	Citibank, N.A.
Republic of Panama	06/20/22	1.000%(Q)	100	0.210%	2,174	469	1,705	Citibank, N.A.
Republic of Portugal	12/20/23	1.000%(Q)	100	0.287%	2,991	(46)	3,037	Morgan Stanley & Co. International PLC
Republic of South Africa	12/20/23	1.000%(Q)	400	1.611%	(9,114)	(17,820)	8,706	Bank of America, N.A.
Republic of Turkey	12/20/19	1.000%(Q)	50	0.576%	88	(14)	102	Credit Suisse International
Republic of Turkey	06/20/23	1.000%(Q)	80	2.961%	(5,199)	(8,395)	3,196	BNP Paribas S.A.
Republic of Turkey	06/20/23	1.000%(Q)	40	2.961%	(2,600)	(4,005)	1,405	BNP Paribas S.A.
Russian Federation	12/20/22	1.000%(Q)	50	0.434%	929	(83)	1,012	Citibank, N.A.

See Notes to Financial Statements.

48

Credit default swap agreements outstanding at October 31, 2019 (continued):

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on corporate and/or sovereign issues—Sell Protection(2) (cont’d.):
Russian Federation	06/20/23	1.000%(Q)	200	0.518%	$3,656	$(2,798)	$6,454	Morgan Stanley & Co. International PLC
Russian Federation	06/20/23	1.000%(Q)	150	0.518%	2,742	(1,759)	4,501	Morgan Stanley & Co. International PLC
Russian Federation	06/20/23	1.000%(Q)	60	0.518%	1,097	(826)	1,923	BNP Paribas S.A.
Russian Federation	12/20/26	1.000%(Q)	100	1.084%	(442)	(8,006)	7,564	Barclays Bank PLC
State of Illinois	12/20/22	1.000%(Q)	100	1.122%	(250)	(2,493)	2,243	Citibank, N.A.
State of Illinois	12/20/24	1.000%(Q)	100	1.582%	(2,594)	(5,103)	2,509	Goldman Sachs International
T-Mobile USA Inc.	12/20/19	5.000%(Q)	70	0.144%	878	461	417	Credit Suisse International

					$(58,828)	$(186,550)	$127,722

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciation (Depreciation)
Centrally Cleared Credit Default Swap Agreement on credit indices—Sell Protection(2):
CDX.NA.HY.33.V1	12/20/24	5.000%(Q)	1,400	3.391%	$94,111	$107,981	$13,870

Reference Entity/ Obligation	Termination Date	Fixed Rate	Notional Amount (000)#(3)	Implied Credit Spread at October 31, 2019(4)	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)	Counterparty
OTC Credit Default Swap Agreements on credit indices—Sell Protection(2):
CDX.EM.27.V2	06/20/22	1.000%(Q)	485	1.535%	$(6,026)	$(10,993)	$4,967	Citibank, N.A.
CMBX.NA.6.AA	05/11/63	1.500%(M)	200	*	4,147	(1,093)	5,240	JPMorgan Securities LLC

					$(1,879)	$(12,086)	$10,207

The Fund entered into credit default swaps (“CDS”) to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value

See Notes to Financial Statements.

PGIM International Bond Fund	49

Schedule of Investments (continued)

as of October 31, 2019

of the CDS contract increases for the protection buyer if the spread increases.

(1)

If the Fund is a buyer of protection, it pays the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) receive from the seller of protection an amount equal to the notional amount of the swap and make delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(2)

If the Fund is a seller of protection, it receives the fixed rate. When a credit event occurs, as defined under the terms of that particular swap agreement, the Fund will either (i) pay to the buyer of protection an amount equal to the notional amount of the swap and take delivery of the referenced obligation or underlying securities comprising the referenced index or (ii) pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap less the recovery value of the referenced obligation or underlying securities comprising the referenced index.

(3)

Notional amount represents the maximum potential amount the Fund could be required to pay as a seller of credit protection or receive as a buyer of credit protection if a credit event occurs as defined under the terms of that particular swap agreement.

(4)

Implied credit spreads, represented in absolute terms, utilized in determining the fair value of credit default swap agreements where the Fund is the seller of protection as of the reporting date serve as an indicator of the current status of the payment/ performance risk and represent the likelihood of risk of default for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include up-front payments required to be made to enter into the agreement. Wider credit spreads represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

*

When an implied credit spread is not available, reference the fair value of credit default swap agreements on credit indices and asset-backed securities. Where the Fund is the seller of protection, it serves as an indicator of the current status of the payment/performance risk and represents the likelihood of an expected liability (or profit) for the credit derivative should the notional amount of the swap agreement be closed/sold as of the reporting date. Increasing fair value in absolute terms, when compared to the notional amount of the swap, represents a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency swap agreement outstanding at October 31, 2019:

Notional Amount (000)#	Fund Receives	Notional Amount (000)#	Fund Pays	Counterparty	Termination Date	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
OTC Currency Swap Agreement:
IDR 2,000,000	8.22%(S)	138	6 Month LIBOR(S)	Citibank, N.A.	11/29/23	$21,529	$—	$21,529

See Notes to Financial Statements.

50

Inflation swap agreements outstanding at October 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Inflation Swap Agreements:
EUR	200	05/15/23	1.485%(T)	France CPI ex Tobacco Household(1)(T)	$—	$(5,781)	$(5,781)
EUR	200	05/15/23	1.510%(T)	Eurostat Eurozone HICP ex Tobacco(2)(T)	—	5,523	5,523

					$—	$(258)	$(258)

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Interest rate swap agreements outstanding at October 31, 2019:

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements:
AUD	560	09/25/22	2.958%(S)	6 Month BBSW(2)(S)	$—	$15,546	$15,546
AUD	380	11/27/28	2.847%(S)	6 Month BBSW(2)(S)	(6)	38,021	38,027
AUD	350	12/03/29	2.700%(S)	6 Month BBSW(2)(S)	35,519	33,731	(1,788)
AUD	150	05/09/32	3.140%(S)	6 Month BBSW(2)(S)	(4)	21,534	21,538
AUD	165	07/19/32	3.130%(S)	6 Month BBSW(2)(S)	(5)	23,575	23,580
BRL	287	01/02/25	6.540%(T)	1 Day BROIS(2)(T)	—	2,570	2,570
BRL	1,710	01/02/25	6.670%(T)	1 Day BROIS(2)(T)	—	18,465	18,465
BRL	657	01/02/25	9.475%(T)	1 Day BROIS(2)(T)	—	46,218	46,218
BRL	724	01/02/25	9.943%(T)	1 Day BROIS(2)(T)	—	62,110	62,110
BRL	305	01/02/25	11.080%(T)	1 Day BROIS(2)(T)	—	31,128	31,128
BRL	98	01/02/25	12.090%(T)	1 Day BROIS(2)(T)	—	11,793	11,793
CAD	615	01/09/20	1.716%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(667)	(614)	53
CAD	620	04/05/22	1.445%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(18,076)	(4,098)	13,978
CAD	200	12/03/28	2.600%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	1,894	10,497	8,603
CAD	320	05/30/37	2.240%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(16,025)	8,836	24,861
CAD	50	01/09/38	2.720%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	—	4,280	4,280
CAD	150	05/30/47	2.240%(S)	3 Month Canadian Banker’s Acceptance(2)(S)	(8,007)	5,967	13,974

See Notes to Financial Statements.

PGIM International Bond Fund	51

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
CHF	210	04/03/28	0.410%(A)	6 Month CHF LIBOR(2)(S)	$1,810	$14,477	$12,667
CHF	140	01/31/29	0.260%(A)	6 Month CHF LIBOR(2)(S)	—	7,942	7,942
CHF	80	04/03/33	0.687%(A)	6 Month CHF LIBOR(2)(S)	3,339	8,895	5,556
CLP	47,300	07/12/29	3.135%(S)	1 Day CLOIS(2)(S)	—	1,713	1,713
CNH	800	03/13/24	2.945%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(630)	(630)
CNH	1,400	04/01/24	2.923%(Q)	7 Day China Fixing Repo Rates(2)(Q)	—	(1,319)	(1,319)
CNH	2,440	06/20/24	2.900%(Q)	7 Day China Fixing Repo Rates(2)(Q)	3	(2,951)	(2,954)
CNH	2,300	09/03/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(4)	(3,628)	(3,624)
CNH	2,600	10/10/24	2.860%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(3)	(4,321)	(4,318)
CNH	1,780	11/01/24	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(7)	6	13
COP	559,000	07/27/28	6.200%(Q)	1 Day COOIS(2)(Q)	330	11,116	10,786
CZK	22,450	05/31/20	2.138%(A)	3 Month PRIBOR(1)(Q)	—	(4,944)	(4,944)
CZK	6,000	11/17/22	1.505%(A)	6 Month PRIBOR(2)(S)	(16)	(2,331)	(2,315)
CZK	6,700	01/31/24	1.930%(A)	6 Month PRIBOR(1)(S)	—	(4,150)	(4,150)
CZK	7,890	06/20/24	1.623%(A)	6 Month PRIBOR(1)(S)	—	3,103	3,103
CZK	2,200	06/29/27	1.175%(A)	6 Month PRIBOR(1)(S)	5,359	2,663	(2,696)
EUR	620	05/11/22	(0.250)%(A)	1 Day EONIA(2)(A)	6,255	4,926	(1,329)
EUR	127	09/08/27	0.770%(A)	6 Month EURIBOR(2)(S)	—	10,275	10,275
EUR	1,335	06/28/32	0.785%(A)	6 Month EURIBOR(2)(S)	(89,832)	124,094	213,926
EUR	305	10/30/32	1.302%(A)	6 Month EURIBOR(2)(S)	—	50,267	50,267
EUR	50	05/11/33	1.000%(A)	6 Month EURIBOR(2)(S)	(2,308)	6,385	8,693
EUR	100	03/30/46	1.058%(A)	6 Month EURIBOR(2)(S)	(552)	18,854	19,406
EUR	60	05/11/49	1.450%(A)	6 Month EURIBOR(2)(S)	1,732	20,199	18,467

See Notes to Financial Statements.

52

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
GBP	125	05/08/24	0.950%(A)	1 Day SONIA(1)(A)	$(1,930)	$(3,334)	$(1,404)
GBP	50	05/08/29	1.100%(A)	1 Day SONIA(2)(A)	2,925	3,403	478
GBP	125	03/09/46	1.648%(S)	6 Month GBP LIBOR(2)(S)	(101)	28,938	29,039
HKD	2,390	03/13/21	2.138%(Q)	3 Month HIBOR(2)(Q)	(4)	728	732
HKD	2,700	03/13/21	2.145%(Q)	3 Month HIBOR(2)(Q)	(4)	860	864
HKD	1,405	09/03/26	1.538%(Q)	3 Month HIBOR(1)(Q)	(8)	3,132	3,140
HUF	177,300	07/02/20	1.065%(A)	6 Month BUBOR(2)(S)	(301)	4,682	4,983
HUF	95,000	01/12/27	4.150%(A)	6 Month BUBOR(2)(S)	—	46,596	46,596
HUF	99,345	06/12/28	3.750%(A)	6 Month BUBOR(2)(S)	—	36,046	36,046
HUF	26,000	07/15/29	1.650%(A)	6 Month BUBOR(2)(S)	—	3,800	3,800
JPY	309,920	12/17/20	0.015%(S)	6 Month JPY LIBOR(1)(S)	—	(3,097)	(3,097)
JPY	76,810	01/29/21	(0.014)%(S)	6 Month JPY LIBOR(1)(S)	—	(701)	(701)
JPY	301,250	12/20/24	0.126%(S)	6 Month JPY LIBOR(2)(S)	(6,292)	35,038	41,330
JPY	46,500	07/04/28	0.282%(S)	6 Month JPY LIBOR(2)(S)	4,000	12,235	8,235
JPY	57,765	12/03/28	0.200%(S)	6 Month JPY LIBOR(2)(S)	5,197	11,198	6,001
JPY	180,000	12/22/36	0.641%(S)	6 Month JPY LIBOR(2)(S)	—	139,199	139,199
JPY	18,500	02/28/37	0.681%(S)	6 Month JPY LIBOR(2)(S)	—	15,364	15,364
JPY	95,000	07/26/37	0.676%(S)	6 Month JPY LIBOR(2)(S)	—	79,765	79,765
JPY	9,150	01/04/38	0.757%(S)	6 Month JPY LIBOR(2)(S)	—	9,051	9,051
JPY	8,000	12/03/38	0.600%(S)	6 Month JPY LIBOR(2)(S)	2,617	5,834	3,217
JPY	20,000	10/04/39	0.203%(S)	6 Month JPY LIBOR(2)(S)	—	(296)	(296)
JPY	30,000	12/03/39	0.650%(S)	6 Month JPY LIBOR(2)(S)	20,402	25,006	4,604

See Notes to Financial Statements.

PGIM International Bond Fund	53

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
JPY	45,000	12/22/41	0.731%(S)	6 Month JPY LIBOR(2)(S)	$—	$46,150	$46,150
JPY	6,200	04/07/42	0.803%(S)	6 Month JPY LIBOR(2)(S)	—	7,183	7,183
JPY	7,400	07/04/43	0.763%(S)	6 Month JPY LIBOR(2)(S)	—	8,287	8,287
JPY	25,000	11/24/47	0.888%(S)	6 Month JPY LIBOR(2)(S)	—	38,750	38,750
KRW	700,000	01/07/21	1.733%(Q)	3 Month KWCDC(2)(Q)	—	2,477	2,477
KRW	60,000	09/10/28	2.043%(Q)	3 Month KWCDC(1)(Q)	(80)	(2,953)	(2,873)
KRW	75,700	04/17/29	1.740%(Q)	3 Month KWCDC(2)(Q)	—	2,150	2,150
MXN	2,080	06/11/27	7.210%(M)	28 Day Mexican Interbank Rate(2)(M)	506	4,749	4,243
MXN	4,020	02/27/29	8.260%(M)	28 Day Mexican Interbank Rate(2)(M)	945	25,129	24,184
NOK	1,500	12/11/28	2.177%(A)	6 Month NIBOR(2)(S)	—	6,844	6,844
NOK	500	02/07/29	2.083%(A)	6 Month NIBOR(2)(S)	869	1,750	881
NZD	300	05/01/20	3.628%(S)	3 Month BBR(2)(Q)	8,462	5,242	(3,220)
NZD	470	01/10/27	3.420%(S)	3 Month BBR(2)(Q)	—	48,717	48,717
NZD	70	11/28/28	2.950%(S)	3 Month BBR(2)(Q)	1,860	6,651	4,791
NZD	90	07/22/29	1.768%(S)	3 Month BBR(2)(Q)	—	2,213	2,213
PLN	1,120	08/24/23	2.390%(A)	6 Month WIBOR(2)(S)	—	7,430	7,430
PLN	935	11/13/23	2.570%(A)	6 Month WIBOR(2)(S)	—	12,017	12,017
PLN	500	04/11/24	2.020%(A)	6 Month WIBOR(2)(S)	—	2,920	2,920
PLN	1,300	06/21/24	1.750%(A)	6 Month WIBOR(2)(S)	—	177	177
PLN	1,000	01/10/27	3.030%(A)	6 Month WIBOR(2)(S)	—	27,493	27,493
PLN	620	06/12/28	3.070%(A)	6 Month WIBOR(1)(S)	—	(17,690)	(17,690)
PLN	508	11/13/28	2.998%(A)	6 Month WIBOR(1)(S)	—	(16,350)	(16,350)

See Notes to Financial Statements.

54

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
SEK	2,500	12/30/26	1.106%(A)	3 Month STIBOR(2)(Q)	$—	$17,469	$17,469
SEK	300	07/11/28	1.141%(A)	3 Month STIBOR(2)(Q)	524	2,190	1,666
SEK	990	11/28/28	1.188%(A)	3 Month STIBOR(2)(Q)	—	8,525	8,525
SEK	1,000	06/20/29	0.550%(A)	3 Month STIBOR(2)(Q)	—	1,528	1,528
SGD	380	05/21/23	2.030%(S)	6 Month SIBOR(1)(S)	—	(5,433)	(5,433)
SGD	135	03/19/24	2.025%(S)	6 Month SIBOR(2)(S)	—	2,187	2,187
SGD	200	05/21/28	2.436%(S)	6 Month SIBOR(2)(S)	—	9,703	9,703
SGD	90	02/14/29	2.285%(S)	6 Month SIBOR(2)(S)	—	3,586	3,586
	4,640	03/12/20	2.405%(T)	1 Day USOIS(2)(T)	—	18,729	18,729
	1,740	04/25/20	2.328%(T)	1 Day USOIS(2)(T)	(28)	8,035	8,063
	2,142	06/15/21	1.830%(S)	3 Month LIBOR(2)(Q)	—	7,137	7,137
	1,505	09/15/21	1.381%(S)	3 Month LIBOR(2)(Q)	(278)	(3,319)	(3,041)
	3,005	09/15/21	1.480%(S)	3 Month LIBOR(2)(Q)	2,067	(1,714)	(3,781)
	1,505	09/15/21	1.604%(S)	3 Month LIBOR(2)(Q)	7,043	2,263	(4,780)
	230	05/31/22	2.353%(A)	1 Day USOIS(1)(A)	—	(6,457)	(6,457)
	185	09/27/22	2.360%(A)	1 Day USOIS(1)(A)	2	(6,034)	(6,036)
	280	05/21/23	2.215%(S)	3 Month LIBOR(2)(Q)	—	8,580	8,580
	350	02/29/24	1.520%(S)	3 Month LIBOR(2)(Q)	—	951	951
	500	08/15/24	2.168%(S)	3 Month LIBOR(1)(Q)	—	(15,854)	(15,854)
	4,435	08/15/24	2.170%(S)	3 Month LIBOR(1)(Q)	16,556	(140,983)	(157,539)
	490	08/15/24	2.176%(S)	3 Month LIBOR(1)(Q)	895	(15,709)	(16,604)
	1,230	11/15/24	2.334%(S)	3 Month LIBOR(1)(Q)	4,442	(58,371)	(62,813)
	1,185	02/28/25	2.454%(A)	1 Day USOIS(1)(A)	1,354	(76,707)	(78,061)
	480	05/31/25	2.998%(S)	3 Month LIBOR(1)(Q)	(319)	(43,212)	(42,893)

See Notes to Financial Statements.

PGIM International Bond Fund	55

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Value at Trade Date	Value at October 31, 2019	Unrealized Appreciaton (Depreciation)
Centrally Cleared Interest Rate Swap Agreements (cont’d.):
	830	07/31/25	2.802%(A)	1 Day USOIS(1)(A)	$—	$(74,287)	$(74,287)
	1,190	07/31/25	3.105%(S)	3 Month LIBOR(1)(Q)	939	(115,523)	(116,462)
	589	07/31/25	3.109%(S)	3 Month LIBOR(1)(Q)	31	(57,330)	(57,361)
	125	01/31/26	2.236%(S)	3 Month LIBOR(1)(Q)	—	(6,221)	(6,221)
	605	01/31/26	2.269%(A)	1 Day USOIS(1)(A)	(7,082)	(37,903)	(30,821)
	1,110	01/31/26	2.406%(S)	3 Month LIBOR(1)(Q)	(1,980)	(67,023)	(65,043)
	725	03/12/26	2.290%(A)	1 Day USOIS(1)(A)	33	(46,769)	(46,802)
	1,002	04/30/26	1.876%(S)	3 Month LIBOR(1)(Q)	(3,555)	(23,270)	(19,715)
	130	05/15/27	2.295%(S)	3 Month LIBOR(1)(Q)	—	(7,925)	(7,925)
	150	05/21/28	2.421%(S)	3 Month LIBOR(1)(Q)	—	(11,450)	(11,450)
	150	08/15/44	2.392%(A)	1 Day USOIS(1)(A)	—	(27,288)	(27,288)
ZAR	10,560	03/13/21	7.180%(Q)	3 Month JIBAR(2)(Q)	—	4,736	4,736
ZAR	9,480	03/13/24	7.500%(Q)	3 Month JIBAR(1)(Q)	10	(11,905)	(11,915)
ZAR	2,035	06/30/27	8.015%(Q)	3 Month JIBAR(2)(Q)	(13)	4,195	4,208
ZAR	1,700	11/07/27	8.360%(Q)	3 Month JIBAR(2)(Q)	(34)	5,942	5,976
ZAR	3,500	07/16/28	8.170%(Q)	3 Month JIBAR(2)(Q)	6	8,050	8,044
ZAR	2,820	03/13/29	8.055%(Q)	3 Month JIBAR(2)(Q)	(9)	4,492	4,501
ZAR	2,000	10/03/29	7.580%(Q)	3 Month JIBAR(2)(Q)	—	(1,886)	(1,886)

					$(19,604)	$518,708	$538,312

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid(Received)	Unrealized Appreciaton (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements:
AED	570	02/25/29	3.750%(A)	3 Month EIBOR(2)(Q)	$17,778	$—	$17,778	HSBC Bank USA, N.A.
CLP	85,000	11/15/27	4.130%(S)	1 Day CLOIS(2)(S)	13,355	—	13,355	Morgan Stanley & Co. International PLC
CLP	55,000	12/20/27	4.260%(S)	1 Day CLOIS(2)(S)	8,952	—	8,952	Morgan Stanley & Co. International PLC
CLP	19,100	01/23/28	4.245%(S)	1 Day CLOIS(2)(S)	3,122	—	3,122	Morgan Stanley & Co. International PLC

See Notes to Financial Statements.

56

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciaton (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements (cont’d.):
CLP	33,000	01/26/28	4.210%(S)	1 Day CLOIS(2)(S)	$5,344	$—	$5,344	Morgan Stanley & Co. International PLC
CLP	23,000	05/17/28	4.270%(S)	1 Day CLOIS(2)(S)	3,986	—	3,986	Citibank, N.A.
CNH	800	08/15/23	3.115%(Q)	7 Day China Fixing Repo Rates(2)(Q)	342	(3)	345	UBS AG
CNH	500	04/02/26	3.120%(Q)	7 Day China Fixing Repo Rates(2)(Q)	(366)	—	(366)	Citibank, N.A.
COP	123,000	01/23/28	6.035%(Q)	1 Day COOIS(2)(Q)	2,116	—	2,116	Morgan Stanley & Co. International PLC
COP	336,000	01/26/28	6.000%(Q)	1 Day COOIS(2)(Q)	5,435	—	5,435	Morgan Stanley & Co. International PLC
COP	263,000	02/01/28	6.020%(Q)	1 Day COOIS(2)(Q)	4,774	—	4,774	Morgan Stanley & Co. International PLC
COP	350,000	05/17/28	5.990%(Q)	1 Day COOIS(2)(Q)	5,877	—	5,877	Citibank, N.A.
COP	118,000	07/12/29	5.165%(Q)	1 Day COOIS(2)(Q)	(525)	—	(525)	Morgan Stanley & Co. International PLC
ILS	1,150	01/12/27	1.975%(A)	3 Month TELBOR(2)(Q)	36,427	—	36,427	Citibank, N.A.
ILS	390	07/16/28	2.045%(A)	3 Month TELBOR(2)(Q)	12,608	—	12,608	JPMorgan Chase Bank, N.A.
ILS	115	02/07/29	1.965%(A)	3 Month TELBOR(2)(Q)	3,785	—	3,785	JPMorgan Chase Bank, N.A.
KRW	850,000	01/06/27	1.800%(Q)	3 Month KWCDC(2)(Q)	22,762	(17)	22,779	Citibank, N.A.
MYR	1,000	11/27/23	3.900%(Q)	3 Month KLIBOR(2)(Q)	5,892	(2)	5,894	Citibank, N.A.
RUB	13,000	05/17/24	8.660%(A)	3 Month MOSPRIME(2)(Q)	9,626	—	9,626	Goldman Sachs International
RUB	13,000	05/20/24	8.700%(A)	3 Month MOSPRIME(2)(Q)	9,815	—	9,815	Goldman Sachs International
RUB	10,000	06/20/29	9.580%(A)	3 Month MOSPRIME(2)(Q)	12,152	—	12,152	Goldman Sachs International
THB	20,000	08/08/20	1.840%(S)	6 Month BIBOR(2)(S)	2,472	—	2,472	Citibank, N.A.
THB	3,500	02/14/29	2.180%(S)	6 Month THBFIX(2)(S)	6,701	—	6,701	Citibank, N.A.

See Notes to Financial Statements.

PGIM International Bond Fund	57

Schedule of Investments (continued)

as of October 31, 2019

Interest rate swap agreements outstanding at October 31, 2019 (continued):

Notional Amount (000)#		Termination Date	Fixed Rate	Floating Rate	Fair Value	Upfront Premiums Paid (Received)	Unrealized Appreciaton (Depreciation)	Counterparty
OTC Interest Rate Swap Agreements (cont’d.):
ZAR	3,300	09/22/42	8.020%(Q)	3 Month JIBAR(2)(Q)	$(3,869)	$(31)	$(3,838)	Deutsche Bank AG
ZAR	3,100	09/22/47	7.890%(Q)	3 Month JIBAR(1)(Q)	4,869	26	4,843	Deutsche Bank AG

					$193,430	$(27)	$193,457

(1)	The Fund pays the fixed rate and receives the floating rate.
(2)	The Fund pays the floating rate and receives the fixed rate.

Balances Reported in the Statement of Assets and Liabilities for OTC Swap Agreements:

	Premiums Paid	Premiums Received	Unrealized Appreciation	Unrealized Depreciation
OTC Swap Agreements	$122,629	$(216,217)	$470,091	$(136,664)

Summary of Collateral for Centrally Cleared/Exchange-traded Derivatives:

Cash and securities segregated as collateral, including pending settlement for closed positions, to cover requirements for centrally cleared/exchange-traded derivatives are listed by broker as follows:

Broker	Cash and/or Foreign Currency	Securities Market Value
Citigroup Global Markets, Inc.	$—	$748,305
J.P. Morgan Securities LLC	340,000	—

Total	$340,000	$748,305

Fair Value Measurements:

Various inputs are used in determining the value of the Fund’s investments. These inputs are summarized in the three broad levels listed below.

Level 1—unadjusted quoted prices generally in active markets for identical securities.

Level 2—quoted prices for similar securities, interest rates and yield curves, prepayment speeds, foreign currency exchange rates and other observable inputs.

Level 3—unobservable inputs for securities valued in accordance with Board approved fair valuation procedures.

The following is a summary of the inputs used as of October 31, 2019 in valuing such portfolio securities:

	Level 1	Level 2	Level 3
Investments in Securities
Assets
Asset-Backed Securities
Cayman Islands	$—	$1,248,345	$—

See Notes to Financial Statements.

58

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Asset-Backed Securities (continued)
Netherlands	$—	$805,695	$—
United States	—	657,812	—
Commercial Mortgage-Backed Securities
United Kingdom	—	259,951	—
United States	—	401,381	—
Corporate Bonds
Australia	—	121,436	—
Brazil	—	142,258	—
China	—	551,456	—
France	—	479,744	—
Germany	—	719,079	—
Indonesia	—	110,747	—
Ireland	—	121,546	—
Italy	—	247,516	—
Kazakhstan	—	109,297	—
Luxembourg	—	387,846	—
Mexico	—	454,227	—
Netherlands	—	686,658	—
Peru	—	190,715	—
Poland	—	310,856	—
Russia	—	238,789	—
Spain	—	213,889	—
Supranational Bank	—	135,378	—
United Arab Emirates	—	144,150	—
United Kingdom	—	1,117,642	—
United States	—	4,292,942	—
Residential Mortgage-Backed Securities
Bermuda	—	148,329	—
United Kingdom	—	118,104	—
United States	—	298,711	—
Sovereign Bonds
Argentina	—	306,678	—
Brazil	—	816,626	—
Bulgaria	—	168,838	—
Canada	—	185,846	—
China	—	518,351	—
Colombia	—	529,768	—
Croatia	—	264,326	—
Cyprus	—	1,034,039	—
Greece	—	1,495,036	—
Hungary	—	28,551	—
Indonesia	—	670,534	—
Ireland	—	208,191	—
Israel	—	121,902	—
Italy	—	2,711,987	—
Japan	—	133,879	—

See Notes to Financial Statements.

PGIM International Bond Fund	59

Schedule of Investments (continued)

as of October 31, 2019

	Level 1	Level 2	Level 3
Investments in Securities (continued)
Assets (continued)
Sovereign Bonds (continued)
Kazakhstan	$—	$144,356	$—
Mexico	—	570,022	—
Peru	—	289,438	—
Philippines	—	114,597	—
Portugal	—	1,264,846	—
Romania	—	301,132	—
Russia	—	300,002	—
Saudi Arabia	—	147,080	—
Senegal	—	115,316	—
Serbia	—	229,484	—
South Korea	—	256,097	—
Spain	—	2,702,117	—
Turkey	—	441,996	—
Ukraine	—	369,548	—
United Kingdom	—	1,555,663	—
U.S. Government Agency Obligation	—	10,949	—
U.S. Treasury Obligation	—	59,946	—
Affiliated Mutual Fund	594,002	—	—
Options Purchased	—	10,940	—

Total	$594,002	$32,792,580	$—

Other Financial Instruments*
Assets
Futures Contracts	$242,915	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	265,073	—
OTC Packaged Credit Default Swap Agreements	—	107,025	—
Centrally Cleared Credit Default Swap Agreement	—	13,870	—
OTC Credit Default Swap Agreements	—	167,887	671
OTC Currency Swap Agreement	—	21,529	—
Centrally Cleared Inflation Swap Agreement	—	5,523	—
Centrally Cleared Interest Rate Swap Agreements	—	1,494,478	—
OTC Interest Rate Swap Agreements	—	198,190	—

Total	$242,915	$2,273,575	$671

Liabilities
Futures Contracts	$(175,221)	$—	$—
OTC Forward Foreign Currency Exchange Contracts	—	(709,970)	—
OTC Packaged Credit Default Swap Agreements	—	(109,607)	—
OTC Credit Default Swap Agreements	—	(141,096)	—
Centrally Cleared Inflation Swap Agreement	—	(5,781)	—

See Notes to Financial Statements.

60

	Level 1	Level 2	Level 3
Other Financial Instruments* (continued)
Liabilities (continued)
Centrally Cleared Interest Rate Swap Agreements	$—	$(956,166)	$—
OTC Interest Rate Swap Agreements	—	(4,760)	—

Total	$(175,221)	$(1,927,380)	$—

*

Other financial instruments are derivative instruments not reflected in the Schedule of Investments, such as futures, forwards and centrally cleared swap contracts, which are recorded at the unrealized appreciation (depreciation) on the instrument, and OTC swap contracts which are recorded at fair value.

Industry Classification:

The industry classification of investments and other assets in excess of liabilities shown as a percentage of net assets as of October 31, 2019 were as follows (unaudited):

Sovereign Bonds	51.1%
Collateralized Loan Obligations	5.8
Banks	4.7
Healthcare-Products	3.6
Oil & Gas	2.4
Commercial Mortgage-Backed Securities	1.9
Insurance	1.8
Software	1.7
Affiliated Mutual Fund	1.7
Residential Mortgage-Backed Securities	1.6
Commercial Services	1.5
Diversified Financial Services	1.4
Electrical Components & Equipment	1.3
Telecommunications	1.2
Foods	1.2
Retail	1.1
Entertainment	1.1
Media	1.0
Electric	1.0
Pharmaceuticals	0.9
Chemicals	0.8
Household Products/Wares	0.7
Packaging & Containers	0.7
Student Loan	0.6%
Transportation	0.6
Consumer Loans	0.6
Other	0.4
Multi-National	0.4
Forest Products & Paper	0.3
Real Estate Investment Trusts (REITs)	0.3
Auto Manufacturers	0.3
Electronics	0.3
Automobiles	0.3
Auto Parts & Equipment	0.3
U.S. Treasury Obligation	0.2
U.S. Government Agency Obligation	0.1
Options Purchased	0.0 *

94.9
Other assets in excess of liabilities	5.1

100.0%

*	Less than +/- 0.05%

Effects of Derivative Instruments on the Financial Statements and Primary Underlying Risk Exposure:

The Fund invested in derivative instruments during the reporting period. The primary types of risk associated with these derivative instruments are credit contracts risk, foreign exchange contracts risk and interest rate contracts risk. See the Notes to Financial Statements for additional detail regarding these derivative instruments and their risks. The effect of such derivative instruments on the Fund’s financial position and financial performance as reflected in the Statement of Assets

See Notes to Financial Statements.

PGIM International Bond Fund	61

Schedule of Investments (continued)

as of October 31, 2019

and Liabilities and Statement of Operations is presented in the summary below.

Fair values of derivative instruments as of October 31, 2019 as presented in the Statement of Assets and Liabilities:

	Asset Derivatives			Liability Derivatives
Derivatives not accounted for as hedging instruments, carried at fair value	Statement of Assets and Liabilities Location	Fair Value		Statement of Assets and Liabilities Location	Fair Value
Credit contracts	Due from/to broker-variation margin swaps	$13,870	*	—	$—
Credit contracts	Premiums paid for OTC swap agreements	122,603		Premiums received for OTC swap agreements	216,164
Credit contracts	Unrealized appreciation on OTC swap agreements	250,376		Unrealized depreciation on OTC swap agreements	131,935
Foreign exchange contracts	Unrealized appreciation on OTC forward foreign currency exchange contracts	265,073		Unrealized depreciation on OTC forward foreign currency exchange contracts	709,970
Interest rate contracts	Due from/to broker-variation margin futures	242,915	*	Due from/to broker-variation margin futures	175,221	*
Interest rate contracts	Due from/to broker-variation margin swaps	1,500,001	*	Due from/to broker-variation margin swaps	961,947	*
Interest rate contracts	Premiums paid for OTC swap agreements	26		Premiums received for OTC swap agreements	53
Interest rate contracts	Unaffiliated investments	10,940		—	—
Interest rate contracts	Unrealized appreciation on OTC swap agreements	219,715		Unrealized depreciation on OTC swap agreements	4,729

		$2,625,519			$2,200,019

*

Includes cumulative appreciation (depreciation) as reported in the schedule of open futures and centrally cleared swap contracts. Only unsettled variation margin receivable (payable) is reported within the Statement of Assets and Liabilities.

See Notes to Financial Statements.

62

The effects of derivative instruments on the Statement of Operations for the year ended October 31, 2019 are as follows:

Amount of Realized Gain (Loss) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(1)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Swaps
Credit contracts	$(21,687)	$28,995	$—	$—	$284,285
Foreign exchange contracts	(33,145)	27,723	—	1,630,740	—
Interest rate contracts	(15,980)	7,707	777,736	—	195,618

Total	$(70,812)	$64,425	$777,736	$1,630,740	$479,903

(1)	Included in net realized gain (loss) on investment transactions in the Statement of Operations.

Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in Income
Derivatives not accounted for as hedging instruments, carried at fair value	Options Purchased(2)	Options Written	Futures	Forward & Cross Currency Exchange Contracts	Forward Rate Agreements	Swaps
Credit contracts	$687	$(3,366)	$—	$—	$—	$68,117
Foreign exchange contracts	(62,874)	68,437	—	(675,295)	—	—
Interest rate contracts	3,018	3,148	229,851	—	1,329	267,255

Total	$(59,169)	$68,219	$229,851	$(675,295)	$1,329	$335,372

(2)	Included in net change in unrealized appreciation (depreciation) on investments in the Statement of Operations.

For the year ended October 31, 2019, the Fund’s average volume of derivative activities is as follows:

Options Purchased(1)	Options Written(2)	Futures Contracts— Long Positions(2)	Futures Contracts— Short Positions(2)	Forward Foreign Currency Exchange Contracts— Purchased(3)
$23,492	$2,860,003	$22,865,724	$28,599,333	$25,273,641

Forward Foreign Currency Exchange Contracts— Sold(3)	Cross Currency Exchange Contracts(4)	Forward Rate Agreements(2)	Interest Rate Swap Agreements(2)	Credit Default Swap Agreements— Buy Protection(2)
$52,589,953	$281,188	$220,000	$72,826,075	$4,225,377

Credit Default Swap Agreements— Sell Protection(2)		Currency Swap Agreements(2)		Inflation Swap Agreements(2)
$10,100,323		$110,400		$800,669

See Notes to Financial Statements.

PGIM International Bond Fund	63

Schedule of Investments (continued)

as of October 31, 2019

(1)	Cost.
(2)	Notional Amount in USD.
(3)	Value at Settlement Date.
(4)	Value at Trade Date.

Financial Instruments/Transactions—Summary of Offsetting and Netting Arrangements:

The Fund invested in OTC derivatives during the reporting period that are either offset in accordance with current requirements or are subject to enforceable master netting arrangements or similar agreements that permit offsetting. The information about offsetting and related netting arrangements for OTC derivatives where the legal right to set-off exists is presented in the summary below.

Offsetting of OTC derivative assets and liabilities:

Counterparty	Gross Amounts of Recognized Assets(1)	Gross Amounts of Recognized Liabilities(1)	Net Amounts of Recognized Assets/ (Liabilities)	Collateral Pledged/ (Received)(2)	Net Amount
Bank of America, N.A.	$59,849	$(38,377)	$21,472	$—	$21,472
Barclays Bank PLC	38,512	(30,582)	7,930	—	7,930
BNP Paribas S.A.	9,258	(21,038)	(11,780)	—	(11,780)
Citibank, N.A.	402,959	(276,372)	126,587	—	126,587
Credit Suisse International	2,688	(13,165)	(10,477)	—	(10,477)
Deutsche Bank AG	4,869	(11,891)	(7,022)	—	(7,022)
Goldman Sachs International	35,673	(33,923)	1,750	—	1,750
HSBC Bank USA, N.A.	28,308	(40,924)	(12,616)	—	(12,616)
JPMorgan Chase Bank, N.A.	50,158	(39,050)	11,108	—	11,108
JPMorgan Securities LLC	5,240	(1,093)	4,147	—	4,147
Morgan Stanley & Co. International PLC	96,599	(161,050)	(64,451)	—	(64,451)
The Toronto-Dominion Bank	—	(16,261)	(16,261)	—	(16,261)
UBS AG	134,620	(379,125)	(244,505)	—	(244,505)

	$868,733	$(1,062,851)	$(194,118)	$—	$(194,118)

(1)

Includes unrealized appreciation/(depreciation) on swaps and forwards, premiums paid/(received) on swap agreements and market value of purchased and written options, as represented on the Statement of Assets and Liabilities.

(2)	Collateral amount disclosed by the Fund is limited to the market value of financial instruments/transactions and the Fund’s OTC derivative exposure by counterparty.

See Notes to Financial Statements.

64

Statement of Assets and Liabilities

as of October 31, 2019

Assets
Investments at value:
Unaffiliated investments (cost $31,233,580)	$32,792,580
Affiliated investments (cost $594,002)	594,002
Cash	32,298
Foreign currency, at value (cost $1,669,945)	1,678,216
Unrealized appreciation on OTC swap agreements	470,091
Dividends and interest receivable	359,685
Deposit with broker for centrally cleared/exchange-traded derivatives	340,000
Unrealized appreciation on OTC forward foreign currency exchange contracts	265,073
Premiums paid for OTC swap agreements	122,629
Due from broker—variation margin futures	90,758
Due from Manager	5,391
Prepaid expenses	808

Total Assets	36,751,531

Liabilities
Unrealized depreciation on OTC forward foreign currency exchange contracts	709,970
Payable for investments purchased	332,245
Premiums received for OTC swap agreements	216,217
Unrealized depreciation on OTC swap agreements	136,664
Accrued expenses and other liabilities	110,372
Due to broker—variation margin swaps	46,297
Payable for Fund shares reacquired	347
Distribution fee payable	93
Affiliated transfer agent fee payable	90
Dividends payable	20

Total Liabilities	1,552,315

Net Assets	$35,199,216

Net assets were comprised of:
Shares of beneficial interest, at par	$3,249
Paid-in capital in excess of par	31,601,475
Total distributable earnings (loss)	3,594,492

Net assets, October 31, 2019	$35,199,216

See Notes to Financial Statements.

PGIM International Bond Fund	65

Statement of Assets and Liabilities

as of October 31, 2019

Class A
Net asset value and redemption price per share, ($267,309 ÷ 24,674 shares of beneficial interest issued and outstanding)	$10.83
Maximum sales charge (3.25% of offering price)	0.36

Maximum offering price to public	$11.19

Class C
Net asset value, offering price and redemption price per share, ($45,220 ÷ 4,176 shares of beneficial interest issued and outstanding)	$10.83

Class Z
Net asset value, offering price and redemption price per share, ($3,465,730 ÷ 319,908 shares of beneficial interest issued and outstanding)	$10.83

Class R6
Net asset value, offering price and redemption price per share, ($31,420,957 ÷ 2,899,911 shares of beneficial interest issued and outstanding)	$10.84

See Notes to Financial Statements.

66

Statement of Operations

Year Ended October 31, 2019

Net Investment Income (Loss)
Income
Interest income	$714,447
Affiliated dividend income	49,431

Total income	763,878

Expenses
Management fee	155,305
Distribution fee(a)	716
Custodian and accounting fees	128,471
Audit fee	51,005
Registration fees(a)	50,096
Shareholders’ reports	39,762
Legal fees and expenses	19,304
Trustees’ fees	11,220
Transfer agent’s fees and expenses (including affiliated expense of $556)(a)	3,327
Miscellaneous	16,485

Total expenses	475,691
Less: Fee waiver and/or expense reimbursement(a)	(245,124)

Net expenses	230,567

Net investment income (loss)	533,311

Realized And Unrealized Gain (Loss) On Investment And Foreign Currency Transactions
Net realized gain (loss) on:
Investment transactions	(30,017)
Futures transactions	777,736
Forward and cross currency contract transactions	1,630,740
Options written transactions	64,425
Swap agreement transactions	479,903
Foreign currency transactions	38,048

2,960,835

Net change in unrealized appreciation (depreciation) on:
Investments	1,339,243
Futures	229,851
Forward rate agreements	1,329
Forward and cross currency contracts	(675,295)
Options written	68,219
Swap agreements	335,372
Foreign currencies	16,920

1,315,639

Net gain (loss) on investment and foreign currency transactions	4,276,474

Net Increase (Decrease) In Net Assets Resulting From Operations	$4,809,785

See Notes to Financial Statements.

PGIM International Bond Fund	67

Statement of Operations

Year Ended October 31, 2019

(a)	Class specific expenses and waivers were as follows:

	Class A	Class C	Class Z	Class R6
Distribution fee	409	307	—	—
Registration fees	12,524	12,524	12,524	12,524
Transfer agent’s fees and expenses	600	110	2,540	77
Fee waiver and/or expense reimbursement	(14,119)	(12,816)	(25,117)	(193,072)

See Notes to Financial Statements.

68

Statements of Changes in Net Assets

	Year Ended October 31,

	2019	2018
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$533,311	$375,657
Net realized gain (loss) on investment and foreign currency transactions	2,960,835	1,715,364
Net change in unrealized appreciation (depreciation) on investments and foreign currencies	1,315,639	(1,895,311)

Net increase (decrease) in net assets resulting from operations	4,809,785	195,710

Dividends and Distributions
Distributions from distributable earnings
Class A	(11,478)	(2,519)
Class C	(1,697)	(231)
Class Z	(67,729)	(4,071)
Class R6	(2,664,029)	(746,248)

	(2,744,933)	(753,069)

Fund share transactions
Net proceeds from shares sold	3,412,549	176,212
Net asset value of shares issued in reinvestment of dividends and distributions	2,744,737	753,071
Cost of shares reacquired	(152,333)	(9,576)

Net increase (decrease) in net assets from Fund share transactions	6,004,953	919,707

Total increase (decrease)	8,069,805	362,348

Net Assets:
Beginning of year	27,129,411	26,767,063

End of year	$35,199,216	$27,129,411

See Notes to Financial Statements.

PGIM International Bond Fund	69

Notes to Financial Statements

Prudential Investment Portfolios 9 (the “Trust”) is registered under the Investment Company Act of 1940, as amended (“1940 Act”), as an open-end management investment company. The Trust currently consists of five funds: PGIM Absolute Return Bond Fund and PGIM QMA Large-Cap Core Equity Fund, each of which are diversified funds and PGIM International Bond Fund, PGIM Select Real Estate Fund and PGIM Real Estate Income Fund, each of which are non-diversified funds for purposes of the 1940 Act. These financial statements relate only to the PGIM International Bond Fund (the “Fund”).

The investment objective of the Fund is to seek total return, made up of current income and capital appreciation.

1. Accounting Policies

The Fund follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standard Codification (“ASC”) Topic 946 Financial Services—Investment Companies. The following accounting policies conform to U.S. generally accepted accounting principles. The Fund consistently follows such policies in the preparation of its financial statements.

Securities Valuation: The Fund holds securities and other assets and liabilities that are fair valued at the close of each day (generally, 4:00 PM Eastern time) the New York Stock Exchange (“NYSE”) is open for trading. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. The Trust’s Board of Trustees (the “Board”) has adopted valuation procedures for security valuation under which fair valuation responsibilities have been delegated to PGIM Investments LLC (“PGIM Investments” or the “Manager”). Pursuant to the Board’s delegation, the Manager has established a Valuation Committee responsible for supervising the fair valuation of portfolio securities and other assets and liabilities. The valuation procedures permit the Fund to utilize independent pricing vendor services, quotations from market makers, and alternative valuation methods when market quotations are either not readily available or not deemed representative of fair value. A record of the Valuation Committee’s actions is subject to the Board’s review, approval, and ratification at its next regularly scheduled quarterly meeting.

For the fiscal reporting year-end, securities and other assets and liabilities were fair valued at the close of the last U.S. business day. Trading in certain foreign securities may occur when the NYSE is closed (including weekends and holidays). Because such foreign securities trade in markets that are open on weekends and U.S. holidays, the values of some of the Fund’s foreign investments may change on days when investors cannot purchase or redeem Fund shares.

70

Various inputs determine how the Fund’s investments are valued, all of which are categorized according to the three broad levels (Level 1, 2, or 3) detailed in the Schedule of Investments and referred to herein as the “fair value hierarchy” in accordance with FASB ASC Topic 820—Fair Value Measurements and Disclosures.

Derivative instruments, such as futures or options, that are traded on a national securities exchange are valued at the last sale price as of the close of trading on the applicable exchange where the security principally trades. Securities traded via NASDAQ are valued at the NASDAQ official closing price. To the extent these securities are valued at the last sale price or NASDAQ official closing price, they are classified as Level 1 in the fair value hierarchy. In the event that no sale or official closing price on valuation date exists, these securities are generally valued at the mean between the last reported bid and ask prices, or at the last bid price in the absence of an ask price. These securities are classified as Level 2 in the fair value hierarchy.

Investments in open-end, non-exchange-traded mutual funds are valued at their net asset values as of the close of the NYSE on the date of valuation. These securities are classified as Level 1 in the fair value hierarchy since they may be purchased or sold at their net asset values on the date of valuation.

Fixed income securities traded in the OTC market are generally classified as Level 2 in the fair value hierarchy. Such fixed income securities are typically valued using the market approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach as the primary method to value securities when market prices of identical or comparable instruments are available. The third-party vendors’ valuation techniques used to derive the evaluated bid price are based on evaluating observable inputs, including but not limited to, yield curves, yield spreads, credit ratings, deal terms, tranche level attributes, default rates, cash flows, prepayment speeds, broker/dealer quotations and reported trades. Certain Level 3 securities are also valued using the market approach when obtaining a single broker quote or when utilizing transaction prices for identical securities that have been used in excess of five business days. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

OTC and centrally cleared derivative instruments are generally classified as Level 2 in the fair value hierarchy. Such derivative instruments are typically valued using the market approach and/or income approach which generally involves obtaining data from an approved independent third-party vendor source. The Fund utilizes the market approach when quoted prices in broker-dealer markets are available but also includes consideration of alternative valuation approaches, including the income approach. In the absence of reliable market quotations, the income approach is typically utilized for purposes of valuing derivatives such as interest rate swaps based on a discounted cash flow analysis whereby the value of the instrument is equal to the present value of its future cash inflows or outflows. Such analysis includes projecting future cash flows and determining the discount rate (including the present value factors that affect the discount rate) used to discount the future

PGIM International Bond Fund	71

Notes to Financial Statements (continued)

cash flows. In addition, the third-party vendors’ valuation techniques used to derive the evaluated derivative price is based on evaluating observable inputs, including but not limited to, underlying asset prices, indices, spreads, interest rates and exchange rates. Certain derivatives may be classified as Level 3 when valued using the market approach by obtaining a single broker quote or when utilizing unobservable inputs in the income approach. During the reporting period, there were no changes to report with respect to the valuation approach and/or valuation techniques discussed above.

Securities and other assets that cannot be priced according to the methods described above are valued based on pricing methodologies approved by the Board. In the event that unobservable inputs are used when determining such valuations, the securities will be classified as Level 3 in the fair value hierarchy.

When determining the fair value of securities, some of the factors influencing the valuation include: the nature of any restrictions on disposition of the securities; assessment of the general liquidity of the securities; the issuer’s financial condition and the markets in which it does business; the cost of the investment; the size of the holding and the capitalization of the issuer; the prices of any recent transactions or bids/offers for such securities or any comparable securities; any available analyst media or other reports or information deemed reliable by the Manager regarding the issuer or the markets or industry in which it operates. Using fair value to price securities may result in a value that is different from a security’s most recent closing price and from the price used by other unaffiliated mutual funds to calculate their net asset values.

Illiquid Securities: Pursuant to Rule 22e-4 under the 1940 Act, the Fund has adopted a Board approved Liquidity Risk Management Program (“LRMP”) that requires, among other things, that the Fund limit its illiquid investments that are assets to no more than 15% of net assets. Illiquid securities are those that, because of the absence of a readily available market or due to legal or contractual restrictions on resale, may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment. The Fund may find it difficult to sell illiquid securities at the time considered most advantageous by its subadviser and may incur transaction costs that would not be incurred in the sale of securities that were freely marketable.

Restricted Securities: Securities acquired in unregistered, private sales from the issuing company or from an affiliate of the issuer are considered restricted as to disposition under federal securities law (“restricted securities”). Such restricted securities are valued pursuant to the valuation procedures noted above. Restricted securities that would otherwise be considered illiquid investments pursuant to the Fund’s LRMP because of legal restrictions on resale to the general public may be traded among qualified institutional buyers under

72

Rule 144A of the Securities Act of 1933. Therefore, these Rule 144A securities, as well as commercial paper that is sold in private placements under Section 4(2) of the Securities Act of 1933, may be classified higher than “illiquid” under the LRMP (i.e. “moderately liquid” or “less liquid” investments). However, the liquidity of the Fund’s investments in restricted securities could be impaired if trading does not develop or declines.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars on the following basis:

(i) market value of investment securities, other assets and liabilities—at the current rates of exchange;

(ii) purchases and sales of investment securities, income and expenses—at the rates of exchange prevailing on the respective dates of such transactions.

Although the net assets of the Fund are presented at the foreign exchange rates and market values at the close of the period, the Fund does not generally isolate that portion of the results of operations arising as a result of changes in the foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities held at the end of the period. Similarly, the Fund does not isolate the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of long-term portfolio securities sold during the period. Accordingly, holding period realized foreign currency gains (losses) are included in the reported net realized gains (losses) on investment transactions. Notwithstanding the above, the Fund does isolate the effect of fluctuations in foreign currency exchange rates when determining the gain (loss) upon the sale or maturity of foreign currency denominated debt obligations; such amounts are included in net realized gains (losses) on foreign currency transactions.

Additionally, net realized gains (losses) on foreign currency transactions represent net foreign exchange gains (losses) from the disposition of holdings of foreign currencies, currency gains (losses) realized between the trade and settlement dates on forward currency transactions, and the difference between the amounts of interest, dividends and foreign withholding taxes recorded on the Fund’s books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized currency gains (losses) arise from valuing foreign currency denominated assets and liabilities (other than investments) at period end exchange rates.

Forward and Cross Currency Contracts: A forward currency contract is a commitment to purchase or sell a foreign currency at a future date at a negotiated forward rate. The Fund enters into forward currency contracts, as defined in the prospectus, in order to hedge its exposure to changes in foreign currency exchange rates on its foreign portfolio holdings or on specific receivables and payables denominated in a foreign currency and to gain exposure to certain currencies. The contracts are valued daily at current forward exchange rates and any unrealized gain (loss) is included in net unrealized appreciation (depreciation) on forward and cross currency contracts. Gain (loss) is realized on the settlement date of the

PGIM International Bond Fund	73

Notes to Financial Statements (continued)

contract equal to the difference between the settlement value of the original and negotiated forward contracts. This gain (loss), if any, is included in net realized gain (loss) on forward and cross currency contract transactions. Risks may arise upon entering into these contracts from the potential inability of the counterparties to meet the terms of their contracts. Forward currency contracts involve risks from currency exchange rate and credit risk in excess of the amounts reflected on the Statement of Assets and Liabilities. The Fund’s maximum risk of loss from counterparty credit risk is the net value of the cash flows to be received from the counterparty at the end of the contract’s life. A cross currency contract is a forward contract where a specified amount of one foreign currency will be exchanged for a specified amount of another foreign currency.

Options: The Fund purchased or wrote options in order to hedge against adverse market movements or fluctuations in value caused by changes in prevailing interest rates, value of equities or foreign currency exchange rates with respect to securities or financial instruments which the Fund currently owns or intends to purchase. The Fund may also use options to gain additional market exposure. The Fund’s principal reason for writing options is to realize, through receipt of premiums, a greater current return than would be realized on the underlying security alone. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option. If an option expires unexercised, the Fund realizes a gain (loss) to the extent of the premium received or paid. If an option is exercised, the premium received or paid is recorded as an adjustment to the proceeds from the sale or the cost of the purchase in determining whether the Fund has realized a gain (loss). The difference between the premium and the amount received or paid at the closing of a purchase or sale transaction is also treated as a realized gain (loss). Gain (loss) on purchased options is included in net realized gain (loss) on investment transactions. Gain (loss) on written options is presented separately as net realized gain (loss) on options written transactions.

The Fund, as writer of an option, may have no control over whether the underlying securities or financial instruments may be sold (called) or purchased (put). As a result, the Fund bears the market risk of an unfavorable change in the price of the security or financial instrument underlying the written option. The Fund, as purchaser of an OTC option, bears the risk of the potential inability of the counterparties to meet the terms of their contracts. With exchange-traded options contracts, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded options and guarantees the options contracts against default.

When the Fund writes an option on a swap, an amount equal to any premium received by the Fund is recorded as a liability and is subsequently adjusted to the current market value

74

of the written option on the swap. If a call option on a swap is exercised, the Fund becomes obligated to pay a fixed interest rate (noted as the strike price) and receive a variable interest rate on a notional amount. If a put option on a swap is exercised, the Fund becomes obligated to pay a variable interest rate and receive a fixed interest rate (noted as the strike price) on a notional amount. Premiums received from writing options on swaps that expire or are exercised are treated as realized gains upon the expiration or exercise of such options on swaps. The risk associated with writing put and call options on swaps is that the Fund will be obligated to be party to a swap agreement if an option on a swap is exercised.

Financial Futures Contracts: A financial futures contract is an agreement to purchase (long) or sell (short) an agreed amount of securities at a set price for delivery on a future date. Upon entering into a financial futures contract, the Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This amount is known as the “initial margin.” Subsequent payments, known as “variation margin,” are made or received by the Fund each day, depending on the daily fluctuations in the value of the underlying security. Such variation margin is recorded for financial statement purposes on a daily basis as unrealized gain (loss). When the contract expires or is closed, the gain (loss) is realized and is presented in the Statement of Operations as net realized gain (loss) on futures transactions.

The Fund invested in financial futures contracts in order to hedge its existing portfolio securities, or securities the Fund intends to purchase, against fluctuations in value caused by changes in prevailing interest rates. Should interest rates move unexpectedly, the Fund may not achieve the anticipated benefits of the financial futures contracts and may realize a loss. The use of futures transactions involves the risk of imperfect correlation in movements in the price of futures contracts, interest rates and the underlying hedged assets. Since futures contracts are exchange-traded, there is minimal counterparty credit risk to the Fund since the exchanges’ clearinghouse acts as counterparty to all exchange-traded futures and guarantees the futures contracts against default.

Forward Rate Agreements: Forward rate agreements represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount on a fixed future date. The Fund entered into forward rate agreements to gain yield exposure based on anticipated market conditions at the specified termination date of the agreement.

Swap Agreements: The Fund entered into certain types of swap agreements detailed in the disclosures below. A swap agreement is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are negotiated in the OTC market and may be executed either directly with a counterparty (“OTC-traded”) or through a central clearing facility, such as a registered exchange. Swap agreements are valued daily at current market value and any change in value is included in the net unrealized appreciation (depreciation) on swap agreements. Centrally cleared swaps pay or receive an amount known as “variation margin”, based on daily changes in the valuation of the swap contract. Any upfront premiums paid and received are shown as swap

PGIM International Bond Fund	75

Notes to Financial Statements (continued)

premiums paid and swap premiums received in the Statement of Assets and Liabilities. Risk of loss may exceed amounts recognized on the Statement of Assets and Liabilities. Swap agreements outstanding at period end, if any, are listed on the Schedule of Investments.

Interest Rate Swaps: Interest rate swaps represent an agreement between counterparties to exchange cash flows based on the difference between two interest rates, applied to a notional principal amount for a specified period. The Fund is subject to interest rate risk exposure in the normal course of pursuing its investment objective. The Fund used interest rate swaps to maintain its ability to generate steady cash flow by receiving a stream of fixed rate payments or to increase exposure to prevailing market rates by receiving floating rate payments. The Fund’s maximum risk of loss from counterparty credit risk is the discounted net present value of the cash flows to be received from the counterparty over the contract’s remaining life.

Inflation Swaps: The Fund entered into inflation swap agreements to protect against fluctuations in inflation rates. Inflation swaps are characterized by one party paying a fixed rate in exchange for a floating rate that is derived from an inflation index, such as the Consumer Price Index or UK Retail Price Index. Inflation swaps subject the Fund to interest rate risk.

Credit Default Swaps (“CDS”): CDS involve one party (the protection buyer) making a stream of payments to another party (the protection seller) in exchange for the right to receive a specified payment in the event of a default or as a result of a default (collectively a “credit event”) for the referenced entity (typically corporate issues or sovereign issues of an emerging country) on its obligation; or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index.

The Fund is subject to credit risk in the normal course of pursuing its investment objectives, and as such, has entered into CDS contracts to provide a measure of protection against defaults or to take an active long or short position with respect to the likelihood of a particular issuer’s default or the reference entity’s credit soundness. CDS contracts generally trade based on a spread which represents the cost a protection buyer has to pay the protection seller. The protection buyer is said to be short the credit as the value of the contract rises the more the credit deteriorates. The value of the CDS contract increases for the protection buyer if the spread increases. The Fund’s maximum risk of loss from counterparty credit risk for purchased CDS is the inability of the counterparty to honor the contract up to the notional value due to a credit event.

As a seller of protection on credit default swap agreements, the Fund generally receives an agreed upon payment from the buyer of protection throughout the term of the swap, provided no credit event occurs. As the seller, the Fund effectively increases its investment

76

risk because, in addition to its total net assets, the Fund may be subject to investment exposure on the notional amount of the swap.

The maximum amount of the payment that the Fund, as a seller of protection, could be required to make under a credit default swap agreement would be equal to the notional amount of the underlying security or index contract as a result of a credit event. This potential amount will be partially offset by any recovery values of the respective referenced obligations, or net amounts received from the settlement of buy protection credit default swap agreements which the Fund entered into for the same referenced entity or index. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied credit spreads, represented in absolute terms, utilized in determining the market value of credit default swap agreements where the Fund is the seller of protection as of period end are disclosed in the footnotes to the Schedule of Investments, if applicable. These spreads serve as indicators of the current status of the payment/performance risk and represent the likelihood of default risk for the credit derivative. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and increased market value in absolute terms, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood of risk of default or other credit event occurring as defined under the terms of the agreement.

Currency Swaps: The Fund entered into currency swap agreements primarily to gain yield exposure on foreign bonds. Currency swap agreements involve two parties exchanging two different currencies with an agreement to reverse the exchange at a later date at specified exchange rates.

Master Netting Arrangements: The Trust, on behalf of the Fund, is subject to various Master Agreements, or netting arrangements, with select counterparties. These are agreements which a subadviser may have negotiated and entered into on behalf of all or a portion of the Fund. A master netting arrangement between the Fund and the counterparty permits the Fund to offset amounts payable by the Fund to the same counterparty against amounts to be received; and by the receipt of collateral from the counterparty by the Fund to cover the Fund’s exposure to the counterparty. However, there is no assurance that such mitigating factors are easily enforceable. In addition to master netting arrangements, the right to set-off exists when all the conditions are met such that each of the parties owes the other determinable amounts, the reporting party has the right to set-off the amount owed with the amount owed by the other party, the reporting party intends to set-off and the right of set-off is enforceable by law. During the reporting period, there was no intention to settle on a net basis and all amounts are presented on a gross basis on the Statement of Assets and Liabilities.

PGIM International Bond Fund	77

Notes to Financial Statements (continued)

The Trust, on behalf of the Fund, is a party to International Swaps and Derivatives Association, Inc. (“ISDA”) Master Agreements with certain counterparties that govern OTC derivative and foreign exchange contracts entered into from time to time. The Master Agreements may contain provisions regarding, among other things, the parties’ general obligations, representations, agreements, collateral requirements, events of default and early termination. With respect to certain counterparties, in accordance with the terms of the Master Agreements, collateral posted to the Fund is held in a segregated account by the Fund’s custodian and with respect to those amounts which can be sold or re-pledged, is presented in the Schedule of Investments. Collateral pledged by the Fund is segregated by the Fund’s custodian and identified in the Schedule of Investments. Collateral can be in the form of cash or debt securities issued by the U.S. Government or related agencies or other securities as agreed to by the Fund and the applicable counterparty. Collateral requirements are determined based on the Fund’s net position with each counterparty. Termination events applicable to the Fund may occur upon a decline in the Fund’s net assets below a specified threshold over a certain period of time. Termination events applicable to counterparties may occur upon a decline in the counterparty’s long-term and short-term credit ratings below a specified level. In each case, upon occurrence, the other party may elect to terminate early and cause settlement of all derivative and foreign exchange contracts outstanding, including the payment of any losses and costs resulting from such early termination, as reasonably determined by the terminating party. Any decision by one or more of the Fund’s counterparties to elect early termination could impact the Fund’s future derivative activity.

In addition to each instrument’s primary underlying risk exposure (e.g. interest rate, credit, equity or foreign exchange, etc.), swap agreements involve, to varying degrees, elements of credit, market and documentation risk. Such risks involve the possibility that no liquid market for these agreements will exist, the counterparty to the agreement may default on its obligation to perform or disagree on the contractual terms of the agreement, and changes in net interest rates will be unfavorable. In connection with these agreements, securities in the portfolio may be identified or received as collateral from the counterparty in accordance with the terms of the respective swap agreements to provide or receive assets of value and to serve as recourse in the event of default or bankruptcy/insolvency of either party. Such OTC derivative agreements include conditions which, when materialized, give the counterparty the right to cause an early termination of the transactions under those agreements. Any election by the counterparty for early termination of the contract(s) may impact the amounts reported on financial statements.

As of October 31, 2019, the Fund has not met conditions under such agreements which give the counterparty the right to call for an early termination.

Forward currency contracts, forward rate agreements, written options, short sales, swaps and financial futures contracts involve elements of both market and credit risk in excess of

78

the amounts reflected on the Statement of Assets and Liabilities. Such risks may be mitigated by engaging in master netting arrangements.

Securities Transactions and Net Investment Income: Securities transactions are recorded on the trade date. Realized gains (losses) from investment and currency transactions are calculated on the specific identification method. Dividend income is recorded on the ex-date, or for certain foreign securities, when the Fund becomes aware of such dividends. Interest income, including amortization of premium and accretion of discount on debt securities, as required, is recorded on the accrual basis. Expenses are recorded on an accrual basis, which may require the use of certain estimates by management that may differ from actual. Net investment income or loss (other than class specific expenses and waivers, which are allocated as noted below) and unrealized and realized gains (losses) are allocated daily to each class of shares based upon the relative proportion of adjusted net assets of each class at the beginning of the day. Class specific expenses and waivers, where applicable, are charged to the respective share classes. Class specific expenses include distribution fees and distribution fee waivers, shareholder servicing fees, transfer agent’s fees and expenses, registration fees and fee waivers and/or expense reimbursements, as applicable.

Taxes: It is the Fund’s policy to continue to meet the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable net investment income and capital gains, if any, to its shareholders. Therefore, no federal income tax provision is required. Withholding taxes on foreign dividends, interest and capital gains, if any, are recorded, net of reclaimable amounts, at the time the related income is earned.

Dividends and Distributions: The Fund expects to declare dividends of its net investment income daily and pay such dividends monthly. Distributions of net realized capital and currency gains, if any, are declared and paid at least annually. Dividends and distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date. Permanent book/tax differences relating to income and gain (loss) are reclassified between total distributable earnings (loss) and paid-in capital in excess of par, as appropriate.

Estimates: The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

2. Agreements

The Trust, on behalf of the Fund, has a management agreement with the Manager. Pursuant to this agreement, the Manager has responsibility for all investment advisory services and supervises the subadviser’s performance of such services. In addition, under the management agreement, the Manager provides all of the administrative functions necessary

PGIM International Bond Fund	79

Notes to Financial Statements (continued)

for the organization, operation and management of the Fund. The Manager administers the corporate affairs of the Fund and, in connection therewith, furnishes the Fund with office facilities, together with those ordinary clerical and bookkeeping services which are not being furnished by the Fund’s custodian and the Fund’s transfer agent. The Manager is also responsible for the staffing and management of dedicated groups of legal, marketing, compliance and related personnel necessary for the operation of the Fund. The legal, marketing, compliance and related personnel are also responsible for the management and oversight of the various service providers to the Fund, including, but not limited to, the custodian, transfer agent, and accounting agent.

The Manager has entered into a subadvisory agreement with PGIM, Inc., which provides subadvisory services to the Fund through its PGIM Fixed Income unit. The subadvisory agreement provides that PGIM, Inc. will furnish investment advisory services in connection with the management of the Fund. In connection therewith, PGIM, Inc. is obligated to keep certain books and records of the Fund. The Manager pays for the services of PGIM, Inc., the cost of compensation of officers of the Fund, occupancy and certain clerical and bookkeeping costs of the Fund. The Fund bears all other costs and expenses.

The management fee paid to the Manager is accrued daily and payable monthly at an annual rate of 0.50% of the Fund’s average daily net assets up to $2 billion and 0.485% of such assets in excess of $2 billion. The effective management fee rate before any waivers and/or expense reimbursements was 0.50% for the year ended October 31, 2019.

The Manager has contractually agreed, through February 29, 2020, to limit total annual operating expenses after fee waivers and/or expense reimbursements to 0.99% of average daily net assets for Class A shares, 1.74% of average daily net assets for Class C shares, 0.74% of average daily net assets for Class Z shares and 0.74% of average daily net assets for Class R6 shares. This contractual waiver excludes interest, brokerage, taxes (such as income and foreign withholding taxes, stamp duty and deferred tax expenses), acquired fund fees and expenses, extraordinary expenses, and certain other Fund expenses such as dividend and interest expense and broker charges on short sales. Where applicable, the Manager agrees to waive management fees or shared operating expenses on any share class to the same extent that it waives similar expenses on any other share class. In addition, total annual operating expenses for Class R6 shares will not exceed total annual operating expenses for Class Z shares. Fees and/or expenses waived and/or reimbursed by the Manager may be recouped by the Manager within the same fiscal year during which such waiver and/or reimbursement is made if such recoupment can be realized without exceeding the expense limit in effect at the time of the recoupment for the fiscal year.

The Trust, on behalf of the Fund, has a distribution agreement with Prudential Investment Management Services LLC (“PIMS”), which acts as the distributor of the Class A, Class C,

80

Class Z and Class R6 shares of the Fund. The Fund compensates PIMS for distributing and servicing the Fund’s Class A and Class C shares, pursuant to the plans of distribution (the “Distribution Plans”), regardless of expenses actually incurred by PIMS. The distribution fees are accrued daily and payable monthly. No distribution or service fees are paid to PIMS as distributor of the Class Z or Class R6 shares of the Fund.

Pursuant to the Distribution Plans, the Fund compensates PIMS for distribution related activities at an annual rate of up to 0.25% and 1% of the average daily net assets of the Class A and Class C shares, respectively.

For the year ended October 31, 2019, PIMS has not received front-end sales charges resulting from sales of Class A shares. Additionally, for the year ended October 31, 2019, PIMS did not receive any contingent deferred sales charges imposed upon redemptions by certain Class A and Class C shareholders, respectively. From these fees, PIMS paid such sales charges to broker-dealers, who in turn paid commissions to salespersons and incurred other distribution costs.

PGIM Investments, PGIM, Inc. and PIMS are indirect, wholly-owned subsidiaries of Prudential Financial, Inc. (“Prudential”).

3. Other Transactions with Affiliates

Prudential Mutual Fund Services LLC (“PMFS”), an affiliate of PGIM Investments and an indirect, wholly-owned subsidiary of Prudential, serves as the Trust’s transfer agent. Transfer agent’s fees and expenses in the Statement of Operations include certain out-of-pocket expenses paid to non-affiliates, where applicable.

The Fund may invest its overnight sweep cash in the PGIM Core Ultra Short Bond Fund (the “Core Fund”), a series of Prudential Investment Portfolios 2, registered under the 1940 Act and managed by PGIM Investments. Through the Fund’s investments in the mentioned underlying funds, PGIM Investments and/or its affiliates are paid fees or reimbursed for providing their services. In addition to the realized and unrealized gains on investments in the Core Fund, earnings from such investments are disclosed on the Statement of Operations as “Affiliated dividend income”.

The Fund may enter into certain securities purchase or sale transactions under Board approved Rule 17a-7 procedures. Rule 17a-7 is an exemptive rule under the 1940 Act, that subject to certain conditions, permits purchase and sale transactions among affiliated investment companies, or between an investment company and a person that is affiliated solely by reason of having a common (or affiliated) investment adviser, common directors, and/or common officers. Pursuant to the Rule 17a-7 procedures and consistent with guidance issued by the SEC, the Trust’s Chief Compliance Officer (“CCO”) prepares a quarterly summary of all such transactions for submission to the Board, together with the CCO’s written representation that all such 17a-7 transactions were effected in accordance with the Fund’s Rule 17a-7 procedures. For the year ended October 31, 2019, no 17a-7

PGIM International Bond Fund	81

Notes to Financial Statements (continued)

transactions were entered into by the Fund.

4. Portfolio Securities

The aggregate cost of purchases and proceeds from sales of portfolio securities (excluding short-term investments and U.S. Government securities) for the year ended October 31, 2019, were $20,563,489 and $12,820,245, respectively.

A summary of the cost of purchases and proceeds from sales of shares of an affiliated investment for the year ended October 31, 2019, is presented as follows:

Value, Beginning of Year	Cost of Purchases	Proceeds from Sales	Change in Unrealized Gain (Loss)	Realized Gain (Loss)	Value, End of Year	Shares, End of Year	Income
PGIM Core Ultra Short Bond Fund*
$2,346,703	$9,779,675	$11,532,376	$—	$—	$594,002	594,002	$49,431

*	The Fund did not have any capital gain distributions during the reporting period.

5. Distributions and Tax Information

Distributions to shareholders, which are determined in accordance with federal income tax regulations and which may differ from generally accepted accounting principles, are recorded on the ex-date.

For the year ended October 31, 2019, the tax character of dividends paid by the Fund was $2,744,933 of ordinary income. For the year ended October 31, 2018, the tax character of dividends paid by the Fund was $753,069 of ordinary income.

As of October 31, 2019, the accumulated undistributed earnings on a tax basis were $1,914,182 of ordinary income and $122,527 of long-term capital gains.

The United States federal income tax basis of the Fund’s investments and the net unrealized appreciation as of October 31, 2019 were as follows:

Tax Basis	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
$32,243,339	$4,118,423	$(2,560,620)	$1,557,803

The differences between book basis and tax basis were primarily attributable to forward foreign currency exchange contracts, straddles, premium on bonds and other cost basis differences between financial and tax accounting.

82

The Fund utilized approximately $410,000 of its capital loss carryforward to offset net taxable gains realized in the fiscal year ended October 31, 2019.

The Manager has analyzed the Fund’s tax positions taken on federal, state and local income tax returns for all open tax years and has concluded that no provision for income tax is required in the Fund’s financial statements for the current reporting period. Since tax authorities can examine previously filed tax returns, the Fund’s U.S. federal and state tax returns for each of the three fiscal years up to the most recent fiscal year ended October 31, 2019 are subject to such review.

6. Capital and Ownership

The Fund offers Class A, Class C, Class Z and Class R6 shares. Class A shares are sold with a maximum front-end sales charge of 3.25%. Investors who purchase $1 million or more (prior to July 15, 2019, $500,000 or more on or after July 15, 2019) of Class A shares and sell those shares within 12 months of purchase are subject to a contingent deferred sales charge (“CDSC”) of 1.00% on sales although these purchases are not subject to a front-end sales charge. The Class A CDSC is waived for certain retirement and/or benefit plans. A special exchange privilege is also available for shareholders who qualified to purchase Class A shares at net asset value. Class C shares are sold with a CDSC of 1% on sales made within 12 months of purchase. Class C shares will automatically convert to Class A shares on a monthly basis approximately 10 years after purchase. Class Z and Class R6 shares are not subject to any sales or redemption charge and are available exclusively for sale to a limited group of investors.

Under certain circumstances, an exchange may be made from specified share classes of the Fund to one or more other share classes of the Fund as presented in the table of transactions in shares of beneficial interest.

The Trust has authorized an unlimited number of shares of beneficial interest of the Fund at $0.001 par value per share, divided into four classes, designated Class A, Class C, Class Z and Class R6.

As of October 31, 2019, Prudential, through its affiliated entities, including affiliated funds (if applicable), owned 1,149 Class A shares, 1,125 Class C shares, 1,158 Class Z shares, and 2,894,297 Class R6 shares of the Fund. At reporting period end, two shareholders of record, each holding greater than 5% of the Fund, held 99% of the Fund’s outstanding shares, of which 89% were held by an affiliate of Prudential.

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Notes to Financial Statements (continued)

Transactions in shares of beneficial interest were as follows:

Class A	Shares	Amount
Year ended October 31, 2019:
Shares sold	14,370	$149,593
Shares issued in reinvestment of dividends and distributions	1,130	11,282
Shares reacquired	(917)	(9,195)

Net increase (decrease) in shares outstanding	14,583	$151,680

Year ended October 31, 2018:
Shares sold	1,269	$13,169
Shares issued in reinvestment of dividends and distributions	243	2,520
Shares reacquired	(188)	(1,949)

Net increase (decrease) in shares outstanding	1,324	$13,740

Class C
Year ended October 31, 2019:
Shares sold	2,472	$25,000
Shares issued in reinvestment of dividends and distributions	170	1,697

Net increase (decrease) in shares outstanding	2,642	$26,697

Year ended October 31, 2018:
Shares sold	1,253	$12,940
Shares issued in reinvestment of dividends and distributions	22	223
Shares reacquired	(754)	(7,627)

Net increase (decrease) in shares outstanding	521	$5,536

Class Z
Year ended October 31, 2019:
Shares sold	309,343	$3,161,755
Shares issued in reinvestment of dividends and distributions	6,505	67,729
Shares reacquired	(11,600)	(122,988)

Net increase (decrease) in shares outstanding	304,248	$3,106,496

Year ended October 31, 2018:
Shares sold	14,241	$150,103
Shares issued in reinvestment of dividends and distributions	393	4,071

Net increase (decrease) in shares outstanding	14,634	$154,174

Class R6
Year ended October 31, 2019:
Shares sold	7,485	$76,201
Shares issued in reinvestment of dividends and distributions	268,505	2,664,029
Shares reacquired	(1,950)	(20,150)

Net increase (decrease) in shares outstanding	274,040	$2,720,080

Year ended October 31, 2018:
Shares issued in reinvestment of dividends and distributions	71,921	$746,257

Net increase (decrease) in shares outstanding	71,921	$746,257

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7. Borrowings

The Trust, on behalf of the Fund, along with other affiliated registered investment companies (the “Funds”), is a party to a Syndicated Credit Agreement (“SCA”) with a group of banks. The purpose of the SCA is to provide an alternative source of temporary funding for capital share redemptions. The table below provides details of the current SCA in effect at the reporting period-end as well as the prior SCA.

	Current SCA	Prior SCA
Term of Commitment	10/3/2019 – 10/1/2020	10/4/2018 – 10/2/2019
Total Commitment	$900 million	$900 million
Annualized Commitment Fee on the Unused Portion of the SCA	0.15%	0.15%
Annualized Interest Rate on Borrowings	1.20% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent	1.25% plus the higher of (1) the effective federal funds rate, (2) the one-month LIBOR rate or (3) zero percent

Certain affiliated registered investment companies that are parties to the SCA include portfolios that are subject to a predetermined mathematical formula used to manage certain benefit guarantees offered under variable annuity contracts. The formula may result in large scale asset flows into and out of these portfolios. Consequently, these portfolios may be more likely to utilize the SCA for purposes of funding redemptions. It may be possible for those portfolios to fully exhaust the committed amount of the SCA, thereby requiring the Manager to allocate available funding per a Board-approved methodology designed to treat the Funds in the SCA equitably.

The Fund did not utilize the SCA during the year ended October 31, 2019.

8. Risks of Investing in the Fund

The Fund’s risks include, but are not limited to, some or all of the risks discussed below:

Bond Obligations Risk: The Fund’s holdings, share price, yield and total return may fluctuate in response to bond market movements. The value of bonds may decline for issuer-related reasons, including management performance, financial leverage and reduced demand for the issuer’s goods and services. Certain types of fixed-income obligations also may be subject to “call and redemption risk,” which is the risk that the issuer may call a bond held by the Fund for redemption before it matures and the Fund may not be able to reinvest at the same level and therefore would earn less income.

Derivatives Risk: Derivatives involve special risks and costs and may result in losses to the Fund. The successful use of derivatives requires sophisticated management, and, to the extent that derivatives are used, the Fund will depend on the subadviser’s ability to analyze and manage derivative transactions. The prices of derivatives may move in unexpected ways, especially in abnormal market conditions. Some derivatives are “leveraged” and therefore may magnify or otherwise increase investment losses to the Fund. Other risks arise

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Notes to Financial Statements (continued)

from the potential inability to terminate or sell derivatives positions. A liquid secondary market may not always exist for the Fund’s derivatives positions. In fact, many OTC derivative instruments will not have liquidity beyond the counterparty to the instrument. OTC derivative instruments also involve the risk that the other party will not meet its obligations to the Fund.

Foreign Securities Risk: The Fund’s investments in securities of foreign issuers or issuers with significant exposure to foreign markets involve additional risk. Foreign countries in which the Fund may invest may have markets that are less liquid, less regulated and more volatile than US markets. The value of the Fund’s investments may decline because of factors affecting the particular issuer as well as foreign markets and issuers generally, such as unfavorable government actions, and political or financial instability.

Interest Rate Risk: The value of an investment may go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or duration securities. When interest rates fall, the issuers of debt obligations may prepay principal more quickly than expected, and the Fund may be required to reinvest the proceeds at a lower interest rate. This is referred to as “prepayment risk.” When interest rates rise, debt obligations may be repaid more slowly than expected, and the value of the Fund’s holdings may fall sharply. This is referred to as “extension risk. The Fund may face a heightened level of interest rate risk as a result of the U.S. Federal Reserve Board’s policies. The Fund’s investments may lose value if short-term or long-term interest rates rise sharply or in a manner not anticipated by the subadviser.

Liquidity Risk: The Fund may invest in instruments that trade in lower volumes and are less liquid than other investments. Liquidity risk exists when particular investments made by the Fund are difficult to purchase or sell. Liquidity risk includes the risk that the Fund may make investments that may become less liquid in response to market developments or adverse investor perceptions. Investments that are illiquid or that trade in lower volumes may be more difficult to value. If the Fund is forced to sell these investments to pay redemption proceeds or for other reasons, the Fund may lose money. In addition, when there is no willing buyer and investments may not reasonably be expected to be sold or disposed of in current market conditions in seven calendar days or less without the sale or disposition significantly changing the market value of the investment, the Fund may incur higher transaction costs when executing trade orders of a given size. The reduction in dealer market-making capacity in the fixed-income markets that has occurred in recent years also has the potential to reduce liquidity. An inability to sell a portfolio position can adversely affect the Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

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Market and Credit Risk: Securities markets may be volatile and the market prices of the Fund’s securities may decline. Securities fluctuate in price based on changes in an issuer’s financial condition and overall market and economic conditions. If the market prices of the securities owned by the Fund fall, the value of an investment in the Fund will decline. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Non-diversification Risk: A non-diversified Fund may invest a greater percentage of its assets in the securities of a single company or industry than a diversified fund. Investing in a non-diversified fund involves greater risk than investing in a diversified fund because a loss resulting from the decline in value of any one security may represent a greater portion of the total assets of a non-diversified fund.

9. Recent Accounting Pronouncements and Reporting Updates

In August 2018, the FASB issued Accounting Standards Update (“ASU”) No. 2018-13, which changes certain fair value measurement disclosure requirements. The new ASU, in addition to other modifications and additions, removes the requirement to disclose the amount and reasons for transfers between Level 1 and Level 2 of the fair value hierarchy, and the Fund’s policy for the timing of transfers between levels. The amendments are effective for financial statements issued for fiscal years beginning after December 15, 2019, and interim periods within those fiscal years. The Manager has evaluated the implications of certain provisions of the ASU and has determined to early adopt aspects related to the removal and modification of certain fair value measurement disclosures under the ASU effective immediately. The Manager continues to evaluate certain other provisions of the ASU and does not expect a material impact to financial statement disclosures.

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Financial Highlights

Class A Shares
	Year Ended October 31,		December 14, 2016(a) through October 31,
	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.22	$10.44	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.12	0.07
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.43	(0.08)	0.57
Total from investment operations	1.57	0.04	0.64
Less Dividends and Distributions:
Dividends from net investment income	(0.96)	(0.26)	-
Tax return of capital distributions	-	-	(0.20)
Total dividends and distributions	(0.96)	(0.26)	(0.20)
Net asset value, end of period	$10.83	$10.22	$10.44
Total Return(c):	16.52%	0.40%	6.42%

Ratios/Supplemental Data:
Net assets, end of period (000)	$267	$103	$91
Average net assets (000)	$163	$99	$38
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.99%	0.99%	0.99%	(f)
Expenses before waivers and/or expense reimbursement	9.63%	17.44%	3.39%	(f)
Net investment income (loss)	1.35%	1.14%	0.85%	(f)
Portfolio turnover rate(g)	49%	35%	66%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

88

Class C Shares
	Year Ended October 31,		December 14, 2016(a) through October 31,
	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.22	$10.44	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.03	0.04	-
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.46	(0.07)	0.57
Total from investment operations	1.49	(0.03)	0.57
Less Dividends and Distributions:
Dividends from net investment income	(0.88)	(0.19)	-
Tax return of capital distributions	-	-	(0.13)
Total dividends and distributions	(0.88)	(0.19)	(0.13)
Net asset value, end of period	$10.83	$10.22	$10.44
Total Return(c):	15.65%	(0.34)%	5.73%

Ratios/Supplemental Data:
Net assets, end of period (000)	$45	$16	$11
Average net assets (000)	$31	$13	$10
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	1.74%	1.74%	1.74%	(f)
Expenses before waivers and/or expense reimbursement	43.49%	124.78%	3.26%	(f)
Net investment income (loss)	0.33%	0.41%	0.06%	(f)
Portfolio turnover rate(g)	49%	35%	66%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return does not consider the effects of sales loads. Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM International Bond Fund	89

Financial Highlights (continued)

Class Z Shares
	Year Ended October 31,		December 14, 2016(a) through October 31,
	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.23	$10.44	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.14	0.15	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.45	(0.07)	0.57
Total from investment operations	1.59	0.08	0.66
Less Dividends and Distributions:
Dividends from net investment income	(0.99)	(0.29)	-
Tax return of capital distributions	-	-	(0.22)
Total dividends and distributions	(0.99)	(0.29)	(0.22)
Net asset value, end of period	$ 10.83	$10.23	$10.44
Total Return(c):	16.80%	0.75%	6.67%

Ratios/Supplemental Data:
Net assets, end of period (000)	$3,466	$160	$11
Average net assets (000)	$1,763	$140	$10
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.74%	0.74%	0.74%	(f)
Expenses before waivers and/or expense reimbursement	2.16%	12.47%	2.24%	(f)
Net investment income (loss)	1.28%	1.43%	1.09%	(f)
Portfolio turnover rate(g)	49%	35%	66%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

90

Class R6 Shares
	Year Ended October 31,		December 14, 2016(a) through October 31,
	2019	2018	2017
Per Share Operating Performance(b):
Net Asset Value, Beginning of Period	$10.23	$10.44	$10.00
Income (loss) from investment operations:
Net investment income (loss)	0.18	0.14	0.09
Net realized and unrealized gain (loss) on investment and foreign currency transactions	1.42	(0.06)	0.57
Total from investment operations	1.60	0.08	0.66
Less Dividends and Distributions:
Dividends from net investment income	(0.99)	(0.29)	-
Tax return of capital distributions	-	-	(0.22)
Total dividends and distributions	(0.99)	(0.29)	(0.22)
Net asset value, end of period	$10.84	$10.23	$10.44
Total Return(c):	16.81%	0.75%	6.65%

Ratios/Supplemental Data:
Net assets, end of period (000)	$31,421	$26,850	$26,654
Average net assets (000)	$29,104	$26,854	$25,767
Ratios to average net assets(d)(e):
Expenses after waivers and/or expense reimbursement	0.74%	0.74%	0.74%	(f)
Expenses before waivers and/or expense reimbursement	1.40%	1.55%	1.99%	(f)
Net investment income (loss)	1.75%	1.39%	1.07%	(f)
Portfolio turnover rate(g)	49%	35%	66%

(a)	Commencement of operations.
(b)	Calculated based on average shares outstanding during the period.
(c)

Total return is calculated assuming a purchase of a share on the first day and a sale on the last day of each period reported and includes reinvestment of dividends and distributions, if any. Total returns may reflect adjustments to conform to generally accepted accounting principles. Total returns for periods less than one full year are not annualized.

(d)	Does not include expenses of the underlying funds in which the Fund invests.
(e)	Effective November 1, 2017, class specific expenses include transfer agent fees and expenses and registration fees, which are charged to their respective share class.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short-term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

See Notes to Financial Statements.

PGIM International Bond Fund	91

Report of Independent Registered Public Accounting Firm

To the Shareholders of PGIM International Bond Fund and Board of Trustees

Prudential Investment Portfolios 9:

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities of PGIM International Bond Fund, a series of Prudential Investment Portfolios 9, (the Fund), including the schedule of investments, as of October 31, 2019, the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period ended October 31, 2019, and the related notes (collectively, the financial statements) and the financial highlights for the years or period indicated therein. In our opinion, the financial statements and financial highlights present fairly, in all material respects, the financial position of the Fund as of October 31, 2019, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period ended October 31, 2019, and the financial highlights for the years or period indicated therein, in conformity with U.S. generally accepted accounting principles.

Basis for Opinion

These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement, whether due to error or fraud. Our audits included performing procedures to assess the risks of material misstatement of the financial statements and financial highlights, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements and financial highlights. Such procedures also included confirmation of securities owned as of October 31, 2019, by correspondence with the custodian, transfer agent, and brokers, or by other appropriate auditing procedures when replies were not received. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements and financial highlights. We believe that our audits provide a reasonable basis for our opinion.

We have served as the auditor of one or more PGIM and/or Prudential Retail investment companies since 2003.

New York, New York

December 19, 2019

92

INFORMATION ABOUT BOARD MEMBERS AND OFFICERS (unaudited)

Information about Board Members and Officers of the Fund is set forth below. Board Members who are not deemed to be “interested persons” of the Fund, as defined in the 1940 Act, are referred to as “Independent Board Members.” Board Members who are deemed to be “interested persons” of the Fund are referred to as “Interested Board Members.” The Board Members are responsible for the overall supervision of the operations of the Fund and perform the various duties imposed on the directors of investment companies by the 1940 Act. The Board in turn elects the Officers, who are responsible for administering the day-to-day operations of the Fund.

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Ellen S. Alberding 3/11/58 Board Member Portfolios Overseen: 96	President and Board Member, The Joyce Foundation (charitable foundation) (since 2002); Vice Chair, City Colleges of Chicago (community college system) (2011-2015); Trustee, National Park Foundation (charitable foundation for national park system) (2009-2018); Trustee, Economic Club of Chicago (since 2009); Trustee, Loyola University (since 2018).	None.	Since September 2013

Kevin J. Bannon 7/13/52 Board Member Portfolios Overseen: 96	Retired; Managing Director (April 2008-May 2015) and Chief Investment Officer (October 2008-November 2013) of Highmount Capital LLC (registered investment adviser); formerly Executive Vice President and Chief Investment Officer (April 1993-August 2007) of Bank of New York Company; President (May 2003-May 2007) of BNY Hamilton Family of Mutual Funds.	Director of Urstadt Biddle Properties (equity real estate investment trust) (since September 2008).	Since July 2008

PGIM International Bond Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Linda W. Bynoe 7/9/52 Board Member Portfolios Overseen: 96	President and Chief Executive Officer (since March 1995) and formerly Chief Operating Officer (December 1989-February 1995) of Telemat Ltd. (management consulting); formerly Vice President (January 1985-June 1989) at Morgan Stanley & Co. (broker-dealer).	Director of Anixter International, Inc. (communication products distributor) (since January 2006); Director of Northern Trust Corporation (financial services) (since April 2006); Trustee of Equity Residential (residential real estate) (since December 2009).	Since March 2005

Barry H. Evans 11/2/60 Board Member Portfolios Overseen: 95	Retired; formerly President (2005 – 2016), Global Chief Operating Officer (2014– 2016), Chief Investment Officer – Global Head of Fixed Income (1998-2014), and various portfolio manager roles (1986-2006), Manulife Asset Management U.S.	Formerly Director, Manulife Trust Company (2011-2018); formerly Director, Manulife Asset Management Limited (2015-2017); formerly Chairman of the Board of Directors of Manulife Asset Management U.S. (2005-2016); formerly Chairman of the Board, Declaration Investment Management and Research (2008-2016).	Since September 2017

Keith F. Hartstein 10/13/56 Board Member & Independent Chair Portfolios Overseen: 96	Retired; Member (since November 2014) of the Governing Council of the Independent Directors Council (organization of independent mutual fund directors); formerly President and Chief Executive Officer (2005-2012), Senior Vice President (2004-2005), Senior Vice President of Sales and Marketing (1997-2004), and various executive management positions (1990-1997), John Hancock Funds, LLC (asset management); Chairman, Investment Company Institute’s Sales Force Marketing Committee (2003-2008).	None.	Since September 2013

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Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Laurie Simon Hodrick 9/29/62 Board Member Portfolios Overseen: 95	A. Barton Hepburn Professor Emerita of Economics in the Faculty of Business, Columbia Business School (since 2018); Visiting Professor of Law, Stanford Law School (since 2015); Visiting Fellow at the Hoover Institution, Stanford University (since 2015); Sole Member, ReidCourt LLC (since 2008) (a consulting firm); formerly A. Barton Hepburn Professor of Economics in the Faculty of Business, Columbia Business School (1996-2017); formerly Managing Director, Global Head of Alternative Investment Strategies, Deutsche Bank (2006-2008).	Independent Director, Synnex Corporation (since April 2019) (information technology); Independent Director, Kabbage, Inc. (since July 2018) (financial services); Independent Director, Corporate Capital Trust (2017-2018) (a business development company).	Since September 2017

Michael S. Hyland, CFA 10/4/45 Board Member Portfolios Overseen: 96	Retired (since February 2005); formerly Senior Managing Director (July 2001-February 2005) of Bear Stearns & Co, Inc.; Global Partner, INVESCO (1999-2001); Managing Director and President of Salomon Brothers Asset Management (1989-1999).	None.	Since July 2008

Brian K. Reid 9/22/61 Board Member Portfolios Overseen: 95	Retired; formerly Chief Economist for the Investment Company Institute (ICI) (2005-2017); formerly Senior Economist and Director of Industry and Financial Analysis at the ICI (1998-2004); formerly Senior Economist, Industry and Financial Analysis at the ICI (1996-1998); formerly Staff Economist at the Federal Reserve Board (1989-1996); Director, ICI Mutual Insurance Company (2012-2017).	None.	Since March 2018

PGIM International Bond Fund

Independent Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Grace C. Torres 6/28/59 Board Member Portfolios Overseen: 95	Retired; formerly Treasurer and Principal Financial and Accounting Officer of the PGIM Funds, Target Funds, Advanced Series Trust, Prudential Variable Contract Accounts and The Prudential Series Fund (1998-June 2014); Assistant Treasurer (March 1999-June 2014) and Senior Vice President (September 1999-June 2014) of PGIM Investments LLC; Assistant Treasurer (May 2003-June 2014) and Vice President (June 2005-June 2014) of AST Investment Services, Inc.; Senior Vice President and Assistant Treasurer (May 2003-June 2014) of Prudential Annuities Advisory Services, Inc.	Formerly Director (July 2015-January 2018) of Sun Bancorp, Inc. N.A. and Sun National Bank; Director (since January 2018) of OceanFirst Financial Corp. and OceanFirst Bank.	Since November 2014

Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Stuart S. Parker 10/5/62 Board Member & President Portfolios Overseen: 96	President of PGIM Investments LLC (formerly known as Prudential Investments LLC) (since January 2012); Executive Vice President of Prudential Investment Management Services LLC (since December 2012); formerly Executive Vice President of Jennison Associates LLC and Head of Retail Distribution of PGIM Investments LLC (June 2005-December 2011).	None.	Since January 2012

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Interested Board Members

Name Date of Birth Position(s) Portfolios Overseen	Principal Occupation(s) During Past Five Years	Other Directorships Held During Past Five Years	Length of Board Service

Scott E. Benjamin 5/21/73 Board Member & Vice President Portfolios Overseen:96	Executive Vice President (since June 2009) of PGIM Investments LLC; Executive Vice President (June 2009-June 2012) and Vice President (since June 2012) of Prudential Investment Management Services LLC; Executive Vice President (since September 2009) of AST Investment Services, Inc.; Senior Vice President of Product Development and Marketing, PGIM Investments (since February 2006); formerly Vice President of Product Development and Product Management, PGIM Investments LLC (2003-2006).	None.	Since March 2010

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Raymond A. O’Hara 9/11/55 Chief Legal Officer	Vice President and Corporate Counsel (since July 2010) of Prudential Insurance Company of America (Prudential); Vice President (March 2011-Present) of Pruco Life Insurance Company and Pruco Life Insurance Company of New Jersey; Vice President and Corporate Counsel (March 2011-Present) of Prudential Annuities Life Assurance Corporation; Chief Legal Officer of PGIM Investments LLC (since June 2012); Chief Legal Officer of Prudential Mutual Fund Services LLC (since June 2012) and Corporate Counsel of AST Investment Services, Inc. (since June 2012); formerly Assistant Vice President and Corporate Counsel (September 2008-July 2010) of The Hartford Financial Services Group, Inc.; formerly Associate (September 1980-December 1987) and Partner (January 1988–August 2008) of Blazzard & Hasenauer, P.C. (formerly, Blazzard, Grodd & Hasenauer, P.C.).	Since June 2012

PGIM International Bond Fund

Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Dino Capasso 8/19/74 Chief Compliance Officer	Chief Compliance Officer (July 2019-Present) of PGIM Investments LLC; Chief Compliance Officer (July 2019-Present) of the PGIM Funds, Target Funds, Advanced Series Trust, The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc., PGIM Global High Yield Fund, Inc., and PGIM High Yield Bond Fund, Inc.; Vice President and Deputy Chief Compliance Officer (June 2017-2019) of PGIM Investments LLC; formerly, Senior Vice President and Senior Counsel (January 2016-June 2017), and Vice President and Counsel (February 2012-December 2015) of Pacific Investment Management Company LLC.	Since March 2018

Andrew R. French 12/22/62 Secretary	Vice President of PGIM Investments LLC (December 2018-Present); formerly Vice President and Corporate Counsel (February 2010-December 2018) of Prudential; formerly Director and Corporate Counsel (2006-2010) of Prudential; Vice President and Assistant Secretary (since January 2007) of PGIM Investments LLC; Vice President and Assistant Secretary (since January 2007) of Prudential Mutual Fund Services LLC.	Since October 2006

Jonathan D. Shain 8/9/58 Assistant Secretary	Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2001) of PGIM Investments LLC; Vice President and Assistant Secretary (since February 2001) of Prudential Mutual Fund Services LLC; formerly Vice President and Assistant Secretary (May 2003-June 2005) of AST Investment Services, Inc.	Since May 2005

Claudia DiGiacomo 10/14/74 Assistant Secretary	Vice President and Corporate Counsel (since January 2005) of Prudential; Vice President and Assistant Secretary of PGIM Investments LLC (since December 2005); formerly Associate at Sidley Austin Brown & Wood LLP (1999-2004).	Since December 2005

Diana N. Huffman 4/14/82 Assistant Secretary	Vice President and Corporate Counsel (since September 2015) of Prudential; formerly Associate at Willkie Farr & Gallagher LLP (2009-2015).	Since March 2019

Kelly A. Coyne 8/8/68 Assistant Secretary	Director, Investment Operations of Prudential Mutual Fund Services LLC (since 2010).	Since March 2015

Christian J. Kelly 5/5/75 Treasurer and Principal Financial and Accounting Officer	Vice President, Head of Fund Administration of PGIM Investments LLC (since November 2018); formerly, Director of Fund Administration of Lord Abbett & Co. LLC (2009-2018), Treasurer and Principal Accounting Officer of the Lord Abbett Family of Funds (2017-2018); Director of Accounting, Avenue Capital Group (2008-2009); Senior Manager, Investment Management Practice of Deloitte & Touche LLP (1998-2007).	Since January 2019

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Fund Officers(a)

Name Date of Birth Fund Position	Principal Occupation(s) During Past Five Years	Length of Service as Fund Officer

Lana Lomuti 6/7/67 Assistant Treasurer	Vice President (since 2007) and Director (2005-2007), within PGIM Investments Fund Administration; formerly Assistant Treasurer (December 2007-February 2014) of The Greater China Fund, Inc.	Since April 2014

Russ Shupak 10/08/73 Assistant Treasurer	Vice President (since 2017) and Director (2013-2017), within PGIM Investments Fund Administration.	Since October 2019

Deborah Conway 3/26/69 Assistant Treasurer	Vice President (since 2017) and Director (2007-2017), within PGIM Investments Fund Administration.	Since October 2019

Elyse M. McLaughlin 1/20/74 Assistant Treasurer	Vice President (since 2017) and Director (2011-2017), within PGIM Investments Fund Administration.	Since October 2019

Charles H. Smith 1/11/73 Anti-Money Laundering Compliance Officer	Vice President, Corporate Compliance, Anti-Money Laundering Unit (since January 2015) of Prudential; committee member of the American Council of Life Insurers Anti-Money Laundering and Critical Infrastructure Committee (since January 2016); formerly Global Head of Economic Sanctions Compliance at AIG Property Casualty (February 2007-December 2014); Assistant Attorney General at the New York State Attorney General’s Office, Division of Public Advocacy. (August 1998-January 2007).	Since January 2017

(a) Excludes Mr. Parker and Mr. Benjamin, interested Board Members who also serve as President and Vice President, respectively.

Explanatory Notes to Tables:

∎	Board Members are deemed to be “Interested,” as defined in the 1940 Act, by reason of their affiliation with PGIM Investments LLC and/or an affiliate of PGIM Investments LLC.

∎	Unless otherwise noted, the address of all Board Members and Officers is c/o PGIM Investments LLC, 655 Broad Street, Newark, New Jersey 07102-4410.

∎

There is no set term of office for Board Members or Officers. The Board Members have adopted a retirement policy, which calls for the retirement of Board Members on December 31 of the year in which they reach the age of 75.

∎

“Other Directorships Held” includes only directorships of companies required to register or file reports with the SEC under the 1934 Act (that is, “public companies”) or other investment companies registered under the 1940 Act.

∎

“Portfolios Overseen” includes all investment companies managed by PGIM Investments LLC. The investment companies for which PGIM Investments LLC serves as manager include the PGIM Funds, The Prudential Variable Contract Accounts, PGIM ETF Trust, PGIM High Yield Bond Fund, Inc., PGIM Global High Yield Fund, Inc., The Prudential Series Fund, Prudential’s Gibraltar Fund, Inc. and the Advanced Series Trust.

PGIM International Bond Fund

Approval of Advisory Agreements (unaudited)

The Fund’s Board of Trustees

The Board of Trustees (the “Board”) of PGIM International Bond Fund (the “Fund”)1 consists of eleven individuals, nine of whom are not “interested persons” of the Fund, as defined in the Investment Company Act of 1940, as amended (the “1940 Act”) (the “Independent Trustees”).2 The Board is responsible for the oversight of the Fund and its operations, and performs the various duties imposed on the directors of investment companies by the 1940 Act. The Independent Trustees have retained independent legal counsel to assist them in connection with their duties. The Chair of the Board is an Independent Trustee. The Board has established four standing committees: the Audit Committee, the Nominating and Governance Committee, and two Investment Committees. Each committee is chaired by, and composed of, Independent Trustees.

Annual Approval of the Fund’s Advisory Agreements

As required under the 1940 Act, the Board determines annually whether to renew the Fund’s management agreement with PGIM Investments LLC (“PGIM Investments”) and the Fund’s subadvisory agreements with each of PGIM, Inc. (“PGIM”) on behalf of its PGIM Fixed Income unit and PGIM Limited (“PGIML”). In considering the renewal of the agreements, the Board, including all of the Independent Trustees, met on May 30, 2019 and on June 11-13, 2019 and approved the renewal of the agreements through July 31, 2020, after concluding that the renewal of the agreements was in the best interests of the Fund and its shareholders.

In advance of the meetings, the Board requested and received materials relating to the agreements, and had the opportunity to ask questions and request further information in connection with its consideration. Among other things, the Board considered comparative fee information from PGIM Investments, PGIM and PGIML. Also, the Board considered comparisons with other mutual funds in relevant Peer Universes and Peer Groups, as is further discussed below.

In approving the agreements, the Board, including the Independent Trustees advised by independent legal counsel, considered the factors it deemed relevant, including the nature, quality and extent of services provided by PGIM Investments and the subadvisers, the performance of the Fund, the profitability of PGIM Investments and its affiliates, expenses and fees, and the potential for economies of scale that may be shared with the Fund and its shareholders as the Fund’s assets grow. In their deliberations, the Trustees did not identify any single factor which alone was responsible for the Board’s decision to approve the agreements with respect to the Fund. In connection with its deliberations, the Board considered information

[1]	PGIM International Bond Fund is a series of Prudential Investment Portfolios 9.
[2]

Grace C. Torres was an Interested Trustee of the Fund at the time the Board considered and approved the renewal of the Fund’s advisory agreements, but has since become an Independent Trustee of the Fund.

PGIM International Bond Fund

Approval of Advisory Agreements (continued)

provided by PGIM Investments throughout the year at regular Board meetings, presentations from portfolio managers and other information, as well as information furnished at or in advance of the meetings on May 30, 2019 and on June 11-13, 2019.

The Trustees determined that the overall arrangements between the Fund and PGIM Investments, which serves as the Fund’s investment manager pursuant to a management agreement, and between each of PGIM Investments and PGIM, which, through its PGIM Fixed Income unit, and PGIML, which serve as the Fund’s subadvisers pursuant to the terms of subadvisory agreements with PGIM Investments, are in the best interests of the Fund and its shareholders in light of the services performed, fees charged and such other matters as the Trustees considered relevant in the exercise of their business judgment.

The material factors and conclusions that formed the basis for the Trustees’ reaching their determinations to approve the continuance of the agreements are separately discussed below.

Nature, Quality and Extent of Services

The Board received and considered information regarding the nature, quality and extent of services provided to the Fund by PGIM Investments, PGIM Fixed Income, and PGIML. The Board noted that PGIM Fixed Income and PGIML are affiliated with PGIM Investments. The Board considered the services provided by PGIM Investments, including but not limited to the oversight of the subadvisers for the Fund, as well as the provision of fund recordkeeping, compliance and other services to the Fund, and PGIM Investments’ role as administrator for the Fund’s liquidity risk management program. With respect to PGIM Investments’ oversight of the subadvisers, the Board noted that PGIM Investments’ Strategic Investment Research Group (“SIRG”), which is a business unit of PGIM Investments, is responsible for monitoring and reporting to PGIM Investments senior management on the performance and operations of the subadvisers. The Board also considered that PGIM Investments pays the salaries of all of the officers and interested Trustees of the Fund who are part of Fund management. The Board also considered the investment subadvisory services provided by PGIM Fixed Income and PGIML, including investment research and security selection, as well as adherence to the Fund’s investment restrictions and compliance with applicable Fund policies and procedures. The Board considered PGIM Investments’ evaluation of the subadvisers, as well as PGIM Investments’ recommendation, based on its review of the subadvisers, to renew the subadvisory agreements.

The Board considered the qualifications, backgrounds and responsibilities of PGIM Investments’ senior management responsible for the oversight of the Fund, PGIM Fixed Income, and PGIML, and also considered the qualifications, backgrounds and responsibilities of PGIM Fixed Income’s portfolio managers who are responsible for the day-to-day management of the Fund’s portfolio. The Board was provided with information pertaining to PGIM Investments’, PGIM Fixed Income’s, and PGIML’s organizational

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structure, senior management, investment operations, and other relevant information pertaining to PGIM Investments, PGIM Fixed Income, and PGIML. The Board also noted that it received favorable compliance reports from the Fund’s Chief Compliance Officer (“CCO”) as to PGIM Investments, PGIM Fixed Income, and PGIML.

The Board concluded that it was satisfied with the nature, extent and quality of the investment management services provided by PGIM Investments, the subadvisory services provided to the Fund by PGIM Fixed Income and PGIML, and that there was a reasonable basis on which to conclude that the Fund benefits from the services provided by PGIM Investments, PGIM Fixed Income, and PGIML under the management and subadvisory agreements.

Costs of Services and Profits Realized by PGIM Investments

The Board was provided with information on the profitability of PGIM Investments and its affiliates in serving as the Fund’s investment manager. The Board discussed with PGIM Investments the methodology utilized in assembling the information regarding profitability and considered its reasonableness. The Board recognized that it is difficult to make comparisons of profitability from fund management contracts because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocations and the adviser’s capital structure and cost of capital. Taking these factors into account, the Board concluded that the profitability of PGIM Investments and its affiliates in relation to the services rendered was not unreasonable.

Economies of Scale

The Board received and discussed information concerning economies of scale that PGIM Investments may realize as the Fund’s assets grow beyond current levels. The Board noted that the management fee schedule for the Fund includes breakpoints, which have the effect of decreasing the fee rate as assets increase. During the course of time, the Board has considered information regarding the launch date of the Fund, the management fees of the Fund compared to those of similarly managed funds and PGIM Investments’ investment in the Fund over time. The Board noted that economies of scale can be shared with the Fund in other ways, including low management fees from inception, additional technological and personnel investments to enhance shareholder services, and maintaining existing expense structures in the face of a rising cost environment. The Board also considered PGIM Investments’ assertion that it continually evaluates the management fee schedule of the Fund and the potential to share economies of scale through breakpoints or fee waivers as asset levels increase.

The Board recognized the inherent limitations of any analysis of economies of scale, stemming largely from the Board’s understanding that most of PGIM Investments’ costs are not specific to individual funds, but rather are incurred across a variety of products and services.

PGIM International Bond Fund

Approval of Advisory Agreements (continued)

Other Benefits to PGIM Investments, PGIM Fixed Income, and PGIML

The Board considered potential ancillary benefits that might be received by PGIM Investments, PGIM Fixed Income, PGIML and their affiliates as a result of their relationship with the Fund. The Board concluded that potential benefits to be derived by PGIM Investments included transfer agency fees received by the Fund’s transfer agent (which is affiliated with PGIM Investments), as well as benefits to its reputation or other intangible benefits resulting from PGIM Investments’ association with the Fund. The Board concluded that the potential benefits to be derived by PGIM Fixed Income and PGIML included the ability to use soft dollar credits, as well as the potential benefits consistent with those generally resulting from an increase in assets under management, specifically, potential access to additional research resources and benefits to their reputations. The Board concluded that the benefits derived by PGIM Investments, PGIM Fixed Income, and PGIML were consistent with the types of benefits generally derived by investment managers and subadvisers to mutual funds.

Performance of the Fund / Fees and Expenses

The Board considered certain additional factors and made related conclusions relating to the historical performance of the Fund for the one-year period ended December 31, 2018. The Board considered that the Fund commenced operations on December 14, 2016 and that longer-term performance was not yet available.

The Board also considered the Fund’s actual management fee, as well as the Fund’s net total expense ratio, for the fiscal year ended October 31, 2018. The Board considered the management fee for the Fund as compared to the management fee charged by PGIM Investments to other funds and the fee charged by other advisers to comparable mutual funds in a Peer Group. The actual management fee represents the fee rate actually paid by Fund shareholders and includes any fee waivers or reimbursements. The net total expense ratio for the Fund represents the actual expense ratio incurred by Fund shareholders.

The mutual funds included in the Peer Universe, which was used to consider performance, and the Peer Group, which was used to consider expenses and fees, were objectively determined by Broadridge, an independent provider of mutual fund data. In certain circumstances, PGIM Investments also provided supplemental Peer Universe or Peer Group information, for reasons addressed with the Board. The comparisons placed the Fund in various quartiles over various periods, with the first quartile being the best 25% of the mutual funds (for performance, the best performing mutual funds and, for expenses, the lowest cost mutual funds).

The section below summarizes key factors considered by the Board and the Board’s conclusions regarding the Fund’s performance, fees and overall expenses. The table sets forth net performance comparisons (which reflect the impact on performance of fund

Visit our website at pgiminvestments.com

expenses, or any subsidies, expense caps or waivers that may be applicable) with the Peer Universe, actual management fees with the Peer Group (which reflect the impact of any subsidies or fee waivers), and net total expenses with the Peer Group, each of which were key factors considered by the Board.

Net Performance	1 Year	3 Years	5 Years	10 Years
	1st Quartile	N/A	N/A	N/A
Actual Management Fees: 1st Quartile
Net Total Expenses: 1st Quartile

•	The Board noted that the Fund underperformed its benchmark index over the one-year period.
•	The Board noted that the Fund does not yet have a three-year performance record and that, therefore, the subadviser should have more time to develop that record.
•

The Board and PGIM Investments agreed to retain the existing contractual expense cap which (exclusive of certain fees and expenses) caps total annual operating expenses at 0.99% for Class A shares, 1.74% for Class C shares, 0.74% for Class R6 shares, and 0.74% for Class Z shares through February 29, 2020.

•

In addition, PGIM Investments will waive management fees or shared operating expenses on any share class to the same extent that it waives such expenses on any other share class, and has agreed that total annual fund operating expenses for Class R6 shares will not exceed total annual fund operating expenses for Class Z shares.

•

The Board concluded that in light of the above, it would be in the best interests of the Fund and its shareholders to continue to allow the Fund to create a longer-term performance record, and to renew the agreements.

•	The Board concluded that the management fees (including subadvisory fees) and total expenses were reasonable in light of the services provided.

*    *    *

After full consideration of these factors, the Board concluded that the approval of the agreements was in the best interests of the Fund and its shareholders.

PGIM International Bond Fund

∎ MAIL	∎ TELEPHONE	∎ WEBSITE
655 Broad Street Newark, NJ 07102	(800) 225-1852	pgiminvestments.com

PROXY VOTING
The Board of Trustees of the Fund has delegated to the Fund’s subadviser the responsibility for voting any proxies and maintaining proxy recordkeeping with respect to the Fund. A description of these proxy voting policies and procedures is available without charge, upon request, by calling (800) 225-1852. Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available on the Fund’s website and on the Securities and Exchange Commission’s website.

TRUSTEES
Ellen S. Alberding • Kevin J. Bannon • Scott E. Benjamin • Linda W. Bynoe • Barry H. Evans • Keith F. Hartstein • Laurie Simon Hodrick • Michael S. Hyland • Stuart S. Parker • Brian K. Reid • Grace C. Torres

OFFICERS

Stuart S. Parker, President • Scott E. Benjamin, Vice President • Christian J. Kelly, Treasurer and Principal Financial and Accounting Officer • Raymond A. O’Hara, Chief Legal Officer • Dino Capasso, Chief Compliance Officer • Charles H. Smith, Anti-Money Laundering Compliance Officer • Andrew R. French, Secretary • Jonathan D. Shain, Assistant Secretary • Claudia DiGiacomo, Assistant Secretary • Diana N. Huffman, Assistant Secretary • Kelly A. Coyne, Assistant Secretary • Lana Lomuti, Assistant Treasurer • Russ Shupak, Assistant Treasurer • Elyse McLaughlin, Assistant Treasurer • Deborah Conway, Assistant Treasurer

MANAGER	PGIM Investments LLC	655 Broad Street Newark, NJ 07102

SUBADVISER	PGIM Fixed Income	655 Broad Street Newark, NJ 07102

DISTRIBUTOR	Prudential Investment Management Services LLC	655 Broad Street Newark, NJ 07102

CUSTODIAN	The Bank of New York Mellon	240 Greenwich Street New York, NY 10286

TRANSFER AGENT	Prudential Mutual Fund Services LLC	PO Box 9658 Providence, RI 02940

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	KPMG LLP	345 Park Avenue New York, NY 10154

FUND COUNSEL	Willkie Farr & Gallagher LLP	787 Seventh Avenue New York, NY 10019

An investor should consider the investment objectives, risks, charges, and expenses of the Fund carefully before investing. The prospectus and summary prospectus contain this and other information about the Fund. An investor may obtain the prospectus and summary prospectus by visiting our website at pgiminvestments.com or by calling (800) 225-1852. The prospectus and summary prospectus should be read carefully before investing.

E-DELIVERY
To receive your mutual fund documents online, go to pgiminvestments.com/edelivery and enroll. Instead of receiving printed documents by mail, you will receive notification via email when new materials are available. You can cancel your enrollment or change your email address at any time by visiting the website address above.

SHAREHOLDER COMMUNICATIONS WITH TRUSTEES
Shareholders can communicate directly with the Board of Trustees by writing to the Chair of the Board, PGIM International Bond Fund, PGIM Investments, Attn: Board of Trustees, 655 Broad Street, Newark, NJ 07102. Shareholders can communicate directly with an individual Trustee by writing to the same address. Communications are not screened before being delivered to the addressee.

AVAILABILITY OF PORTFOLIO HOLDINGS

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission on Form N-PORT. The Fund’s Form N-PORT filings are available on the Commission’s website at sec.gov. Form N-PORT is filed with the Commission quarterly, and each Fund’s full portfolio holdings as of the first and third fiscal quarter-ends (as of the third month of the Fund’s fiscal quarter for reporting periods on or after September 30, 2019) will be made publicly available 60 days after the end of each quarter at sec.gov.

The Fund’s Statement of Additional Information contains additional information about the Fund’s Trustees and is available without charge, upon request, by calling (800) 225-1852.

Mutual Funds:

ARE NOT INSURED BY THE FDIC OR ANY FEDERAL GOVERNMENT AGENCY	MAY LOSE VALUE	ARE NOT A DEPOSIT OF OR GUARANTEED BY ANY BANK OR ANY BANK AFFILIATE

PGIM INTERNATIONAL BOND FUND

SHARE CLASS	A	C	Z	R6
NASDAQ	PXBAX	PXBCX	PXBZX	PXBQX
CUSIP	74441J738	74441J720	74441J696	74441J712

MF234E

Item 2 – Code of Ethics — See Exhibit (a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics (the “Section 406 Standards for Investment Companies – Ethical Standards for Principal Executive and Financial Officers”) that applies to the registrant’s Principal Executive Officer and Principal Financial Officer; the registrant’s Principal Financial Officer also serves as the Principal Accounting Officer.

The registrant hereby undertakes to provide any person, without charge, upon request, a copy of the code of ethics. To request a copy of the code of ethics, contact the registrant 800-225-1852, and ask for a copy of the Section 406 Standards for Investment Companies - Ethical Standards for Principal Executive and Financial Officers.

Item 3 – Audit Committee Financial Expert –

The registrant’s Board has determined that Mr. Kevin J. Bannon, member of the Board’s Audit Committee is an “audit committee financial expert,” and that he is “independent,” for purposes of this Item.

Item 4 – Principal Accountant Fees and Services – (a) Audit Fees

For the fiscal years ended October 31, 2019 and October 31, 2018, KPMG LLP (“KPMG”), the Registrant’s principal accountant, billed the Registrant $208,621 and $206,556 respectively, for professional services rendered for the audit of the Registrant’s annual financial statements or services that are normally provided in connection with statutory and regulatory filings.

(b) Audit-Related Fees

For the fiscal year ended October 31, 2019, fees of $7,090 were billed to the Registrant for services rendered by KPMG in connection with an accounting system conversion and were paid by The Bank of New York Mellon. For the fiscal year ended October 31, 2018, there are no fees to report.

(c) Tax Fees

For the fiscal years ended October 31, 2019 and October 31, 2018: none.

(d) All Other Fees

For the fiscal years ended October 31, 2019 and October 31, 2018: none.

(e) (1) Audit Committee Pre-Approval Policies and Procedures

THE PGIM MUTUAL FUNDS

AUDIT COMMITTEE POLICY

on

Pre-Approval of Services Provided by the Independent Accountants

The Audit Committee of each PGIM Mutual Fund is charged with the responsibility to monitor the independence of the Fund’s independent accountants. As part of this responsibility, the Audit Committee must pre-approve the independent accounting firm’s engagement to render audit and/or permissible non-audit services, as required by law. In evaluating a proposed engagement of the independent accountants, the Audit Committee will assess the effect that the engagement might reasonably be expected to have on the accountant’s independence. The Committee’s evaluation will be based on:

•	a review of the nature of the professional services expected to be provided,

•	a review of the safeguards put into place by the accounting firm to safeguard independence, and

•	periodic meetings with the accounting firm.

Policy for Audit and Non-Audit Services Provided to the Funds

On an annual basis, the scope of audits for each Fund, audit fees and expenses, and audit-related and non-audit services (and fees proposed in respect thereof) proposed to be performed by the Fund’s independent accountants will be presented by the Treasurer and the independent accountants to the Audit Committee for review and, as appropriate, approval prior to the initiation of such services.

Such presentation shall be accompanied by confirmation by both the Treasurer and the independent accountants that the proposed non-audit services will not adversely affect the independence of the independent accountants. Such proposed non-audit services shall be described in sufficient detail to enable the Audit Committee to assess the appropriateness of such services and fees, and the compatibility of the provision of such services with the auditor’s independence. The Committee shall receive periodic reports on the progress of the audit and other services which are approved by the Committee or by the Committee Chair pursuant to authority delegated in this Policy.

The categories of services enumerated under “Audit Services”, “Audit-related Services”, and “Tax Services” are intended to provide guidance to the Treasurer and the independent accountants as to those categories of services which the Committee believes are generally consistent with the independence of the independent accountants and which the Committee (or the Committee Chair) would expect upon the presentation of specific proposals to pre-approve. The enumerated categories are not intended as an exclusive list of audit, audit-related or tax services, which the Committee (or the Committee Chair) would consider for pre-approval.

Audit Services

The following categories of audit services are considered to be consistent with the role of the Fund’s independent accountants:

•	Annual Fund financial statement audits

•	Seed audits (related to new product filings, as required)

•	SEC and regulatory filings and consents

Audit-related Services

The following categories of audit-related services are considered to be consistent with the role of the Fund’s independent accountants:

•	Accounting consultations

•	Fund merger support services

•	Agreed Upon Procedure Reports

•	Attestation Reports

•	Other Internal Control Reports

Individual audit-related services that fall within one of these categories (except for fund merger support services) and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated). Fees related to fund merger support services are subject to a separate authorized pre-approval by the Audit Committee with fees determined on a per occurrence and merger complexity basis.

Tax Services

The following categories of tax services are considered to be consistent with the role of the Fund’s independent accountants:

•	Tax compliance services related to the filing or amendment of the following:

•	Federal, state and local income tax compliance; and,

•	Sales and use tax compliance

•	Timely RIC qualification reviews

•	Tax distribution analysis and planning

•	Tax authority examination services

•	Tax appeals support services

•	Accounting methods studies

•	Fund merger support services

•	Tax consulting services and related projects

Individual tax services that fall within one of these categories and are not presented to the Audit Committee as part of the annual pre-approval process are subject to an authorized pre-approval by the Audit Committee so long as the estimated fee for those services does not exceed $30,000. Any services provided under such pre-approval will be reported to the Audit Committee at its next regular meeting. Should the amount of such services exceed $30,000 any additional fees will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated).

Other Non-Audit Services

Certain non-audit services that the independent accountants are legally permitted to render will be subject to pre-approval by the Committee or by one or more Committee members to whom the Committee has delegated this authority and who will report to the full Committee any pre-approval decisions made pursuant to this Policy. Non-audit services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Proscribed Services

The Fund’s independent accountants will not render services in the following categories of non-audit services:

•	Bookkeeping or other services related to the accounting records or financial statements of the Fund

•	Financial information systems design and implementation

•	Appraisal or valuation services, fairness opinions, or contribution-in-kind reports

•	Actuarial services

•	Internal audit outsourcing services

•	Management functions or human resources

•	Broker or dealer, investment adviser, or investment banking services

•	Legal services and expert services unrelated to the audit

•	Any other service that the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval of Non-Audit Services Provided to Other Entities Within the PGIM Fund Complex

Certain non-audit services provided to PGIM Investments LLC or any of its affiliates that also provide ongoing services to the PGIM Mutual Funds will be subject to pre-approval by the Audit Committee. The only non-audit services provided to these entities that will require pre-approval are those related directly to the operations and financial reporting of the Funds. Individual projects that are not presented to the Audit Committee as part of the annual pre-approval process will be subject to pre-approval by the Committee Chair (or any other Committee member on whom this responsibility has been delegated) so long as the estimated fee for those services does not exceed $30,000. Services presented for pre-approval pursuant to this paragraph will be accompanied by a confirmation from both the Treasurer and the independent accountants that the proposed services will not adversely affect the independence of the independent accountants.

Although the Audit Committee will not pre-approve all services provided to PGIM Investments LLC and its affiliates, the Committee will receive an annual report from the Fund’s independent accounting firm showing the aggregate fees for all services provided to PGIM Investments and its affiliates.

(e) (2) Percentage of services referred to in 4(b) – 4(d) that were approved by the audit committee – For the fiscal year ended October 31, 2019, 100% of the services referred to in Item 4(b) was approved by the audit committee. For the fiscal year ended October 31, 2018: none.

(f) Percentage of hours expended attributable to work performed by other than full time employees of principal accountant if greater than 50%.

The percentage of hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees was 0%.

(g) Non-Audit Fees

The aggregate non-audit fees billed by KPMG for services rendered to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant for the fiscal years ended October 31, 2019 and October 31, 2018 was $0 and $0, respectively.

(h) Principal Accountant’s Independence

Not applicable as KPMG has not provided non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X.

Item 5 – Audit Committee of Listed Registrants –

The registrant has a separately designated standing audit committee (the “Audit Committee”) established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934. The members of the Audit Committee are Kevin J. Bannon (chair), Laurie Simon Hodrick, Michael S. Hyland, CFA, Brian K. Reid, and Keith F. Hartstein (ex-officio).

Item 6 – Schedule of Investments – The schedule is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7 – Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not applicable.

Item 8 – Portfolio Managers of Closed-End Management Investment Companies – Not applicable.

Item 9 – Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not applicable.

Item 10 – Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 – Controls and Procedures

(a)

It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.

(b)

There has been no significant change in the registrant’s internal control over financial reporting that occurred during the registrant’s most recent fiscal quarter of the period covered by this report that has materially affected, or is likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 – Controls and Procedures - Disclosure of Securities Lending Activities for Closed-End Management Investment Companies – Not applicable.

Item 13 – Exhibits

(a)	(1) Code of Ethics – Attached hereto as Exhibit EX-99.CODE-ETH

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.CERT.

(3) Any written solicitation to purchase securities under Rule 23c-1. – Not applicable.

(b)	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act – Attached hereto as Exhibit EX-99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Registrant:	Prudential Investment Portfolios 9

By:	/s/ Andrew R. French
Andrew R. French
Secretary

Date:	December 19, 2019

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Stuart S. Parker
Stuart S. Parker
President and Principal Executive Officer

Date:	December 19, 2019

By:	/s/ Christian J. Kelly
Christian J. Kelly
Treasurer and Principal Financial and Accounting Officer

Date:	December 19, 2019